     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 7, 2000


                                                              FILE NO. 033-51294
                                                               FILE NO. 811-7140
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / /

                         POST-EFFECTIVE AMENDMENT NO. 29                 /X/
                                       AND
                         REGISTRATION STATEMENT UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                 / /
                                 AMENDMENT NO. 31                        /X/


                            ------------------------

                          VAN KAMPEN SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (Address of Principal Executive Office)

                  Registrant's Telephone Number (630) 684-6000

                              A. THOMAS SMITH III
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          VAN KAMPEN INVESTMENTS INC.
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (Name and Address of Agent for Service)

                            ------------------------

                                   COPIES TO:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable following effectiveness of this Registration Statement.


It is proposed that this filing be effective
           (Check appropriate box)
/ /        Immediately upon filing pursuant to paragraph (b)
/X/        On April 3, 2000 pursuant to paragraph (b)
/ /        60 days after filing pursuant to paragraph (a)(1)
/ /        On (date) pursuant to paragraph (a)(1)
/ /        75 days after filing pursuant to paragraph (a)(2)
/ /        On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            ------------------------

                     Title of securities being registered:
                   COMMON SHARES, PAR VALUE $0.001 PER SHARE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


    This Post-Effective Amendment No. 29 to the Registration Statement contains 1 Prospectus describing the Van Kampen Tax Managed Global Franchise Fund (formerly, the Van Kampen Global Franchise Fund) and a combined Statement of Additional Information describing all 19 series of the Registrant (the "Funds"), including the Van Kampen Tax Managed Global Franchise Fund. The Registration Statement is organized as follows:


       Facing Page

       Prospectus relating to the Van Kampen Tax Managed Global Franchise Fund

       One Statement of Additional Information relating to all of the Funds of the Registrant listed below.

        Van Kampen American Value Fund
        Van Kampen Asian Growth Fund
        Van Kampen Emerging Markets Debt Fund
        Van Kampen Emerging Markets Fund
        Van Kampen Equity Growth Fund
        Van Kampen European Equity Fund
        Van Kampen Focus Equity Fund
        Van Kampen Global Equity Allocation Fund
        Van Kampen Global Equity Fund
        Van Kampen Global Fixed Income Fund
        Van Kampen Growth And Income Fund II
        Van Kampen High Yield & Total Return Fund
        Van Kampen International Magnum Fund
        Van Kampen Japanese Equity Fund
        Van Kampen Latin American Fund
        Van Kampen Mid Cap Growth Fund
        Van Kampen Tax Managed Global Franchise Fund
        Van Kampen Value Fund
        Van Kampen Worldwide High Income Fund

       Part C Information

       Exhibits


           No changes are being made to the prospectuses for the Funds (excluding the Van Kampen Tax Managed Global Franchise Fund) which are included in Post-Effective Amendment No. 27 to the Registration Statement of the Registrant.

                                   VAN KAMPEN
                                  TAX MANAGED
                             GLOBAL FRANCHISE FUND


Van Kampen Tax Managed Global Franchise Fund, formerly known as Van Kampen Global Franchise Fund, is a mutual fund with the investment objective to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly-traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential while attempting to minimize the impact of federal income taxes on shareholder returns.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    THIS PROSPECTUS IS DATED APRIL 3, 2000.


                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................5
   Investment Objective, Policies and Risks ................................6

   Investment Advisory Services ...........................................12


   Purchase of Shares .....................................................13

   Redemption of Shares ...................................................20

   Distributions from the Fund ............................................22

   Shareholder Services ...................................................22
   Federal Income Taxation ................................................24
   Financial Highlights ...................................................26

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund is a mutual fund with the investment objective to seek long-term capital appreciation.


                             INVESTMENT STRATEGIES
Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly-traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential while attempting to minimize the impact of federal income taxes on shareholder returns. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.


The Fund's investment adviser seeks to minimize the impact of federal income taxes on shareholder returns by employing certain tax sensitive investment strategies such as:



-Maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce capital gains distributions made by the Fund.



-Selling securities to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize.



-When selling a security, selling, in most cases, the shares with the higher cost basis first.



The Fund's investment adviser uses a "bottom-up" investment approach that emphasizes security selection on an individual company basis. The Fund invests in securities of issuers that the Fund's investment adviser believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. Sell decisions are directly connected to buy decisions.


Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.). The Fund may invest in issuers from developing or emerging market countries. The Fund may purchase and sell certain derivative instruments (such as options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps) for various portfolio management purposes.

                                INVESTMENT RISKS
An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of smaller companies often fluctuate more and may fall more than the stock prices of larger companies.



Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.



TAX MANAGED INVESTING. Managing for after-tax returns may negatively impact the Fund's performance. Since the Fund balances investment and tax considerations when deciding whether to buy or sell securities, its pre-tax return may be lower than that of a similar fund that is not tax managed. The Fund may therefore not be a suitable investment for individual retirement accounts ("IRAs"), other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. Although the Fund strives to avoid realizing taxable capital gains, it utilizes an active management style and may realize capital gains on the sale of securities. For instance, portfolio securities may be sold when the Fund's investment adviser believes that the tax impact of the sale is outweighed by other factors such as the risks of holding the security or the availability of other investments that have better potential returns. There can be no assurance that your after-tax returns from the Fund will be better than those you would earn from an investment in a growth fund that is not tax managed. Changes in tax laws may limit the effectiveness of the Fund's tax sensitive strategies.

FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term


- Seek lower taxable distributions than a traditional equity growth fund (the Fund may not be an appropriate investment for IRAs, other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments)


- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their Fund shares


- Wish to add to their investment portfolio a fund that invests primarily in publicly-traded equity securities of U.S. and other issuers while attempting to minimize the impact of federal income taxes on shareholder returns (including investors who have already contributed the maximum permitted amounts to IRAs or other tax-deferred accounts, investors saving for childrens' educational expenses or investors seeking more liquidity than that offered by variable annuities)


An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual return of the Fund's Class A Shares over the calendar year prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN
1999


*THE ANNUAL RETURN SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND PRIOR TO
 IMPLIMENTING THE FUND'S TAX SENSITIVE STRATEGIES WHICH WERE ADDED TO THE FUND'S OVERALL INVESTMENT STRATEGY EFFECTIVE APRIL 3, 2000.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the one-year period shown in the bar chart, the highest quarterly return was 4.98% (for the quarter ended 12/31/98) and the lowest quarterly return was -4.88% (for the quarter ended 9/30/ 99).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International (MSCI) World Net Dividends Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

AVERAGE ANNUAL
TOTAL RETURNS**
FOR THE
PERIODS ENDED                   PAST           SINCE
DECEMBER 31, 1999              1 YEAR        INCEPTION
------------------------------------------------------
Van Kampen Tax Managed
Global Franchise Fund
-- Class A Shares              13.55%         18.52%(1)
MSCI World Net
Dividends Index                24.93%         39.28%(2)
 .....................................................
Van Kampen Tax Managed
Global Franchise Fund
-- Class B Shares              14.69%         20.28%(1)
MSCI World Net
Dividends Index                24.93%         39.28%(2)
 .....................................................
Van Kampen Tax Managed
Global Franchise Fund
-- Class C Shares              18.52%         23.94%(1)
MSCI World Net
Dividends Index                24.93%         39.28%(2)
 .....................................................



INCEPTION DATE: (1) 9/25/98, (2) 9/30/98
*      THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD NET DIVIDENDS
       INDEX IS AN UNMANAGED INDEX WHICH INCLUDES SECURITIES LISTED ON THE
       STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW
       ZEALAND, AND THE FAR EAST AND ASSUMES DIVIDENDS ARE REINVESTED NET OF
       WITHHOLDING TAX.
**     THE ANNUAL RETURNS SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND PRIOR
       TO IMPLIMENTING THE FUND'S TAX SENSITIVE STRATEGIES WHICH WERE ADDED
       TO THE FUND'S OVERALL INVESTMENT STRATEGY EFFECTIVE APRIL 3, 2000.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A     CLASS B     CLASS C
                            SHARES      SHARES      SHARES
---------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)              5.75%(1)    None        None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                    None(2)     5.00%(3)    1.00%(4)
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None        None        None
 ..............................................................
Redemption fees              None        None        None
 ..............................................................
Exchange fee                 None        None        None
 ..............................................................

                           CLASS A     CLASS B     CLASS C
                            SHARES      SHARES      SHARES
---------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------
Management fees(5)           1.00%       1.00%       1.00%
 ..............................................................
Distribution and/or
service (12b-1)
fees(6)                      0.25%       1.00%(7)    1.00%(7)
 ..............................................................
Other expenses(5)           12.30%      12.45%      14.07%
 ..............................................................
Total annual fund
operating expenses(5)       13.55%      14.45%      16.07%
 ..............................................................



   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

                           YEAR 1-5.00%
                           YEAR 2-4.00%
                           YEAR 3-3.00%
                           YEAR 4-2.50%
                           YEAR 5-1.50%
                             AFTER-NONE



         SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."
   (5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.80% FOR CLASS A SHARES, 2.55% FOR CLASS B SHARES AND 2.55% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 1999. THE FEE WAIVERS OR EXPENSE REIMBURSE-MENTS CAN BE TERMINATED AT ANY TIME.
   (6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares, which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares          $1,797     $3,938     $5,728     $9,024
 ...............................................................
Class B Shares          $1,877     $4,052     $5,850     $9,106*
 ...............................................................
Class C Shares          $1,618     $4,069     $6,086     $9,471
 ...............................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares          $1,797     $3,938     $5,728     $9,024
 ...............................................................
Class B Shares          $1,377     $3,752     $5,700     $9,106*
 ...............................................................
Class C Shares          $1,518     $4,069     $6,086     $9,471
 ...............................................................

     * BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek long-term capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval by a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly-traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential while attempting to minimize the impact of federal income taxes on shareholder returns. The franchise focus of the Fund is based on the investment adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) of issuers are difficult to create and replicate (unlike many physical assets) and that carefully selected franchise companies can yield above average potential for long-term capital appreciation. The Fund seeks to invest in companies identified by the Fund's investment adviser with resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential selected on a global basis with a strong bias towards value. The Fund's investment adviser uses a "bottom up" strategy emphasizing individual security selection. The Fund's investment adviser relies on its research capabilities, analytical resources and judgement to identify and monitor franchise businesses meeting its investment criteria.



In managing the Fund, the Fund's investment adviser seeks to employ investment strategies that attempt to achieve high after-tax returns by balancing investment and tax considerations when deciding whether to buy or sell securities. The Fund is designed to minimize income distributions and the distributions of capital gains. The Fund may use, but is not limited to, the following tax management techniques and strategies:



- Maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce capital gains distributions made by the Fund.



- Selling securities to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize.



- When selling a security, selling, in most cases, the shares with the higher cost basis first.



The Fund's tax managed strategy can generally be expected to lead to lower distributions of income and realized capital gains than funds managed without regard to tax considerations. The Fund is actively managed, however, and there can be no assurance that taxable distributions can always be avoided. The Fund added these tax sensitive strategies as part of its overall investment strategy effective April 3, 2000.



The Fund's investment adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Fund's portfolio may consist of less holdings than a fund without such a specifically defined investment program. While the Fund invests in a number of different issuers and industries, the Fund may invest in a smaller number of companies within the limits permissible for a diversified fund and may invest up to (but not including) 25% of its assets in a single industry. By investing more of its assets in fewer issuers or industries, the Fund is subject to greater risks and price volatility impacting individual issuers or industries than a Fund which does not employ such a practice.


Under normal market conditions, the Fund invests at least 65% of the Fund's total assets in securities of issuers located in at least three different countries (including the U.S.). Such equity securities may be denominated in currencies other than the U.S. dollar. The Fund is not subject to any other limitations on the portion of its assets which may be invested in any single country or region. To the extent the Fund does invest more of its assets in a single country or region, the Fund will be subject to greater risks impacting such country or region than a fund which maintains broad country diversity. The Fund may invest in securities of issuers located in developing or emerging market countries; such securities pose greater risks than securities of issuers located in developed countries and traded in more established markets. See "Risks of Investing in Securities of Foreign Issuers" below.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, it also may invest in preferred stocks, convertible securities, rights or warrants to purchase stocks, and depository receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of the convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


The Fund may invest in securities of certain issuers indirectly through investment in other investment companies. Such investments are commonly used when direct investment in certain countries is not permitted to foreign entities. Investment in other investment companies may involve duplication of management fees and certain other expenses.


The Fund may invest in issuers in any capitalization range. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Such securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed markets since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.


Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." It is still unclear what the long-term consequences of the euro conversion will be on foreign exchange rates, interest rates and the value of European securities which may adversely affect the Fund.


Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may purchase and sell foreign currency on a spot (i.e. cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should carefully consider the risks of foreign investments before investing in the Fund.

                             DERIVATIVE INSTRUMENTS
The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Fund's investment adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.


Certain derivative instrument transactions may result in the Fund realizing taxable income or capital gains.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions in order to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of such security will decline. The Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satsify its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund balances investment and tax considerations when deciding whether to buy and sell securities. A strategy of the Fund is to minimize capital gain producing portfolio turnover. Notwithstanding the foregoing, the Fund may sell securities and recognize gains when the investment adviser deems it advisable in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs (including brokerage commissions or dealer costs) and a high portfolio turnover rate may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover rate. Increases in a fund's transaction costs would adversely impact the fund's performance.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may on a temporary basis hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objective.

                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS              % PER ANNUM
--------------------------------------------------
FIRST $500 MILLION                   1.00 OF 1.00%
 .................................................
NEXT $500 MILLION                    0.95 OF 1.00%
 .................................................
OVER $1 BILLION                      0.90 OF 1.00%
 .................................................


The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 1999.


The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement, between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund also pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodial fees, legal and independent accountant fees, the cost of reports to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") is the Subadviser of the Fund. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., and is an affiliate of the Adviser. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At December 31, 1999, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $184.8 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On
December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationship among the Fund, the Adviser, the Subadviser and the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. Andrew Brown has had primary responsibility for the day-to-day management of the Fund's investment portfolio since its inception. Mr. Brown is a Managing Director of the Subadviser. He joined the Subadviser in May 1994, as a consultant global research analyst specializing in non-cyclical stocks, and became a Managing Director in 1998. Mr. Brown spent the first nine years of his business career as a journalist at Fortune Magazine, and worked from 1986 through 1991 as a sell side analyst for Morgan Stanley International, specializing in UK and Continental European consumer stocks. Mr. Brown then became research director at J.O. Hambro & Partners, and a partner in a consulting firm before returning to Morgan Stanley Dean Witter & Co. Mr. Brown graduated from Harvard University in 1977 with an A.B. magna cum laude in English.

                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and service plan (each as described below) under which its distribution fee and /or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ"), and if there has been no sale on that day, at the mean between the last reported bid and asked prices and (iii) valuing securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis, which approximates market value.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of such shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading

"Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form accompanying this prospectus. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                     AS % OF    AS % OF
SIZE OF                              OFFERING  NET AMOUNT
INVESTMENT                            PRICE     INVESTED
---------------------------------------------------------
Less than $50,000                     5.75%      6.10%
 ........................................................
$50,000 but less than $100,000        4.75%      4.99%
 ........................................................
$100,000 but less than $250,000       3.75%      3.90%
 ........................................................
$250,000 but less than $500,000       2.75%      2.83%
 ........................................................
$500,000 but less than $1,000,000     2.00%      2.04%
 ........................................................
$1,000,000 or more                     *          *
 ........................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                         CONTINGENT
                                          DEFERRED
                                        SALES CHARGE
                                     AS A PERCENTAGE OF
                                       DOLLAR AMOUNT
YEAR SINCE PURCHASE                  SUBJECT TO CHARGE
-------------------------------------------------------
First                                      5.00%
 ......................................................
Second                                     4.00%
 ......................................................
Third                                      3.00%
 ......................................................
Fourth                                     2.50%
 ......................................................
Fifth                                      1.50%
 ......................................................
Sixth and After                             None
 ......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from the reinvestment of dividends through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE
The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


In order to obtain these special benefits, the Fund requires that all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Fund after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 7, 1997 and thereafter, a commission will be paid on purchases as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children under 21 years of age, grandchildren, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities which may result in brokerage costs and a gain or loss for federal income tax purposes when such securities are sold. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer;

a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the custodian/ trustee to be forwarded to Investor Services. Contact the custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Shares may also be redeemed by phone through FundInfo-Registered Trademark- (automated phone system) which is accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all or substantially all of its net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at net asset value, or be reinvested in another Van Kampen fund at net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these telephone exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (generally taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Fund's tax managed strategy can generally be expected to lead to lower distributions of income and capital gains than funds managed without regard to tax considerations. The Fund is actively managed, however, and there can be no assurance that taxable distributions can always be avoided.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on such undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                               CLASS A                                 CLASS B
SELECTED PER SHARE DATA AND RATIOS              SEPTEMBER 25, 1998* TO JUNE 30, 1999#   SEPTEMBER 25, 1998* TO JUNE 30, 1999#
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....                  $10.000                                 $10.000
                                                               -------                                 -------
Income From Investment Operations
  Net Investment Income/Loss.................                    0.136                                   0.066
  Net Realized and Unrealized Gain/Loss......                    1.969                                   1.962
                                                               -------                                 -------
Total from Investment Operations.............                    2.105                                   2.028
                                                               -------                                 -------
Distributions
  Net Investment Income......................                   (0.125)                                 (0.106)
                                                               -------                                 -------
Net Asset Value, End of Period...............                  $11.980                                 $11.922
                                                               =======                                 =======
Total Return (1).............................                   21.22%**                                20.40%**
                                                               =======                                 =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)............                  $ 1,189                                 $   614
Ratio of Expenses to Average Net Assets......                    1.80%                                   2.55%
Ratio of Net Investment Income/Loss to
Average Net Assets...........................                    1.57%                                   0.77%
Portfolio Turnover Rate......................                       9%**                                    9%**
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
the Period...................................
  Per Share Benefit to Net Investment
  Income/Loss................................                  $  1.02                                 $  1.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.............                    13.55%                                  14.45%
  Net Investment Income/Loss to Average Net
  Assets.....................................                   (10.17)%                                (11.12)%
-----------------------------------------------------------------------------------------------------------------------------

                                                              CLASS C
SELECTED PER SHARE DATA AND RATIOS             SEPTEMBER 25, 1998* TO JUNE 30, 1999#
---------------------------------------------  -------------------------------------
Net Asset Value, Beginning of the Period.....                 $10.000
                                                              -------
Income From Investment Operations
  Net Investment Income/Loss.................                   0.059
  Net Realized and Unrealized Gain/Loss......                   2.065
                                                              -------
Total from Investment Operations.............                   2.124
                                                              -------
Distributions
  Net Investment Income......................                  (0.106)
                                                              -------
Net Asset Value, End of Period...............                 $12.018
                                                              =======
Total Return (1).............................                  21.40%**
                                                              =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)............                 $   480
Ratio of Expenses to Average Net Assets......                   2.55%
Ratio of Net Investment Income/Loss to
Average Net Assets...........................                   0.69%
Portfolio Turnover Rate......................                      9%**
---------------------------------------------
Effect of Voluntary Expense Limitation During
the Period...................................
  Per Share Benefit to Net Investment
  Income/Loss................................                 $  1.16
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.............                   16.07%
  Net Investment Income/Loss to Average Net
  Assets.....................................                  (12.83)%
---------------------------------------------

     * COMMENCEMENT OF OPERATIONS
    ** NON-ANNUALIZED
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     # CHANGES PER SHARE ARE BASED UPON MONTHLY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
                               BOARD OF DIRECTORS


J. Miles Branagan   Richard F. Powers, III*
Jerry D. Choate     Phillip B. Rooney
Linda Hutton Heagy  Fernando Sisto
R. Craig Kennedy    Wayne W. Whalen*, CHAIRMAN
Mitchell M. Merin*  Suzanne H. Woolsey
Jack E. Nelson      Paul G. Yovovich


                                    OFFICERS


Richard F. Powers, III*
PRESIDENT


A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Edward C. Wood III*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Stephen L. Boyd*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER & TREASURER


* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Tax Managed Global Franchise Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Tax Managed Global Franchise Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, IL 60601

                                   VAN KAMPEN
                                  TAX MANAGED
                             GLOBAL FRANCHISE FUND

                                   PROSPECTUS


                                 APRIL 3, 2000


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.
                                 GLF PRO 03/00

                      STATEMENT OF ADDITIONAL INFORMATION
                          VAN KAMPEN SERIES FUND, INC.



    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of the following nineteen investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"): Van Kampen American Value Fund, Van Kampen Asian Growth Fund, Van Kampen Emerging Markets Debt Fund, Van Kampen Emerging Markets Fund, Van Kampen Equity Growth Fund, Van Kampen European Equity Fund, Van Kampen Focus Equity Fund (formerly known as Van Kampen Aggressive Equity Fund), Van Kampen Global Equity Allocation Fund, Van Kampen Global Equity Fund, Van Kampen Global Fixed Income Fund, Van Kampen Growth and Income Fund II, Van Kampen High Yield & Total Return Fund, Van Kampen International Magnum Fund, Van Kampen Japanese Equity Fund, Van Kampen Latin American Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Tax Managed Global Franchise Fund (formerly known as Van Kampen Global Franchise Fund), Van Kampen Value Fund and Van Kampen Worldwide High Income Fund. For ease of reference, the words "Van Kampen" which begin the name of each Fund, are not used hereinafter.



    This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with each Fund's prospectus (the "Prospectus") dated as of October 28, 1999 for all Funds except the Tax Managed Global Franchise Fund dated as of April 3, 2000. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read the Prospectus of a Fund prior to purchasing shares of such Fund. A Prospectus for each of the Funds may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833 for the
hearing impaired).


                      ------------------------------------

                               TABLE OF CONTENTS
                      ------------------------------------


                                                                PAGE
                                                              --------
General Information.........................................      2
Investment Objectives, Policies and Risks...................      3
Investment Restrictions.....................................     21
Directors and Officers......................................     24
Investment Advisory Agreements..............................     30
Other Agreements............................................     33
Distribution and Service....................................     34
Transfer Agent..............................................     39
Portfolio Transactions and Brokerage Allocation.............     39
Shareholder Services........................................     42
Redemption of Shares........................................     43
Contingent Deferred Sales Charge -- Class A.................     43
Waiver of Class B and Class C Contingent Deferred Sales
 Charges....................................................     44
Taxation....................................................     45
Performance Information.....................................     48
Other Information...........................................     52
Appendix A -- Description of Securities Ratings.............    A-1
Reports of Independent Accountants, Financial Statements and
 Notes to Financial Statements..............................    F-1



Date: April 3, 2000

                              GENERAL INFORMATION


    The Company is a corporation established under the laws of the state of Maryland by Articles of Incorporation dated August 12, 1992 (the "Articles"). The Articles permit the Board of Directors to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Articles also permit the Board of Directors to create multiple classes of shares for each series. The Company's name at the time of its organization was Morgan Stanley Series Fund, Inc. The company changed its name to Van Kampen Series Fund, Inc. in July 1998. Similarly each Fund described herein at the time of its organization began its name with the words "Morgan Stanley" and each Fund changed its name to begin with the words "Van Kampen" in July 1998 (except for the Equity Growth Fund which made this name change in June 1998 and the Global Franchise Fund which has always had Van Kampen in its name since its organization in June 1998 and added the words "Tax Managed" to its name in March
2000).


    Van Kampen Investment Advisory Corp. ("Advisory Corp.") is the investment adviser (the "Adviser") and the administrator (the "Administrator") for the Funds. Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM") is a sub-adviser (a "Sub-Adviser") to the Funds, other than Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund. Miller, Anderson & Sherrard, LLP ("MAS") is a sub-adviser (a "Sub-Adviser") to Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund. The Funds are distributed by Van Kampen Funds Inc. (the "Distributor") and the Funds receive certain shareholder services from Van Kampen Investor Services Inc. ("Investor Services"). Other service providers for the Funds are described herein under "Other Agreements" or "Other Information".


    Advisory Corp., the Distributor, and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). MSDWIM and MAS are wholly owned subsidiaries of Morgan Stanley Dean Witter. The principal office of the Company, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at PO Box 218256, Kansas City, Missouri 64121-8256. The principal office of MSDWIM is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of MAS is located at One Tower Bridge, West Conshocken, Pennsylvania 19428.



    Morgan Stanley Dean Witter is a preeminant global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



    The authorized capitalization of the Company consists of 21,375,000,000 shares of common stock, par value $0.001 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.


    Each Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Articles. Each class of shares of a Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

    The Company does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each Fund will assist shareholders in communicating with other shareholders of such Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

    In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of such Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

    Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.
    2

    As of March 1, 2000, no person was known by the Company to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of any Fund, except as follows:



                                                                  AMOUNT OF              PERCENTAGE OF
FUND                               NAME & ADDRESS OF HOLDER       OWNERSHIP    CLASS       OWNERSHIP
----                               ------------------------       ---------   --------   -------------
Tax Managed Global Franchise  Van Kampen Funds                       40,000      A          35.18%
                              Distributors Inc.                      30,000      B          39.75%
                              Attn: Dominick Cogliandro              30,000      C          26.13%
                              One Chase Manhattan Plaza
                              37th Floor
                              New York, NY 10005-1401
                              Dean Witter For the Benefit of      23,233.24      A          20.43%
                              Mitchel M. Merin
                              P.O. Box 250 Church Street Station
                              New York, NY 10008-0250
                              Edward Jones & CO                   17,049.14      A          14.99%
                              Attn: Mutual Fund
                              Shareholder Accounting
                              201 Progress Pkwy
                              Maryland Hts, MO 63043-3009
                              Donaldson Lufkin Jenrette             4,429.6      B           5.87%
                              Securities Corp Inc
                              P.O. Box 2052
                              Jersey City, NJ 07303-2052
                              Kathleen M. Radcliffe TR             4,296.37      B           5.69%
                              Kathleen M. Radcliffe Living Trust
                              DTD 10/09/1997
                              6 Andover Drive
                              Prospect Heights, IL 60070-1107
                              Hercules Worldwide Corp             33,706.20      C          29.35%
                              P.O. Box 621 54 Bath Street
                              St. Helier Jersey Channel Island
                              JE4 8YD United Kingdom
                              Warrant Trustees Limited            16,473.87      C          14.35%
                              REF TC 6732
                              Discretionary Trust
                              P.O. Box 218 38/39 The Esplanade
                              St. Helier Jersey JE4 8SD
                              United Kingdom
                              Warrant Trustees Limited             8,454.27      C           7.36%
                              REF TC 6730
                              Discretionary Trust
                              P.O. Box 218 38/39 The Esplanade
                              St. Helier Jersey JE4 8SD
                              United Kingdom



                   INVESTMENT OBJECTIVES, POLICIES AND RISKS


    The following disclosure supplements the disclosure set forth in the "Investment Objective(s), Policies and Risks" sections in each Fund's Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Fund's Prospectus for a complete presentation of the matters disclosed below.

BORROWING AND LEVERAGE

    To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for temporary or emerging purposes. To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the return on a Fund's investments. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the Fund and the Adviser. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, such Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. A Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund's shareholders, and the terms of a Fund's borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

CONVERTIBLE SECURITIES, RIGHTS OR WARRANTS AND EQUITY-LINKED SECURITIES

    Certain Funds may invest in convertible securities, rights or warrants to purchase common stocks and other equity-linked securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities. Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

DEPOSITARY RECEIPTS

    Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in
    4
the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

EURODOLLAR AND YANKEE OBLIGATIONS

    Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

    Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTING

    Certain Funds may or will invest in securities of foreign issuers. Such securities may be denominated in U.S. dollars and in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

    In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., a Fund may experience settlement difficulties or delays not usually encountered in the U.S.

    Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

    In addition to the increased risks of investing in foreign issuers, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

    The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.

    FOREIGN CURRENCY EXCHANGE RISKS. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, such Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

    A Fund's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    A Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund engages in an offsetting transaction, such Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract. Funds may combine forward contracts with investments in securities denominated in other currencies in order to achieve desired security and currency exposures. Such
    6
combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

    To the extent required by the rules and regulations of the Securities and Exchange Commission ("SEC"), the Fund will earmark or place cash or other liquid assets into a segregated account in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts. See also "Strategic Transactions".

    FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

    Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

    Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

    INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. A Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

    A Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

    Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures or negotiated by the countries with which they trade.

    Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

    Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause such Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

    The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.
    8

    A Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Funds' investment adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

    Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

    Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the issuer.

    EUROPEAN INVESTING. In recent years there have been two key issues influencing the investment environment and economic conditions of Europe: the creation of the single market and the emergence of Eastern European economies. Both of these factors have helped European companies by opening up new markets for growth.

    In connection with efforts to create a single market, eleven of the fifteen member countries of the European Union established fixed conversion rates between their existing sovereign currencies and a new common currency, the euro, effective January 1, 1999. The introduction of the euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The participating countries will issue sovereign debt exclusively in the euro and will redenominate outstanding sovereign debt. Financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

    The transition to the euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

    Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. Those companies already quoted have begun to appreciate the value of their being listed. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has lead to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.

    Demand for equity will grow hand in hand with supply; driven by pension fund reform, growth in life insurance, shifts in European investing from fixed income to equities and the emergence of European mutual funds. All of these factors together will improve the quality of the markets in which European equities are traded.

    RUSSIAN INVESTING. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions, in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by the fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

    In light of the risks described above, the Board of Directors has approved certain procedures concerning the Fund's investments in Russian securities. Among these procedures is a requirement that the Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the Fund would otherwise make.

    BRADY BONDS. Funds that invest in foreign debt securities may invest in debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

    U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

ILLIQUID SECURITIES


    Each Fund may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Directors. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Directors are not subject to the limitation on illiquid securities; however, such securities are still subject to any Fund limitation on the securities subject to legal or contractual restrictions on resale as described in the Fund's investment restrictions. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.

INVESTMENT COMPANY SECURITIES

    Each Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

    Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds may invest in these investment funds, including those advised by Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

    If a Fund invests in such investment companies or investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

    When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER-GRADE SECURITIES

    Certain Funds may invest in lower-grade income securities. Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities.

    Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

    Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of such a Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. However, the secondary market prices of lower-grade debt securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in such a Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

    The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

    The Adviser is responsible for determining the net asset values of the Funds, subject to the supervision of the Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities, the ability of the Adviser to value the securities becomes more difficult and the judgment of the Adviser may play a greater role in the valuation of such securities due to the reduced availability of reliable objective data.

    A Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Adviser will weigh these concerns against the expected total returns from such instruments.

    A Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Such a Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. A Fund may have limited recourse in the event of default on such debt instruments. A Fund may invest in loans, assignments of loans and participation in loans. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

    Many lower-grade debt securities are not listed for trading on any national securities exchange, and many issuers of lower-grade debt securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, a Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

    The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the Adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The Adviser continuously monitors the issuers of securities held in a Fund. Additionally, since most foreign debt securities are not rated, a Fund will invest in such securities based
    12
on the Adviser's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign debt securities, achievement of such Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

    New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

    Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. A Fund accrues income on these securities prior to the receipt of cash payments. A Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

MORTGAGE-RELATED DEBT SECURITIES

    Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

    The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

    SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

    Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

    For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See "Foreign Investing" above for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks.

REPURCHASE AGREEMENTS


    The Funds may engage in repurchase agreements with broker-dealers, banks or other financial institutions in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. A Fund may enter into repurchase agreements with broker-dealers, banks or other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Board of Directors. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. A Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.



    For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



    Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies or instrumentalities) may have maturity dates exceeding one year.


REVERSE REPURCHASE AGREEMENTS

    To the extent allowed by the Fund's investment restrictions, certain Funds may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with an appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SECURITIES LENDING


    Certain Funds may lend investment securities to qualified broker-dealers, banks or other recognized institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers-dealers, domestic and foreign banks or other recognized institutional borrowers, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker-dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

    At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

SHORT SALES

    Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of such security will decline. Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

    The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

    If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STRATEGIC TRANSACTIONS


    Each Fund may, but is not required to, use various Strategic Transactions (as defined in the prospectuses) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective(s), no assurance can be given that these transactions will achieve this result.


    FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, index or currency, traded in the United States are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    Unless otherwise limited in a Fund's prospectus or herein, each Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.


    Unless otherwise limited in a Fund's prospectus or herein, each Fund may buy indexed financial futures contracts in anticipation of or during a market advance to attempt to capture the increase in market value of securities. For example, if the Adviser believes that a portion of a Fund's assets should be invested in emerging market country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Fund may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.


    Futures traders are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

    After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Funds require generally that all futures transactions constitute bona fide hedging transactions. A Fund may engage in futures transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

    RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

    The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures which are traded on recognized international or national futures exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures transactions to the extent permitted by applicable law.

    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

    Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
    16

    OPTIONS TRANSACTIONS. Unless otherwise limited in a Fund's prospectus or herein, each Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

    A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

    A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

    A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

    Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option ("OTC Option"). As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such counterparty or any guarantor of credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Fund or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid unless the Fund has entered into a special arrangement to dispose of the security, and are subject to the Fund's limitation on investing in illiquid securities.

    Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

    OPTIONS ON FOREIGN CURRENCIES. Unless otherwise limited in a Fund's prospectus or herein, each Fund may attempt to accomplish objectives similar to those described herein with respect to forward foreign currency exchange contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

    The Funds may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

    Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Funds may only write covered call options on foreign currencies. A call option written on a foreign currency by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

    Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Fund's Custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

    CAPS, FLOORS AND COLLARS. Unless otherwise limited by a Fund's prospectus or herein, each Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described above. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

    COMBINED TRANSACTIONS. Unless otherwise limited by a Fund's prospectus or herein, each Fund may enter into multiples of the forwards, futures and options transactions described above, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single portfolio management or hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

    RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a
    18
liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

    STRUCTURED NOTES. Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns the Adviser is willing to accept while avoiding or reducing certain other risks.

    SWAP CONTRACTS. A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

    Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities, to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.


    USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and liquid securities with its custodian to the extent such Fund's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.


U.S. GOVERNMENT OBLIGATIONS

    Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Funds may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made.

ZERO COUPON BONDS

    Zero coupon bonds is a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States government.

    A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed to be income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.

    Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

    Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").
    20

                            INVESTMENT RESTRICTIONS


    Each Fund has adopted certain investment policies which are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company without shareholder approval.



    Each Fund is designated as either a diversified fund or a non-diversified fund as those terms are defined under the 1940 Act. Like fundamental investment restrictions, a fund which is designated as a diversified fund may not change its status to a non-diversified fund without approval by the vote of a majority of its outstanding voting securities. The following Funds are diversified funds:
American Value Fund, Asian Growth Fund, Equity Growth Fund, European Equity Fund, Global Equity Allocation Fund, Global Equity Fund, Growth and Income Fund II, High Yield and Total Return Fund, Japanese Equity Fund, Mid Cap Growth Fund, Tax Managed Global Franchise Fund, and Value Fund. The following Funds are non-diversified funds: Emerging Markets Debt Fund, Emerging Markets Fund, Focus Equity Fund, Global Fixed Income Fund, International Magnum Fund, Latin American Fund, and Worldwide High Income Fund. As described in the prospectuses for the non-diversified funds, such funds may invest a greater portion of their assets in a more limited number of issuers than diversified funds, and therefore, non-diversified funds are subject to greater risk because the changes in the financial condition of a single issuer may cause greater fluctuation in the value of such funds' shares. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on borrowings and illiquid securities, the percentage limitations apply at the time of purchase and on an ongoing basis.


    For the purpose of describing fundamental investment limitations, the Funds have been divided into two separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:    American Value Fund, Asian Growth Fund, Emerging Markets
                     Fund, European Equity Fund, Focus Equity Fund, Global Equity
                     Allocation Fund, Global Fixed Income Fund, Growth and Income
                     Fund II, High Yield & Total Return Fund, International
                     Magnum Fund, Japanese Equity Fund, Latin American Fund and
                     Worldwide High Income Fund.

Category II Funds:   Emerging Markets Debt Fund, Equity Growth Fund, Global
                     Equity Fund, Mid Cap Growth Fund Tax Managed Global
                     Franchise Fund, and Value Fund.

CATEGORY I FUNDS

    The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the American Value Fund, Emerging Markets Fund, European Equity Fund, Focus Equity Fund, Growth and Income Fund II, Latin American Fund and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time.

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     (3) underwrite the securities of other issuers.

     (4) invest for the purpose of exercising control over management of any company.

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

     (6) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, European Equity Fund, Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objective and policies.

     (9) purchase or retain securities of an issuer if those officers and Directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

    (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Growth and Income Fund II, Latin American Fund and Worldwide High Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing.

    (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed).

    (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, except that the High Yield & Total Return Fund may invest up to 20% of its total assets in 144A Securities (as defined in the Statement of Additional Information), and (ii) in fixed time deposits with a duration of over seven calendar days.

    (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

    (14) issue senior securities.

    (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

    (16) except for the Emerging Markets Fund, Focus Equity Fund, Global Fixed Income Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, purchase more than 10% of any class of the outstanding securities of any issuer.

    (17) except for the Emerging Markets Fund, Focus Equity Fund, Global Fixed Income Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, purchase securities of an issuer (except obligations of the U.S. government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.

    The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange.

     (2) invest in oil, gas or other mineral leases; invest up to 25% of its total assets in privately placed securities; or invest more than 15% of its net assets in illiquid securities.

     (3) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The percentage limitations contained in these restrictions apply at the time of purchase of securities, except for limitations on borrowings and illiquid securities which apply on an ongoing basis.

CATEGORY II FUNDS

    The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities.
    22

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

     (4) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer.

     (5) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

     (8) Acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

    The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures, and options on futures.

     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (3) purchase or retain securities of an issuer if those Officers and Directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets.

     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Equity Funds or 50% of its total assets in the case of the Mid Cap Growth Fund and Value Fund, provided that each Fund may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff.

     (6) invest more than an aggregate of 15% of the net assets of the Fund in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board of Directors.

     (7) invest for the purpose of exercising control over management of any company.

     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (9) in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Equity Fund, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.

    If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required, except for the limitation on borrowings and illiquid securities which apply on an ongoing basis.

                             DIRECTORS AND OFFICERS


    The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and each Fund's officers appointed by the Board of Directors. The tables below list the directors and officers of the Funds and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and
Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).


                                   DIRECTORS


                                                              PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                        EMPLOYMENT IN PAST 5 YEARS
---------------------                                        --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds in
1632 Morning Mountain Road                  the Fund Complex. Co-founder, and prior to August 1996,
Raleigh, NC 27614                           Chairman, Chief Executive Officer and President, MDT
Date of Birth: 07/14/32                     Corporation (now known as Getinge/Castle, Inc., a subsidiary
Age: 67                                     of Getinge Industrier AB), a company which develops,
                                            manufactures, markets and services medical and scientific
                                            equipment.

Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
53 Monarch Bay Drive                        Trustee/Director of each of the funds in the Fund Complex.
Dana Point, CA 92629                        Prior to January 1999, Chairman and Chief Executive Officer
Date of Birth: 09/16/38                     of The Allstate Corporation ("Allstate") and Allstate
Age: 61                                     Insurance Company. Prior to January 1995, President and
                                            Chief Executive Officer of Allstate. Prior to August 1994,
                                            various management positions at Allstate.

Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive search
Sears Tower                                 firm. Trustee/Director of each of the funds in the Fund
233 South Wacker Drive                      Complex. Prior to 1997, Partner, Ray & Berndtson, Inc., an
Suite 7000                                  executive recruiting and management consulting firm.
Chicago, IL 60606                           Formerly, Executive Vice President of ABN AMRO, N.A., a
Date of Birth: 06/03/48                     Dutch bank holding company. Prior to 1992, Executive Vice
Age: 51                                     President of La Salle National Bank. Trustee on the
                                            University of Chicago Hospitals Board, Vice Chair of the
                                            Board of The YMCA of Metropolitan Chicago and a member of
                                            the Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board.

                                                              PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                        EMPLOYMENT IN PAST 5 YEARS
---------------------                                        --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the United
11 DuPont Circle, N.W.                      States, an independent U.S. foundation created to deepen
Washington, D.C. 20016                      understanding, promote collaboration and stimulate exchanges
Date of Birth: 02/29/52                     of practical experience between Americans and Europeans.
Age: 48                                     Trustee/Director of each of the funds in the Fund Complex.
                                            Formerly, advisor to the Dennis Trading Group Inc., a
                                            managed futures and option company that invests money for
                                            individual and institutions. Prior to 1992, President and
                                            Chief Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a private
                                            foundation.

Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management of
Two World Trade Center                      Morgan Stanley Dean Witter since December 1998. President
66th Floor                                  and Director since April 1997 and Chief Executive Officer
New York, NY 10048                          since June 1998 of Morgan Stanley Dean Witter Advisors Inc.
Date of Birth: 08/13/53                     and Morgan Stanley Dean Witter Services Company Inc.
Age: 46                                     Chairman, Chief Executive Officer and Director of Morgan
                                            Stanley Dean Witter Distributors Inc. since June 1998.
                                            Chairman and Chief Executive Officer since June 1998, and
                                            Director since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean Witter
                                            subsidiaries. President of the Morgan Stanley Dean Witter
                                            Funds and Discover Brokerage Index Series since May 1999.
                                            Trustee/Director of each of the funds in the Fund Complex.
                                            Previously Chief Strategic Officer of Morgan Stanley Dean
                                            Witter Advisors Inc. and Morgan Stanley Dean Witter Services
                                            Company Inc. and Executive Vice President of Morgan Stanley
                                            Dean Witter Distributors Inc. April 1997-June 1998, Vice
                                            President of the Morgan Stanley Dean Witter Funds and
                                            Discover Brokerage Index Series May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover & Co.

Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and registered
Winter Park, FL 32789                       investment adviser in the State of Florida. President and
Date of Birth: 02/13/36                     owner, Nelson Ivest Brokerage Services Inc., a member of the
Age: 64                                     National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/Director of
                                            each of the funds in the Fund Complex.

Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief Executive
P.O. Box 5555                               Oficer of the Advisers, the Distributor, Van Kampen
Oakbrook Terrace, IL 60181-5555             Advisors Inc. and Van Kampen Management Inc. Director and
Date of Birth: 02/02/46                     officer of certain other subsidiaries of Van Kampen
Age: 54                                     Investments. Trustee/Director and President of each of the funds in the Fund Complex. Trustee, President and Chairman of the Board of other investment companies advised by the
                                            Advisers and their affiliates, and Chief Executive Officer of Van Kampen Exchange Fund. Prior to May 1998, Executive
                                            Vice President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co. and
                                            Dean Witter Realty. Prior to 1996, Director of Dean Witter
                                            Reynolds Inc.

Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since 1994)
One ServiceMaster Way                       of The ServiceMaster Company, a business and consumer
Downers Grove, IL 60515                     services company. Director of Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                     manufacturing company and the Urban Shopping Centers Inc., a
Age: 55                                     retail mall management company. Trustee, University of Notre
                                            Dame. Trustee/ Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit Container
                                            Corp., a paper manufacturing company. From May 1996 through
                                            February 1997 he was President, Chief Executive Officer and
                                            Chief Operating Officer of Waste Management, Inc., an
                                            environmental services company, and from November 1984
                                            through May 1996 he was President and Chief Operating
                                            Officer of Waste Management, Inc.

Fernando Sisto............................  Emeritus Professor Prior to August 1996, a George M. Bond
155 Hickory Lane                            Chaired Professor with Stevens Institute of Technology and
Closter, NJ 07624                           prior to 1995, Dean of the Graduate School, Stevens
Date of Birth: 08/02/24                     Institute of Technology. Director, Dynalysis of Princeton, a
Age: 75                                     firm engaged in engineering research. Trustee/Director of
                                            each of the funds in the Fund Complex.

                                                              PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                        EMPLOYMENT IN PAST 5 YEARS
---------------------                                        --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher &
333 West Wacker Drive                       Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other investment companies advised by the
Date of Birth: 08/22/39                     Advisers or Van Kampen Management Inc. Trustee/Director of
Age: 60                                     each of the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised by the
                                            Advisers or Van Kampen Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993. Director
Washington, D.C. 20418                      of Neurogen Corporation, a pharmaceutical company, since
Date of Birth: 12/27/41                     January 1998. Director of the German Marshall Fund of the
Age: 58                                     United States Trustee of Colorado College and Vice Chair of
                                            the Board of the Council for Excellence in Government.
                                            Trustee/Director of each of the funds in the Fund Complex.
                                            Prior to 1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the National
                                            Academy of Sciences/ National Research Council. From 1980
                                            through 1989, Partner of Coopers & Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation, which
Sears Tower                                 provides information access products and network system
233 South Wacker Drive                      solutions, COMARCO, Inc., a wireless communications products
Suite 9700                                  company and APAC Customer Services, Inc., a provider of
Chicago, IL 60606                           outsourced customer contact services. Trustee/Director of
Date of Birth: 10/29/53                     each of the funds in the Fund Complex. Prior to May 1996,
Age: 46                                     President of Advance Ross Corporation, an international
                                            transaction services and pollution control equipment
                                            manufacturing company.


--------------

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Funds by reason of his firm currently acting as legal counsel to the Funds. Messrs. Merin and Powers are interested persons of the Funds and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.


                                    OFFICERS


    Messrs. Smith, Santo, Hegel, Sullivan and Wood are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Boulevard, Houston TX 77056 and Mr. Stadler is located at 1221 Avenue of the Americas, New York, NY 10020.



NAME, AGE, POSITIONS AND                                       PRINCIPAL OCCUPATIONS
OFFICES WITH FUND                                               DURING PAST 5 YEARS
-----------------                                               -------------------
A. Thomas Smith III.......................  Executive Vice President, General Counsel, Secretary and
Date of Birth: 12/14/56                     Director of Van Kampen Investments, the Advisers, Van Kampen
Age: 43                                     Advisors Inc., Van Kampen Management Inc., the Distributor,
Vice President and Secretary                American Capital Contractual Services, Inc., Van Kampen
                                            Exchange Corp., Van Kampen Recordkeeping Services Inc.,
                                            Investor Services, Van Kampen Insurance Agency of Illinois
                                            Inc. and Van Kampen System Inc. Vice President and
                                            Secretary/Vice President, Principal Legal Officer and
                                            Secretary of other investment companies advised by the
                                            Advisers or their affiliates. Vice President and Secretary of each of the funds in the Fund Complex. Prior to
                                            January 1999, Vice President and Associate General Counsel
                                            to New York Life Insurance Company ("New York Life"), and
                                            prior to March 1997, Associate General Counsel of New York
                                            Life. Prior to December 1993, Assistant General Counsel of
                                            The Dreyfus Corporation. Prior to August 1991, Senior
                                            Associate, Willkie Farr & Gallagher. Prior to January 1989,
                                            Staff Attorney at the Securities and Exchange Commission,
                                            Division of Investment Management, Office of Chief Counsel.

NAME, AGE, POSITIONS AND                                       PRINCIPAL OCCUPATIONS
OFFICES WITH FUND                                               DURING PAST 5 YEARS
-----------------                                               -------------------
Michael H. Santo..........................  Executive Vice President, Chief Administrative Officer and
Date of Birth: 10/25/55                     Director of Van Kampen Investments, the Advisers, the
Age: 44                                     Distributor, Van Kampen Advisors Inc, Van Kampen Management
Vice President                              Inc. and Van Kampen Investor Services Inc. and serves as a
                                            Director or Officer of certain other subsidiaries of Van
                                            Kampen Investments. Vice President of each of the funds in the Fund Complex and certain other investment companies
                                            advised by the Advisers and their affiliates. Prior to 1998,
                                            Senior Vice President and Senior Planning Officer for
                                            Individual Asset Management of Morgan Stanley Dean Witter
                                            and its predecessor since 1994. From 1990-1994, First Vice
                                            President and Assistant Controller in Dean Witter's
                                            Controller's Department.

Peter W. Hegel............................  Executive Vice President of the Advisers, Van Kampen
Date of Birth: 06/25/56                     Management Inc. and Van Kampen Advisors Inc. Vice President
Age: 43                                     of each of the funds in the Fund Complex and certain other
Vice President                              investment companies advised by the Advisers or their
                                            affiliates. Prior to September 1996, Director of McCarthy,
                                            Crisanti & Maffei, Inc, a financial research company.

Stephen L. Boyd...........................  Vice President and Chief Investment Officer for Equity
Date of Birth: 11/16/40                     Investments of the Advisers. Vice President of each of the
Age: 59                                     funds in the Fund Complex and certain other investment
Vice President                              companies advised by the Advisers or their affiliates. Prior to October 1998, Vice President and Senior Portfolio Manager
                                            with AIM Capital Management, Inc. Prior to February 1998,
                                            Senior Vice President of Van Kampen American Capital Asset
                                            Management, Inc., Van Kampen American Capital Investment
                                            Advisory Corp. and Van Kampen American Capital
                                            Management, Inc.

Joseph P. Stadler.........................  Since 1998, Principal of Morgan Stanley & Co. Incorporated
Date of Birth: 06/07/54                     and Morgan Stanley Dean Witter Investment Management Inc. He
Age: 45                                     joined Morgan Stanley & Co. Incorporated and Morgan Stanley
Vice President                              Dean Witter Investment Management Inc. in 1993. Accountant
                                            with Price Waterhouse LLP (now PricewaterhouseCoopers LLP)
                                            (an accounting firm) from 1983 to 1993. Vice President of
                                            various U.S. registered investment companies managed by
                                            Morgan Stanley Dean Witter Investment Management Inc.

John L. Sullivan..........................  Senior Vice President of Van Kampen Investments and the
Date of Birth: 08/20/55                     Advisers. Vice President, Chief Financial Officer and
Age: 44                                     Treasurer of each of the funds in the Fund Complex and
Treasurer, Vice President and Chief         certain other investment companies advised by the Advisers
Financial Officer                           or their affiliates.

Edward C. Wood, III.......................  Senior Vice President of the Advisers, Van Kampen
Date of Birth: 01/11/56                     Investments and Van Kampen Management Inc. Senior Vice
Age: 44                                     President and Chief Operating Officer of the Distributor.
Vice President                              Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.



    Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.


    The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

    Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the respective Funds and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each individual Fund.

    Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Directors of the Funds since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

    Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                         FUND COMPLEX
                                                                   ---------------------------------------------------------
                                                                                             AGGREGATE
                                                    AGGREGATE                                ESTIMATED            TOTAL
                                                  COMPENSATION      AGGREGATE PENSION     MAXIMUM ANNUAL      COMPENSATION
                                                 BEFORE DEFERRAL      OR RETIREMENT      BENEFITS FROM THE   BEFORE DEFERRAL
                                                      FROM         BENEFITS ACCRUED AS       FUND UPON          FROM FUND
                    NAME(1)                      THE COMPANY(2)    PART OF EXPENSES(3)     RETIREMENT(4)       COMPLEX(5)
                    -------                      ---------------   -------------------   -----------------   ---------------
J. Miles Branagan..............................      $   22,100          $    40,303          $    60,000        $   126,000
Jerry D. Choate(1).............................           4,036                    0               60,000             88,700
Linda Hutton Heagy.............................          22,100                5,045               60,000            126,000
R. Craig Kennedy...............................          22,100                3,571               60,000            125,600
Jack E. Nelson.................................          22,100               21,664               60,000            126,000
Phillip B. Rooney..............................          19,100                7,787               60,000            113,400
Fernando Sisto.................................          22,100               72,060               60,000            126,000
Wayne W. Whalen................................          22,100               15,189               60,000            126,000
Suzanne H. Woolsey(1)..........................           4,036                    0               60,000             88,700
Paul G. Yovovich(1)............................          15,283                2,845               60,000            126,000


--------------

  (1) Directors not eligible for compensation are not included in the Compensation Table. Mr. Yovovich became a member of the Board of Directors for the Funds and other funds in the fund complex on October 22, 1998 and therefore does not have a full fiscal year of information to report.
      Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Funds and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.



  (2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all operating series of the Company with respect to the Company's fiscal period ended June 30, 1999. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain directors' deferred compensation from the Company during the fiscal period ended June 30, 1999; the aggregate compensation deferred from all series of the Company is as follows: Mr. Branagan, $22,100;
      Ms. Heagy, $22,100; Mr. Kennedy, $11,054; Mr. Nelson, $22,100;
      Mr. Rooney, $19,100; Mr. Sisto, $11,054; Mr. Whalen, $22,100; and
      Mr. Yovovich, $11,162. The details of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to either the return on the shares of the respective Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each director, including former directors, from all operating series of the Company as of the Company's fiscal period ended June 30, 1999 is as follows: Mr. Branagan, $40,043; Mr. Gaughan, $311; Ms. Heagy, $35,983;
      Mr. Kennedy, $22,104; Mr. Miller, $1,715; Mr. Nelson, $48,568;
      Mr. Robinson, $3,510; Mr. Rooney, $36,084; Mr. Sisto, $24,364;
      Mr. Whalen, $41,735; and Mr. Yovovich, $11,996. The details of cumulative deferred compensation (including interest) for each series of the Company are shown in Table C. The deferred compensation plan is described above the Compensation Table.

  (3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the directors for the Funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.


  (4) For each director, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such director's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Directors since the year set forth in Table D below.


  (5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1999 before deferral by the directors under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain directors deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



    The Funds, the Adviser, the Subadvisers and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting obligations. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



    As of March 1, 2000, the directors and officers of the Funds owned as a group 1.175% of the shares of the Van Kampen Tax Managed Global Franchise Fund, and as a group owned less than 1% of the shares of each of the remaining Funds.



    As of June 30, 1999, the following four Funds had not yet commenced investment operations and therefore are not reported in tables A-D below: Van Kampen Emerging Markets Debt Fund Van, Kampen Growth and Income Fund II, Van Kampen Japanese Equity Fund and Van Kampen Mid Cap Growth Fund.


FISCAL YEAR 1999 AGGREGATE COMPENSATION FROM THE COMPANY AND EACH PORTFOLIO
                                                                         TABLE A

FUND NAME                                               BRANAGAN     CHOATE     HEAGY     KENNEDY     NELSON     ROONEY     SISTO
---------                                               ---------   --------   --------   --------   --------   --------   --------
American Value Fund...................................    $2,086       $405     $2,086     $2,086     $2,086     $1,886     $2,086
Asian Growth Fund.....................................     1,350        238      1,350      1,350      1,350      1,150      1,350
Emerging Markets Fund.................................     1,356        233      1,356      1,356      1,356      1,156      1,356
Equity Growth Fund....................................     1,241        215      1,241      1,241      1,241      1,041      1,241
European Equity Fund..................................     1,003        203      1,003      1,003      1,003        803      1,003
Focus Equity Fund.....................................     1,521        285      1,521      1,521      1,521      1,321      1,521
Global Equity Allocation Fund.........................     2,011        386      2,011      2,011      2,011      1,811      2,011
Global Equity Fund....................................     2,270        446      2,270      2,270      2,270      2,070      2,270
Global Fixed Income Fund..............................     1,213        203      1,213      1,213      1,213      1,013      1,213
High Yield & Total Return Fund........................     1,254        214      1,254      1,254      1,254      1,054      1,254
International Magnum Fund.............................     1,374        238      1,374      1,374      1,374      1,174      1,374
Latin American Fund...................................     1,283        218      1,283      1,283      1,283      1,083      1,283
Tax Managed Global Franchise Fund.....................     1,000        200      1,000      1,000      1,000        800      1,000
Value Fund............................................     1,593        280      1,593      1,593      1,593      1,393      1,593
Worldwide High Income Fund............................     1,545        272      1,545      1,545      1,545      1,345      1,545
                                                         -------     ------    -------    -------    -------    -------    -------
  Company Total.......................................   $22,100     $4,036    $22,100    $22,100    $22,100    $19,100    $22,100
                                                         -------     ------    -------    -------    -------    -------    -------

FUND NAME                                                WHALEN    WOOLSEY    YOVOVICH
---------                                               --------   --------   --------
American Value Fund...................................   $2,086       $405     $1,462
Asian Growth Fund.....................................    1,350        238        912
Emerging Markets Fund.................................    1,356        233        905
Equity Growth Fund....................................    1,241        215        839
European Equity Fund..................................    1,003        203        803
Focus Equity Fund.....................................    1,521        285      1,041
Global Equity Allocation Fund.........................    2,011        386      1,388
Global Equity Fund....................................    2,270        446      1,589
Global Fixed Income Fund..............................    1,213        203        810
High Yield & Total Return Fund........................    1,254        214        841
International Magnum Fund.............................    1,374        238        925
Latin American Fund...................................    1,283        218        853
Tax Managed Global Franchise Fund.....................    1,000        200        800
Value Fund............................................    1,593        280      1,078
Worldwide High Income Fund............................    1,545        272      1,037
                                                        -------     ------    -------
  Company Total.......................................  $22,100     $4,036    $15,283
                                                        -------     ------    -------

1999 AGGREGATE COMPENSATION DEFERRED FROM THE COMPANY AND EACH PORTFOLIO
                                                                         TABLE B

FUND NAME                                               BRANAGAN     CHOATE     HEAGY     KENNEDY     NELSON     ROONEY     SISTO
---------                                               ---------   --------   --------   --------   --------   --------   --------
American Value Fund...................................   $ 2,086     $    0    $ 2,086    $ 1,043    $ 2,086    $ 1,886    $ 1,043
Asian Growth Fund.....................................     1,350          0      1,350        675      1,350      1,150        675
Emerging Markets Fund.................................     1,356          0      1,356        678      1,356      1,156        678
Equity Growth Fund....................................     1,241          0      1,241        621      1,241      1,041        621
European Equity Fund..................................     1,003          0      1,003        502      1,003        803        502
Focus Equity Fund.....................................     1,521          0      1,521        761      1,521      1,321        761
Global Equity Allocation Fund.........................     2,011          0      2,011      1,006      2,011      1,811      1,006
Global Equity Fund....................................     2,270          0      2,270      1,135      2,270      2,070      1,135
Global Fixed Income Fund..............................     1,213          0      1,213        607      1,213      1,013        607
High Yield & Total Return Fund........................     1,254          0      1,254        627      1,254      1,054        627
International Magnum Fund.............................     1,374          0      1,374        687      1,374      1,174        687
Latin American Fund...................................     1,283          0      1,283        642      1,283      1,083        642
Tax Managed Global Franchise Fund.....................     1,000          0      1,000        500      1,000        800        500
Value Fund............................................     1,593          0      1,593        797      1,593      1,393        797
Worldwide High Income Fund............................     1,545          0      1,545        773      1,545      1,345        773
                                                         -------     ------    -------    -------    -------    -------    -------
  Company Total.......................................   $22,100     $    0    $22,100    $11,054    $22,100    $19,100    $11,054
                                                         -------     ------    -------    -------    -------    -------    -------

FUND NAME                                                WHALEN    WOOLSEY    YOVOVICH
---------                                               --------   --------   --------
American Value Fund...................................  $ 2,086     $    0    $ 1,036
Asian Growth Fund.....................................    1,350          0        676
Emerging Markets Fund.................................    1,356          0        667
Equity Growth Fund....................................    1,241          0        629
European Equity Fund..................................    1,003          0        603
Focus Equity Fund.....................................    1,521          0        766
Global Equity Allocation Fund.........................    2,011          0        985
Global Equity Fund....................................    2,270          0      1,121
Global Fixed Income Fund..............................    1,213          0        606
High Yield & Total Return Fund........................    1,254          0        627
International Magnum Fund.............................    1,374          0        682
Latin American Fund...................................    1,283          0        634
Tax Managed Global Franchise Fund.....................    1,000          0        600
Value Fund............................................    1,593          0        778
Worldwide High Income Fund............................    1,545          0        752
                                                        -------     ------    -------
  Company Total.......................................  $22,100     $    0    $11,162
                                                        -------     ------    -------

CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE COMPANY AND EACH
  PORTFOLIO
                                                                         TABLE C

FUND NAME                             BRANAGAN    CHOATE     HEAGY     KENNEDY     NELSON     ROONEY     SISTO      WHALEN
---------                             --------   --------   --------   --------   --------   --------   --------   --------
American Value Fund.................  $ 3,521    $     0    $ 3,095    $ 1,838    $ 4,068    $ 3,371    $ 1,626    $ 3,506
Asian Growth Fund...................    2,435          0      2,070      1,273      2,810      2,266      1,122      2,425
Emerging Markets Fund...............    2,490          0      2,121      1,302      2,872      2,323      1,145      2,480
Equity Growth Fund..................    1,434          0      1,360        745      1,678      1,227        678      1,424
European Equity Fund................    1,153          0      1,095        597      1,339        937        549      1,143
Focus Equity Fund...................    2,637          0      2,262      1,378      3,048      2,470      1,217      2,625
Global Equity Allocation Fund.......    6,498          0      6,816      4,585      9,797      4,980      8,854      8,347
Global Equity Fund..................    3,998          0      3,541      2,088      4,600      3,861      1,841      3,981
Global Fixed Income Fund............    2,152          0      1,804      1,126      2,491      1,977        993      2,143
High Yield & Total Return Fund......    2,212          0      1,861      1,157      2,560      2,037      1,020      2,203
International Magnum Fund...........    2,421          0      2,057      1,266      2,799      2,250      1,116      2,410
Latin American Fund.................    2,342          0      1,982      1,225      2,704      2,172      1,078      2,333
Tax Managed Global Franchise Fund...    1,150          0      1,092        596      1,336        934        547      1,139
Value Fund..........................    2,827          0      2,439      1,478      3,265      2,667      1,302      2,815
Worldwide High Income Fund..........    2,773          0      2,388      1,450      3,201      2,612      1,276      2,761
                                      -------    -------    -------    -------    -------    -------    -------    -------
  Company Total.....................  $40,043    $     0    $35,983    $22,104    $48,568    $36,084    $24,364    $41,735
                                      -------    -------    -------    -------    -------    -------    -------    -------

                                                                   FORMER DIRECTORS
                                                            ------------------------------
FUND NAME                             WOOLSEY    YOVOVICH   GAUGHAN     MILLER    ROBINSON
---------                             --------   --------   --------   --------   --------
American Value Fund.................  $     0    $ 1,119      $  0      $    0     $    0
Asian Growth Fund...................        0        725         0           0          0
Emerging Markets Fund...............        0        715         0           0          0
Equity Growth Fund..................        0        674         0           0          0
European Equity Fund................        0        645         0           0          0
Focus Equity Fund...................        0        823         0           0          0
Global Equity Allocation Fund.......        0      1,063       311       1,715      3,510
Global Equity Fund..................        0      1,212         0           0          0
Global Fixed Income Fund............        0        649         0           0          0
High Yield & Total Return Fund......        0        672         0           0          0
International Magnum Fund...........        0        732         0           0          0
Latin American Fund.................        0        679         0           0          0
Tax Managed Global Franchise Fund...        0        642         0           0          0
Value Fund..........................        0        838         0           0          0
Worldwide High Income Fund..........        0        808         0           0          0
                                      -------    -------      ----      ------     ------
  Company Total.....................  $     0    $11,996      $311      $1,715     $3,510
                                      -------    -------      ----      ------     ------

YEAR OF ELECTION TO EACH PORTFOLIO OF THE COMPANY
                                                                         TABLE D

FUND NAME                                       BRANAGAN    CHOATE     HEAGY     KENNEDY     NELSON     ROONEY     SISTO
---------                                       --------   --------   --------   --------   --------   --------   --------
American Value Fund...........................     1997       1999       1997       1997       1997       1997       1997
Asian Growth Fund.............................     1997       1999       1997       1997       1997       1997       1997
Emerging Markets Fund.........................     1997       1999       1997       1997       1997       1997       1997
Equity Growth Fund............................     1997       1999       1997       1997       1997       1997       1997
European Equity Fund..........................     1997       1999       1997       1997       1997       1997       1997
Focus Equity Fund.............................     1997       1999       1997       1997       1997       1997       1997
Global Equity Allocation Fund.................     1997       1999       1997       1997       1997       1997       1997
Global Equity Fund............................     1997       1999       1997       1997       1997       1997       1997
Global Fixed Income Fund......................     1997       1999       1997       1997       1997       1997       1997
High Yield & Total Return Fund................     1997       1999       1997       1997       1997       1997       1997
International Magnum Fund.....................     1997       1999       1997       1997       1997       1997       1997
Latin American Fund...........................     1997       1999       1997       1997       1997       1997       1997
Tax Managed Global Franchise Fund.............     1997       1999       1997       1997       1997       1997       1997
Value Fund....................................     1997       1999       1997       1997       1997       1997       1997
Worldwide High Income Fund....................     1997       1999       1997       1997       1997       1997       1997

FUND NAME                                        WHALEN    WOOLSEY    YOVOVICH
---------                                       --------   --------   --------
American Value Fund...........................     1997       1999       1998
Asian Growth Fund.............................     1997       1999       1998
Emerging Markets Fund.........................     1997       1999       1998
Equity Growth Fund............................     1997       1999       1998
European Equity Fund..........................     1997       1999       1998
Focus Equity Fund.............................     1997       1999       1998
Global Equity Allocation Fund.................     1997       1999       1998
Global Equity Fund............................     1997       1999       1998
Global Fixed Income Fund......................     1997       1999       1998
High Yield & Total Return Fund................     1997       1999       1998
International Magnum Fund.....................     1997       1999       1998
Latin American Fund...........................     1997       1999       1998
Tax Managed Global Franchise Fund.............     1997       1999       1998
Value Fund....................................     1997       1999       1998
Worldwide High Income Fund....................     1997       1999       1998

                         INVESTMENT ADVISORY AGREEMENTS


    Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Directors and permits its officers and employees to serve without compensation as directors of the Company or officers of the Fund if elected to such positions. The Funds, however, bear the cost of its day-to-day operations, including distribution fees, service fees, custodian fees, legal and independent accountant fees, the costs of providing reports to shareholders, compensation of directors of the Company (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any errors of judgment or of law, or for any loss suffered by the Funds in connection with matters to which the agreement relates, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.



    The Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction where such Fund's shares are qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.


    The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

    During the fiscal years ended June 30, 1999 and 1998, the Adviser received the approximate advisory fees (net of fee waivers) from the Funds as set forth in the table below. During the fiscal year ended June 30, 1997, MSWDIM was the investment adviser for each Fund (except the Mid Cap Growth Fund and Value Fund) and MAS was the investment adviser for the Mid Cap Growth Fund and Value Fund, and they earned the approximate advisory fees (net of fee waivers) from the respective Fund as set forth in the table below.

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 1999       JUNE 30, 1998       JUNE 30, 1997
---------                                        -----------------   -----------------   -----------------
American Value Fund............................      $5,367,000          $2,424,000          $  297,000
Asian Growth Fund..............................       1,023,000           1,557,000           4,057,000
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................       1,098,000           1,909,000           1,624,000
Equity Growth Fund(2)..........................         110,000                   0                  --
European Equity Fund(3)........................               0                  --                  --
Focus Equity Fund..............................       1,816,000             848,000              41,000
Global Equity Allocation Fund..................       5,422,000           2,107,000           1,264,000
Global Equity Fund(4)..........................       7,424,000           4,344,000                  --
Global Fixed Income Fund.......................               0                   0                   0
Growth and Income Fund II(1)...................              --                  --                  --
High Yield & Total Return Fund.................         108,000              27,000                   0
International Magnum Fund......................         904,000             561,000                   0
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................         573,000           1,247,000             324,000
Mid Cap Growth Fund(1).........................              --                  --                  --
Tax Managed Global Franchise Fund(3)...........               0                  --                  --
Value Fund(5)..................................       2,088,000           1,311,000                  --
Worldwide High Income Fund.....................       1,743,000           1,864,000           1,086,000

------------------
(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.

    During the fiscal years ended June 30, 1999, 1998 and 1997, the Adviser (and the predecessor adviser, where applicable) waived approximate advisory fees from the Funds as set forth in the table below.

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 1999       JUNE 30, 1998       JUNE 30, 1997
---------                                        -----------------   -----------------   -----------------
American Value Fund............................              --             267,000             135,000
Asian Growth Fund..............................          85,000             266,000                  --
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................         239,000             553,000              33,000
Equity Growth Fund(2)..........................         164,000                  --                  --
European Equity Fund(3)........................          39,000                  --                  --
Focus Equity Fund..............................         252,000             279,000             204,000
Global Equity Allocation Fund..................         152,000             292,000             293,000
Global Equity Fund(4)..........................              --                  --                  --
Global Fixed Income Fund.......................          62,000              69,000              79,000
Growth and Income Fund II(1)...................              --                  --                  --
High Yield & Total Return Fund.................         180,000             158,000             113,000
International Magnum Fund......................          39,000             148,000             168,000
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................         137,000             169,000             248,000
Mid Cap Growth Fund(1).........................              --                  --                  --
Tax Managed Global Franchise Fund(3)...........          12,000                  --                  --
Value Fund(5)..................................          43,000             278,000                  --
Worldwide High Income Fund.....................              --                  --                  --

------------------
(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.
    32

    MSDWIM is the investment sub-adviser of all of the Funds except the Mid Cap Growth Fund and Value Fund. MAS is the investment sub-adviser of the Mid Cap Growth Fund and Value Fund. The Sub-Advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments.

    The Sub-Advisers are entitled to receive sub-adisory fees computed daily and paid monthly. Except for the Mid Cap Growth Fund, if the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSDWIM or MAS, as appropriate, one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period; and a Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSDWIM or MAS, as appropriate, a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or
(b) forty-five percent of the total investment adisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. For the Mid Cap Growth Fund, the Adviser shall pay MAS at an annual rate of .40% of the average daily net assets of such Fund.

                                OTHER AGREEMENTS

    ADMINISTRATION AGREEMENT. Pursuant to an administration agreement between the Adviser and the Company, the Adviser provides administrative services to the Funds. The services provided under the Administration Agreement are subject to the supervision of the officers of the Fund and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. The Administration Agreement also provides that the Administrator shall not be liable to the Company for any actions or omissions if it or its agents or any of their employees acted without gross negligence or willful misfeasance.

    During the fiscal years ended June 30, 1999 and 1998, the Adviser received the approximate administative fees from the Funds as set forth in the table below. During the fiscal year ended June 30, 1997, MSDWIM was the administrator for each Fund, and MSDWIM received the approximate administration fees from the Funds as set forth in the table below.

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 1999       JUNE 30, 1998       JUNE 30, 1997
---------                                        -----------------   -----------------   -----------------
American Value Fund............................      $1,590,000          $  799,000          $  139,000
Asian Growth Fund..............................         287,000             463,000           1,080,000
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................         285,000             522,000             445,000
Equity Growth Fund(2)..........................          91,000               1,000                  --
European Equity Fund(3)........................          14,000                  --                  --
Focus Equity Fund..............................         579,000             316,000              76,000
Global Equity Allocation Fund..................       1,473,000             657,000             473,000
Global Equity Fund(4)..........................       1,867,000           1,089,000                  --
Global Fixed Income Fund.......................          26,000              27,000              34,000
Growth and Income Fund II(1)...................              --                  --                  --
High Yield & Total Return Fund.................          99,000              64,000              42,000
International Magnum Fund......................         318,000             237,000              73,000
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................         161,000             335,000             151,000
Mid Cap Growth Fund(1).........................              --                  --                  --
Tax Managed Global Franchise Fund(3)...........           7,000                  --                  --
Value Fund(5)..................................         672,000             500,000                  --
Worldwide High Income Fund.....................         585,000             626,000             388,000

------------------

(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.


    LEGAL SERVICES AGREEMENT. The Funds and certain of the other Van Kampen funds advised by the Adviser or its affiliates and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


    During the fiscal years ended June 30, 1999, 1998 and 1997, the Adviser received the following fees from the Funds pursuant to the legal services agreement:

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 1999       JUNE 30, 1998       JUNE 30, 1997
---------                                        -----------------   -----------------   -----------------
American Value Fund............................       $10,876             $ 8,993             $    --
Asian Growth Fund..............................         5,482               6,152                  --
Emerging Markets Debt Fund(1)..................            --                  --                  --
Emerging Markets Fund..........................         5,550               6,610                  --
Equity Growth Fund(2)..........................         3,442                   4                  --
European Equity Fund(3)........................             0                 N/A                  --
Focus Equity Fund..............................         6,382               6,317                  --
Global Equity Allocation Fund..................        10,534               9,334                  --
Global Equity Fund(4)..........................        11,824              11,423                  --
Global Fixed Income Fund.......................         4,280               4,885                  --
Growth and Income Fund II(1)...................            --                  --                  --
High Yield & Total Return Fund.................         4,546               5,055                  --
International Magnum Fund......................         5,385               5,610                  --
Japanese Equity Fund(1)........................            --                  --                  --
Latin American Fund............................         4,727               5,687                  --
Mid Cap Growth Fund(1).........................            --                  --                  --
Tax Managed Global Franchise Fund(3)...........         3,211                 N/A                  --
Value Fund(5)..................................         7,141               9,199                  --
Worldwide High Income Fund.....................         6,616               8,061                  --

------------------

(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.

                            DISTRIBUTION AND SERVICE

    The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of a Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Directors who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such
    34
purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Funds for the last three fiscal years are shown in the chart below.

                                      FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                        JUNE 30, 1999                JUNE 30, 1998                JUNE 30, 1997
                                  --------------------------   --------------------------   --------------------------
                                     TOTAL         AMOUNTS        TOTAL         AMOUNTS        TOTAL         AMOUNTS
                                  UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY
FUND NAME                         COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR
---------                         ------------   -----------   ------------   -----------   ------------   -----------
American Value Fund.............   $2,919,020     $228,560      $4,773,186     $658,912       $349,953      $ 47,963
Asian Growth Fund...............      397,591       25,451         749,053       98,417        832,975       103,092
Emerging Markets Debt Fund(1)...           --           --              --           --             --            --
Emerging Markets Fund...........      344,275       21,951         638,827       85,770        612,339        84,793
Equity Growth Fund(2)...........      526,879       67,063               0            0            N/A           N/A
European Equity Fund(3).........       30,192        3,501             N/A          N/A            N/A           N/A
Focus Equity Fund...............    1,229,038       83,560       1,640,138      229,561        656,053        87,259
Global Equity Allocation Fund...    1,266,693      110,283       1,033,797      135,086        310,083        39,966
Global Equity Fund(4)...........    3,117,074       62,141       3,370,697      466,837            N/A           N/A
Global Fixed Income Fund........       23,425        1,613           9,204        1,082         34,196         1,954
Growth and Income Fund II(1)....           --           --              --           --             --            --
High Yield & Total Return Fund..      121,267        7,888         132,102       13,824         25,581         2,379
International Magnum Fund.......      484,186       34,803       1,045,607      140,250        380,391        52,266
Japanese Equity Fund(1).........           --           --              --           --             --            --
Latin American Fund.............      217,094       13,361         986,259      133,298        706,758        94,909
Mid Cap Growth Fund(1)..........           --           --              --           --             --            --
Tax Managed Global Franchise
 Fund(3)........................       12,337        1,748             N/A          N/A            N/A           N/A
Value Fund(5)...................    1,338,133       70,253       6,293,710      856,595            N/A           N/A
Worldwide High Income Fund......      950,093       34,465       1,276,023      135,143        648,293        73,078

------------------
(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.

    With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLES

    With respect to Emerging Markets Debt Fund, Global Fixed Income Fund, High Yield & Total Return Fund and Worldwide High Income Fund:

                                                                TOTAL SALES CHARGE
                                                              ----------------------     REALLOWED
                                                              AS % OF    AS % OF NET     TO DEALERS
SIZE OF                                                       OFFERING     AMOUNT        AS A % OF
INVESTMENT                                                     PRICE      INVESTED     OFFERING PRICE
----------                                                    --------   -----------   --------------
Less than $100,000..........................................   4.75%        4.99%           4.25%
$100,000 but less than $250,000.............................   3.75%        3.90%           3.25%
$250,000 but less than $500,000.............................   2.75%        2.83%           2.25%
$500,000 but less than $1,000,000...........................   2.00%        2.04%           1.75%
$1,000,000 or more..........................................       *            *               *

    With respect to all of the remaining Funds:

                                                                TOTAL SALES CHARGE
                                                              ----------------------     REALLOWED
                                                              AS % OF    AS % OF NET     TO DEALERS
SIZE OF                                                       OFFERING     AMOUNT        AS A % OF
INVESTMENT                                                     PRICE      INVESTED     OFFERING PRICE
----------                                                    --------   -----------   --------------
Less than $50,000...........................................   5.75%        6.10%           5.00%
$50,000 but less than $100,000..............................   4.75%        4.99%           4.00%
$100,000 but less than $250,000.............................   3.75%        3.90%           3.00%
$250,000 but less than $500,000.............................   2.75%        2.83%           2.25%
$500,000 but less than $1,000,000...........................   2.00%        2.04%           1.75%
$1,000,000 or more..........................................       *            *               *

--------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

    With respect to sales of Class B Shares and Class C Shares, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

    Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of a Fund's Class C Shares annually commencing in the second year after purchase.


    In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Funds and other Van Kampen funds and increases in net assets of the Funds and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of such Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


    The Funds have each adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


    Certain financial intermediaries may be prohibited under the law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


    The Distributor must submit quarterly reports to the Board of Directors, with respect to each Fund setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Board of Directors. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Board of Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Board of Directors and also by the disinterested Directors. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of such class.

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee.

    Because each Fund is a series of the Company, amounts paid to the Distributor as reimbursement for expenses of one series of the Company may indirectly benefit the other Funds which are series of the Company. The Distributor will endeavor to
    36
allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

    As of June 30, 1999, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C shares, and the percentage of the Fund's net assets attributable to Class B Shares and Class C Shares are represented below.

                                                        B SHARES                       C SHARES
                                              ----------------------------   ----------------------------
                                                             PERCENTAGE OF                  PERCENTAGE OF
                                              UNREIMBURSED    FUND'S NET     UNREIMBURSED    FUND'S NET
FUND NAME                                     DISTRIBUTION      ASSETS       DISTRIBUTION      ASSETS
---------                                     ------------   -------------   ------------   -------------
American Value Fund.........................  $10,138,207        2.97%         $152,210         0.09%
Asian Growth Fund...........................    2,450,266        5.71            22,692         0.06
Emerging Markets Fund.......................    1,836,551        4.79            17,012         0.08
Equity Growth Fund..........................      606,348        2.53            22,770         0.31
European Equity Fund........................       14,804        0.48             1,508         0.10
Focus Equity Fund...........................    4,521,932        2.57            20,961         0.08
Global Equity Fund..........................   19,894,984        3.34            47,093         0.07
Global Equity Allocation Fund...............    1,956,904        0.84           169,199         0.17
Global Fixed Income Fund....................       87,937        5.65             2,100         0.14
High Yield & Total Return Fund..............      711,833        3.14            16,111         0.20
International Magnum Fund...................    1,651,126        3.43             5,147         0.04
Latin American Fund.........................    1,036,423        5.58            17,977         0.17
Tax Managed Global Franchise Fund...........        6,435        1.05             1,380         0.29
Value Fund..................................    4,179,000        3.27            81,668         0.28
Worldwide High Income Fund..................    5,193,409        4.85            66,211         0.16

    As reimbursement for providing distribution services to the Company for the fiscal year ended June 30, 1999, the Distributor received aggregate fees of approximately $23,977,000 which were attributable approximately as follows:

                                                              FISCAL YEAR ENDED   PERCENTAGE OF
                                                                JUNE 30, 1999     AVERAGE DAILY
FUND NAME                                                           (000)          NET ASSETS
---------                                                     -----------------   -------------
American Value Fund -- Class A..............................       $  540              .25%
American Value Fund -- Class B..............................        2,840             1.00%
American Value Fund -- Class C..............................        1,313             1.00%
Asian Growth Fund -- Class A................................          130              .25%
Asian Growth Fund -- Class B................................          291             1.00%
Asian Growth Fund -- Class C................................          295             1.00%
Emerging Markets Debt Fund -- Class A(1)....................                            --%
Emerging Markets Debt Fund -- Class B(1)....................                            --%
Emerging Markets Debt Fund -- Class C(1)....................                            --%
Emerging Markets Fund -- Class A............................          141              .25%
Emerging Markets Fund -- Class B............................          299             1.00%
Emerging Markets Fund -- Class C............................          205             1.00%
Equity Growth Fund -- Class A...............................           30              .25%
Equity Growth Fund -- Class B...............................          163             1.00%
Equity Growth Fund -- Class C...............................           58             1.00%
European Equity Fund -- Class A.............................            3              .25%
European Equity Fund -- Class B.............................           17             1.00%
European Equity Fund -- Class C.............................           10             1.00%
Focus Equity Fund -- Class A................................          155              .25%
Focus Equity Fund -- Class B................................        1,433             1.00%
Focus Equity Fund -- Class C................................          244             1.00%
Global Equity Allocation Fund -- Class A....................          588              .25%
Global Equity Allocation Fund -- Class B....................        2,243             1.00%
Global Equity Allocation Fund -- Class C....................          998             1.00%
Global Equity Fund -- Class A...............................          191              .25%
Global Equity Fund -- Class B...............................        6,007             1.00%
Global Equity Fund -- Class C...............................          657             1.00%
Global Fixed Income Fund -- Class A.........................           11              .25%
Global Fixed Income Fund -- Class B.........................           17             1.00%
Global Fixed Income Fund -- Class C.........................           18             1.00%
Growth and Income Fund II -- Class A(1).....................                            --%
Growth and Income Fund II -- Class B(1).....................                            --%
Growth and Income Fund II -- Class C(1).....................                            --%
High Yield & Total Return Fund -- Class A...................           23              .25%
High Yield & Total Return Fund -- Class B...................          209             1.00%
High Yield & Total Return Fund -- Class C...................           82             1.00%
International Magnum Fund -- Class A........................          138              .25%
International Magnum Fund -- Class B........................          482             1.00%
International Magnum Fund -- Class C........................          144             1.00%
Japanese Equity Fund -- Class A(1)..........................                            --%
Japanese Equity Fund -- Class B(1)..........................                            --%
Japanese Equity Fund -- Class C(1)..........................                            --%
Latin American Fund -- Class A..............................           75              .25%
Latin American Fund -- Class B..............................          169             1.00%
Latin American Fund -- Class C..............................           96             1.00%
Mid Cap Growth Fund -- Class A(1)...........................                            --%
Mid Cap Growth Fund -- Class B(1)...........................                            --%
Mid Cap Growth Fund -- Class C(1)...........................                            --%
Tax Managed Global Franchise Fund -- Class A................            2              .25%
Tax Managed Global Franchise Fund -- Class B................            3             1.00%
Tax Managed Global Franchise Fund -- Class C................            3             1.00%
Value Fund -- Class A.......................................          270              .25%
Value Fund -- Class B.......................................        1,279             1.00%
Value Fund -- Class C.......................................          306             1.00%
Worldwide High Income Fund -- Class A.......................          173              .25%
Worldwide High Income Fund -- Class B.......................        1,158             1.00%
Worldwide High Income Fund -- Class C.......................          468             1.00%

------------------
(1) Not operational as of June 30, 1999.
    38

                                 TRANSFER AGENT

    The Funds' transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transaction. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Directors.

    With respect to the Emerging Markets Debt Fund, the Global Fixed Income Fund, the High Yield & Total Return Fund and the Worldwide High Income Fund; most transactions made by such Funds are principal transactions at net prices and the Funds generally incur little or no brokerage costs. The portfolio securities in which these Funds invest are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. These Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

    The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds.

    The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Funds' shares.

    The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

    Morgan Stanley & Co. Incorporated is an affiliate of the Adviser (and the predecessor adviser) of the Funds. Effective May 31, 1997, Dean Witter
Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser (and the predecessor adviser) of the Funds. The Board of Directors have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

    The Funds paid the following commissions to all brokers and affiliated brokers during the periods shown:

                                                              EMERGING
                                 AMERICAN         ASIAN        MARKETS      EMERGING       EQUITY       EUROPEAN        FOCUS
FISCAL YEAR ENDED                 VALUE           GROWTH        DEBT        MARKETS        GROWTH        EQUITY         EQUITY
JUNE 30, 1999                      FUND            FUND        FUND(1)        FUND          FUND          FUND           FUND
-----------------                --------         ------      --------      --------       ------       --------        ------
Total brokerage
  commissions...............  $    5,210,669   $  1,059,398    $   --     $    892,711   $   96,599    $   20,070    $  1,158,339
Commissions with Morgan
  Stanley...................  $        2,130   $     53,519    $   --     $     49,419   $    1,755    $    1,984    $     13,980
  Percentage of total
   commissions..............            0.04%          5.05%       --%            5.54%        1.82%         9.89%           1.21%
Commissions with Dean
  Witter....................  $        1,356   $          0    $   --     $          0   $        0    $        0    $          0
  Percentage of total
   commissions..............            0.03%             0%       --%               0%           0%            0%              0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......            0.06%          5.30%       --%            4.72%        2.19%         7.33%           1.75%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........            0.01%             0%       --%               0%           0%            0%              0%
Commissions for research
  services..................  $    4,704,647   $  1,059,398    $   --     $    892,711   $   76,151    $   20,070    $  1,109,511
Value of research
  transactions..............  $1,968,924,455   $283,946,042    $   --     $263,588,372   $67,510,503   $10,392,253   $876,267,703

                                 GLOBAL
                                 EQUITY         GLOBAL
FISCAL YEAR ENDED              ALLOCATION       EQUITY
JUNE 30, 1999                     FUND           FUND
-----------------              ----------       ------
Total brokerage
  commissions...............  $    723,144   $  1,180,688
Commissions with Morgan
  Stanley...................  $      1,790   $    106,499
  Percentage of total
   commissions..............          0.25%          9.02%
Commissions with Dean
  Witter....................  $          0   $          0
  Percentage of total
   commissions..............             0%             0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......          0.08%          8.54%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%             0%
Commissions for research
  services..................  $    723,144   $  1,180,688
Value of research
  transactions..............  $740,411,692   $537,623,505

                                                          HIGH
                               GLOBAL       GROWTH       YIELD &       INTER-
                                FIXED         AND         TOTAL       NATIONAL     JAPANESE       LATIN        MID CAP
FISCAL YEAR ENDED              INCOME       INCOME       RETURN        MAGNUM       EQUITY       AMERICAN      GROWTH
JUNE 30, 1999                   FUND      FUND II(1)      FUND          FUND        FUND(1)        FUND        FUND(1)
-----------------              ------     ----------     -------      --------     --------      --------      -------
Total brokerage
  commissions...............   $    0        $   --      $    0     $    369,509    $   --     $    509,214    $   --
Commissions with Morgan
  Stanley...................   $    0        $   --      $    0     $      8,443    $   --     $      7,942    $   --
  Percentage of total
   commissions..............        0%           --%          0%            2.28%       --%            1.56%       --%
Commissions with Dean
  Witter....................   $    0        $   --      $    0     $          0    $   --     $          0    $   --
  Percentage of total
   commissions..............        0%           --%          0%               0%       --%               0%       --%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......        0%           --%          0%            2.09%       --%            2.71%       --%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........        0%           --%          0%               0%       --%               0%       --%
Commissions for research
  services..................   $   --        $   --      $   --     $    369,509    $   --     $    509,214    $   --
Value of research
  transactions..............   $   --        $   --      $   --     $147,219,049    $   --     $172,872,826    $   --

                                 TAX
                               MANAGED                       WORLDWIDE
                                GLOBAL                         HIGH
FISCAL YEAR ENDED             FRANCHISE         VALUE         INCOME
JUNE 30, 1999                    FUND            FUND          FUND
-----------------             ---------         -----        ---------
Total brokerage
  commissions...............  $   4,237      $    463,294   $       626
Commissions with Morgan
  Stanley...................  $     314      $          0   $         0
  Percentage of total
   commissions..............       7.41%              0.0%            0%
Commissions with Dean
  Witter....................  $       0      $          0   $         0
  Percentage of total
   commissions..............          0%                0%            0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......       6.66%                0%            0%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........          0%                0%            0%
Commissions for research
  services..................  $   4,237      $    458,024   $       626
Value of research
  transactions..............  $1,839,734     $303,327,814   $18,919,240

--------------------
(1)  Not operational as of June 30, 1999.
    40

                                                        EMERGING                                                       GLOBAL
                               AMERICAN      ASIAN       MARKETS     EMERGING     EQUITY     EUROPEAN      FOCUS       EQUITY
FISCAL YEAR ENDED               VALUE        GROWTH       DEBT       MARKETS      GROWTH      EQUITY      EQUITY     ALLOCATION
JUNE 30, 1998                    FUND         FUND       FUND(1)       FUND       FUND(2)     FUND(3)      FUND         FUND
-----------------              --------      ------     --------     --------     -------    --------     ------     ----------
Total brokerage
  commissions...............  $1,863,022   $2,171,340    $   --     $1,122,264    $4,685      $   --     $836,700     $382,680
Commissions with Morgan
  Stanley...................  $       0    $ 157,183     $   --     $  41,792     $    0      $   --     $      0     $    981
Commissions with Dean
  Witter....................  $       0    $       0     $   --     $       0     $    0      $   --     $      0     $      0


                               GLOBAL
FISCAL YEAR ENDED              EQUITY
JUNE 30, 1998                  FUND(4)
-----------------              -------
Total brokerage
  commissions...............  $775,168
Commissions with Morgan
  Stanley...................  $188,780
Commissions with Dean
  Witter....................  $      0

                                                          HIGH                                                          TAX
                               GLOBAL       GROWTH       YIELD &     INTER-                                           MANAGED
                                FIXED         AND         TOTAL     NATIONAL    JAPANESE      LATIN       MID CAP     GLOBAL
FISCAL YEAR ENDED              INCOME       INCOME       RETURN      MAGNUM      EQUITY      AMERICAN     GROWTH     FRANCHISE
JUNE 30, 1998                   FUND      FUND II(1)      FUND        FUND       FUND(1)       FUND       FUND(1)     FUND(3)
-----------------              ------     ----------     -------    --------    --------     --------     -------    ---------
Total brokerage
  commissions...............   $    0        $   --      $2,940     $243,789     $   --     $1,251,018    $   --      $   --
Commissions with Morgan
  Stanley...................   $    0        $   --      $    0     $  8,123     $   --     $  53,140     $   --      $   --
Commissions with Dean
  Witter....................   $    0        $   --      $    0     $      0     $   --     $       0     $   --      $   --


                                          WORLDWIDE
                                            HIGH
FISCAL YEAR ENDED               VALUE      INCOME
JUNE 30, 1998                   FUND        FUND
-----------------               -----     ---------
Total brokerage
  commissions...............  $475,178     $    0
Commissions with Morgan
  Stanley...................  $      0     $    0
Commissions with Dean
  Witter....................  $      0     $    0

                                                       EMERGING                                                      GLOBAL
                              AMERICAN      ASIAN       MARKETS    EMERGING     EQUITY     EUROPEAN      FOCUS       EQUITY
FISCAL YEAR ENDED               VALUE       GROWTH       DEBT       MARKETS     GROWTH      EQUITY      EQUITY     ALLOCATION
JUNE 30, 1997                   FUND         FUND       FUND(1)      FUND        FUND        FUND        FUND         FUND
-----------------             --------      ------     --------    --------     ------     --------     ------     ----------
Total brokerage
  commissions...............  $130,098    $2,757,149    $   --     $922,655     $   --      $   --     $174,610     $118,044
Commissions with Morgan
  Stanley...................  $      0    $ 326,044     $   --     $ 79,641     $   --      $   --     $      0     $      0
Commissions with Dean
  Witter....................  $  1,302    $       0     $   --     $      0     $   --      $   --     $    168     $      0


                               GLOBAL
FISCAL YEAR ENDED              EQUITY
JUNE 30, 1997                   FUND
-----------------              ------
Total brokerage
  commissions...............   $   --
Commissions with Morgan
  Stanley...................   $   --
Commissions with Dean
  Witter....................   $   --

                                                          HIGH                                                         TAX
                               GLOBAL       GROWTH       YIELD &     INTER-                                          MANAGED
                                FIXED         AND         TOTAL     NATIONAL    JAPANESE      LATIN      MID CAP     GLOBAL
FISCAL YEAR ENDED              INCOME       INCOME       RETURN      MAGNUM      EQUITY     AMERICAN     GROWTH     FRANCHISE
JUNE 30, 1997                   FUND      FUND II(1)      FUND        FUND       FUND(1)      FUND       FUND(1)      FUND
-----------------              ------     ----------     -------    --------    --------    --------     -------    ---------
Total brokerage
  commissions...............   $    0        $   --      $    0     $155,283     $   --     $742,521     $   --      $   --
Commissions with Morgan
  Stanley...................   $    0        $   --      $    0     $ 15,487     $   --     $ 40,849     $   --      $   --
Commissions with Dean
  Witter....................   $    0        $   --      $    0     $      0     $   --     $      0     $   --      $   --


                                          WORLDWIDE
                                            HIGH
FISCAL YEAR ENDED               VALUE      INCOME
JUNE 30, 1997                  FUND(5)      FUND
-----------------              -------    ---------
Total brokerage
  commissions...............   $   --      $    0
Commissions with Morgan
  Stanley...................   $   --      $    0
Commissions with Dean
  Witter....................   $   --      $    0

--------------------
(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.

                              SHAREHOLDER SERVICES

    The Funds offer a number of shareholder services designed to facilitate investment in their respective shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


    Each shareholder of each Fund has an investment account under which the investor's shares of the Fund are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the Funds' Prospectuses) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.


SHARE CERTIFICATES


    Generally, a Fund will not issue share certificates. However, upon written or telephone request to such Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


    Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


    Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-4833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


    A shareholder may upon written request, by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.


SYSTEMATIC WITHDRAWAL PLAN


    A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by such Fund.



    Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



    Under the plan, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.


EXCHANGE PRIVILEGE

    All shareholders are limited to eight (8) exchanges per fund during a rolling 365-day period.


    Exchange privileges will be suspended on a particular fund if more than eight (8) exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight (8) exchanges in the rolling 365-day period.


    This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.

REINSTATEMENT PRIVILEGE


    A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of such Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.


                              REDEMPTION OF SHARES

    Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.


    Additionally, if the Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and a gain or loss for federal income tax purposes upon the sale of portfolio securities so received in payment of redemptions.



                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A



    As described in the Funds' Prospectuses under "Purchase of Shares --
Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES



    As described in the Funds' Prospectuses under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY

    A Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

    In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


    A Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section
408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulation Section 401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


    The Funds do not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.


REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN



    A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



    The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE


    A Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectuses.

INVOLUNTARY REDEMPTIONS OF SHARES


    Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Funds' Prospectuses. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REINVESTMENT OF REDEMPTION PROCEEDS

    A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

    A Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUNDS



    The Company and each of the Funds will be treated as separate corporations for federal income tax purposes. The Funds have elected and qualified (in their first year of operations), and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.



    If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount of investment company taxable income necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


    In order to avoid a 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

    If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, such Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


    Some of the Funds' investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of a Fund, affect the holding period of the securities held by such Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.


    Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Fund may have to dispose of securities that it would otherwise have continued to hold.

    PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

    As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, a Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between such Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. A Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service ("IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.


DISTRIBUTIONS TO SHAREHOLDERS



    Distributions of a Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from a Fund.


    Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


    Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible be eligible for the dividends received deduction for corporations if such Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.


    Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


    Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of a Fund's total assets at the close of its fiscal year consists of securities of foreign issuers and such Fund meets certain holding period requirements with respect to the securities, the Fund will be eligible to file, and may file, elections with the IRS pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are advised to consult their tax advisers.



    Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


SALE OF SHARES


    The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES


    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


NON-U.S. SHAREHOLDERS


    A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in certain Funds that invest primarily in debt securities or securities of foreign issuers is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.



    Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.


    If income from a Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

    United States Treasury Regulations, effective for payments made after December 31, 2000, modify the withholding, backup withholding and information reporting rules, including the procedures to be followed by Non-U.S. Shareholders in establishing foreign status. Prospective investors should consult their tax advisers concerning the applicability and effect of such Treasury Regulations on an investment in shares of a Fund.


    The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

BACKUP WITHHOLDING

    A Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish such Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


    Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


    Each Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld with respect to such dividends. This information may also be made available to the tax authorities in a Non-U.S. Shareholder's country of residence.


GENERAL


    The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                            PERFORMANCE INFORMATION

    The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

    Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

    From time to time the Funds may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10- year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

    Total return figures are calculated according to the following formula:

        n

   P(1+T)   =   ERV

    where:

        P   =   a hypothetical initial payment of $1,000
        T   =   average annual total return
        n   =   number of years
      ERV   =   ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

    Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Funds that commenced operations prior to June 30, 1999 for the one, three and five year periods ended June 30, 1999 and for the period from the inception of each Fund through June 30, 1999 are as follows:


                                                                             ONE-YEAR        FIVE-YEAR        INCEPTION
                                                              INCEPTION    PERIOD ENDED     PERIOD ENDED       THROUGH
                                                                DATE      JUNE 30, 1999    JUNE 30, 1999    JUNE 30, 1999
                                                              ---------   --------------   --------------   --------------
Global Equity Allocation Fund
    Class A Shares..........................................  01/04/93          8.41%           15.09%           14.76%
    Class B Shares(1).......................................  08/01/95          7.50              N/A            15.41
    Class C Shares(1).......................................  01/04/93          7.61            14.23            13.92
Global Fixed Income Fund
    Class A Shares..........................................  01/04/93          0.95             5.38             5.44
    Class B Shares(1).......................................  08/01/95           .05              N/A             3.04
    Class C Shares(1).......................................  01/04/93           .05             4.53             4.61
Asian Growth Fund
    Class A Shares..........................................  06/23/93         75.69            (4.76)            0.20
    Class B Shares(1).......................................  08/01/95         74.48              N/A            (8.57)
    Class C Shares(1).......................................  06/23/93         74.13            (5.50)            (.55)
American Value Fund
    Class A Shares..........................................  10/18/93         17.41            21.59            18.47
    Class B Shares(1).......................................  08/01/95         16.50              N/A            21.74
    Class C Shares(1).......................................  10/18/93         16.55            20.66            17.56
Worldwide High Income Fund
    Class A Shares..........................................  04/21/94        (11.14)            8.87             9.12
    Class B Shares(1).......................................  08/01/95        (11.82)             N/A             8.34
    Class C Shares(1).......................................  04/21/94        (11.83)            8.04             8.27
Emerging Markets Fund
    Class A Shares..........................................  07/06/94         23.92              N/A            (1.39)
    Class B Shares(1).......................................  08/01/95         22.99              N/A            (0.25)
    Class C Shares(1).......................................  07/06/94         23.09              N/A            (2.09)
Latin American Fund
    Class A Shares..........................................  07/06/94          3.00              N/A             7.52
    Class B Shares(1).......................................  08/01/95          2.47              N/A            14.69
    Class C Shares(1).......................................  07/06/94          2.28              N/A             6.70
Focus Equity Fund
    Class A Shares..........................................  01/02/96         25.57              N/A            30.80
    Class B Shares..........................................  01/02/96         24.59              N/A            29.85
    Class C Shares..........................................  01/02/96         24.67              N/A            29.85
High Yield & Total Return Fund
    Class A Shares..........................................  05/01/96          1.90              N/A             9.60
    Class B Shares..........................................  05/01/96          1.28              N/A             8.80
    Class C Shares..........................................  05/01/96          1.28              N/A             8.80
International Magnum Fund
    Class A Shares..........................................  07/01/96         (5.54)             N/A             6.28
    Class B Shares..........................................  07/01/96         (6.28)             N/A             5.48
    Class C Shares..........................................  07/01/96         (6.25)             N/A             5.47
Japanese Equity Fund
    Class A Shares..........................................       N/A            --               --               --
    Class B Shares..........................................       N/A            --               --               --
    Class C Shares..........................................       N/A            --               --               --
Growth and Income Fund II
    Class A Shares..........................................       N/A            --               --               --
    Class B Shares..........................................       N/A            --               --               --
    Class C Shares..........................................       N/A            --               --               --
European Equity Fund
    Class A Shares..........................................   9/25/98           N/A              N/A             6.75
    Class B Shares..........................................   9/25/98           N/A              N/A             6.26
    Class C Shares..........................................   9/25/98           N/A              N/A             5.96
Equity Growth Fund
    Class A Shares..........................................   5/29/98         21.90              N/A            23.10
    Class B Shares..........................................   5/29/98         21.14              N/A            22.29
    Class C Shares..........................................   5/29/98         21.04              N/A            22.20
Global Equity Fund
    Class A Shares..........................................  10/29/97          4.05%             N/A             9.24%
    Class B Shares..........................................  10/29/97          3.29              N/A             8.45
    Class C Shares..........................................  10/29/97          3.39              N/A             8.45

                                                                             ONE-YEAR        FIVE-YEAR        INCEPTION
                                                              INCEPTION    PERIOD ENDED     PERIOD ENDED       THROUGH
                                                                DATE      JUNE 30, 1999    JUNE 30, 1999    JUNE 30, 1999
                                                              ---------   --------------   --------------   --------------
Emerging Markets Debt Fund
    Class A Shares..........................................       N/A            --               --               --
    Class B Shares..........................................       N/A            --               --               --
    Class C Shares..........................................       N/A            --               --               --
Mid Cap Growth Fund
    Class A Shares..........................................       N/A            --               --               --
    Class B Shares..........................................       N/A            --               --               --
    Class C Shares..........................................       N/A            --               --               --
Value Fund
    Class A Shares..........................................    7/7/97          5.83              N/A             6.34
    Class B Shares..........................................    7/7/97          5.02              N/A             5.57
    Class C Shares..........................................    7/7/97          5.13              N/A             5.53
Tax Managed Global Franchise Fund
    Class A Shares..........................................   9/25/98           N/A              N/A            21.22
    Class B Shares..........................................   9/25/98           N/A              N/A            20.40
    Class C Shares..........................................   9/25/98           N/A              N/A            21.40

------------------
  The Emerging Markets Debt, Growth and Income II, Japanese Equity and Mid Cap Growth Funds had not commenced operations in the fiscal year ended June 30, 1999.

(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

YIELD FOR CERTAIN FUNDS

    From time to time certain of the Funds may advertise yield.

    Current yield reflects the income per share earned by a Fund's investments.

    Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

    Current yield figures are obtained using the following formula:


        Yield = 2 [ ( a-b

--cd+ 1) (6) -1]

    where:

 a    =   dividends and interest earned during the period
 b    =   expenses accrued for the period (net of reimbursements)
 c    =   the average daily number of shares outstanding during the
          period that were entitled to receive income distributions
 d    =   the maximum offering price per share on the last day of the period

    The respective current yields for the following Funds 30-day period ended June 30, 1999 were as follows:

                                                    CLASS A    CLASS B    CLASS C
FUND NAME                                            SHARES     SHARES     SHARES
---------                                           --------   --------   --------
Global Fixed Income Fund                              2.76%      2.14%      2.14%
Worldwide High Income Fund                           11.18%     10.97%     10.97%
High Yield & Total Return Fund                        8.52%      8.18%      8.18%

COMPARISONS

    To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

    In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.
    50

GENERAL PERFORMANCE INFORMATION

    Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

    From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by research firms such as Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

    The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

    The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers and the portfolio managers' goals, strategies and investment techniques.

    The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

    The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

    The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.


    From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the Internet.


                               OTHER INFORMATION

CUSTODY OF ASSETS


    The Chase Manhattan Bank serves as the Company's custodian.


SHAREHOLDER REPORTS

    Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Funds, performs an annual audit of each Fund's financial statements.


LEGAL COUNSEL

    Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom (Illinois).
    52

                APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2.  Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

                     1. LONG-TERM DEBT -- INVESTMENT GRADE
AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meets its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE
BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: the "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                              2. COMMERCIAL PAPER
A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                               3. PREFERRED STOCK
A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

ii. Nature of, and provisions of, the issuer.

iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B and CCC: Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.

"BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C: A preferred stock rated "C" is a nonpaying issue.

D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

                               1. LONG-TERM DEBT
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                               2. SHORT-TERM DEBT
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment or senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                               3. PREFERRED STOCK
Preferred stock rating symbols and their definitions are as follows:

AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         VAN KAMPEN AMERICAN VALUE FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc. -- Van Kampen American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Value Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                         VAN KAMPEN AMERICAN VALUE FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------

COMMON STOCKS (89.0%)
    AEROSPACE (0.8%)
        (a)Alliant TechSystems, Inc........       29,800    $  2,578
        (a)Gulfstream Aerospace Corp.......       64,900       4,385
                                                            --------
                                                               6,963
                                                            --------
    BANKING (3.3%)
        Bank United Corp. 'A'..............      105,200       4,228
        Comerica, Inc......................       74,200       4,410
        Greenpoint Financial Corp..........      101,700       3,337
        Hudson United Bancorp..............      117,900       3,610
        Mellon Bank Corp...................      143,700       5,227
        Mercantile Bankshares Corp.........       44,600       1,578
        New England Community Bancorp,
          Inc. 'A'.........................       39,800       1,097
        Prime Bancshares, Inc..............      117,200       2,095
        TCF Financial Corp.................       67,400       1,879
        Western Bancorp....................       10,000         435
                                                            --------
                                                              27,896
                                                            --------
    BUILDING (1.4%)
        Vulcan Materials Co................       36,500       1,761
        York International Corp............      236,900      10,142
                                                            --------
                                                              11,903
                                                            --------
    CAPITAL GOODS (11.0%)
        (a)Aeroflex, Inc...................      265,900       5,251
        (a)Asyst Technologies, Inc.........      193,400       5,790
        (a)Atmel Corp......................      160,600       4,206
        Cummins Engine Co., Inc............      147,300       8,414
        (a)Electronics for Imaging, Inc....      149,500       7,680
        Flowserve Corp.....................      218,200       4,132
        Manitowoc Co., Inc.................       58,550       2,437
        (a)Mentor Graphics Corp............      346,200       4,436
        New Holland N.V....................      913,400      15,642
        (a)PRI Automation, Inc.............       44,100       1,599
        (a)Republic Services, Inc. 'A'.....      146,500       3,626
        (a)Safety-Kleen Corp...............      244,575       4,433
        Stewart & Stevenson Services,
          Inc..............................      618,100       9,426
        Tecumseh Products Co. 'A'..........       47,500       2,877
        Titan International, Inc...........       91,000       1,081
        (a)Tower Automotive, Inc...........      487,800      12,408
                                                            --------
                                                              93,438
                                                            --------
    CHEMICALS (3.3%)
        Lubrizol Corp......................      105,800       2,883
        M.A. Hanna Co......................      214,900       3,532
        Quaker Chemical Corp...............       17,400         283
        (a)W.R. Grace & Co.................      429,000       7,883
        Wellman, Inc.......................      530,300       8,452
        Witco Corp.........................      260,300       5,206
                                                            --------
                                                              28,239
                                                            --------
    COMMUNICATIONS (6.8%)
        A. Schulman, Inc...................       85,500       1,469
        ADTRAN, Inc........................      210,500       7,657
        (a)Advanced Radio Telecom Corp.....        1,200          17
        (a)Aerial Communications, Inc......       63,500         857
        Cincinnati Bell, Inc...............      143,200       3,571
        (a)Digital Microwave Corp..........      142,400       1,816
        (a)General Instrument Corp.........      151,000       6,417
        (a)GST Telecommunications, Inc.....        2,000          26
        (a)IDT Corp........................      131,200       2,919
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
        (a)ITC DeltaCom, Inc...............       69,600    $  1,949
        (a)Journal Register Co.............       56,400       1,269
        (a)Pacific Gateway Exchange,
          Inc..............................      109,400       3,186
        (a)Powerwave Technologies, Inc.....      275,000       8,869
        (a)QUALCOMM, Inc...................       37,600       5,396
        (a)RCN Corp........................       41,800       1,740
        (a)Saville Systems plc ADR.........       66,900         970
        (a)VoiceStream Wireless Corp.......      220,200       6,262
        (a)Winstar Communications, Inc.....       69,000       3,364
                                                            --------
                                                              57,754
                                                            --------
    COMPUTERS (5.0%)
        (a)BEA Systems, Inc................      248,100       7,086
        (a)Complete Business Solutions.....       25,500         458
        (a)GenRad, Inc.....................      281,100       5,850
        (a)Goto.com, Inc...................       17,600         493
        (a)Network Solutions, Inc. 'A'.....       20,300       1,606
        (a)Networks Associates, Inc........      358,400       5,264
        (a)Pinnacle Systems, Inc...........      404,700      13,608
        Ryder Systems, Inc.................       90,200       2,345
        (a)SanDisk Corp....................       10,600         477
        (a)SoftNet Systems, Inc............      112,400       3,133
        (a)WorldGate Communications,
          Inc..............................       37,200       1,907
                                                            --------
                                                              42,227
                                                            --------
    CONSUMER--DURABLES (1.3%)
        Arvin Industries, Inc..............       15,300         579
        Earthgrains Co.....................       90,200       2,328
        Michael Foods, Inc.................       72,300       1,699
        (a)Splash Technology Holdings,
          Inc..............................      149,900       1,054
        (a)Sybron International Corp.......      185,600       5,116
                                                            --------
                                                              10,776
                                                            --------
    CONSUMER--RETAIL (6.2%)
        (a)Action Performance Cos., Inc....       55,900       1,845
        (a)American Eagle Outfitters,
          Inc..............................       34,000       1,547
        (a)Ames Department Stores, Inc.....      137,500       6,273
        (a)Ann Taylor Stores Corp..........      109,000       4,905
        Bausch & Lomb, Inc.................       23,400       1,790
        (a)Blyth Industries, Inc...........      115,300       3,963
        Callaway Golf Co...................       82,500       1,207
        Casey's General Stores, Inc........      140,300       2,104
        Claire's Stores, Inc...............       73,500       1,883
        (a)Dress Barn, Inc.................      151,800       2,429
        (a)Sunglass Hut International,
          Inc..............................    1,031,600      17,731
        Tandy Corp.........................       64,400       3,148
        (a)Zale Corp.......................      104,800       4,192
                                                            --------
                                                              53,017
                                                            --------
    CONSUMER--SERVICE & GROWTH (1.8%)
        (a)NOVA Corp.......................       23,000         575
        (a)Quanta Services, Inc............      303,800      13,367
        (a)School Specialty, Inc...........       89,900       1,444
                                                            --------
                                                              15,386
                                                            --------
    CONSUMER STAPLES (1.9%)
        Alpharma, Inc......................      167,500       5,957
        (a)800-JR Cigar, Inc...............      101,400       1,255
        (a)Fresh Del Monte Produce, Inc....      479,400       6,772
        (a)General Cigar Holdings, Inc.....      121,400         948
        (a)Omega Protein Corp..............      238,500       1,252
                                                            --------
                                                              16,184
                                                            --------

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    ELECTRIC (1.9%)
        (a)Cherry Corp.....................        2,600    $     37
        DPL, Inc...........................      152,600       2,804
        (a)Electroglas, Inc................       70,000       1,400
        Florida Progress Corp..............       26,900       1,111
        (a)LTX Corp........................      115,400       1,536
        Potomac Electric Power Co..........      321,400       9,461
                                                            --------
                                                              16,349
                                                            --------
    ENERGY (6.5%)
        (a)BJ Services Co..................      179,400       5,281
        Black Hills Corp...................        2,700          63
        Energy East Corp...................      129,700       3,372
        (a)Global Marine, Inc..............      761,000      11,748
        (a)Grey Wolf, Inc..................      134,400         336
        Illinova Corp......................      394,400      10,747
        MCN Corp...........................       33,700         699
        Minnesota Power & Light Co.........       61,100       1,214
        Nicor, Inc.........................       14,700         560
        (a)Ocean Energy, Inc...............      639,924       6,159
        (a)Smith International, Inc........      126,000       5,473
        Suburban Propane Partners, L.P.....       38,000         741
        Sunoco, Inc........................       46,400       1,401
        Union Pacific Resources Group,
          Inc..............................      124,200       2,026
        Valero Energy Corp.................      197,000       4,223
        (a)Wisconsin Energy Corp...........       36,400         912
                                                            --------
                                                              54,955
                                                            --------
    ENTERTAINMENT (2.3%)
        (a)Bally Total Fitness Holdings
          Co...............................      686,500      19,480
        (a)Imax Corp.......................        9,300         209
                                                            --------
                                                              19,689
                                                            --------
    FINANCIAL SERVICES (4.3%)
        (a)Billing Concepts Corp...........      127,500       1,426
        Federated Investors, Inc...........      176,900       3,173
        Heller Financial, Inc..............      355,300       9,882
        Hospitality Properties, Inc........      316,500       8,585
        Investors Financial Services
          Corp.............................       49,800       1,992
        (a)Knight/Trimark Group, Inc.
          'A'..............................       86,600       5,283
        Reliastar Financial Corp...........      139,600       6,107
                                                            --------
                                                              36,448
                                                            --------
    HEALTH CARE (6.1%)
        (a)Amerisource Health Corp. 'A'....       85,900       2,190
        (a)Centocor, Inc...................      103,900       4,844
        (a)Coulter Pharmaceutical, Inc.....       66,300       1,496
        (a)Coventry Health Care, Inc.......      189,900       2,077
        (a)Del Global Technologies Corp....      600,400       5,854
        (a)Guilford Pharmaceuticals,
          Inc..............................      181,000       2,308
        (a)Henry Schein, Inc...............      113,600       3,600
        ICN Pharmaceuticals, Inc...........      198,600       6,392
        (a)MedImmune, Inc..................       21,100       1,430
        (a)MedPartners, Inc................      530,900       4,015
        (a)Mid Atlantic Medical Services,
          Inc..............................      265,000       2,617
        Teva Pharmaceutical Industries Ltd.
          ADR..............................      100,700       4,934
        (a)Trigon Healthcare, Inc..........      245,700       8,937
        (a)VISX, Inc.......................       16,200       1,283
                                                            --------
                                                              51,977
                                                            --------
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    INDUSTRIAL (2.4%)
        (a)Cooper Cameron Corp.............      190,700    $  7,068
        (a)Global Industries Ltd...........      396,400       5,079
        (a)Nabors Industries, Inc..........      253,600       6,197
        (a)Precision Drilling Corp.........       97,100       1,851
        ProLogis Trust.....................        9,600         195
                                                            --------
                                                              20,390
                                                            --------
    INSURANCE (1.6%)
        Allmerica Financial Corp...........       41,500       2,524
        American Medical Security Group....      241,300       2,081
        Everest Reinsurance Holdings,
          Inc..............................       87,400       2,851
        Nationwide Health Properties,
          Inc..............................       16,300         311
        Reinsurance Group of America,
          Inc..............................       85,400       3,010
        XL Capital Ltd. 'A'................       42,600       2,407
                                                            --------
                                                              13,184
                                                            --------
    METALS (2.7%)
        Agnico-Eagle Mines Ltd.............      169,600       1,049
        Ashann Goldfields..................      140,300         973
        Barrick Gold Corp..................      158,000       3,061
        (a)Lone Star Technologies, Inc.....       27,600         490
        (a)Mueller Industries, Inc.........       87,400       2,966
        (a)Steel Dynamics, Inc.............      148,400       2,296
        (a)Stillwater Mining Co............       82,950       2,712
        Tosco Corp.........................      359,700       9,330
                                                            --------
                                                              22,877
                                                            --------
    PAPER & PACKAGING (1.1%)
        Boise Cascade Corp.................       23,600       1,015
        (a)Valassis Communications, Inc....      231,050       8,462
                                                            --------
                                                               9,477
                                                            --------
    REAL ESTATE (5.4%)
        AMB Property Corp..................      598,900      14,074
        Arden Realty Group, Inc............      210,500       5,184
        (a)Cadillac Fairview Corp..........       21,700         410
        Cousins Properties, Inc............       50,100       1,694
        Crescent Real Estate Equities Co.
          REIT.............................      235,100       5,584
        Developers Diversified Realty
          Corp.............................      155,700       2,588
        Duke Realty Investment, Inc.
          REIT.............................      207,900       4,691
        First Washinton Realty Trust,
          Inc..............................       35,000         818
        Glenborough Realty Trust, Inc......       26,500         464
        JDN Realty Corp....................       57,000       1,275
        Lasalle Hotel Properties REIT......       36,100         553
        Liberty Property Trust REIT........       48,600       1,209
        Manufactured Home Communities, Inc.
          REIT.............................       58,500       1,521
        (a)NBTY, Inc.......................      382,700       2,487
        Newhall Land & Farming Co., L.P....       28,800         709
        Radian Group, Inc..................       29,700       1,450
        Simon Property Group, Inc..........       49,300       1,251
        (a)Wellsford Properties, Inc.......        5,250          56
                                                            --------
                                                              46,018
                                                            --------
    RESTAURANTS (0.6%)
        CKE Restaurants, Inc...............      240,100       3,902
        (a)Friendly Ice Cream Corp.........      152,700       1,221
                                                            --------
                                                               5,123
                                                            --------
    SERVICES (2.6%)
        (a)AC Nielsen Corp.................      136,500       4,129
        (a)Corinthian Colleges, Inc........       29,000         547

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    SERVICES (CONT.)
        (a)Innotrac Corp...................       48,600    $    984
        Luby's, Inc........................      190,300       2,855
        Ogden Corp.........................       26,800         722
        Olsten Corp........................      305,300       1,927
        (a)Snyder Communications, Inc......      180,700       5,918
        (a)Tetra Technologies, Inc.........      525,900       4,832
                                                            --------
                                                              21,914
                                                            --------
    TECHNOLOGY (2.6%)
        Adobe Systems, Inc.................       21,800       1,791
        (a)Barnesandnoble.com, Inc.........       57,300       1,031
        (a)Galileo International, Inc......      223,300      11,933
        Galileo Technology Ltd.............       36,300       1,645
        (a)Go2Net, Inc.....................       10,900       1,001
        (a)Veritas DGC, Inc................      135,500       2,481
        (a)Webtrends, Inc..................       42,200       1,947
                                                            --------
                                                              21,829
                                                            --------
    TRANSPORTATION (4.5%)
        Air Express International Corp.....      210,700       5,347
        Canadian National Railway Co.......       42,900       2,874
        CNF Transportation, Inc............       75,700       2,905
        (a)Gaylord Container Corp. 'A'.....    1,303,100      10,343
        (a)Jevic Transportation, Inc.......       15,000         208
        (a)Navistar International Corp.....       99,800       4,990
        SkyWest, Inc.......................       59,100       1,474
        Teekay Shipping Corp...............       70,400       1,241
        (a)U.S. Xpress Enterprises, Inc.
          'A'..............................       55,700         595
        Wabash National Corp...............      372,800       7,223
        Wisconsin Central Transportation
          Corp.............................       78,700       1,486
                                                            --------
                                                              38,686
                                                            --------
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    UTILITIES (1.6%)
        Allegheny Energy, Inc..............       84,100    $  2,697
        CalEnergy Co., Inc.................      207,400       7,181
        Eastern Entreprises................       15,500         616
        Montana Power Co...................       26,000       1,833
        Public Service Co. of New Mexico...       45,200         898
        SJW Corp...........................        5,300         422
                                                            --------
                                                              13,647
                                                            --------
TOTAL LONG-TERM INVESTMENTS (89.0%) (COST $674,747).....     756,346
                                                            --------
                                                     PAR
                                                   VALUE
                                                   (000)
                                               ---------
SHORT-TERM INVESTMENT (12.5%)
    REPURCHASE AGREEMENT (12.5%)
      Chase Securities, Inc., 4.55%, dated     $ 106,601
      6/30/99, due 7/1/99, to be repurchased
      at $106,614, collateralized by $111,955
      Federal National Mortgage Association,
      5.125%, due 2/13/04, valued at $109,546
      (COST $106,601)...................................     106,601
                                                            --------
TOTAL INVESTMENTS (101.5%) (COST $781,348)..............     862,947
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%)...........     (12,684)
                                                            --------
NET ASSETS (100%).......................................    $850,263
                                                            ========

---------------

(a)          --  Non-income producing security
ADR          --  American Depositary Receipt
REIT         --  Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                      (000)
---------------------------------------------------------------------------

ASSETS:
  Investments at Value (Cost $781,348) (including repurchase
    agreement of $106,601)..................................      $ 862,947
  Cash......................................................              7
  Receivable for:
    Investments Sold........................................         24,576
    Fund Shares Sold........................................          4,800
    Dividends...............................................            351
    Interest................................................             14
  Other.....................................................             27
                                                                  ---------
    Total Assets............................................        892,722
                                                                  ---------
LIABILITIES:
  Payable for:
    Investments Purchased...................................         37,629
    Fund Shares Redeemed....................................          3,038
    Distribution Fees.......................................            871
    Investment Advisory Fees................................            521
    Administrative Fees.....................................            154
    Transfer Agent Fees.....................................             93
    Shareholder Reporting Expenses..........................             64
    Professional Fees.......................................             40
    Custody Fees............................................             26
    Directors' Fees and Expenses............................             21
  Other.....................................................              2
                                                                  ---------
    Total Liabilities.......................................         42,459
                                                                  ---------
  NET ASSETS................................................      $ 850,263
                                                                  =========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $      36
  Paid in Capital in Excess of Par..........................        730,047
  Unrealized Appreciation on Investments....................         81,599
  Accumulated Net Realized Gain.............................         38,603
  Accumulated Net Investment Loss...........................            (22)
                                                                  ---------
NET ASSETS..................................................      $ 850,263
                                                                  =========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $343,003,465 and 14,545,320 Shares
    Outstanding)............................................      $   23.58
                                                                  =========
  Maximum Sales Charge......................................          5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100 / (100 - maximum sales charge)).............      $   25.02
                                                                  =========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $341,908,423 and 14,721,507 Shares
    Outstanding)*...........................................      $   23.23
                                                                  =========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $165,351,391 and 7,116,164 Shares
    Outstanding)*...........................................      $   23.24
                                                                  =========

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                      (000)
---------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $   6,513
  Interest..................................................          3,071
                                                                  ---------
   Total Income.............................................          9,584
                                                                  ---------
EXPENSES:
  Investment Advisory Fees..................................          5,367
  Distribution Fees (Attributed to Classes A, B, and C of
    $540, $2,840, and $1,313, respectively).................          4,693
  Administrative Fees.......................................          1,590
  Transfer Agent Fees.......................................            326
  Custodian Fees............................................            197
  Shareholder Reports.......................................            170
  Professional Fees.........................................             82
  Filing and Registration Fees..............................             67
  Directors' Fees and Expenses..............................             16
  Other.....................................................             17
                                                                  ---------
   Total Expenses...........................................         12,525
                                                                  ---------
   Net Investment Income/Loss...............................         (2,941)
                                                                  ---------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................         44,491
                                                                  ---------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................         16,746
                                                                  ---------
  End of the Period
    Investments.............................................         81,599
                                                                  ---------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................         64,853
                                                                  ---------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................        109,344
                                                                  ---------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 106,403
                                                                  =========

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     YEAR ENDED         YEAR ENDED
                                                                  JUNE 30, 1999      JUNE 30, 1998
                                                                          (000)              (000)
--------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $      (2,941)     $      (1,791)
  Net Realized Gain/Loss....................................             44,491             45,496
  Net Unrealized Appreciation/Depreciation..................             64,853              4,044
                                                                  -------------      -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................            106,403             47,749
                                                                  -------------      -------------
DISTRIBUTIONS:
  In Excess of Net Investment Income:
  Class A...................................................                 --               (122)
  Class B...................................................                 --                (29)
  Class C...................................................                 --                (25)
                                                                  -------------      -------------
                                                                             --               (176)
                                                                  -------------      -------------
  Net Realized Gain:
  Class A...................................................            (12,659)            (5,303)
  Class B...................................................            (17,437)            (5,203)
  Class C...................................................             (7,981)            (3,629)
                                                                  -------------      -------------
                                                                        (38,077)           (14,135)
                                                                  -------------      -------------
  Net Decrease in Net Assets Resulting from Distributions...            (38,077)           (14,311)
                                                                  -------------      -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................            344,367            558,778
  Distributions Reinvested..................................             31,597             12,507
  Redeemed..................................................           (211,364)           (69,473)
                                                                  -------------      -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................            164,600            501,812
                                                                  -------------      -------------
  Total Increase/Decrease in Net Assets.....................            232,926            535,250
NET ASSETS--Beginning of Period.............................            617,337             82,087
                                                                  -------------      -------------
NET ASSETS--End of Period (Including
  accumulated/distributions in excess of net investment
  income/loss of $(22) and $(6), respectively)..............      $     850,263      $     617,337
                                                                  =============      =============
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed.............................................              8,979              9,937
     Distributions Reinvested...............................                579                269
     Redeemed...............................................             (5,327)            (1,843)
                                                                  -------------      -------------
   Net Increase/Decrease in Class A Shares Outstanding......              4,231              8,363
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $     190,079      $     205,042
     Distributions Reinvested...............................             11,025              5,049
     Redeemed...............................................           (104,033)           (37,455)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $      97,071      $     172,636
                                                                  =============      =============
   Ending Paid in Capital...................................      $     295,061+     $     197,990
                                                                  =============      =============
   Class B:
   Shares:
     Subscribed.............................................              4,895             12,495
     Distributions Reinvested...............................                769                239
     Redeemed...............................................             (3,673)              (875)
                                                                  -------------      -------------
   Net Increase/Decrease in Class B Shares Outstanding......              1,991             11,859
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $      98,965      $     257,479
     Distributions Reinvested...............................             14,494              4,461
     Redeemed...............................................            (70,265)           (18,025)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $      43,194      $     243,915
                                                                  =============      =============
   Ending Paid in Capital...................................      $     301,083+     $     257,889
                                                                  =============      =============
   Class C:
   Shares:
     Subscribed.............................................              2,707              4,675
     Distributions Reinvested...............................                322                160
     Redeemed...............................................             (1,921)              (671)
                                                                  -------------      -------------
   Net Increase/Decrease in Class C Shares Outstanding......              1,108              4,164
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $      55,323      $      96,257
     Distributions Reinvested...............................              6,078              2,997
     Redeemed...............................................            (37,066)           (13,993)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $      24,335      $      85,261
                                                                  =============      =============
   Ending Paid in Capital...................................      $     134,054+     $     109,719
                                                                  =============      =============

---------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         CLASS A                                   CLASS B
                                    -------------------------------------------------   -----------------------------
                                                   YEAR ENDED JUNE 30,                       YEAR ENDED JUNE 30,
                                    -------------------------------------------------   -----------------------------
SELECTED PER SHARE DATA AND RATIOS     1999#      1998#      1997      1996      1995      1999#      1998#      1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...                         $ 21.339   $  17.59   $ 14.63   $ 12.89   $ 11.70   $ 21.196   $  17.59   $ 14.63
                                    --------   --------   -------   -------   -------   --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...        0.006      (0.02)     0.20      0.27      0.27     (0.142)     (0.17)     0.09
  Net Realized and Unrealized
    Gain/Loss...                       3.437       4.84      4.05      1.94      1.44      3.371       4.83      4.05
                                    --------   --------   -------   -------   -------   --------   --------   -------
  Total from Investment
    Operations...                      3.443       4.82      4.25      2.21      1.71      3.229       4.66      4.14
                                    --------   --------   -------   -------   -------   --------   --------   -------
DISTRIBUTIONS
  Net Investment Income...                --      (0.03)    (0.20)    (0.27)    (0.28)        --      (0.01)    (0.09)
  In Excess of Net Investment
    Income...                             --      (0.00)++   (0.00)++   (0.01)      --        --      (0.00)++   (0.00)++
  Net Realized Gain...                (1.200)     (1.04)    (1.09)    (0.19)    (0.24)    (1.200)     (1.04)    (1.09)
                                    --------   --------   -------   -------   -------   --------   --------   -------
  Total Distributions...              (1.200)     (1.07)    (1.29)    (0.47)    (0.52)    (1.200)     (1.05)    (1.18)
                                    --------   --------   -------   -------   -------   --------   --------   -------
NET ASSET VALUE, END OF PERIOD...   $ 23.582   $  21.34   $ 17.59   $ 14.63   $ 12.89   $ 23.225   $  21.20   $ 17.59
                                    ========   ========   =======   =======   =======   ========   ========   =======
TOTAL RETURN (1)...                    17.41%     28.26%    30.68%    17.41%    15.01%     16.50%     27.30%    29.77%
                                    ========   ========   =======   =======   =======   ========   ========   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)...                        $343,004   $220,100   $34,331   $19,674   $20,675   $341,908   $269,836   $15,331
Ratio of Expenses to Average Net
  Assets...                             1.49%      1.50%     1.50%     1.50%     1.50%      2.24%      2.25%     2.25%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets...                             0.03%     (0.09)%    1.25%     1.90%     2.29%     (0.72)%    (0.84)%    0.40%
Portfolio Turnover Rate...               283%       207%       73%       41%       23%       283%       207%       73%
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss...       $     --   $   0.02   $  0.04   $  0.04   $  0.05   $     --   $   0.02   $  0.06
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets...                             --       1.58%     1.76%     1.81%     1.96%        --       2.33%     2.48%
  Net Investment Income/Loss to
    Average Net Assets...                 --      (0.18)%    0.98%     1.59%     1.83%        --      (0.93)%    0.14%
---------------------------------------------------------------------------------------------------------------------

                                         CLASS B
                                    -----------------

                                      AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS   TO JUNE 30, 1996
----------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...                          $         13.37
                                     ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...                 0.15
  Net Realized and Unrealized
    Gain/Loss...                                1.46
                                     ---------------
  Total from Investment
    Operations...                               1.61
                                     ---------------
DISTRIBUTIONS
  Net Investment Income...                     (0.15)
  In Excess of Net Investment
    Income...                                  (0.01)
  Net Realized Gain...                         (0.19)
                                     ---------------
  Total Distributions...                       (0.35)
                                     ---------------
NET ASSET VALUE, END OF PERIOD...    $         14.63
                                     ===============
TOTAL RETURN (1)...                            12.29%*
                                     ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)...                         $         2,485
Ratio of Expenses to Average Net
  Assets...                                     2.25%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets...                                     1.18%
Portfolio Turnover Rate...                        41%*
-------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss...        $          0.04
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets...                                   2.61%
  Net Investment Income/Loss to
    Average Net Assets...                       0.82%
------------------------------------------------------------------------------------------------------------

                                                                                             CLASS C
                                                                  -------------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                                                  -------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                   1999#         1998#         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 21.205      $  17.59      $ 14.64      $ 12.89      $ 11.69
                                                                  --------      --------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................        (0.142)        (0.17)        0.08         0.16         0.17
  Net Realized and Unrealized Gain/Loss.....................         3.373          4.83         4.05         1.94         1.44
                                                                  --------      --------      -------      -------      -------
  Total from Investment Operations..........................         3.231          4.66         4.13         2.10         1.61
                                                                  --------      --------      -------      -------      -------
DISTRIBUTIONS
  Net Investment Income.....................................            --         (0.01)       (0.09)       (0.15)       (0.17)
  In Excess of Net Investment Income........................            --         (0.00)++     (0.00)++     (0.01)          --
  Net Realized Gain.........................................        (1.200)        (1.04)       (1.09)       (0.19)       (0.24)
                                                                  --------      --------      -------      -------      -------
  Total Distributions.......................................        (1.200)        (1.05)       (1.18)       (0.35)       (0.41)
                                                                  --------      --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD..............................      $ 23.236      $  21.20      $ 17.59      $ 14.64      $ 12.89
                                                                  ========      ========      =======      =======      =======
TOTAL RETURN (1)............................................         16.55%        27.28%       29.67%       16.50%       14.13%
                                                                  ========      ========      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................      $165,351      $127,401      $32,425      $21,193      $13,867
Ratio of Expenses to Average Net Assets.....................          2.24%         2.25%        2.25%        2.25%        2.25%
Ratio of Net Investment Income/Loss to Average Net Assets...         (0.72)%       (0.84)%       0.49%        1.17%        1.54%
Portfolio Turnover Rate.....................................           283%          207%          73%          41%          23%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........      $     --      $   0.02      $  0.04      $  0.04      $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................            --          2.33%        2.47%        2.58%        2.71%
  Net Investment Income/Loss to Average Net Assets..........            --         (0.92)%       0.22%        0.84%        1.08%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                ----------------------
YEAR OF REDEMPTION                              CLASS B       CLASS C
------------------                              --------      --------
First.....................................       5.00%        1.00%
Second....................................       4.00%         None
Third.....................................       3.00%         None
Fourth....................................       2.50%         None
Fifth.....................................       1.50%         None
Thereafter................................        None         None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $599,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                      NET
                                 APPRECIATION/
  COST     APPREC.    DEPREC.    DEPRECIATION
 (000)      (000)      (000)         (000)
--------   --------   --------   -------------
$783,848   $105,035   $(25,936)     $79,099

5. Distribution of Income and Gains: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital. For the year ended June 30, 1999, approximately $2,810,000 has been reclassified from accumulated net realized gain/loss and approximately $115,000 has been reclassified from paid in capital, totaling approximately $2,925,000 posted to accumulated net investment income/loss.

                         VAN KAMPEN AMERICAN VALUE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                   CLASS B
                  CLASS A        AND CLASS C
               MAX. OPERATING   MAX. OPERATING
ADVISORY FEE   EXPENSE RATIO    EXPENSE RATIO
------------   --------------   --------------
   0.85%            1.50%            2.25%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $31,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $1,637,168 for Class A shares and deferred sales charges of $11,295, $1,191,362, and $79,195 for Class A shares, Class B shares, and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $1,731,740,000 and sales of approximately $1,633,241,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                          VAN KAMPEN ASIAN GROWTH FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Asian Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Asian Growth Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                          VAN KAMPEN ASIAN GROWTH FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------

COMMON STOCKS (91.5%)
  HONG KONG (30.1%)
      Asia Satellite Telecommunications
        Holdings Ltd......................       127,000    $    299
      Axa China Region Ltd................       904,700         723
      Cathay Pacific Airways Ltd..........       920,000       1,411
      Cheung Kong Holdings Ltd............       733,000       6,519
      China Telecom Ltd...................       458,000       1,272
      Citic Pacific Ltd...................       396,400       1,265
      CLP Holdings Ltd....................       260,200       1,264
      Cosco Pacific Ltd...................       776,200         645
      Dao Heng Bank Group Ltd.............       384,900       1,726
      Hengan International Group Co.,
        Ltd...............................     1,220,000         617
      Hong Kong & China Gas Co., Ltd......        15,590          23
      Hong Kong Telecommunications Ltd....     2,432,900       6,319
      Hutchison Whampoa Ltd...............     1,186,300      10,742
      Johnson Electric Holdings Ltd.......       118,000         487
      Kerry Properties Ltd................       341,000         451
      Li & Fung Ltd.......................       735,000       1,762
      New World Development Co., Ltd......       536,000       1,606
      New World Infrastructure Ltd........       281,550         530
      (a)Shandong International Power
        Development Co., Ltd..............     1,626,000         367
      SmarTone Telecommunications Holdings
        Ltd...............................       572,900       2,038
      Sun Hung Kai Properties Ltd.........       766,000       6,985
      Swire Pacific Ltd. 'A'..............       408,000       2,019
      Television Broadcasts Ltd...........       505,000       2,369
      Yanzhou Coal Mining Co., Ltd. 'H'...     1,052,000         377
                                                            --------
                                                              51,816
                                                            --------
  INDIA (1.4%)
      Castrol Ltd.........................           100           1
      Digital Equipment Ltd...............        32,000         315
      Hero Honda Motors Ltd...............         1,477          37
      ICICI Ltd...........................       550,000         931
      NIIT Ltd............................         5,350         251
      Reckitt & Coleman of India Ltd......           550           6
      SmithKline Beecham Consumer
        Healthcare Ltd....................            50           1
      Software Solution Integrated Ltd....        25,000         249
      Tata Infotech Ltd...................        24,363         597
                                                            --------
                                                               2,388
                                                            --------
  INDONESIA (2.2%)
      PT Gudang Garam Tbk (Foreign).......       570,500       1,549
      PT Semen Gresik Tbk.................       270,500         589
      PT Telekomunikasi Indonesia ADR.....       113,184       1,408
      Unilever Indonesia Tbk (Foreign)....        34,200         199
                                                            --------
                                                               3,745
                                                            --------
  KOREA (20.1%)
      Daewoo Securities, Co...............        33,290         647
      Good Morning Securities Co., Ltd....        67,740         418
      Hana Bank...........................        51,740         760
      Hankuk Glass Industry Co., Ltd......        16,740         448
      Housing & Commercial Bank...........        57,530       1,814
      Kookmin Bank........................        33,060         671
      (a)Kookmin Bank GDR.................        13,600         277
      Koram Bank..........................        59,960         751
      Korea Chemical Co., Ltd.............         8,860         796
      Korea Electric Power Corp...........        22,340         928
      Korea Electric Power Corp. ADR......       239,490       4,910
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
      Korea Exchange Bank.................       138,110    $    776
      (b)Korea Telecom Corp...............        20,220       1,342
      (a)Korea Telecom Corp. ADR..........        97,900       3,916
      LG Chemical Ltd.....................        17,390         473
      LG Electronics......................        37,810       1,045
      Pohang Iron & Steel Co., Ltd. ADR...        44,900       1,510
      (b)Pohang Iron & Steel Co., Ltd.
        (Foreign).........................        17,579       2,164
      Samsung Electro-Mechanics Co........        36,152       1,249
      Samsung Electronics Co. (Foreign)...        49,376       5,418
      Samsung Fire & Marine Insurance.....         2,642       1,860
      (b)SK Telecom Co., Ltd..............           604         829
      SK Telecom Co., Ltd. ADR............        39,920         679
      SK Corp.............................        35,799       1,030
                                                            --------
                                                              34,711
                                                            --------
  MALAYSIA (5.4%)
      Carlsberg Brewery Malaysia Bhd......       542,000       1,541
      Commerce Asset-Holding Bhd..........       199,000         492
      Malayan Banking Bhd.................       445,400       1,336
      Nestle Bhd..........................       262,000       1,034
      Public Bank Bhd.....................       643,000         489
      Rothmans of Pall Mall Bhd...........       318,000       2,406
      Telekom Malaysia Bhd................       563,000       2,104
                                                            --------
                                                               9,402
                                                            --------
  PHILIPPINES (2.1%)
      (a)La Tondena Distillers, Inc.......       452,850         537
      Manila Electric Co. 'B'.............       149,230         538
      Philippine Long Distance Telephone
        Co. 'B' ADR.......................        18,090         553
      (a)Philippine National Bank.........       150,680         409
      San Miguel Corp. 'B'................       509,905       1,114
      SM Prime Holdings, Inc. 'B'.........     1,891,680         428
                                                            --------
                                                               3,579
                                                            --------
  SINGAPORE (9.9%)
      (a)Asia Pulp & Paper Co., Ltd.
        ADR...............................        40,500         390
      City Developments Ltd...............       203,000       1,300
      Gul Technologies....................       333,000         317
      NatSteel Electronics Ltd............       378,000       1,654
      Oversea-Chinese Banking Corp., Ltd.
        (Foreign).........................       204,000       1,702
      Overseas Union Bank Ltd.
        (Foreign).........................       155,000         747
      Parkway Holdings Ltd................       210,000         518
      Rothmans Industries Ltd.............        49,000         412
      Sembcorp Logistics Ltd..............       220,900         869
      (a)Singapore Airlines Ltd...........     3,184,000       2,843
      Singapore Press Holdings Ltd........       144,200       2,456
      Singapore Technology Engineering
        Ltd...............................       553,000         627
      United Overseas Bank Ltd.
        (Foreign).........................       187,000       1,307
      Venture Manufacturing Ltd...........       256,800       1,976
                                                            --------
                                                              17,118
                                                            --------
  TAIWAN (17.1%)
      (a)Advanced Semiconductor
        Engineering, Inc..................       210,000         709
      (a)Asia Cement Corp.................       360,000         323
      Asustek Computer, Inc...............       268,396       3,025
      Bank Sinopac........................       910,000         634
      Cathay Life Insurance Co., Ltd......       226,000         812
      China Steel Corp....................     1,170,100         884
      China Steel Corp. GDR...............        21,105         327
      (a)Chinatrust Business Bank.........       654,000         786

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
      Compal Electronics, Inc.............       339,218    $  1,334
      (a)Compeq Manufacturing Co., Ltd....        62,700         355
      (a)CTCI Corp........................       284,000         337
      (a)E. Sun Commercial Bank...........       853,000         475
      (a)Evergreen Marine Corp............       255,000         319
      (a)Far Eastern International Bank...       860,000         315
      (a)Far Eastern Textile Ltd..........     1,117,343       1,660
      First Commercial Bank...............       167,000         318
      Formosa Chemicals & Fibre Corp......       404,000         493
      (a)Hon Hai Precision Industry.......       338,400       3,059
      Hua Nan Commercial Bank.............       158,000         313
      International Commercial Bank of
        China.............................       714,000         924
      Nan Ya Plastic Corp.................       713,000       1,181
      (a)President Chain Store Corp.......       199,000         675
      Quanta Computer Inc.................        57,120         684
      Siliconware Precision Industries
        Co................................       327,696         624
      (a)Taishin International Bank.......     1,178,000         875
      (a)Taiwan Semiconductor Co..........     1,565,935       5,987
      (a)United Micro Electronics Corp.,
        Ltd...............................       591,650       1,273
      United World Chinese Commercial
        Bank..............................       302,000         467
      Yang Ming Marine Transport..........       481,000         313
                                                            --------
                                                              29,481
                                                            --------
  THAILAND (3.2%)
      Advanced Information Services Public
        Co., Ltd. (Foreign)...............        99,800       1,353
      BEC World Public Co., Ltd.
        (Foreign).........................       151,100         942
      Delta Electronics Public Co., Ltd.
        (Foreign).........................        78,855         663
      (b)Golden Land Property Development
        Public Co., Ltd...................       745,000         439
      Shin Corp. Public Co., Ltd.
        (Foreign).........................        40,300         188
      Siam Cement Public Co., Ltd.
        (Foreign).........................        22,900         695
      Siam City Cement Public Co., Ltd.
        (Foreign).........................       162,733         671
      Thai Farmer's Bank Public Co., Ltd.
        (Foreign).........................       189,300         585
                                                            --------
                                                               5,536
                                                            --------
TOTAL COMMON STOCKS.....................................     157,776
                                                            --------
PREFERRED STOCK (0.1%)
  THAILAND (0.1%)
      (a)Siam Commercial Bank Public Co.,
        Ltd. 5.25% (Foreign)..............       114,300         163
                                                            --------
                                                NO. OF
                                                RIGHTS
                                              ----------
RIGHT (0.0%)
  KOREA (0.0%)
      (a,b)SK Telecom Co., Ltd., expiring
        7/27/99...........................           604          76
                                                            --------
                                                NO. OF
                                               WARRANTS
                                              ----------
WARRANTS (1.2%)
  HONG KONG (0.3%)
      (a)Credit Lyonnais HSBC Holdings,
        expiring 10/13/99.................       919,000         462
                                                            --------

                                                  NO. OF       VALUE
                                                WARRANTS       (000)
--------------------------------------------------------------------

  PHILIPPINES (0.2%)
      (a)Jollibee Food, expiring
        3/24/03...........................       536,000    $    275
                                                            --------
  SINGAPORE (0.3%)
      (a)Oversea-Chinese Banking Corp.,
        expiring 3/28/02..................       708,000         528
                                                            --------
  THAILAND (0.4%)
      (a)Siam Commercial Bank Public Co.,
        Ltd., expiring 5/10/02............     1,066,300         686
                                                            --------
  TOTAL WARRANTS........................................       1,951
                                                            --------
                                                 PAR
                                                VALUE
                                                (000)
                                              ----------
CONVERTIBLE DEBENTURE (0.7%)
  SINGAPORE (0.7%)
      Finlayson Global Corp. 0.00%,
        2/19/04...........................        $  780       1,178
                                                            --------
TOTAL LONG-TERM INVESTMENTS (93.5%) (COST $115,649).....     161,144
                                                            --------
SHORT-TERM INVESTMENT (7.5%)
  REPURCHASE AGREEMENT (7.5%)
      Chase Securities, Inc., 4.55%, dated        12,988
        6/30/99, due 7/1/99, to be repurchased
        at $12,990 collateralized by $13,640
        Federal National Mortgage
        Association, 5.125%, due 2/13/04,
        valued at $13,347 (COST $12,988)................      12,988
                                                            --------
TOTAL INVESTMENTS IN SECURITIES (101.0%) (COST
$128,637)...............................................     174,132
                                                            --------
FOREIGN CURRENCY (0.7%) (COST $1,318)...................       1,310
                                                            --------
TOTAL INVESTMENTS (101.7%) (COST $129,955)..............     175,442
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.7%)...........      (3,023)
                                                            --------
NET ASSETS (100%).......................................    $172,419
                                                            ========

---------------

(a)  --        Non-income producing security
(b)  --        Security valued at fair value -- see note A-1 to
               financial statements.
ADR  --        American Depositary Receipt
GDR  --        Global Depositary Receipt

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                             VALUE     PERCENT OF
INDUSTRY                     (000)     NET ASSETS
--------                    --------   ----------
Finance...................  $ 44,637     25.9%
Services..................    37,762     21.9
Capital Equipment.........    26,971     15.6
Consumer Goods............    17,049      9.9
Multi-Industry............    14,345      8.3
Materials.................    12,350      7.2
Energy....................     8,030      4.7
                            --------     ----
                            $161,144     93.5%
                            ========     ====

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                      (000)
---------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $128,637).......      $ 174,132
  Foreign Currency (Cost $1,318)............................          1,310
  Receivable for:
    Fund Shares Sold........................................          2,168
    Dividends...............................................            468
    Investments Sold........................................            327
    Foreign Withholding Tax Reclaim.........................             41
    Interest Receivable.....................................              2
  Other.....................................................             38
                                                                  ---------
      Total Assets..........................................        178,486
                                                                  ---------
LIABILITIES:
  Payable for:
    Investments Purchased...................................          3,488
    Fund Shares Redeemed....................................            796
    Deferred Country Tax....................................            670
    Bank Overdraft..........................................            552
    Custody Fees............................................            157
    Distribution Fees.......................................            155
    Investment Advisory Fees................................             99
    Shareholder Reporting Expenses..........................             35
    Professional Fees.......................................             35
    Administrative Fees.....................................             32
    Transfer Agent Fees.....................................             32
    Directors' Fees and Expenses............................             14
  Other.....................................................              2
                                                                  ---------
      Total Liabilities.....................................          6,067
                                                                  ---------
NET ASSETS..................................................      $ 172,419
                                                                  =========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $      15
  Paid in Capital in Excess of Par..........................        254,175
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations*..................................         44,850
  Accumulated Net Investment Loss...........................            (25)
  Accumulated Net Realized Loss.............................       (126,596)
                                                                  ---------
NET ASSETS..................................................      $ 172,419
                                                                  =========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $88,808,301 and 7,733,211 Shares
    Outstanding)............................................      $   11.48
                                                                  =========
  Maximum Sales Charge......................................          5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge))..............      $   12.18
                                                                  =========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $42,905,212 and 3,897,898 Shares
    Outstanding)**..........................................      $   11.01
                                                                  =========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $40,705,672 and 3,709,699 Shares
    Outstanding)**..........................................      $   10.97
                                                                  =========

---------------

  *  Net of accrual for deferred country tax of approximately
     U.S. $632,000.
 ** Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $  2,517
  Interest..................................................           163
  Less Foreign Taxes Withheld...............................          (195)
                                                                  --------
   Total Income.............................................         2,485
                                                                  --------
EXPENSES:
  Investment Advisory Fees..................................         1,108
  Distribution Fees (Attributed to Classes A, B, and C of
    $130, $291, and $295, respectively).....................           716
  Administrative Fees.......................................           287
  Custodian Fees............................................           250
  Shareholder Reports.......................................            83
  Transfer Agent Fees.......................................            82
  Professional Fees.........................................            39
  Filing & Registration Fees................................            36
  Interest Expense..........................................            36
  Country Tax Expense.......................................            28
  Directors' Fees and Expenses..............................            13
  Other.....................................................            17
                                                                  --------
   Total Expenses...........................................         2,695
   Less Expense Reductions..................................           (85)
                                                                  --------
   Net Expenses.............................................         2,610
                                                                  --------
Net Investment Income/Loss..................................          (125)
                                                                  --------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................           280
  Foreign Currency Transactions.............................          (285)
                                                                  --------
    Net Realized Gain/Loss..................................            (5)
                                                                  --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................       (23,483)
                                                                  --------
  End of the Period:
    Investments.............................................        45,495
    Foreign Currency Translations...........................          (645)
                                                                  --------
                                                                    44,850
                                                                  --------
Net Unrealized Appreciation/Depreciation During the
Period......................................................        68,333
                                                                  --------
Net Realized Gain/Loss and Net Unrealized
Appreciation/Depreciation...................................        68,328
                                                                  --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS..................................................      $ 68,203
                                                                  ========

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         YEAR ENDED          YEAR ENDED
                                                                      JUNE 30, 1999       JUNE 30, 1998
                                                                              (000)               (000)
-------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $            (125)     $      (1,379)
  Net Realized Gain/Loss....................................                     (5)          (117,195)
  Net Unrealized Appreciation/Depreciation..................                 68,333            (58,612)
                                                                  -----------------      -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................                 68,203           (177,186)
                                                                  -----------------      -------------
DISTRIBUTIONS:
  In Excess of Net Realized Gain:
  Class A...................................................                     --               (135)
  Class B...................................................                     --                (60)
  Class C...................................................                     --                (84)
                                                                  -----------------      -------------
  Net Decrease in Net Assets Resulting from Distributions...                     --               (279)
                                                                  -----------------      -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................                 84,305            114,898
  Distributions Reinvested..................................                     --                258
  Redeemed..................................................                (82,166)          (188,300)
                                                                  -----------------      -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................                  2,139            (73,144)
                                                                  -----------------      -------------
  Total Increase/Decrease in Net Assets.....................                 70,342           (250,609)
NET ASSETS--Beginning of Period.............................                102,077            352,686
                                                                  -----------------      -------------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(25) and $(1,200), respectively)......      $         172,419      $     102,077
                                                                  =================      =============
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
    --------
Shares:
  Subscribed................................................                  8,906              9,205
  Distributions Reinvested..................................                     --                 15
  Redeemed..................................................                 (8,391)           (12,556)
                                                                  -----------------      -------------
Net Increase/Decrease in Class A Shares Outstanding.........                    515             (3,336)
                                                                  =================      =============
Dollars:
  Subscribed................................................      $          70,587      $      80,960
  Distributions Reinvested..................................                     --                125
  Redeemed..................................................                (61,673)          (123,834)
                                                                  -----------------      -------------
Net Increase/Decrease.......................................      $           8,914      $     (42,749)
                                                                  =================      =============
Ending Paid in Capital......................................      $         121,936+     $     113,022
                                                                  =================      =============
Class B:
-------
Shares:
  Subscribed................................................                    944              2,181
  Distributions Reinvested..................................                     --                  7
  Redeemed..................................................                 (1,189)            (1,929)
                                                                  -----------------      -------------
Net Increase/Decrease in Class B Shares Outstanding.........                   (245)               259
                                                                  =================      =============
Dollars:
  Subscribed................................................      $           7,734      $      19,723
  Distributions Reinvested..................................                     --                 55
  Redeemed..................................................                 (8,813)           (19,925)
                                                                  -----------------      -------------
Net Increase/Decrease.......................................      $          (1,079)     $        (147)
                                                                  =================      =============
Ending Paid in Capital......................................      $          62,911+     $      63,990
                                                                  =================      =============
Class C:
-------
Shares:
  Subscribed................................................                    807              1,702
  Distributions Reinvested..................................                     --                 10
  Redeemed..................................................                 (1,680)            (4,222)
                                                                  -----------------      -------------
Net Increase/Decrease in Class C Shares Outstanding.........                   (873)            (2,510)
                                                                  =================      =============
Dollars:
  Subscribed................................................      $           5,984      $      14,215
  Distributions Reinvested..................................                     --                 78
  Redeemed..................................................                (11,680)           (44,541)
                                                                  -----------------      -------------
Net Increase/Decrease.......................................      $          (5,696)     $     (30,248)
                                                                  =================      =============
Ending Paid in Capital......................................      $          70,942+     $      76,638
                                                                  =================      =============

---------------
+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                        CLASS A
                                                 -----------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                                 -----------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                 1999#        1998#       1997       1996       1995
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $ 6.529      $ 16.62   $  17.15   $  16.42   $  15.50
                                                 -------      -------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...................    0.022        (0.04)     (0.06)     (0.04)        --
  Net Realized and Unrealized Gain/Loss........    4.933       (10.03)     (0.14)      0.77       1.43
                                                 -------      -------   --------   --------   --------
  Total From Investment Operations.............    4.955       (10.07)     (0.20)      0.73       1.43
                                                 -------      -------   --------   --------   --------
DISTRIBUTIONS
  Net Realized Gain............................       --           --         --         --      (0.49)
  In Excess of Net Realized Gain...............       --        (0.02)     (0.33)        --      (0.02)
                                                 -------      -------   --------   --------   --------
  Total Distributions..........................       --        (0.02)     (0.33)        --      (0.51)
                                                 -------      -------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.................  $11.484      $  6.53   $  16.62   $  17.15   $  16.42
                                                 =======      =======   ========   ========   ========
TOTAL RETURN (1)...............................    75.69%      (60.57)%    (1.10)%     4.45%      9.50%
                                                 =======      =======   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..............  $88,808      $47,128   $175,440   $248,009   $178,667
Ratio of Expenses to Average Net Assets........     1.95%        1.90%      1.84%      1.88%      1.90%
Ratio of Net Investment Income/Loss to Average
  Net Assets...................................     0.28%       (0.39)%    (0.31)%    (0.16)%     0.04%
Portfolio Turnover Rate........................      138%         130%        74%        38%        34%
------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
    Income/Loss................................  $  0.01      $  0.01   $     --   $     --   $     --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...............     2.03%        2.21%        --         --         --
  Net Investment Income/Loss to Average Net
    Assets.....................................     0.20%       (0.53)%       --         --         --
Ratio of Net Expenses to Average Net Assets
  excluding country tax expense and interest
  expense......................................     1.90%        1.90%        --         --         --
------------------------------------------------------------------------------------------------------

                                                                     CLASS B
                                                 -----------------------------------------------
                                                     YEAR ENDED JUNE 30,
                                                 ---------------------------     AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS                 1999#     1998#      1997    TO JUNE 30, 1996
-----------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $ 6.306   $ 16.17   $ 16.81    $         16.51
                                                 -------   -------   -------    ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...................   (0.033)    (0.10)    (0.16)             (0.03)
  Net Realized and Unrealized Gain/Loss........    4.734     (9.74)    (0.15)              0.33
                                                 -------   -------   -------    ---------------
  Total From Investment Operations.............    4.701     (9.84)    (0.31)              0.30
                                                 -------   -------   -------    ---------------
DISTRIBUTIONS
  Net Realized Gain............................       --        --     (0.33)                --
  In Excess of Net Realized Gain...............       --     (0.02)       --                 --
                                                 -------   -------   -------    ---------------
  Total Distributions..........................       --     (0.02)    (0.33)                --
                                                 -------   -------   -------    ---------------
NET ASSET VALUE, END OF PERIOD.................  $11.007   $  6.31   $ 16.17    $         16.81
                                                 =======   =======   =======    ===============
TOTAL RETURN (1)...............................    74.48%   (60.89)%   (1.79)%             1.82%*
                                                 =======   =======   =======    ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..............  $42,905   $26,126   $62,786    $        52,853
Ratio of Expenses to Average Net Assets........     2.70%     2.65%     2.59%              2.61%
Ratio of Net Investment Income/Loss to Average
  Net Assets...................................    (0.44)%   (1.01)%   (1.04)%            (0.52)%
Portfolio Turnover Rate........................      138%      130%       74%                38%*
------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
    Income/Loss................................  $  0.01   $  0.02   $    --    $            --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...............     2.78%     2.96%       --                 --
  Net Investment Income/Loss to Average Net
    Assets.....................................    (0.52)%   (1.15)%      --                 --
Ratio of Net Expenses to Average Net Assets
  excluding country tax expense and interest
  expense......................................     2.65%     2.65%       --                 --
------------------------------------------------------------------------------------------------------   ---------------------------
--------------------

                                                                                             CLASS C
                                                                  --------------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                                                  --------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                  1999#        1998#          1997          1996          1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 6.290      $ 16.14      $  16.78      $  16.19      $  15.40
                                                                  -------      -------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................       (0.035)       (0.12)        (0.21)        (0.13)        (0.12)
  Net Realized and Unrealized Gain/Loss.....................        4.718        (9.71)        (0.10)         0.72          1.42
                                                                  -------      -------      --------      --------      --------
  Total From Investment Operations..........................        4.683        (9.83)        (0.31)         0.59          1.30
                                                                  -------      -------      --------      --------      --------
DISTRIBUTIONS
  Net Realized Gain.........................................           --           --            --            --         (0.49)
  In Excess of Net Realized Gain............................           --        (0.02)        (0.33)           --         (0.02)
                                                                  -------      -------      --------      --------      --------
  Total Distributions.......................................           --        (0.02)        (0.33)           --         (0.51)
                                                                  -------      -------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD..............................      $10.973      $  6.29      $  16.14      $  16.78      $  16.19
                                                                  =======      =======      ========      ========      ========
TOTAL RETURN (1)............................................        74.13%      (60.88)%       (1.79)%        3.64%         8.71%
                                                                  =======      =======      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................      $40,706      $28,823      $114,460      $168,070      $139,497
Ratio of Expenses to Average Net Assets.....................         2.70%        2.65%         2.59%         2.63%         2.63%
Ratio of Net Investment Income/Loss to Average Net Assets...        (0.48)%      (1.17)%       (1.06)%       (0.94)%       (0.77)%
Portfolio Turnover Rate.....................................          138%         130%           74%           38%           34%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........      $  0.01      $  0.01      $     --      $     --      $     --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................         2.78%        2.96%           --            --            --
  Net Investment Income/Loss to Average Net Assets..........        (0.56)%      (1.31)%          --            --            --
Ratio of Net Expenses to Average Net Assets excluding
  country tax expense and interest expense..................         2.65%        2.65%           --            --            --

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Asian Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                ----------------------
YEAR OF REDEMPTION                               CLASS B       CLASS C
------------------                              --------      --------
First.....................................       5.00%         1.00%
Second....................................       4.00%         None
Third.....................................       3.00%         None
Fourth....................................       2.50%         None
Fifth.....................................       1.50%         None
Thereafter................................       None          None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from

                          VAN KAMPEN ASIAN GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, the Fund had available capital loss carryforwards to offset future net capital gains, to the extent provided by U.S. Federal income tax regulations, of approximately $53,293,000 and $69,761,000 which will expire on June 30, 2006 and June 30, 2007, respectively.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999, the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $999,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                   NET
                                              APPRECIATION/
        COST            APPREC.    DEPREC.    DEPRECIATION
        (000)            (000)      (000)         (000)
---------------------   -------    -------    -------------
      $131,179          $45,500    $(2,547)      $42,953

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, and foreign taxes on net realized gains.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999 approximately $1,599,000 has been reclassified from paid in capital in excess of par with approximately $1,300,000 posted to accumulated net investment loss and approximately $299,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                            CLASS B
                           CLASS A        AND CLASS C
                        MAX. OPERATING   MAX. OPERATING
    ADVISORY FEE        EXPENSE RATIO    EXPENSE RATIO
    ------------        --------------   --------------
  1.00%                      1.90%            2.65%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $3,000 representing legal services

                          VAN KAMPEN ASIAN GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $180,695 for Class A shares and deferred sales charges of $4,722, $184,325, and $27,849 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $48,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $54,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $149,702,000 and sales of approximately $149,321,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                        VAN KAMPEN EMERGING MARKETS FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                        VAN KAMPEN EMERGING MARKETS FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------

COMMON STOCKS (90.4%)
  ARGENTINA (0.7%)
    Telecom Argentina ADR................         28,526    $    763
    Telefonica de Argentina ADR..........          3,248         102
                                                            --------
                                                                 865
                                                            --------
  BRAZIL (4.4%)
    CEMIG ADR............................         19,217         408
    Coteminas............................      1,384,100          70
    (b,c)Coteminas ADR...................         12,645          32
    (a)CRT...............................      3,828,145         519
    CVRD ADR.............................         31,619         628
    Eletrobras ADR.......................         24,520         247
    Eletrobras S.A.......................      2,328,560          44
    Embratel Participacoes ADR...........         21,814         303
    (a)Lojas Arupau ADR..................         14,225          --
    Pao de Acucar........................      4,660,000          87
    Pao de Acucar ADR....................          3,367          63
    Petrobras ADR........................          4,950          76
    Tele Celular Sul ADR.................          2,790          61
    Tele Centro Oeste Sul................      2,311,729           2
    Tele Centro Sul......................          3,818         212
    Tele Nordeste Celular ADR............          1,095          30
    Tele Norte Leste.....................         12,849         239
    Telemig Celular ADR..................          1,365          34
    Telesp Celular ADR...................         18,207         487
    Telesp...............................          7,480         171
    TeleSudeste Celular..................          3,523         102
    Unibanco GDR.........................         62,551       1,505
    USIMINAS ADR (Registered Shares).....          6,605          22
                                                            --------
                                                               5,342
                                                            --------
  CHILE (0.6%)
    CCU ADR..............................          7,506         215
    ENDESA ADR...........................         12,984         157
    Enersis ADR..........................         13,863         317
    (a)Santa Isabel ADR..................          5,015          51
                                                            --------
                                                                 740
                                                            --------
  CHINA (0.7%)
    Huaneng Power International, Inc.
      ADR................................         14,095         241
    Yanzhou Coal Mining Co. ADR..........         18,228         324
    Zhenhai Refining & Chemical Co.
      `H'................................      1,117,000         338
                                                            --------
                                                                 903
                                                            --------
  CZECH REPUBLIC (0.6%)
    SPT Telecom a.s......................         37,872         611
    SPT Telecom a.s. GDR.................         10,260         166
                                                            --------
                                                                 777
                                                            --------
  EGYPT (0.6%)
    (a)Al-Ahram Beverages Co. S.A.E.
      GDR................................          5,988         170
    Eastern Tobacco......................          7,721         188
    Egypt Gas Co.........................          2,900         119
    Egyptian Co. for Mobile Services.....         10,098         228
    Industrial & Engineering.............          4,975          39
                                                            --------
                                                                 744
                                                            --------
  GREECE (2.0%)
    Commercial Bank of Greece S.A........            613          44
    OTE S.A..............................         60,701       1,303
    OTE S.A. ADR.........................         98,506       1,089
                                                            --------
                                                               2,436
                                                            --------
  HUNGARY (0.8%)
    Matav Rt.............................         19,822         107
    Matav Rt. ADR........................         11,640         320
    Matav Rt. ADR........................          9,549         263
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    MOL Magyar Olaj-es Gazipari Rt. GDR..          3,796    $     91
    OPT Bank Rt..........................          5,985         250
                                                            --------
                                                               1,031
                                                            --------
  INDIA (8.4%)
    Bharat Heavy Electricals Ltd.........        155,500         881
    Container Corp. of India Ltd.........        109,500         459
    Gujarat Ambuja Cements Ltd...........         23,500         173
    Hero Honda Motors Ltd................         41,305       1,028
    Hindustan Lever Ltd..................         17,100         938
    Housing Development Finance Corp.,
      Ltd................................          7,644         391
    Infosys Technologies Ltd.............         22,300       1,863
    ITC Limited..........................          9,000         206
    ITC Limited..........................         20,100         507
    Larson & Tourbo Ltd. `A'.............         68,700         453
    Mahanagar Telephone Nigam Ltd........         53,000         220
    Mahanagar Telephone Nigam Ltd........         40,000         171
    MRF Ltd..............................          5,000         220
    NIIT Ltd.............................         12,000         562
    Satyam Computer Services Ltd.........         28,000         818
    (a)State Bank of India...............        102,100         558
    Tata Engineering & Locomotive Co.,
      Ltd................................         49,500         235
    Videsh Sanchar Nigam Ltd. GDR........          8,900         114
    (a)Zee Telefilms Ltd.................         18,000         603
                                                            --------
                                                              10,400
                                                            --------
  INDONESIA (3.4%)
    PT Gudang Garam Tbk (Foreign)........        563,925       1,532
    PT Indah Kiat Pulp & Paper Corp.
      (Foreign)..........................      1,260,080         586
    PT Semen Gresik Tbk..................        224,700         489
    PT Telekomunikasi Indonesia ADR......        129,384       1,609
                                                            --------
                                                               4,216
                                                            --------
  ISRAEL (2.9%)
    (a)Amdocs Ltd........................         22,700         516
    (a)BackWeb Technologies Ltd..........          2,280          62
    Bank Hapoalim Ltd....................         96,700         248
    Bank Leumi Le-Israel Ltd.............        124,800         236
    (a)Comverse Technology, Inc..........          2,907         220
    ECI Telecommunications Ltd...........         16,214         538
    Elbit Systems Ltd....................              1          --
    (a)Gilat Satellite Networks Ltd......         10,332         543
    Koor Industries Ltd..................          3,056         353
    (a)NICE-Systems Ltd..................          2,319          63
    (a)NICE-Systems Ltd. ADR.............          6,220         171
    (a)Orbotech Ltd......................          5,256         274
    Teva Pharmaceutical Industries Ltd.
      ADR................................          6,615         324
                                                            --------
                                                               3,548
                                                            --------
  KOREA (16.6%)
    Daewoo Securities, Co................         19,040         370
    Good Morning Securities Co., Ltd.....         74,860         462
    Hana Bank............................         34,640         509
    Hankuk Glass Industry Co., Ltd.......          9,660         259
    Housing & Commercial Bank............         39,250       1,238
    Kookmin Bank.........................         68,800       1,397
    Kookmin Bank GDR.....................          1,708          35
    Koram Bank...........................         34,740         435
    Korea Electric Power Corp............         32,690       1,358
    Korea Electric Power Corp. ADR.......         94,180       1,931
    Korea Exchange Bank..................         85,920         482
    (b)Korea Telecom Corp................         39,080       2,593
    (a)Korea Telecom Corp. ADR...........         58,600       2,344
    LG Securities Co.....................          4,820          81
    LG Chemical Ltd......................         13,140         358
    (b)Pohang Iron & Steel Ltd.
      (Foreign)..........................         15,866       1,953

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    Samsung Electro-Mechanics Co.........         10,829    $    374
    Samsung Electronics Co. (Foreign)....         27,321       2,998
    Shinhan Bank Co. Ltd.................         37,000         415
    (b)SK Telecom Co., Ltd...............            539         740
    SK Telecom Co., Ltd. ADR.............         12,890         219
                                                            --------
                                                              20,551
                                                            --------
  MALAYSIA (3.0%)
    Commerce Asset-Holdings Bhd..........        205,000         507
    Malayan Banking Bhd..................        267,000         801
    Nestle Bhd...........................         60,000         237
    Public Bank Bhd......................        236,000         180
    Rothmans of Pall Mall Bhd............         73,000         552
    Telekom Malaysia Bhd.................        292,000       1,091
    Tenaga Nasional Bhd..................        150,000         345
                                                            --------
                                                               3,713
                                                            --------
  MEXICO (12.9%)
    Alfa.................................         71,278         296
    Banacci `L'..........................        177,316         433
    Banacci `O'..........................        129,543         327
    (a)Carso `A1'........................         68,984         320
    Cemex `B'............................          8,992          45
    Cemex `B' ADR........................         85,345         843
    Cemex CPO............................        205,048       1,014
    Cemex CPO ADR........................         52,824         502
    (a)Cifra `C'.........................        155,524         285
    (a)Cifra `V'.........................         42,653          83
    (a)Cifra `V' ADR.....................         21,660         415
    FEMSA................................        361,047       1,445
    FEMSA ADR............................         30,581       1,219
    (a)Grupo Financiero Bancomer S.A. de
      C.V. `O'...........................        447,556         162
    (c)Grupo Financiero Bancomer S.A. de
      C.V. `O' ADR.......................         31,915         231
    Kimberly `A'.........................        120,293         495
    Telmex ADR...........................         54,613       4,413
    (a)Televisa CPO GDR..................         76,887       3,436
                                                            --------
                                                              15,964
                                                            --------
  PAKISTAN (0.4%)
    Fauji Fertilizer Co., Ltd............        256,900         200
    Pakistan State Oil Co., Ltd..........        125,572         221
    Pakistan Telecommunication Corp.
      `A'................................        144,300          55
                                                            --------
                                                                 476
                                                            --------
  PHILIPPINES (1.0%)
    Manila Electric Co. `B'..............         90,610         327
    San Miguel Corp. `B'.................        267,557         585
    SM Prime Holdings, Inc...............      1,560,940         353
                                                            --------
                                                               1,265
                                                            --------
  POLAND (2.5%)
    (a)Bank Polska Kasa Opieki Pekao
      S.A................................          5,979          69
    Elektrim S.A.........................         32,995         466
    Powszechny Bank Kredytowy S.A........          4,503         108
    (a)Powszechny Bank Kredytowy S.A.
      `C'................................          1,125          20
    Prokom Software GDR..................         14,833         243
    (a)Telekomunikacja Polska GDR........        287,808       2,029
    Wielkopolski Bank Kredytowy..........         15,798          93
                                                            --------
                                                               3,028
                                                            --------
  RUSSIA (3.5%)
    A.O. Tatneft ADR.....................          4,300          16
    Lukoil Oil Co. ADR...................         36,053       1,474
    (a,b)Mustcom.........................      4,570,885         954
    (a,b,d)Storyfirst Communications,
      Inc................................            600         453
    Surgutneftegaz ADR...................        147,009       1,240
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    RAO Unified Energy Systems GDR.......         15,080    $    146
                                                            --------
                                                               4,283
                                                            --------
  SINGAPORE (0.9%)
    (a)Asia Pulp & Paper Co., Ltd. ADR...        113,725       1,095
                                                            --------
  SOUTH AFRICA (6.9%)
    Amalgamated Banks of South Africa....        101,910         577
    (a)Anglo American plc................          3,500         166
    (a)Anglo American plc................         18,340         857
    (a)Anglo American plc ADR............            220          11
    B.O.E. Corp., Ltd. `N'...............        833,254         663
    B.O.E. Corp., Ltd....................        104,460         104
    Bidvest Group Ltd....................        128,640       1,074
    Billiton Plc.........................         84,200         291
    Comparex Holdings Ltd................         25,640         161
    De Beers Centenary AG................         10,840         260
    De Beers Consolidated Mines ADR......          5,220         125
    Ellerine Holdings Ltd................         60,710         241
    Firstrand Ltd........................        616,420         705
    Liberty Life Association of Africa
      Ltd................................         20,518         263
    Nedcor Ltd...........................         23,750         545
    (a)New Africa Investments Ltd. `N'...        394,410         232
    Rembrant Group Ltd...................         85,390         712
    (a)Sanlam Ltd........................        354,900         421
    Sasol Ltd............................         19,800         141
    (a)South African Breweries Ltd.......         87,490         749
    (a)South African Breweries Ltd.......         13,140         114
    The Education Investment Corp.,
      Ltd................................        147,892         139
                                                            --------
                                                               8,551
                                                            --------
  TAIWAN (10.8%)
    (a)Acer, Inc.........................        138,000         350
    (a)Advanced Semiconductor
      Engineering, Inc...................        182,000         614
    Asustek Computer, Inc................        195,980       2,209
    Bank Sinopac.........................        415,000         289
    Cathay Life Insurance Co., Ltd.......        111,000         399
    Chang Hwa Commercial Bank............        122,000         183
    (a)China Development Corp............         47,000         117
    China Steel Corp.....................        682,500         516
    (a)Chinatrust Commercial Bank........        317,000         381
    Compal Electronics, Inc..............        149,760         589
    (a)E. Sun Commercial Bank............        173,000          96
    (a)Far Eastern Textile Ltd...........        562,000         835
    First Commercial Bank................        110,000         209
    Formosa Plastics Corp................        213,000         448
    (a)Hon Hai Precision Industry........        115,000       1,040
    Hua Nan Commercial Bank..............        134,000         266
    International Commercial Bank of
      China..............................        259,000         335
    Nan Ya Plastic Corp..................        276,000         457
    (a)President Chain Store Corp........         64,153         217
    Quanta Computer Inc..................         24,120         289
    (a)Shinkong Synthetic Fibers Corp....              1          --
    (a)Siliconware Precision Industries
      Co.................................        220,349         420
    (a)Taishin International Bank........        464,000         345
    (a)Taiwan Semiconductor Co...........        645,750       2,469
    (a)Taiwan Semiconductor Co. ADR......          3,996         136
    United World Chinese Commercial
      Bank...............................         77,000         119
                                                            --------
                                                              13,328
                                                            --------
  THAILAND (2.8%)
    Advanced Info Service Public Co.,
      Ltd. (Foreign).....................         93,200       1,263
    BEC World Public Co., Ltd............         65,100         406
    Delta Electronics Public Co., Ltd.
      (Foreign)..........................         54,337         457

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  THAILAND (CONT.)
    Shin Corp. Public Co., Ltd.
      (Foreign)..........................        123,280    $    575
    Siam City Cement Public Co., Ltd.
      (Foreign)..........................        146,833         605
    Thai Farmer's Bank Public Co. Ltd.
      (Foreign)..........................         29,000          90
                                                            --------
                                                               3,396
                                                            --------
  TURKEY (4.0%)
    Akbank T.A.S.........................     35,010,500         515
    (c)Akbank T.A.S. ADR.................          8,080          24
    Dogan Sirketler Grupo Holdings
      A.S................................     44,840,000         595
    Ege Biracilik Ve Malt Sanayii........      3,565,500         266
    (a)Erciyas Biracilik Ve Malt
      Sanayii............................      1,555,488          36
    Kos Holdings A.S.....................      2,912,000         183
    Migros Turk T.A.S....................        174,000         217
    Sabanci Holding......................     10,227,000         228
    Turkiye Petrol Rafinerileri A.S......      1,910,000         127
    (a)Turkiye Garanti Bankasi...........     39,243,400         293
    Turkiye Is Bankasi, `C'..............     14,848,000         264
    (a)Vestel Elektronik Sanayii ve
      Ticaret A.S........................      4,563,470         498
    Yapi Ve Kredi Bankasi A.S............    112,988,405       1,633
                                                            --------
                                                               4,879
                                                            --------
TOTAL COMMON STOCKS.....................................     111,531
                                                            --------
PREFERRED STOCKS (6.7%)
  BRAZIL (6.4%)
    (a,b)Banco Nacional..................     11,156,000          --
    Brahma...............................        596,081         336
    CRT..................................      3,828,145         939
    CEMIG................................     35,414,681         745
    CVRD `A'.............................         31,083         615
    Eletrobras `B'.......................      3,592,000          72
    Embratel Participacoes `A'...........      8,970,552         124
    (a)Lojas Arapua......................     12,437,000          --
    Petrobras............................      7,248,400       1,122
    Telebras ADR.........................          4,839         436
    Telebras.............................     14,958,000       1,338
    Tele Celular Sul ADR.................     51,006,152         107
    Tele Centro Sul......................     33,238,552         368
    Tele Nordeste Celular................     11,378,752          15
    Tele Norte Leste.....................      5,725,552         104
    Tele Sudeste Celular.................     46,446,552         262
    Telemig Celular......................     56,455,552          71
    Telerj Celular.......................      2,082,000          68
    Telesp...............................      6,990,552         160
    Telesp Celular.......................     33,604,552         348
    Telesp Celular.......................      9,786,261         509
    (a)USIMINAS..........................         37,900         128
                                                            --------
                                                               7,867
                                                            --------
  COLOMBIA (0.0%)
    BanColombia..........................          7,150          10
                                                            --------
  THAILAND (0.3%)
    (a)Siam Commercial Bank..............        238,800         340
                                                            --------
TOTAL PREFERRED STOCKS..................................       8,217
                                                            --------
INVESTMENT COMPANIES (0.0%)
  UNITED STATES (0.0%)
    (e)Morgan Stanley Dean Witter Africa
      Investment Fund, Inc...............          4,470          45
                                                            --------

                                                  NO. OF       VALUE
                                                  RIGHTS       (000)
--------------------------------------------------------------------

RIGHTS (0.1%)
  BRAZIL (0.0%)
    (a,b)CRT.............................      3,828,145    $     --
                                                            --------
  KOREA (0.1%)
    (a,b)SK Telecom Co., Ltd.............            499          63
                                                            --------
  SOUTH AFRICA (0.0%)
    (a)Liberty Internationl plc..........          9,565          63
                                                            --------
TOTAL RIGHTS............................................         126
                                                            --------
                                                  NO. OF
                                                WARRANTS
                                             -----------
WARRANTS (0.3%)
  THAILAND
    (a)Siam Commercial Bank (expiring
      12/31/02)..........................        111,466          --
    (a)Siam Commercial Bank (expiring
      5/10/02)...........................        658,000         424
                                                            --------
                                                                 424
                                                            --------
                                                     PAR
                                                   VALUE
                                                   (000)
                                             -----------
CONVERTIBLE DEBENTURE (0.5%)
  RUSSIA (0.5%)
    (a,b)Svyaz Finance Ltd. 17.00%,
      8/11/99............................    $ 2,684,488         660
                                                            --------
TOTAL LONG-TERM INVESTMENTS (98.0%) (COST $110,577).....     121,003
                                                            --------
SHORT-TERM INVESTMENT (2.0%)
  REPURCHASE AGREEMENT (2.0%)
  Chase Securities, Inc., 4.55%, dated
    6/30/99,                                       2,404
    due 7/1/99, to be repurchased at $2,404
    collateralized by $2,235 Treasury Bonds,
    7.250%, due 5/15/16, valued at $2,484
    (COST $2,404).......................................       2,404
                                                            --------
TOTAL INVESTMENTS IN SECURITIES (100.0%)
(COST $112,981).........................................     123,407
                                                            --------
FOREIGN CURRENCY (0.6%) (COST $776).....................         774
                                                            --------
TOTAL INVESTMENTS (100.6%) (COST $113,757)..............     124,181
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%)...........        (713)
                                                            --------
NET ASSETS (100%).......................................    $123,468
                                                            ========

---------------

(a)         --  Non-income producing security
(b)         --  Security valued at fair value -- see note A-1 to
                financial statements
(c)         --  144A Security -- Certain conditions for public sale may exist.
(d)         --  Restricted as to public resale. Total value of restricted securities at June 30, 1999 was $453,000 or 0.37% of net
                assets (Total cost $1,500,000).
(e)         --  The Fund is advised by an affiliate which earns a
                management fee as advisor to the Fund.
ADR         --  American Depositary Receipt
CPO         --  Certificate of Participation
GDR         --  Global Depositary Receipt

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
--------                                  --------   ----------
Services...............................   $ 39,145      31.7%
Finance................................     22,009      17.8
Consumer Goods.........................     16,671      13.5
Capital Equipment......................     16,595      13.4
Materials..............................     12,824      10.4
Energy.................................     11,488       9.3
Multi-Industry.........................      2,271       1.9
                                          --------      ----
                                          $121,003      98.0%
                                          ========      ====

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $112,981).......      $123,407
  Foreign Currency (Cost $776)..............................           774
  Receivable for:
    Investments Sold........................................         1,779
    Dividends...............................................           508
    Fund Shares Sold........................................           446
    Interest................................................           406
  Foreign Withholding Tax Reclaim...........................             2
  Other.....................................................            18
                                                                  --------
    Total Assets............................................       127,340
                                                                  --------
LIABILITIES:
  Payable for:
    Investments Purchased...................................         2,866
    Custody Fees............................................           246
    Deferred Country Tax....................................           231
    Distribution Fees.......................................           134
    Fund Shares Redeemed....................................           131
    Investment Advisory Fees................................            81
    Bank Overdraft..........................................            58
    Professional Fees.......................................            35
    Administrative Fees.....................................            25
    Transfer Agent Fees.....................................            25
    Shareholder Reporting Expenses..........................            24
    Directors' Fees and Expenses............................            14
  Other.....................................................             2
                                                                  --------
    Total Liabilities.......................................         3,872
                                                                  --------
NET ASSETS..................................................      $123,468
                                                                  ========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $     13
  Paid in Capital in Excess of Par..........................       172,856
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations*..................................        10,264
  Accumulated Net Investment Loss...........................          (554)
  Accumulated Net Realized Loss.............................       (59,111)
                                                                  --------
NET ASSETS..................................................      $123,468
                                                                  ========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $63,273,132 and 6,413,606 Shares
    Outstanding)............................................      $   9.87
                                                                  ========
  Maximum Sales Charge......................................         5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge))..............      $  10.47
                                                                  ========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $38,312,954 and 4,010,764 Shares
    Outstanding)**..........................................      $   9.55
                                                                  ========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $21,882,158 and 2,286,771 Shares
    Outstanding)**..........................................      $   9.57
                                                                  ========

---------------

  *  Net of accrual for deferred country tax of approximately
     U.S. $144,000.
 ** Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends.................................................      $  2,508
  Interest..................................................           607
  Less Foreign Taxes Withheld...............................          (136)
                                                                  --------
   Total Income.............................................         2,979
                                                                  --------
EXPENSES:
  Investment Advisory Fees..................................         1,337
  Distribution Fees (Attributed to Classes A, B, and C of
    $141, $299, and $205, respectively).....................           645
  Custodian Fees............................................           476
  Administrative Fees.......................................           285
  Country Tax Expense.......................................            88
  Transfer Agent Fees.......................................            71
  Shareholder Reports.......................................            64
  Professional Fees.........................................            52
  Interest Expense..........................................            45
  Filing and Registration Fees..............................            38
  Directors' Fees and Expenses..............................            11
  Other.....................................................            12
                                                                  --------
    Total Expenses..........................................         3,124
    Less Expense Reductions.................................          (239)
                                                                  --------
    Net Expenses............................................         2,885
                                                                  --------
Net Investment Income/Loss..................................            94
                                                                  --------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................       (31,019)
  Foreign Currency Transactions.............................          (120)
  Swaps.....................................................          (226)
                                                                  --------
   Net Realized Gain/Loss...................................       (31,365)
                                                                  --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................       (37,352)
                                                                  --------
  End of the Period:
    Investments.............................................        10,426
    Foreign Currency Translations...........................          (162)
                                                                  --------
                                                                    10,264
                                                                  --------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        47,616
                                                                  --------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................        16,251
                                                                  --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 16,345
                                                                  ========

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                               JUNE 30, 1999       JUNE 30, 1998
                                                                       (000)               (000)
------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................  $          94       $        (617)
  Net Realized Gain/Loss....................................        (31,365)            (23,236)
  Net Unrealized Appreciation/Depreciation..................         47,616             (57,677)
                                                              -------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................         16,345             (81,530)
                                                              -------------       -------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A...................................................             --              (6,225)
  Class B...................................................             --              (3,112)
  Class C...................................................             --              (2,878)
  In Excess of Net Realized Gain:
  Class A...................................................             (1)             (2,361)
  Class B...................................................             (1)             (1,180)
  Class C...................................................             (1)             (1,091)
                                                              -------------       -------------
                                                                         (3)            (16,847)
                                                              -------------       -------------
Return of Capital:
  Class A...................................................            (29)                 --
  Class B...................................................            (14)                 --
  Class C...................................................             (9)                 --
                                                              -------------       -------------
                                                                        (52)                 --
                                                              -------------       -------------
Net Decrease in Net Assets Resulting from Distributions.....            (55)            (16,847)
                                                              -------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................         59,525             160,772
  Distributions Reinvested..................................             54              15,915
  Redeemed..................................................        (92,463)           (151,194)
                                                              -------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................        (32,884)             25,493
                                                              -------------       -------------
  Total Increase/Decrease in Net Assets.....................        (16,594)            (72,884)
NET ASSETS--Beginning of Period.............................        140,062             212,946
                                                              -------------       -------------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(554) and $(1,090), respectively).....  $     123,468       $     140,062
                                                              =============       =============
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   ----------
   Shares:
     Subscribed.............................................          6,660              10,304
     Distributions Reinvested...............................              4                 891
     Redeemed...............................................         (9,639)            (10,645)
                                                              -------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......         (2,975)                550
                                                              =============       =============
   Dollars:
     Subscribed.............................................  $      48,869       $     114,410
     Distributions Reinvested...............................             30               8,101
     Redeemed...............................................        (68,213)           (115,555)
                                                              -------------       -------------
   Net Increase/Decrease....................................  $     (19,314)      $       6,956
                                                              =============       =============
   Ending Paid in Capital...................................  $      88,430+      $     107,744
                                                              =============       =============
   Class B:
   ----------
   Shares:
     Subscribed.............................................            935               2,827
     Distributions Reinvested...............................              2                 457
     Redeemed...............................................         (1,605)             (1,321)
                                                              -------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......           (668)              1,963
                                                              =============       =============
   Dollars:
     Subscribed.............................................  $       7,223       $      33,891
     Distributions Reinvested...............................             14               4,064
     Redeemed...............................................        (11,281)            (13,053)
                                                              -------------       -------------
   Net Increase/Decrease....................................  $      (4,044)      $      24,902
                                                              =============       =============
   Ending Paid in Capital...................................  $      52,409+      $      56,453
                                                              =============       =============
   Class C:
   ----------
   Shares:
     Subscribed.............................................            462               1,061
     Distributions Reinvested...............................              1                 421
     Redeemed...............................................         (1,857)             (2,173)
                                                              -------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......         (1,394)               (691)
                                                              =============       =============
   Dollars:
     Subscribed.............................................  $       3,433       $      12,471
     Distributions Reinvested...............................             10               3,750
     Redeemed...............................................        (12,969)            (22,586)
                                                              -------------       -------------
   Net Increase/Decrease....................................  $      (9,526)      $      (6,365)
                                                              =============       =============
   Ending Paid in Capital...................................  $      32,835+      $      42,361
                                                              =============       =============

---------------

       + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                CLASS A
                                    ---------------------------------------------------------------
                                               YEAR ENDED JUNE 30,
                                    ------------------------------------------     JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS    1999#      1998#        1997        1996        JUNE 30, 1995
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................   $ 7.984    $ 13.47    $  12.06    $  10.61     $        12.00
                                    -------    -------    --------    --------     --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.....     0.032         --        0.01        0.05               0.05
  Net Realized and Unrealized
    Gain/Loss....................     1.853      (4.49)       1.57        1.44              (1.44)
                                    -------    -------    --------    --------     --------------
  Total From Investment
    Operations...................     1.885      (4.49)       1.58        1.49              (1.39)
                                    -------    -------    --------    --------     --------------
DISTRIBUTIONS
  Net Investment Income..........        --         --          --       (0.04)                --
  In Excess of Net Investment
    Income.......................        --         --       (0.04)         --                 --
  Net Realized Gain..............        --      (0.73)      (0.13)         --                 --
  In Excess of Net Realized
    Gain.........................    (0.004)     (0.27)         --          --                 --
  Return of Capital..............    (0.000)++      --          --          --                 --
                                    -------    -------    --------    --------     --------------
  Total Distributions............    (0.004)     (1.00)      (0.17)      (0.04)                --
                                    -------    -------    --------    --------     --------------
NET ASSET VALUE, END OF PERIOD...   $ 9.865    $  7.98    $  13.47    $  12.06     $        10.61
                                    =======    =======    ========    ========     ==============
TOTAL RETURN (1).................     23.92%    (34.31)%     13.54%      14.16%            (11.58)%**
                                    =======    =======    ========    ========     ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)........................   $63,273    $74,959    $119,022    $114,850     $       26,091
Ratio of Expenses to Average Net
  Assets.........................      2.34%      2.27%       2.21%       2.16%              2.33%
Ratio of Net Investment Income/
  Loss to Average Net Assets.....      0.44%      0.04%      (0.06)%      0.93%              0.81%
Portfolio Turnover Rate..........       132%        99%         82%         42%                32%**
---------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss.......   $  0.02    $  0.03    $   0.03    $   0.02     $         0.04
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets.......................      2.56%      2.60%       2.41%       2.56%              3.10%
  Net Investment Income/Loss to
    Average Net Assets...........      0.22%     (0.24)%     (0.27)%      0.53%              0.04%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense...      2.15%      2.15%       2.15%       2.15%              2.15%
---------------------------------------------------------------------------------------------------

                                                         CLASS B
                                    --------------------------------------------------
                                         YEAR ENDED JUNE 30,
                                    -----------------------------      AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS    1999#      1998#       1997     TO JUNE 30, 1996
----------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................   $ 7.784    $ 13.24    $ 11.94     $         10.91
                                    -------    -------    -------     ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.....    (0.021)     (0.07)     (0.03)               0.01
  Net Realized and Unrealized
    Gain/Loss....................     1.794      (4.39)      1.50                1.02
                                    -------    -------    -------     ---------------
  Total From Investment
    Operations...................     1.773      (4.46)      1.47                1.03
                                    -------    -------    -------     ---------------
DISTRIBUTIONS
  Net Investment Income..........        --         --         --                  --
  In Excess of Net Investment
    Income.......................        --         --      (0.04)                 --
  Net Realized Gain..............        --      (0.73)     (0.13)                 --
  In Excess of Net Realized
    Gain.........................    (0.004)     (0.27)        --                  --
  Return of Capital..............    (0.000)++      --         --                  --
                                    -------    -------    -------     ---------------
  Total Distributions............    (0.004)     (1.00)     (0.17)                 --
                                    -------    -------    -------     ---------------
NET ASSET VALUE, END OF PERIOD...   $ 9.553    $  7.78    $ 13.24     $         11.94
                                    =======    =======    =======     ===============
TOTAL RETURN (1).................     22.99%    (34.76)%    12.67%               9.45%**
                                    =======    =======    =======     ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)........................   $38,313    $36,423    $35,966     $        10,416
Ratio of Expenses to Average Net
  Assets.........................      3.09%      3.02%      2.96%               2.91%
Ratio of Net Investment Income/
  Loss to Average Net Assets.....     (0.29)%    (0.67)%    (0.64)%              0.30%
Portfolio Turnover Rate..........       132%        99%        82%                 42%**
---------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss.......   $  0.02    $  0.03    $  0.01     $          0.02
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets.......................      3.31%      3.35%      3.17%               3.31%
  Net Investment Income/Loss to
    Average Net Assets...........     (0.51)%    (0.97)%    (0.87)%             (0.10)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense...      2.90%      2.90%      2.90%               2.90%
---------------------------------------------------------------------------------------------------   ------------------------------
--------------------

                                                                                           CLASS C
                                                            ---------------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
                                                            ----------------------------------------------       JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS                            1999#        1998#         1997         1996          JUNE 30, 1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................      $ 7.791      $ 13.26      $ 11.93      $ 10.53       $         12.00
                                                            -------      -------      -------      -------       ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss..........................       (0.023)       (0.08)       (0.08)       (0.01)                   --
  Net Realized and Unrealized Gain/Loss...............        1.805        (4.39)        1.55         1.41                 (1.47)
                                                            -------      -------      -------      -------       ---------------
  Total From Investment Operations....................        1.782        (4.47)        1.47         1.40                 (1.47)
                                                            -------      -------      -------      -------       ---------------
DISTRIBUTIONS
  Net Investment Income...............................           --           --           --           --                    --
  In Excess of Net Investment Income..................           --           --        (0.01)          --                    --
  Realized Gain.......................................           --        (0.73)       (0.13)          --                    --
  In Excess of Net Realized Gain......................       (0.004)       (0.27)          --           --                    --
  Return of Capital...................................       (0.000)++        --           --           --                    --
                                                            -------      -------      -------      -------       ---------------
  Total Distributions.................................       (0.004)       (1.00)       (0.14)          --                    --
                                                            -------      -------      -------      -------       ---------------
NET ASSET VALUE, END OF PERIOD........................      $ 9.569      $  7.79      $ 13.26      $ 11.93       $         10.53
                                                            =======      =======      =======      =======       ===============
TOTAL RETURN (1)......................................        23.09%      (34.73)%      12.66%       13.30%               (12.25)%**
                                                            =======      =======      =======      =======       ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).....................      $21,882      $28,680      $57,958      $43,601       $        22,245
Ratio of Expenses to Average Net Assets...............         3.09%        3.01%        2.96%        2.91%                 3.08%
Ratio of Net Investment Income/Loss to Average Net
  Assets..............................................        (0.32)%      (0.76)%      (0.79)%      (0.11)%                0.06%
Portfolio Turnover Rate...............................          132%          99%          82%          42%                   32%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period
  Per Share Benefit to Net Investment Income/Loss.....      $  0.02      $  0.03      $  0.02      $  0.03       $          0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets......................         3.31%        3.34%        3.17%        3.34%                 3.90%
  Net Investment Income/Loss to Average Net Assets....        (0.54)%      (1.03)%      (1.00)%      (0.54)%               (0.76)%
Ratio of Expenses to Average Net Assets excluding
  country tax expense and interest expense............         2.90%        2.90%        2.90%        2.90%                 2.90%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.001 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Emerging Markets Fund, (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of emerging country issues. The Fund commenced operations on July 6, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT
                                                 DEFERRED SALES
                                                     CHARGE
                                               -------------------
YEAR OF REDEMPTION                             CLASS B    CLASS C
------------------                             --------   --------
First........................................     5.00%      1.00%
Second.......................................     4.00%       None
Third........................................     3.00%       None
Fourth.......................................     2.50%       None
Fifth........................................     1.50%       None
Thereafter...................................      None       None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

                        VAN KAMPEN EMERGING MARKETS FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The net assets of the Fund include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $45,443,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency and capital losses of approximately $10,331,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for the U.S. Federal income tax purposes of the investments of the Fund was:

                                        NET
                                   APPRECIATION/
  COST     APPREC.    (DEPREC.)    DEPRECIATION
 (000)      (000)       (000)          (000)
--------   --------   ----------   -------------
$116,854   $26,914     $(20,361)      $6,553

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, paid in capital in excess of par. For the year ended June 30, 1999, approximately $805,000 has been reclassified from paid in capital in excess of par with approximately $442,000 posted to accumulated net investment loss and approximately $363,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                            CLASS B
                           CLASS A        AND CLASS C
                        MAX. OPERATING   MAX. OPERATING
ADVISORY FEE            EXPENSE RATIO    EXPENSE RATIO
------------            --------------   --------------
  1.25%                     2.15%            2.90%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $5,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the

                        VAN KAMPEN EMERGING MARKETS FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999
Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $154,972 for Class A shares and deferred sales charges of $9,133, $174,193, and $5,977 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $104,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $49,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

At June 30, 1999, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $30,000 during the period.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $137,936,000 and sales of approximately $171,006,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. SWAP AGREEMENTS: The Fund may enter into total return swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.

                         VAN KAMPEN EQUITY GROWTH FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund (the "Fund", a fund of Van Kampen Series Fund Inc.), at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                         VAN KAMPEN EQUITY GROWTH FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                   SHARES      (000)
--------------------------------------------------------------------

COMMON STOCKS (98.2%)
    CAPITAL GOODS (20.9%)
      General Electric Co.....................     18,600    $ 2,102
      (a)Gulfstream Aerospace Corp............     14,600        986
      Pitney Bowes, Inc.......................     16,400      1,054
      Textron, Inc............................      7,600        626
      Tyco International Ltd..................     36,300      3,439
      United Technologies Corp................     26,300      1,885
      (a)WESCO International, Inc.............      4,500         92
                                                             -------
                                                              10,184
                                                             -------
    COMMUNICATION SERVICES (6.6%)
      American Telephone & Telegraph Co.......     14,402        804
      Bell Atlantic Corp......................     11,100        725
      (a)Crown Castle International Corp......     11,600        241
      (a)MCI WorldCom, Inc....................     16,600      1,432
                                                             -------
                                                               3,202
                                                             -------
    CONSUMER CYCLICALS (13.9%)
      (a)Abercrombie & Fitch Co. 'A'..........     12,800        614
      (a)Berkshire Hathaway, Inc. 'B'.........        274        616
      (a)Best Buy Co., Inc....................      1,400         95
      (a)Costco Cos., Inc.....................     12,300        985
      Gap, Inc................................     15,050        758
      Harley-Davidson, Inc....................        200         11
      Home Depot, Inc.........................     19,900      1,282
      Intimate Brands, Inc....................      6,405        303
      (a)Nielsen Media Research, Inc..........      6,599        193
      (a)Office Depot, Inc....................     16,300        360
      Omnicom Group, Inc......................      6,800        544
      Wal-Mart Stores, Inc....................     20,300        980
                                                             -------
                                                               6,741
                                                             -------
    CONSUMER STAPLES (14.5%)
      Anheuser-Busch Cos., Inc. 'A'...........      4,000        284
      (a)AT&T Corp., Liberty Media Group
        'A'...................................     23,200        853
      (a)Brinker International, Inc...........      4,900        133
      (a)Chancellor Media Corp. 'A'...........      8,800        485
      (a)Clear Channel Communications, Inc....     22,500      1,551
      Coca-Cola Enterprises, Inc..............      8,000        238
      Comcast Corp. 'A'.......................      2,600         93
      Comcast Corp. 'A' (Special).............     21,400        823
      (a)Keebler Foods Co.....................      7,300        222
      (a)MediaOne Group, Inc..................        300         22
      Philip Morris Cos., Inc.................     13,400        538
      Procter & Gamble Co.....................      6,500        580
      Time Warner, Inc........................     16,900      1,242
                                                             -------
                                                               7,064
                                                             -------
    ENERGY (0.4%)
      Exxon Corp..............................      2,400        185
                                                             -------
    FINANCIAL (4.6%)
      American Express Co.....................      6,800        885
      Bank of New York Co., Inc...............     15,300        561
      Citigroup, Inc..........................     16,750        796
      (a)E-LOAN, Inc..........................        100          4
                                                             -------
                                                               2,246
                                                             -------
    HEALTH CARE (13.2%)
      American Home Products Corp.............      3,800        219
      (a)Amgen, Inc...........................     10,200        621
                                                               VALUE
                                                   SHARES      (000)
--------------------------------------------------------------------
      Bristol-Myers Squibb Co.................     16,900    $ 1,190
      Eli Lilly & Co..........................      3,300        236
      Johnson & Johnson.......................      4,800        471
      Merck & Co., Inc........................     15,800      1,169
      Pfizer, Inc.............................      7,800        856
      Pharmacia & Upjohn, Inc.................      3,700        210
      Schering-Plough Corp....................      7,800        413
      Warner-Lambert Co.......................     14,600      1,013
                                                             -------
                                                               6,398
                                                             -------
    TECHNOLOGY (23.8%)
      (a)America Online, Inc..................      5,400        597
      (a)American Tower Corp. 'A'.............     13,300        319
      (a)Applied Materials, Inc...............      6,600        488
      Ask Jeeves, Inc.........................        300          4
      (a)At Home Corp. 'A'....................      2,300        124
      (a)BMC Software, Inc....................      3,600        194
      (a)CIENA Corp...........................      1,500         45
      (a)Cisco Systems, Inc...................     29,500      1,903
      Clarent Corp............................        100          2
      (a)Compuware Corp.......................      6,700        213
      (a)General Motors Corp. 'H'.............      3,600        203
      Intel Corp..............................     21,800      1,297
      (a)Juniper Networks, Inc................      1,300        194
      (a)L-3 Communications Holdings, Inc.....      2,200        106
      (a)Litton Industries, Inc...............      4,700        337
      (a)Loral Space & Communications Ltd.....     19,100        344
      Lucent Technologies, Inc................      6,700        452
      (a)Microsoft Corp.......................     24,900      2,246
      Motorola, Inc...........................      8,900        843
      (a)New Era of Networks, Inc.............      4,100        180
      (a)Novell, Inc..........................     11,900        315
      (a)Oracle Corp..........................      3,400        126
      (a)Quantum Corp.........................      8,600        208
      (a)Sun Microsystems, Inc................      2,800        193
      Texas Instruments, Inc..................      2,200        319
      (a)Uniphase Corp........................      1,800        299
                                                             -------
                                                              11,551
                                                             -------
    UTILITIES (0.3%)
      Montana Power Co........................      2,000        141
                                                             -------
TOTAL LONG-TERM INVESTMENTS (98.2%) (COST $38,538).......     47,712
                                                             -------
                                                      PAR
                                                    VALUE
                                                    (000)
                                                  -------
SHORT-TERM INVESTMENT (2.5%)
    REPURCHASE AGREEMENT (2.5%)
      Chase Securities, Inc., 4.55%, dated        $ 1,242
        6/30/99, due 7/1/99, to be repurchased
        at $1,242, collateralized by $1,155
        U.S. Treasury Bonds, 7.25%, due 5/15/16
        valued at $1,284 (COST $1,242)...................      1,242
                                                             -------
TOTAL INVESTMENTS (100.7%) (COST $39,780)................     48,954
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)............       (356)
                                                             -------
NET ASSETS (100%)........................................    $48,598
                                                             =======

---------------

(a)         --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                    (000)
-------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $39,780).......................      $48,954
  Receivable for:
    Investments Sold........................................          515
    Fund Shares Sold........................................          254
    Dividends...............................................           25
  Deferred Organizational Costs.............................           15
  Other.....................................................            8
                                                                  -------
    Total Assets............................................       49,771
                                                                  -------
LIABILITIES:
  Payable for:
    Investments Purchased...................................        1,000
    Distribution Fees.......................................           56
    Fund Shares Redeemed....................................           31
    Investment Advisory Fees................................           19
    Professional Fees.......................................           18
    Custody Fees............................................           11
    Shareholder Reporting Expenses..........................           11
    Administrative Fees.....................................           10
    Directors' Fees and Expenses............................            9
    Transfer Agent Fees.....................................            6
    Bank Overdraft..........................................            2
                                                                  -------
      Total Liabilities.....................................        1,173
                                                                  -------
NET ASSETS..................................................      $48,598
                                                                  -------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $     4
  Paid in Capital in Excess of Par..........................       39,285
  Net Unrealized Appreciation on Investments................        9,174
  Accumulated Net Realized Gain.............................          143
  Accumulated Net Investment Loss...........................           (8)
                                                                  -------
NET ASSETS..................................................      $48,598
                                                                  =======
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $17,185,350 and 1,370,069 Shares
    Outstanding)............................................      $ 12.54
                                                                  =======
  Maximum Sales Charge......................................        5.75%
  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100 - maximum sales charge))..............      $ 13.31
                                                                  =======
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $23,977,419 and 1,926,071 Shares
    Outstanding)*...........................................      $ 12.45
                                                                  =======
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $7,435,116 and 597,570 Shares Outstanding)*...      $ 12.44
                                                                  =======

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                   (000)
------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $  230
  Interest..................................................          85
                                                                  ------
    Total Income............................................         315
                                                                  ------
EXPENSES:
  Investment Advisory Fees..................................         274
  Distribution Fees (Attributed to Classes A, B, and C of
    $30, $163, and $58, respectively).......................         251
  Custodian Fees............................................          85
  Filing and Registration Fees..............................          30
  Administrative Fees.......................................          91
  Professional Fees.........................................          25
  Shareholder Reports.......................................          35
  Amortization of Organizational Costs......................          19
  Directors' Fees and Expenses..............................           9
  Transfer Agent Fees.......................................          17
  Other.....................................................           7
                                                                  ------
    Total Expenses..........................................         843
    Less Expense Reductions.................................        (164)
                                                                  ------
    Net Expenses............................................         679
                                                                  ------
Net Investment Income/Loss..................................        (364)
                                                                  ------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................         502
                                                                  ------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................         138
                                                                  ------
  End of the Period
    Investments.............................................       9,174
                                                                  ------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       9,036
                                                                  ------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       9,538
                                                                  ------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $9,174
                                                                  ======

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     YEAR ENDED          MAY 29, 1998*
                                                                  JUNE 30, 1999       TO JUNE 30, 1998
                                                                          (000)                  (000)
------------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $        (364)      $            --
  Net Realized Gain/Loss....................................                502                     5
  Net Unrealized Appreciation/Depreciation..................              9,036                   138
                                                                  -------------       ---------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................              9,174                   143
                                                                  -------------       ---------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A...................................................                 (3)                   --
  Class B...................................................                 (4)                   --
  Class C...................................................                 (1)                   --
                                                                  -------------       ---------------
  Net Decrease in Net Assets Resulting from Distributions...                 (8)                   --
                                                                  -------------       ---------------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed................................................             47,489                    --
  Distributions Reinvested..................................                  8                    --
  Redeemed..................................................            (13,208)                   --
                                                                  -------------       ---------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................             34,289                    --
                                                                  -------------       ---------------
  Total Increase/Decrease in Net Assets.....................             43,455                    --
NET ASSETS--Beginning of Period.............................              5,143                 5,000
                                                                  -------------       ---------------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(8) at June 30, 1999).................      $      48,598       $         5,143
                                                                  =============       ===============
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) CLASS A:
   Shares:
     Subscribed.............................................              1,629                   200
     Distributions Reinvested...............................                 --                    --
     Redeemed...............................................               (459)                   --
                                                                  -------------       ---------------
   Net Increase/Decrease in Class A Shares Outstanding......              1,170                   200
                                                                  =============       ===============
   Dollars:
     Subscribed.............................................      $      16,596                    --
     Distributions Reinvested...............................                  3                    --
     Redeemed...............................................             (4,778)                   --
                                                                  -------------       ---------------
   Net Increase/Decrease....................................      $      11,821                    --
                                                                  =============       ===============
   Ending Paid in Capital...................................      $      13,821       $         2,000
                                                                  =============       ===============
   CLASS B:
   Shares:
     Subscribed.............................................              2,258                   150
     Distributions Reinvested...............................                 --                    --
     Redeemed...............................................               (482)                   --
                                                                  -------------       ---------------
   Net Increase/Decrease in Class B Shares Outstanding......              1,776                   150
                                                                  =============       ===============
   Dollars:
     Subscribed.............................................      $      23,038                    --
     Distributions Reinvested...............................                  4                    --
     Redeemed...............................................             (5,054)                   --
                                                                  -------------       ---------------
   Net Increase/Decrease                                          $      17,988                    --
                                                                  =============       ===============
   Ending Paid in Capital...................................      $      19,488       $         1,500
                                                                  =============       ===============
   CLASS C:
   Shares:
     Subscribed.............................................                788                   150
     Distributions Reinvested...............................                 --                    --
     Redeemed...............................................               (340)                   --
                                                                  -------------       ---------------
   Net Increase/Decrease in Class C Shares Outstanding                      448                   150
                                                                  =============       ===============
   Dollars:
     Subscribed.............................................      $       7,855                    --
     Distributions Reinvested...............................                  1                    --
     Redeemed...............................................             (3,376)                   --
                                                                  -------------       ---------------
   Net Increase/Decrease....................................      $       4,480                    --
                                                                  =============       ===============
   Ending Paid in Capital...................................      $       5,980       $         1,500
                                                                  =============       ===============
------------------------------------------------------------------------------------------------------
    * Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        CLASS A                             CLASS B                   CLASS C
                                           ---------------------------------   ---------------------------------   --------------
                                               YEAR ENDED      MAY 29, 1998*       YEAR ENDED      MAY 29, 1998*       YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS         JUNE 30, 1999#   TO JUNE 30, 1998   JUNE 30, 1999#   TO JUNE 30, 1998   JUNE 30, 1999#
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $       10.291   $         10.00    $       10.284   $         10.00    $       10.284
                                           --------------   ---------------    --------------   ---------------    --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............          (0.062)               --            (0.144)               --            (0.141)
  Net Realized and Unrealized
    Gain/Loss............................           2.317              0.29             2.312              0.28             2.302
                                           --------------   ---------------    --------------   ---------------    --------------
  Total From Investment Operations.......           2.255              0.29             2.168              0.28             2.161
                                           --------------   ---------------    --------------   ---------------    --------------
DISTRIBUTIONS
  Net Realized Gain......................          (0.003)               --            (0.003)               --            (0.003)
                                           --------------   ---------------    --------------   ---------------    --------------
NET ASSET VALUE, END OF PERIOD...........  $       12.543   $         10.29    $       12.449   $         10.28    $       12.442
                                           ==============   ===============    ==============   ===============    ==============
TOTAL RETURN (1).........................           21.90%             2.90%**          21.14%             2.80%**          21.04%
                                           ==============   ===============    ==============   ===============    ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)........  $       17,185   $         2,057    $       23,978   $         1,543    $        7,435
Ratio of Expenses to Average Net
  Assets.................................            1.50%             1.50%             2.25%             2.25%             2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets.....................           (0.57)%            0.51%            (1.34)%           (0.25)%           (1.32)%
Portfolio Turnover Rate..................             126%               19%**            126%               19%**            126%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss..........................  $         0.05   $          0.02    $         0.05   $          0.02    $         0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.........            1.98%             4.06%             2.72%             4.81%             2.75%
  Net Investment Income/Loss to Average
    Net Assets...........................           (1.05)%           (2.05)%           (1.81)%           (2.81)%           (1.81)%

                                               CLASS C
                                           ----------------
                                              MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS         TO JUNE 30, 1998
-----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $         10.00
                                           ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............               --
  Net Realized and Unrealized
    Gain/Loss............................             0.28
                                           ---------------
  Total From Investment Operations.......             0.28
                                           ---------------
DISTRIBUTIONS
  Net Realized Gain......................               --
                                           ---------------
NET ASSET VALUE, END OF PERIOD...........  $         10.28
                                           ===============
TOTAL RETURN (1).........................             2.80%**
                                           ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)........  $         1,543
Ratio of Expenses to Average Net
  Assets.................................             2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets.....................            (0.25)%
Portfolio Turnover Rate..................               19%**
-------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss..........................  $          0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.........             4.81%
  Net Investment Income/Loss to Average
    Net Assets...........................            (2.81)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.

  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies. The Fund commenced operations on May 29, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                  CONTINGENT
                                                   DEFERRED
                                                 SALES CHARGE
                                            -----------------------
YEAR OF REDEMPTION                          CLASS B        CLASS C
------------------                          -------        -------
First.....................................    5.00%          1.00%
Second....................................    4.00%           None
Third.....................................    3.00%           None
Fourth....................................    2.50%           None
Fifth.....................................    1.50%           None
Thereafter................................     None           None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                   NET
                                              APPRECIATION/
        COST            APPREC.    DEPREC.    DEPRECIATION
        (000)            (000)      (000)         (000)
---------------------   --------   --------   -------------
       $40,175           $9,158     $(379)       $8,779

                         VAN KAMPEN EQUITY GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $356,000 has been reclassified from accumulated net realized gain and posted to accumulated net investment loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                            CLASS B
                           CLASS A        AND CLASS C
                        MAX. OPERATING   MAX. OPERATING
    ADVISORY FEE        EXPENSE RATIO    EXPENSE RATIO
---------------------   --------------   --------------
  0.80%                      1.50%            2.25%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $449,522 for Class A shares and deferred sales charges of $1,488, $69,097, and $6,772 for Class A shares, Class B shares, and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $2,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $73,882,000 and sales of approximately $40,725,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term
U.S. government securities.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen European Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen European Equity Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period September 25, 1998 (commencement of operations) through June 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                        VAN KAMPEN EUROPEAN EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                 VALUE
                                                      SHARES     (000)
----------------------------------------------------------------------

COMMON STOCKS (94.1%)
  BELGIUM (0.5%)
    Fortis 'B'....................................      550     $   17
    G.I.B. Holdings Ltd...........................      427         16
                                                                ------
                                                                    33
                                                                ------
  DENMARK (2.4%)
    Novo Nordisk A/S 'B'..........................      860         93
    Unidanmark A/S 'A' (Registered)...............      940         63
                                                                ------
                                                                   156
                                                                ------
  FINLAND (3.0%)
    KCI Konecranes International plc..............      525         18
    Kone Oyj 'B'..................................      290         36
    Merita Ltd. 'A'...............................   14,200         81
    Sampo Insurance Co., plc 'A'..................    2,190         64
                                                                ------
                                                                   199
                                                                ------
  FRANCE (14.3%)
    Alcatel.......................................      460         65
    Axa S.A.......................................      330         40
    Banque Nationale de Paris.....................      225         18
    Compagnie de Saint-Gobain.....................      490         78
    (a)CNP Assurances.............................    3,810        104
    Elf Aquitaine.................................      455         67
    Groupe Danone RFD.............................      240         62
    Michelin (C.G.D.E.) 'B'.......................    1,940         80
    Pernod-Ricard.................................    1,210         81
    Rhone-Poulenc S.A. 'A'........................    1,820         83
    Schneider S.A.................................    1,570         88
    Suez Lyonnaise des Eaux.......................      190         35
    (a)Total S.A. 'B'.............................    1,035        134
                                                                ------
                                                                   935
                                                                ------
  GERMANY (8.1%)
    Adidas-Salomon AG.............................      462         45
    BASF AG.......................................    1,760         77
    Bayerische AG.................................    1,275         81
    Berliner KraftUnd Litch 'A'...................    2,701         42
    Hoechst AG....................................    1,873         85
    Mannesmann AG.................................      150         22
    Schering AG...................................      680         73
    Siemens AG....................................      250         19
    Volkswagen AG.................................    1,380         89
                                                                ------
                                                                   533
                                                                ------
  IRELAND (1.9%)
    Bank of Ireland...............................    5,320         90
    Greencore Group plc...........................   12,300         38
                                                                ------
                                                                   128
                                                                ------
  ITALY (5.1%)
    Banca Popolare di Bergamo.....................    3,910         86
    Marzotto S.p.A................................    4,630         36
    Mediaset S.p.A................................    9,400         84
    Telecom Italia S.p.A..........................   12,500        130
                                                                ------
                                                                   336
                                                                ------
  NETHERLANDS (5.8%)
    ABN Amro Holdings N.V.........................    1,170         25
    Akzo Nobel N.V................................    2,180         92
    Benckiser N.V. 'B'............................      700         37
    ING Groep N.V.................................    2,235        121
                                                                 VALUE
                                                      SHARES     (000)
----------------------------------------------------------------------
    Laurus N.V....................................    1,094     $   26
    Philips Electronics N.V.......................      791         78
                                                                ------
                                                                   379
                                                                ------
  PORTUGAL (1.8%)
    Banco Comercial Portugues S.A. (Registered)...    1,550         40
    Electricidade de Portugal S.A.................    4,220         76
                                                                ------
                                                                   116
                                                                ------
  SPAIN (4.5%)
    Banco Popular Espanol S.A.....................      550         40
    Banco Santander Central Hispano S.A...........    3,340         35
    Endesa S.A....................................    3,260         69
    Iberdrola S.A.................................    4,430         67
    (a)Telefonica de Espana.......................    1,714         83
                                                                ------
                                                                   294
                                                                ------
  SWEDEN (5.6%)
    Autoliv, Inc. SDR.............................    2,590         79
    Ericsson LM 'B'...............................    1,200         39
    ForeningsSparbanker AB........................    1,300         18
    Nordbanken Holding AB.........................   12,450         73
    Svedala Industri AB...........................    3,410         62
    Svenska Handelsbanken 'A'.....................    7,920         95
                                                                ------
                                                                   366
                                                                ------
  SWITZERLAND (12.1%)
    Cie Financiere Richemont AG 'A'...............      108        208
    Holderbank Financiere Glarus AG 'B'
      (Bearer)....................................       85        101
    Nestle S.A. (Registered)......................      111        200
    Novartis AG (Registered)......................       65         95
    Roche Holding AG-Genusshein...................        7         72
    Schindler Holding AG (Registered).............       25         39
    Union Bank of Switzerland AG (Registered).....      255         76
                                                                ------
                                                                   791
                                                                ------
  UNITED KINGDOM (29.0%)
    Aegis Group plc...............................   23,560         52
    Allied Domecq plc.............................   10,570        102
    Allied Zurich plc.............................    7,950        100
    BG plc........................................   13,100         80
    BOC Group plc.................................    4,350         85
    British Telecommunications plc................    7,950        133
    Burmah Castrol plc............................    3,591         68
    Capital Radio plc.............................    5,950         79
    Centrica plc..................................   23,400         55
    Diageo plc....................................    5,760         60
    Glaxo Wellcome plc............................    1,200         33
    Great Universal Stores plc....................    8,800         98
    Halma plc.....................................   24,800         41
    Imperial Tobacco Group plc....................    9,300        102
    Lloyds TSB Group plc..........................    4,000         54
    Morgan Crucible Co. plc.......................   10,900         46
    Prudential Corp. plc..........................    5,800         85
    Reckitt & Colman plc..........................   11,294        118
    Royal & Sun Alliance Insurance Group plc......    6,473         58
    Royal Bank of Scotland Group plc..............    5,320         71
    Sainsbury (J) plc.............................    5,000         32
    Scottish & Southern Energy plc................    8,200         84
    Shell Transport & Trading Co. plc.............    5,600         42
    Smith & Nephew plc............................   26,700         81
    SSL International plc.........................    3,200         37
    Tesco plc.....................................   10,800         28

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                 VALUE
                                                      SHARES     (000)
----------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
    United News & Media plc.......................      200     $    2
    WPP Group plc.................................    9,100         77
                                                                ------
                                                                 1,903
                                                                ------
TOTAL COMMON STOCKS.........................................     6,169
                                                                ------
PREFERRED STOCKS (3.1%)
  GERMANY (3.1%)
    Fresenius AG..................................      684        120
    Henkel KGaA AG................................      735         52
    Suedzucker AG-Varzug..........................       84         33
                                                                ------
TOTAL PREFERRED STOCKS......................................       205
                                                                ------
TOTAL LONG-TERM INVESTMENTS (97.2%) (COST $6,205)...........     6,374
                                                                ------
                                                         PAR
                                                       VALUE
                                                       (000)
                                                    --------
SHORT-TERM INVESTMENT (5.4%)
  REPURCHASE AGREEMENT (5.4%)
    Chase Securities, Inc., 4.55%, dated 6/30/99,    $  354
      due 7/1/99, to be repurchased at $354, collateralized
      by $295 U.S. Treasury Bonds, 11.125%, due 8/15/03,
      valued at $364 (COST $354)............................       354
TOTAL INVESTMENTS IN SECURITIES (102.6%) (COST $6,559)......     6,728
                                                                ------
FOREIGN CURRENCY (0.3%) (COST $18)..........................        18
                                                                ------

                                                               VALUE
                                                               (000)
--------------------------------------------------------------------

TOTAL INVESTMENTS (102.9%) (COST $6,577)..................    $6,746
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.9%).............      (187)
                                                              ------
NET ASSETS (100%).........................................    $6,559
                                                              ======

---------------

(a)         --  Non-income producing security
RFD         --  Ranked for Dividend
SDR         --  Swedish Depositary Receipt

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                              VALUE    PERCENT OF
INDUSTRY                      (000)    NET ASSETS
--------                      ------   ----------
Consumer Goods..............  $2,041     31.1%
Finance.....................   1,536     23.4
Services....................     903     13.8
Energy......................     785     12.0
Materials...................     664     10.1
Capital Equipment...........     445      6.8
                              ------     ----
                              $6,374     97.2%
                              ======     ====

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                   (000)
------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $6,559).........      $6,728
  Foreign Currency (Cost $18)...............................          18
  Cash......................................................           8
  Receivable for:
    Investments Sold........................................          33
    Fund Shares Sold........................................          25
    Dividends...............................................          15
    Foreign Withholding Tax Reclaim.........................           6
                                                                  ------
      Total Assets..........................................       6,833
                                                                  ------
LIABILITIES:
  Payable for:
    Investments Purchased...................................         144
    Filing and Registration Fees............................          34
    Professional Fees.......................................          29
    Custody Fees............................................          23
    Shareholder Reporting Expenses..........................          14
    Distribution Fees.......................................           8
    Advisory Fees...........................................           7
    Transfer Agent Fees.....................................           6
    Directors' Fees and Expenses............................           5
    Administrative Fees.....................................           2
    Fund Shares Redeemed....................................           1
  Other.....................................................           1
                                                                  ------
      Total Liabilities.....................................         274
                                                                  ------
NET ASSETS..................................................      $6,559
                                                                  ======
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $    1
  Paid in Capital in Excess of Par..........................       6,296
  Net Unrealized Appreciation on Investments................         169
  Accumulated Net Investment Income.........................          73
  Accumulated Net Realized Gain.............................          20
                                                                  ------
NET ASSETS..................................................      $6,559
                                                                  ======
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $2,020,496 and 189,743 Shares
    Outstanding)............................................      $10.65
                                                                  ======
  Maximum Sales Charge......................................        5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100 - maximum sales charge))..............      $11.30
                                                                  ======
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $3,081,562 and 290,172 Shares Outstanding)*...      $10.62
                                                                  ======
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,456,542 and 137,493 Shares Outstanding)*...      $10.59
                                                                  ======

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                                                  (000)
-----------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $ 130
  Interest..................................................         18
  Less Foreign Taxes Withheld...............................        (17)
                                                                  -----
   Total Income.............................................        131
                                                                  -----
EXPENSES:
  Shareholder Reports.......................................         51
  Custodian Fees............................................         39
  Investment Advisory Fees..................................         39
  Filing and Registration Fees..............................         38
  Professional Fees.........................................         35
  Distribution Fees (Attributed to Classes A, B, and C of
    $3, $17, and $10, respectively).........................         30
  Administrative Fees.......................................         14
  Directors' Fees and Expenses..............................          6
  Transfer Agent Fees.......................................          6
  Other.....................................................          2
                                                                  -----
   Total Expenses...........................................        260
   Less Expense Reductions..................................       (173)
                                                                  -----
   Net Expenses.............................................         87
                                                                  -----
Net Investment Income/Loss..................................         44
                                                                  -----
NET REALIZED GAIN/LOSS ON:
  Investments...............................................         20
  Foreign Currency Transactions.............................         (9)
                                                                  -----
   Net Realized Gain/Loss...................................         11
                                                                  -----
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................         --
                                                                  -----
  End of the Period:
    Investments.............................................        169
                                                                  -----
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        169
                                                                  -----
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................        180
                                                                  -----
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 224
                                                                  =====

---------------

  *  Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                                                    (000)
-------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $    44
  Net Realized Gain/Loss....................................           11
  Net Unrealized Appreciation/Depreciation..................          169
                                                                  -------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................          224
                                                                  -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................           (3)
  Class B...................................................           (1)
  Class C...................................................           (1)
                                                                  -------
  Net Decrease in Net Assets Resulting from Distributions...           (5)
                                                                  -------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed................................................        4,084
  Distributions Reinvested..................................            1
  Redeemed..................................................         (745)
                                                                  -------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................        3,340
                                                                  -------
  Total Increase/Decrease in Net Assets.....................        3,559
NET ASSETS--Beginning of Period.............................        3,000
                                                                  -------
NET ASSETS--End of Period (Including accumulated net
  investment income of $73 at June 30, 1999)................      $ 6,559
                                                                  =======
-------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (000):
(1) Class A:
   ------------
   Shares:
     Subscribed (Initial Shares of 100).....................          205
     Distributions Reinvested...............................           --
     Redeemed...............................................          (15)
                                                                  -------
   Net Increase/Decrease in Class A Shares Outstanding......          190
                                                                  =======
   Dollars:
     Subscribed.............................................      $ 1,098
     Distributions Reinvested...............................            1
     Redeemed...............................................         (157)
                                                                  -------
   Net Increase/Decrease....................................      $   942
                                                                  =======
   Beginning Paid in Capital................................      $ 1,000
                                                                  =======
   Ending Paid in Capital...................................      $ 1,942+
                                                                  =======
   Class B:
   ------------
   Shares:
     Subscribed (Initial Shares of 100).....................          305
     Distributions Reinvested...............................           --
     Redeemed...............................................          (15)
                                                                  -------
   Net Increase/Decrease in Class B Shares Outstanding......          290
                                                                  =======
   Dollars:
     Subscribed.............................................      $ 2,142
     Distributions Reinvested...............................           --
     Redeemed...............................................         (152)
                                                                  -------
   Net Increase/Decrease....................................      $ 1,990
                                                                  =======
   Beginning Paid in Capital................................      $ 1,000
                                                                  =======
   Ending Paid in Capital...................................      $ 2,990+
                                                                  =======
   Class C:
   ------------
   Shares:
     Subscribed (Initial Shares of 100).....................          179
     Distributions Reinvested...............................           --
     Redeemed...............................................          (42)
                                                                  -------
   Net Increase/Decrease in Class C Shares Outstanding......          137
                                                                  =======
   Dollars:
     Subscribed.............................................      $   844
     Distributions Reinvested...............................           --
     Redeemed...............................................         (436)
                                                                  -------
   Net Increase/Decrease....................................      $   408
                                                                  =======
   Beginning Paid in Capital................................      $ 1,000
                                                                  =======
   Ending Paid in Capital...................................      $ 1,408+
                                                                  =======

   ------------------

   * Commencement of operations
   + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                          CLASS A                     CLASS B                     CLASS C
                                                   ----------------------      ----------------------      ----------------------
                                                   SEPTEMBER 25, 1998* TO      SEPTEMBER 25, 1998* TO      SEPTEMBER 25, 1998* TO
SELECTED PER SHARE DATA AND RATIOS                         JUNE 30, 1999#              JUNE 30, 1999#              JUNE 30, 1999#
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $              10.000       $              10.000       $              10.000
                                                   ---------------------       ---------------------       ---------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.................                      0.133                       0.078                       0.065
  Net Realized and Unrealized Gain/Loss......                      0.541                       0.548                       0.534
                                                   ---------------------       ---------------------       ---------------------
  Total From Investment Operations...........                      0.674                       0.626                       0.599
                                                   ---------------------       ---------------------       ---------------------
DISTRIBUTIONS
  Net Investment Income......................                     (0.025)                     (0.006)                     (0.006)
                                                   ---------------------       ---------------------       ---------------------
NET ASSET VALUE, END OF PERIOD...............      $              10.649       $              10.620       $              10.593
                                                   =====================       =====================       =====================
TOTAL RETURN (1).............................                       6.75%**                     6.26%**                     5.96%**
                                                   =====================       =====================       =====================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............      $               2,020       $               3,082       $               1,457
Ratio of Expenses to Average Net Assets......                       1.70%                       2.45%                       2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets.........................                       1.64%                       0.96%                       0.81%
Portfolio Turnover Rate......................                         51%**                       51%**                       51%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
  Income/Loss................................      $                0.36       $                0.34       $                0.40
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.............                       6.20%                       6.61%                       7.33%
  Net Investment Income/Loss to Average Net
    Assets...................................                      (2.87)%                     (3.20)%                     (4.13)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen European Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                               CONTINGENT DEFERRED
                                                  SALES CHARGE
                                               -------------------
YEAR OF REDEMPTION                             CLASS B    CLASS C
---------------------------------------------   -----      -----
First........................................   5.00%      1.00%
Second.......................................   4.00%       None
Third........................................   3.00%       None
Fourth.......................................   2.50%       None
Fifth........................................   1.50%       None
Thereafter...................................    None       None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are

                        VAN KAMPEN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                   NET
                                              APPRECIATION/
        COST            APPREC.    DEPREC.    DEPRECIATION
        (000)            (000)      (000)         (000)
---------------------   --------   --------   -------------
       $6,565             $458      $(295)        $163

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $43,000 has been reclassified from paid in capital in excess of par with approximately $34,000 posted to accumulated net investment income and approximately $9,000 posted to accumulated net realized gain.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                            CLASS B
                           CLASS A        AND CLASS C
                        MAX. OPERATING   MAX. OPERATING
    ADVISORY FEE        EXPENSE RATIO    EXPENSE RATIO
---------------------   --------------   --------------
  1.00%                      1.70%            2.45%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

At June 30, 1999, Van Kampen Funds, Inc. owned 53%, 35%, and 73% of the shares outstanding of each Class A, B, and C shares in the Fund.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

                        VAN KAMPEN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $27,564 for Class A shares and deferred sales charges of $1,486 and $1,142 for Class B shares and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the period ended June 30, 1999, the Fund incurred approximately $2,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

C. INVESTMENT TRANSACTIONS: For the period ended June 30, 1999, the Fund made purchases of approximately $8,423,000 and sales of approximately $2,244,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

                          VAN KAMPEN FOCUS EQUITY FUND
             (FORMERLY KNOWN AS VAN KAMPEN AGGRESSIVE EQUITY FUND)
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Aggressive Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Aggressive Equity Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                          VAN KAMPEN FOCUS EQUITY FUND
             (FORMERLY KNOWN AS VAN KAMPEN AGGRESSIVE EQUITY FUND)
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                VALUE
                                                   SHARES       (000)
---------------------------------------------------------------------

COMMON STOCKS (96.4%)
  CAPITAL GOODS (24.3%)
    AEROSPACE/DEFENSE (1.0%)
      (a)Gulfstream Aerospace Corp...........     42,600     $  2,878
                                                             --------
    ELECTRICAL EQUIPMENT (5.8%)
      General Electric Co....................    141,200       15,956
                                                             --------
    MANUFACTURING (DIVERSIFIED) (14.0%)
      Textron, Inc...........................     77,500        6,379
      Tyco International Ltd.................    227,900       21,594
      United Technologies Corp...............    152,500       10,932
                                                             --------
                                                               38,905
                                                             --------
    OFFICE EQUIPMENT & SUPPLIES (3.5%)
      Pitney Bowes, Inc......................    149,500        9,605
                                                             --------
  TOTAL CAPITAL GOODS....................................      67,344
                                                             --------
  COMMUNICATION SERVICES (12.1%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (5.0%)
      (a)Associated Group, Inc. 'A'..........     39,200        2,553
      (a)Associated Group, Inc. 'B'..........    174,100       11,349
                                                             --------
                                                               13,902
                                                             --------
    TELECOMMUNICATIONS (LONG DISTANCE) (4.4%)
      American Telephone & Telegraph Co......     35,675        1,991
      (a)MCI WorldCom, Inc...................    116,900       10,083
                                                             --------
                                                               12,074
                                                             --------
    TELEPHONE (2.7%)
      Bell Atlantic Corp.....................    115,200        7,531
                                                             --------
  TOTAL COMMUNICATION SERVICES...........................      33,507
                                                             --------
  CONSUMER CYCLICALS (13.6%)
    RETAIL (BUILDING SUPPLIES) (2.4%)
      Home Depot, Inc........................    103,400        6,663
                                                             --------
    RETAIL (GENERAL MERCHANDISE) (3.1%)
      (a)Costco Cos., Inc....................    106,000        8,486
                                                             --------
    RETAIL (SPECIALTY) (6.1%)
      (a)Abercrombie & Fitch Co. 'A'.........    250,000       12,000
      Gap, Inc...............................     98,475        4,961
                                                             --------
                                                               16,961
                                                             --------
    SERVICES (COMMERCIAL & CONSUMER) (2.0%)
      (a)Nielsen Media Research, Inc.........    190,800        5,581
                                                             --------
  TOTAL CONSUMER CYCLICALS...............................      37,691
                                                             --------
  CONSUMER STAPLES (7.7%)
    BROADCASTING (TV, RADIO, & CABLE) (5.3%)
      (a)AT&T Corp. Liberty Media 'A'........     57,400        2,109
      (a)Chancellor Media Corp. 'A'..........     48,300        2,663
      (a)Clear Channel
        Communications, Inc..................    141,400        9,748
                                                             --------
                                                               14,520
                                                             --------
    FOODS (1.2%)
      (a)Keebler Foods Co....................    111,600        3,390
                                                             --------
    HOUSEHOLD PRODUCTS (NON-DURABLES) (1.2%)
      Procter & Gamble Co....................     38,400        3,427
                                                             --------
  TOTAL CONSUMER STAPLES.................................      21,337
                                                             --------
  FINANCIAL (3.0%)
    BANKS (MAJOR REGIONAL) (1.6%)
      Bank of New York Co., Inc..............    121,600        4,461
                                                             --------
                                                                VALUE
                                                   SHARES       (000)
---------------------------------------------------------------------
    FINANCIAL (DIVERSIFIED) (1.4%)
      Citigroup, Inc.........................     82,500     $  3,919
                                                             --------
  TOTAL FINANCIAL........................................       8,380
                                                             --------
  HEALTH CARE (13.0%)
    HEALTH CARE (DIVERSIFIED) (6.7%)
      Bristol-Myers Squibb Co................    116,300        8,192
      Warner-Lambert Co......................    151,000       10,476
                                                             --------
                                                               18,668
                                                             --------
    HEALTH CARE (DRUGS--GENERIC & OTHERS) (2.7%)
      (a)Amgen, Inc..........................    123,800        7,536
                                                             --------
    HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS) (3.6%)
      Pfizer, Inc............................     37,700        4,137
      Schering-Plough Corp...................    109,300        5,793
                                                             --------
                                                                9,930
                                                             --------
  TOTAL HEALTH CARE......................................      36,134
                                                             --------
  TECHNOLOGY (20.2%)
    COMMUNICATION EQUIPMENT (4.1%)
      (a)American Tower Corp. 'A'............    245,900        5,902
      Motorola, Inc..........................     56,700        5,372
                                                             --------
                                                               11,274
                                                             --------
    COMPUTERS (NETWORKING) (5.5%)
      (a)Cisco Systems, Inc..................    235,600       15,196
                                                             --------
    COMPUTERS (SOFTWARE & SERVICES) (6.6%)
      (a)America Online, Inc.................     35,700        3,945
      (a)Juniper Networks, Inc...............      7,700        1,147
      (a)Microsoft Corp......................    145,700       13,141
                                                             --------
                                                               18,233
                                                             --------
    ELECTRONICS (SEMICONDUCTORS) (2.0%)
      Intel Corp.............................     95,400        5,676
                                                             --------
    EQUIPMENT (SEMICONDUCTORS) (2.0%)
      (a)Applied Materials, Inc..............     75,900        5,607
                                                             --------
  TOTAL TECHNOLOGY.......................................      55,986
                                                             --------
  UTILITIES (2.5%)
    ELECTRIC COMPANIES (2.5%)
      Montana Power Co.......................     98,200        6,923
                                                             --------
TOTAL LONG-TERM INVESTMENTS (96.4%) (COST $228,806)......     267,302
                                                             --------
                                                      PAR
                                                    VALUE
                                                    (000)
                                                 --------
SHORT-TERM INVESTMENT (2.6%)
  REPURCHASE AGREEMENT (2.6%)
        Chase Securities, Inc., 4.55%, dated     $ 7,218
          6/30/99, due 7/1/99, to be
          repurchased at $7,219
          collateralized by $6,705 U.S.
          Treasury Bonds, 7.25%, due 5/15/16,
          valued at $7,452 (COST $7,218).....                   7,218
TOTAL INVESTMENTS (99.0%) (COST $236,024)................     274,520
                                                             --------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%).............       2,687
                                                             --------
NET ASSETS (100%)........................................    $277,207
                                                             ========

---------------

(a)         --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
             (FORMERLY KNOWN AS VAN KAMPEN AGGRESSIVE EQUITY FUND)
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $236,024)......................      $274,520
  Receivable for:
    Investments Sold........................................         4,394
    Fund Shares Sold........................................         1,909
    Dividends...............................................            65
    Interest................................................             1
  Deferred Organizational Costs.............................            15
  Other.....................................................            11
                                                                  --------
    Total Assets............................................       280,915
                                                                  --------
LIABILITIES:
  Payable for:
    Investments Purchased...................................         2,163
    Fund Shares Redeemed....................................           853
    Distribution Fees.......................................           348
    Investment Advisory Fees................................           148
    Administrative Fees.....................................            54
    Transfer Agent Fees.....................................            46
    Shareholder Reporting Expenses..........................            33
    Professional Fees.......................................            28
    Directors' Fees and Expenses............................            15
    Custody Fees............................................            13
  Other.....................................................             7
                                                                  --------
    Total Liabilities.......................................         3,708
                                                                  --------
  NET ASSETS................................................      $277,207
                                                                  ========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $     12
  Paid in Capital in Excess of Par..........................       221,070
  Unrealized Appreciation on Investments....................        38,496
  Accumulated Net Realized Gain.............................        17,644
  Accumulated Net Investment Loss...........................           (15)
                                                                  --------
NET ASSETS..................................................      $277,207
                                                                  ========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $73,828,526 and 3,212,182 Shares
    Outstanding)............................................      $  22.98
                                                                  ========
  Maximum Sales Charge......................................         5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge))..............      $  24.38
                                                                  ========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $176,188,744 and 7,872,472 Shares
    Outstanding)*...........................................      $  22.38
                                                                  ========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $27,189,247 and 1,215,821 Shares
    Outstanding)*...........................................      $  22.36
                                                                  ========

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
             (FORMERLY KNOWN AS VAN KAMPEN AGGRESSIVE EQUITY FUND)
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                    (000)
-------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $ 1,309
  Interest..................................................          431
                                                                  -------
   Total Income.............................................        1,740
                                                                  -------
EXPENSES:
  Investment Advisory Fees..................................        2,068
  Distribution Fees (Attributed to Classes A, B, and C of
    $155, $1,433, and $244, respectively)...................        1,832
  Administrative Fees.......................................          579
  Transfer Agent Fees.......................................          157
  Custodian Fees............................................           96
  Shareholder Reports.......................................           90
  Filing and Registration Fees..............................           52
  Professional Fees.........................................           49
  Directors' Fees and Expenses..............................           11
  Amortization of Organizational Costs......................           11
  Other.....................................................            8
                                                                  -------
   Total Expenses...........................................        4,953
   Less Expense Reductions..................................         (252)
                                                                  -------
   Net Expenses.............................................        4,701
                                                                  -------
   Net Investment Income/Loss...............................       (2,961)
                                                                  -------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................       24,769
  Securities Sold Short.....................................         (176)
                                                                  -------
   Net Realized Gain/Loss...................................       24,593
                                                                  -------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................        6,123
                                                                  -------
  End of the Period
   Investments..............................................       38,496
                                                                  -------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       32,373
                                                                  -------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       56,966
                                                                  -------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $54,005
                                                                  =======

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
             (FORMERLY KNOWN AS VAN KAMPEN AGGRESSIVE EQUITY FUND)
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED          YEAR ENDED
                                                                   JUNE 30, 1999       JUNE 30, 1998
                                                                           (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $      (2,961)      $      (1,097)
  Net Realized Gain/Loss....................................             24,593              23,029
  Net Unrealized Appreciation/Depreciation..................             32,373               2,644
                                                                  -------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................             54,005              24,576
                                                                  -------------       -------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A...................................................             (4,962)             (3,187)
  Class B...................................................            (11,751)             (5,696)
  Class C...................................................             (2,021)             (1,157)
                                                                  -------------       -------------
  Net Decrease in Net Assets Resulting from Distributions...            (18,734)            (10,040)
                                                                  -------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................             95,378             171,376
  Distributions Reinvested..................................             17,353               9,563
  Redeemed..................................................            (90,199)            (42,384)
                                                                  -------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................             22,532             138,555
                                                                  -------------       -------------
  Total Increase/Decrease in Net Assets.....................             57,803             153,091
NET ASSETS--Beginning of Period.............................            219,404              66,313
                                                                  -------------       -------------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(15) and $(4), respectively)..........      $     277,207       $     219,404
                                                                  =============       =============
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) CLASS A
   Shares:
     Subscribed.............................................              1,623               3,038
     Distributions Reinvested...............................                266                 177
     Redeemed...............................................             (1,877)             (1,340)
                                                                  -------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......                 12               1,875
                                                                  =============       =============
   Dollars:
     Subscribed.............................................      $      31,396       $      59,406
     Distributions Reinvested...............................              4,594               3,064
     Redeemed...............................................            (34,991)            (26,003)
                                                                  -------------       -------------
   Net Increase/Decrease....................................      $         999       $      36,467
                                                                  =============       =============
   Ending Paid in Capital...................................      $      57,462+      $      56,463
                                                                  =============       =============
   CLASS B:
   Shares:
     Subscribed.............................................              2,694               4,818
     Distributions Reinvested...............................                650                 314
     Redeemed...............................................             (2,106)               (539)
                                                                  -------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......              1,238               4,593
                                                                  =============       =============
   Dollars:
     Subscribed.............................................      $      50,034       $      92,956
     Distributions Reinvested...............................             10,965               5,363
     Redeemed...............................................            (38,411)            (10,091)
                                                                  -------------       -------------
   Net Increase/Decrease....................................      $      22,588       $      88,228
                                                                  =============       =============
   Ending Paid in Capital...................................      $     142,680+      $     120,092
                                                                  =============       =============
   CLASS C:
   Shares:
     Subscribed.............................................                744                 982
     Distributions Reinvested...............................                106                  67
     Redeemed...............................................               (900)               (343)
                                                                  -------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......                (50)                706
                                                                  =============       =============
   Dollars:
     Subscribed.............................................      $      13,948       $      19,014
     Distributions Reinvested...............................              1,794               1,136
     Redeemed...............................................            (16,797)             (6,290)
                                                                  -------------       -------------
   Net Increase/Decrease....................................      $      (1,055)      $      13,860
                                                                  =============       =============
   Ending Paid in Capital...................................      $      20,928+      $      21,983
                                                                  =============       =============

---------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
             (FORMERLY KNOWN AS VAN KAMPEN AGGRESSIVE EQUITY FUND)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  CLASS A
                                           -----------------------------------------------------
                                                  YEAR ENDED JUNE 30,
                                           ---------------------------------    JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS          1999 #       1998 #         1997    TO JUNE 30, 1996
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $20.007      $ 16.98      $ 14.40    $         12.00
                                           -------      -------      -------    ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............   (0.141)       (0.07)        0.01               0.06
  Net Realized and Unrealized
    Gain/Loss............................    4.712         5.03         3.95               2.40
                                           -------      -------      -------    ---------------
  Total From Investment Operations.......    4.571         4.96         3.96               2.46
                                           -------      -------      -------    ---------------
DISTRIBUTIONS
  Net Investment Income..................       --           --        (0.03)             (0.06)
  Net Realized Gain......................   (1.594)       (1.93)       (1.35)                --
                                           -------      -------      -------    ---------------
  Total Distributions....................   (1.594)       (1.93)       (1.38)             (0.06)
                                           -------      -------      -------    ---------------
NET ASSET VALUE, END OF PERIOD...........  $22.984      $ 20.01      $ 16.98    $         14.40
                                           =======      =======      =======    ===============
TOTAL RETURN (1).........................    25.57%       30.93%       28.93%             20.52%**
                                           =======      =======      =======    ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)........  $73,829      $64,035      $22,521    $         5,382
Ratio of Expenses to Average Net
  Assets.................................     1.50%        1.50%        1.57%              2.03%
Ratio of Net Investment Income/Loss to
  Average Net Assets.....................    (0.73)%      (0.37)%      (0.04)%             1.22%
Portfolio Turnover Rate..................      282%         308%         241%               204%**
------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss..........................  $  0.02      $  0.04      $  0.02    $          0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.........     1.61%        1.71%        2.38%              3.26%
  Net Investment Income/Loss to Average
    Net Assets...........................    (0.84)%      (0.59)%      (0.85)%            (0.01)%
Ratio of Expenses to Average Net Assets
  excluding dividend expense on
  securities sold short..................     1.50%        1.50%        1.50%              1.50%
------------------------------------------------------------------------------------------------

                                                                   CLASS B
                                           -------------------------------------------------------
                                                   YEAR ENDED JUNE 30,
                                           -----------------------------------    JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS           1999 #        1998 #         1997    TO JUNE 30, 1996
-----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $ 19.670      $  16.85      $ 14.38    $         12.00
                                           --------      --------      -------    ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............    (0.282)        (0.21)       (0.02)              0.03
  Net Realized and Unrealized
    Gain/Loss............................     4.586          4.96         3.86               2.39
                                           --------      --------      -------    ---------------
  Total From Investment Operations.......     4.304          4.75         3.84               2.42
                                           --------      --------      -------    ---------------
DISTRIBUTIONS
  Net Investment Income..................        --            --        (0.02)             (0.04)
  Net Realized Gain......................    (1.594)        (1.93)       (1.35)                --
                                           --------      --------      -------    ---------------
  Total Distributions....................    (1.594)        (1.93)       (1.37)             (0.04)
                                           --------      --------      -------    ---------------
NET ASSET VALUE, END OF PERIOD...........  $ 22.380      $  19.67      $ 16.85    $         14.38
                                           ========      ========      =======    ===============
TOTAL RETURN (1).........................     24.59%        29.94%       28.01%             20.18%**
                                           ========      ========      =======    ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)........  $176,189      $130,497      $34,382    $         2,426
Ratio of Expenses to Average Net
  Assets.................................      2.25%         2.25%        2.32%              2.67%
Ratio of Net Investment Income/Loss to
  Average Net Assets.....................     (1.50)%       (1.11)%      (0.83)%             0.43%
Portfolio Turnover Rate..................       282%          308%         241%               204%**
------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss..........................  $   0.02      $   0.04      $  0.02    $          0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.........      2.36%         2.47%        2.88%              3.79%
  Net Investment Income/Loss to Average
    Net Assets...........................     (1.61)%       (1.34)%      (1.43)%            (0.69)%
Ratio of Expenses to Average Net Assets
  excluding dividend expense on
  securities sold short..................      2.25%         2.25%        2.25%              2.25%
------------------------------------------------------------------------------------------------   ---------------------------------
----------------------

                                                                                     CLASS C
                                                              -----------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                                              ---------------------------------    JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                              1999 #       1998 #        1997    TO JUNE 30, 1996
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 19.655      $ 16.83      $14.37    $         12.00
                                                              --------      -------      ------    ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................    (0.278)       (0.21)      (0.06)              0.03
  Net Realized and Unrealized Gain/Loss.....................     4.580         4.97        3.89               2.38
                                                              --------      -------      ------    ---------------
  Total From Investment Operations..........................     4.302         4.76        3.83               2.41
                                                              --------      -------      ------    ---------------
DISTRIBUTIONS
  Net Investment Income.....................................        --           --       (0.02)             (0.04)
  Net Realized Gain.........................................    (1.594)       (1.93)      (1.35)                --
                                                              --------      -------      ------    ---------------
  Total Distributions.......................................    (1.594)       (1.93)      (1.37)             (0.04)
                                                              --------      -------      ------    ---------------
NET ASSET VALUE, END OF PERIOD..............................  $ 22.363      $ 19.66      $16.83    $         14.37
                                                              ========      =======      ======    ===============
TOTAL RETURN (1)............................................     24.67%       29.90%      28.04%             20.10%**
                                                              --------      -------      ------    ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................  $ 27,189      $24,872      $9,410    $         2,582
Ratio of Expenses to Average Net Assets.....................      2.25%        2.25%       2.32%              2.67%
Ratio of Net Investment Income/Loss to Average Net Assets...     (1.48)%      (1.13)%     (0.77)%             0.44%
Portfolio Turnover Rate.....................................       282%         308%        241%               204%**
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........  $   0.02      $  0.04      $ 0.02    $          0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................      2.36%        2.25%       3.23%              3.80%
  Net Investment Income/Loss to Average Net Assets..........     (1.59)%      (1.35)%     (1.67)%            (0.69)%
Ratio of Expenses to Average Net Assets excluding dividend
  expense
  on securities sold short..................................      2.25%        2.25%       2.25%              2.25%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
             (FORMERLY KNOWN AS VAN KAMPEN AGGRESSIVE EQUITY FUND)
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Aggressive Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment corporation, under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                          CONTINGENT
                                           DEFERRED
                                         SALES CHARGE
YEAR OF REDEMPTION                    CLASS B    CLASS C
------------------                    --------   --------
First...............................   5.00%      1.00%
Second..............................   4.00%      None
Third...............................   3.00%      None
Fourth..............................   2.50%      None
Fifth...............................   1.50%      None
Thereafter..........................    None      None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. SHORT SALES: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities, or other liquid, high grade debt obligations. In addition, the Fund will place in a segregated account with its Custodian an amount of cash, U.S. government securities, or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short, and (2) any cash, U.S. government securities, or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from

                          VAN KAMPEN FOCUS EQUITY FUND
             (FORMERLY KNOWN AS VAN KAMPEN AGGRESSIVE EQUITY FUND)
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                                 JUNE 30, 1999

losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                      NET
                                 APPRECIATION/
  COST     APPREC.    DEPREC.     DEPECIATION
 (000)      (000)      (000)         (000)
--------   --------   --------   -------------
$236,420   $40,268    $(2,168)      $38,100

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital. For the year ended June 30, 1999 approximately $2,962,000 has been reclassified from accumulated net realized gain/loss with approximately $2,950,000 posted to accumulated net investment income/loss and approximately $12,000 posted to paid in capital.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                               CLASS B
              CLASS A        AND CLASS C
ADVISORY   MAX. OPERATING   MAX. OPERATING
  FEE      EXPENSE RATIO    EXPENSE RATIO
--------   --------------   --------------
 0.90%          1.50%            2.25%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $9,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $584,668 for Class A shares and deferred sales charges of $613,437 and $30,933 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

                          VAN KAMPEN FOCUS EQUITY FUND
             (FORMERLY KNOWN AS VAN KAMPEN AGGRESSIVE EQUITY FUND)
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $14,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $631,670,000 and sales of approximately $630,129,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                         VAN KAMPEN GLOBAL EQUITY FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Equity Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                         VAN KAMPEN GLOBAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------

COMMON STOCKS (96.5%)
  AUSTRALIA (0.9%)
    CSR Ltd................................    2,291,600    $  6,528
                                                            --------
  BELGIUM (1.0%)
    Delhaize Freres et Cie 'Le Lion'
      S.A..................................       84,360       7,191
                                                            --------
  CANADA (2.4%)
    BCT.Telus Communications, Inc..........      281,524       6,761
    BCT.Telus Communications, Inc. 'A'.....       93,841       2,219
    Potash Corp. of Saskatchewan, Inc......      131,600       6,798
    (a)Renaissance Energy Ltd..............      130,000       1,746
                                                            --------
                                                              17,524
                                                            --------
  DENMARK (0.5%)
    Danisco A/S............................       82,550       3,726
                                                            --------
  FRANCE (10.1%)
    Bongrain S.A...........................       17,664       6,675
    Elf Aquitaine..........................      100,760      14,805
    France Telecom S.A.....................      149,900      11,338
    Groupe Danone RFD......................       54,800      14,146
    Michelin (C.G.D.E.) 'B'................       82,420       3,376
    Pernod-Ricard..........................       74,200       4,980
    Rhone-Poulenc S.A. 'A'.................      221,500      10,134
    Scor...................................      171,450       8,515
                                                            --------
                                                              73,969
                                                            --------
  GERMANY (3.8%)
    BASF AG................................      264,350      11,628
    Bayer AG...............................      138,100       5,753
    Veba AG................................      182,400      10,773
                                                            --------
                                                              28,154
                                                            --------
  IRELAND (2.4%)
    Bank of Ireland........................      725,436      12,207
    Green Property plc.....................      988,900       5,463
                                                            --------
                                                              17,670
                                                            --------
  ITALY (3.0%)
    Mediaset S.p.A.........................    1,029,600       9,164
    Telecom Italia S.p.A...................    2,326,400      12,635
                                                            --------
                                                              21,799
                                                            --------
  JAPAN (9.3%)
    Daiichi Pharmaceutical Co., Ltd........      457,000       7,101
    Fuji Photo Film Co.....................      313,000      11,860
    Hitachi Ltd............................      665,000       6,244
    KAO Corp...............................      607,000      17,074
    Nippon Telegraph & Telephone Corp.
      ADR..................................        1,905      22,223
    Sumitomo Marine & Fire Insurance Co....      626,000       3,781
                                                            --------
                                                              68,283
                                                            --------
  NETHERLANDS (4.4%)
    ABN Amro Holding N.V...................      316,300       6,858
    Benckiser N.V. 'B'.....................      135,935       7,264
    ING Groep N.V..........................      201,980      10,949
    Philips Electronics N.V................       76,728       7,578
                                                            --------
                                                              32,649
                                                            --------
  PORTUGAL (0.7%)
    Cimpor-Cimentos de Portugal S.A........      192,720    $  4,975
                                                            --------
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  SPAIN (3.5%)
    Iberdrola S.A..........................      738,500      11,263
    (a)Telefonica de Espana................      302,302      14,580
                                                            --------
                                                              25,843
                                                            --------
  SWEDEN (0.9%)
    Nordbanken Holding AB..................    1,120,650       6,576
                                                            --------
  SWITZERLAND (8.9%)
    Cie Financiere Richemont AG 'A'........       13,720      26,437
    Forbo Holding AG (Registered)..........       13,100       5,217
    Holderbank Financiere Glarus AG 'B'
      (Bearer).............................        7,404       8,756
    Nestle S.A. (Registered)...............       11,680      21,084
    Swisscom AG (Registered)...............       10,500       3,958
                                                            --------
                                                              65,452
                                                            --------
  UNITED KINGDOM (11.0%)
    Allied Domecq plc......................    1,047,200      10,110
    Blue Circle Industries plc.............      823,750       5,484
    Burmah Castrol plc.....................      409,487       7,777
    Imperial Tobacco Group plc.............      665,300       7,262
    Invensys plc...........................    1,447,940       6,858
    Reckitt & Colman plc...................    1,353,243      14,121
    Royal & Sun Alliance Insurance Group
      plc..................................    1,138,911      10,222
    Sainsbury (J) plc......................    1,479,600       9,336
    Wolseley plc...........................      618,100       4,656
    WPP Group plc..........................      633,000       5,357
                                                            --------
                                                              81,183
                                                            --------
  UNITED STATES (33.7%)
    Albertson's, Inc.......................      446,418      23,018
    Aluminum Co. of America................       68,000       4,208
    (a)BJ's Wholesale Club, Inc............      273,200       8,213
    Boise Cascade Corp.....................      135,900       5,844
    Borg-Warner Automotive, Inc............      126,450       6,955
    (a)Cadiz Land Co., Inc.................      403,898       3,812
    Chase Manhattan Corp...................       88,950       7,705
    COMSAT Corp............................      453,700      14,745
    (a)Data General Corp...................      522,100       7,603
    Enhance Financial Services Group,
      Inc..................................      393,000       7,762
    FINOVA Group, Inc......................      192,605      10,136
    (a)GenRad, Inc.........................      415,500       8,648
    Georgia-Pacific Corp...................       79,700       3,776
    Goodrich (B.F.) Co.....................      169,200       7,191
    Houghton Mifflin Co....................      350,963      16,517
    IBP, Inc...............................      200,000       4,750
    MBIA, Inc..............................      215,110      13,928
    Mellon Bank Corp.......................      312,100      11,353
    (a)NCR Corp............................       98,900       4,828
    (a)Noble Drilling Corp.................      190,700       3,754
    (a)Ocean Energy, Inc...................      498,070       4,794
    Pharmacia & Upjohn, Inc................       33,200       1,886
    Philip Morris Cos., Inc................      640,970      25,759
    Rite Aid Corp..........................      143,400       3,531
    Sears, Roebuck & Co....................        6,500         290
    Tenneco, Inc...........................      149,400       3,567
    Terra Nova (Bermuda) Holdings Ltd.
      'A'..................................      199,100       5,363
  UNITED STATES (CONT.)
    Tupperware Corp........................      320,400    $  8,170
    Unicom Corp............................      337,700      13,023
    U.S. Bancorp...........................      105,600       3,590

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    UST Corp...............................      124,100       3,754
                                                            --------
                                                             248,473
                                                            --------
TOTAL COMMON STOCKS.....................................     709,995
                                                            --------
PREFERRED STOCK (0.8%)
  GERMANY (0.8%)
    Volkswagen AG..........................      163,600       6,149
                                                            --------
TOTAL LONG-TERM INVESTMENTS (97.3%) (COST $654,745).....     716,144
                                                            --------

                                                     PAR
                                                   VALUE       VALUE
                                                   (000)       (000)
--------------------------------------------------------------------

SHORT-TERM INVESTMENT (2.7%)
  REPURCHASE AGREEMENT (2.7%)
    Chase Securities, Inc., 4.55%, dated
      6/30/99,                                 $  19,800
      due 7/1/99, to be repurchased at $19,803,
      collateralized by $13,255 U.S. Treasury
      Bonds, 11.25%, due 2/15/15, valued at
      $20,426 (COST $19,800)............................    $ 19,800
                                                            --------
TOTAL INVESTMENTS IN SECURITIES (100.0%) (COST
  $674,545).............................................     735,944
                                                     PAR
                                                   VALUE       VALUE
                                                   (000)       (000)
--------------------------------------------------------------------
FOREIGN CURRENCY (0.1%) (COST $1,140)...................       1,139
                                                            --------
TOTAL INVESTMENTS (100.1%) (COST $675,685)..............     737,083
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)...........        (873)
                                                            --------
NET ASSETS (100%).......................................    $736,210
                                                            ========

---------------

(a)         --  Non-income producing security
ADR         --  American Depositary Receipt
RFD         --  Ranked for Dividend

--------------------------------------------------------------------------------
          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                               VALUE     PERCENT OF
INDUSTRY                                                       (000)     NET ASSETS
--------                                                      --------   ----------
Consumer Goods..............................................  $227,232      30.9%
Services....................................................   162,862      22.1
Finance.....................................................   131,976      17.9
Materials...................................................    73,622      10.0
Energy......................................................    64,180       8.7
Capital Equipment...........................................    45,847       6.3
Diversified Operations......................................    10,425       1.4
                                                              --------      ----
                                                              $716,144      97.3%
                                                              ========      ====

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $674,545).......      $735,944
  Foreign Currency (Cost $1,140)............................         1,139
  Receivable for:
    Dividends...............................................         2,320
    Foreign Withholding Tax Reclaim.........................           678
    Investments Sold........................................           498
    Fund Shares Sold........................................           379
    Interest................................................             3
  Deferred Organizational Costs.............................            15
  Other.....................................................            90
                                                                  --------
    Total Assets............................................       741,066
                                                                  --------
LIABILITIES:
  Payable for:
    Investments Purchased...................................         1,371
    Fund Shares Redeemed....................................         1,175
    Distribution Fees.......................................         1,132
    Investment Advisory Fees................................           605
    Administrative Fees.....................................           152
    Transfer Agent Fees.....................................           101
    Custody Fees............................................            96
    Shareholder Reporting Expenses..........................            88
    Professional Fees.......................................            73
    Bank Overdraft..........................................            22
    Directors' Fees and Expenses............................            41
                                                                  --------
    Total Liabilities.......................................         4,856
                                                                  --------
  NET ASSETS................................................      $736,210
                                                                  ========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $     64
  Paid in Capital in Excess of Par..........................       650,388
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations...................................        61,356
  Accumulated Net Realized Gain.............................        24,214
  Undistributed Net Investment Income.......................           188
                                                                  --------
NET ASSETS..................................................      $736,210
                                                                  ========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $76,730,861 and 6,690,456 Shares
    Outstanding)............................................      $  11.47
                                                                  ========
  Maximum Sales Charge......................................         5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge))..............      $  12.17
                                                                  ========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $596,339,278 and 52,200,891 Shares
    Outstanding)*...........................................      $  11.42
                                                                  ========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $63,139,799 and 5,527,471 Shares
    Outstanding)*...........................................      $  11.42
                                                                  ========

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $ 15,474
  Interest..................................................         1,303
  Less Foreign Taxes Withheld...............................        (1,258)
                                                                  --------
   Total Income.............................................        15,519
                                                                  --------
EXPENSES:
  Investment Advisory Fees..................................         7,424
  Distribution Fees (Attributed to Classes A, B, and C of
    $191, $6,007, and $657, respectively)...................         6,855
  Administrative Fees.......................................         1,867
  Shareholder Reports.......................................           311
  Transfer Agent Fees.......................................           264
  Custodian Fees............................................           214
  Professional Fees.........................................           115
  Filing and Registration fees..............................            75
  Amortization of Organizational Costs......................            38
  Directors' Fees and Expenses..............................            32
  Other.....................................................            33
                                                                  --------
   Total Expenses...........................................        17,228
                                                                  --------
Net Investment Income/Loss..................................        (1,709)
                                                                  --------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................        24,305
  Foreign Currency Transactions.............................          (535)
                                                                  --------
   Net Realized Gain/Loss...................................        23,770
                                                                  --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................        61,355
                                                                  --------
  End of the Period:
    Investments.............................................        61,399
    Foreign Currency Translations...........................           (43)
                                                                  --------
                                                                    61,356
                                                                  --------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................             1
                                                                  --------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................        23,771
                                                                  --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 22,062
                                                                  ========

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      YEAR ENDED       OCTOBER 29, 1997* TO
                                                                   JUNE 30, 1999              JUNE 30, 1998
                                                                           (000)                      (000)
-----------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $      (1,709)       $               844
  Net Realized Gain/Loss....................................             23,770                      1,689
  Net Unrealized Appreciation/Depreciation..................                  1                     61,355
                                                                  -------------        -------------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................             22,062                     63,888
                                                                  -------------        -------------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................               (532)                       (88)
  Class B...................................................               (472)                      (188)
  Class C...................................................                (52)                       (18)
  In Excess of Net Investment Income:
  Class A...................................................                (94)                        --
  Class B...................................................                (83)                        --
  Class C...................................................                 (9)                        --
                                                                  -------------        -------------------
                                                                         (1,242)                      (294)
                                                                  -------------        -------------------
  Net Realized Gain:
  Class A...................................................                (97)                        --
  Class B...................................................               (796)                        --
  Class C...................................................                (87)                        --
                                                                  -------------        -------------------
                                                                           (980)                        --
                                                                  -------------        -------------------
  Net Decrease in Net Assets Resulting from Distributions...             (2,222)                      (294)
                                                                  -------------        -------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................            166,640                    739,265
  Distributions Reinvested..................................              2,068                        276
  Redeemed..................................................           (225,647)                   (29,826)
                                                                  -------------        -------------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................            (56,939)                   709,715
                                                                  -------------        -------------------
  Total Increase/Decrease in Net Assets.....................            (37,099)                   773,309
NET ASSETS--Beginning of Period.............................            773,309                         --
                                                                  -------------        -------------------
NET ASSETS--End of Period (Including undistributed net
  investment income of $188 and $1,301, respectively).......      $     736,210        $           773,309
                                                                  =============        ===================
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed.............................................              7,057                      7,876
     Distributions Reinvested...............................                 60                          8
     Redeemed...............................................             (7,666)                      (645)
                                                                  -------------        -------------------
   Net Increase/Decrease in Class A Shares Outstanding......               (549)                     7,239
                                                                  =============        ===================
   Dollars:
     Subscribed.............................................      $      76,578        $            81,031
     Distributions Reinvested...............................                652                         78
     Redeemed...............................................            (82,720)                    (7,009)
                                                                  -------------        -------------------
   Net Increase/Decrease....................................      $      (5,490)       $            74,100
                                                                  =============        ===================
   Ending Paid in Capital...................................      $      68,606+       $            74,096
                                                                  =============        ===================
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed.............................................              7,094                     57,900
     Distributions Reinvested...............................                118                         19
     Redeemed...............................................            (11,280)                    (1,650)
                                                                  -------------        -------------------
   Net Increase/Decrease in Class B Shares Outstanding......             (4,068)                    56,269
                                                                  =============        ===================
   Dollars:
     Subscribed.............................................      $      75,705        $           588,891
     Distributions Reinvested...............................              1,280                        180
     Redeemed...............................................           (120,388)                   (17,780)
                                                                  -------------        -------------------
   Net Increase/Decrease....................................      $     (43,403)       $           571,291
                                                                  =============        ===================
   Ending Paid in Capital...................................      $     527,856+       $           571,259
                                                                  =============        ===================
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed.............................................              1,344                      6,752
     Distributions Reinvested...............................                 13                          2
     Redeemed...............................................             (2,112)                      (472)
                                                                  -------------        -------------------
   Net Increase in Class C Shares Outstanding...............               (755)                     6,282
                                                                  =============        ===================
   Dollars:
     Subscribed.............................................      $      14,357        $            69,343
     Distributions Reinvested...............................                136                         18
     Redeemed...............................................            (22,539)                    (5,037)
                                                                  -------------        -------------------
   Net Increase/Decrease....................................      $      (8,046)       $            64,324
                                                                  =============        ===================
   Ending Paid in Capital...................................      $      56,274+       $            64,320
                                                                  =============        ===================
---------------
* Commencement of operations
+ Ending Paid in Capital amounts do not reflect permanent
  book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         CLASS A                               CLASS B
                                           -----------------------------------   -----------------------------------
                                               YEAR ENDED    OCTOBER 29, 1997*       YEAR ENDED    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS         JUNE 30, 1999#     TO JUNE 30, 1998   JUNE 30, 1999#     TO JUNE 30, 1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $       11.122    $          10.00    $       11.076    $          10.00
                                           --------------    ----------------    --------------    ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............           0.047                0.06            (0.033)               0.01
  Net Realized and Unrealized Gain/Loss..           0.404                1.08             0.405                1.07
                                           --------------    ----------------    --------------    ----------------
  Total From Investment Operations.......           0.451                1.14             0.372                1.08
                                           --------------    ----------------    --------------    ----------------
DISTRIBUTIONS
  Net Investment Income..................          (0.076)              (0.02)           (0.008)                 --
  In Excess of Net Investment Income.....          (0.014)                 --            (0.002)                 --
  Net Realized Gain......................          (0.014)                 --            (0.014)                 --
                                           --------------    ----------------    --------------    ----------------
  Total Distributions....................          (0.104)              (0.02)           (0.024)                 --
                                           --------------    ----------------    --------------    ----------------
NET ASSET VALUE, END OF PERIOD...........  $       11.469    $          11.12    $       11.424    $          11.08
                                           ==============    ================    ==============    ================
TOTAL RETURN (1).........................            4.05%              11.38%**           3.29%              10.84%**
                                           ==============    ================    ==============    ================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)........  $       76,731    $         80,508    $      596,339    $        623,229
Ratio of Expenses to Average Net
  Assets.................................            1.65%               1.70%             2.40%               2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets.....................            0.44%               0.88%            (0.31)%              0.12%
Portfolio Turnover Rate..................              40%                  4%**             40%                  4%**

                                                         CLASS C
                                           -----------------------------------
                                               YEAR ENDED    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS         JUNE 30, 1999#     TO JUNE 30, 1998
-----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $       11.075    $          10.00
                                           --------------    ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............          (0.034)               0.01
  Net Realized and Unrealized Gain/Loss..           0.406                1.06
                                           --------------    ----------------
  Total From Investment Operations.......           0.372                1.07
                                           --------------    ----------------
DISTRIBUTIONS
  Net Investment Income..................          (0.008)                 --
  In Excess of Net Investment Income.....          (0.002)                 --
  Net Realized Gain......................          (0.014)                 --
                                           --------------    ----------------
  Total Distributions....................          (0.024)                 --
                                           --------------    ----------------
NET ASSET VALUE, END OF PERIOD...........  $       11.423    $          11.07
                                           ==============    ================
TOTAL RETURN (1).........................            3.39%              10.74%**
                                           ==============    ================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)........  $       63,140    $         69,572
Ratio of Expenses to Average Net
  Assets.................................            2.40%               2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets.....................           (0.32)%              0.13%
Portfolio Turnover Rate..................              40%                  4%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT
                                                    DEFERRED
                                                  SALES CHARGE
                                               -------------------
YEAR OF REDEMPTION                             CLASS B    CLASS C
------------------                             --------   --------
First........................................   5.00%      1.00%
Second.......................................   4.00%       None
Third........................................   3.00%       None
Fourth.......................................   2.50%       None
Fifth........................................   1.50%       None
Thereafter...................................    None       None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income and expenses transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

                         VAN KAMPEN GLOBAL EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999 for U.S. Federal income tax purposes, net currency losses of approximately $147,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                       NET
                                  APPRECIATION/
  COST     APPREC.     DEPREC.    DEPRECIATION
 (000)      (000)       (000)         (000)
--------   --------   ---------   -------------
$674,545   $104,455   $(43,056)      $61,399

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $2,284,000 has been reclassified from paid in capital in excess of par with $1,838,000 posted to undistributed net investment income and $446,000 posted to accumulated net realized gain.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of presenting net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                   CLASS B
                  CLASS A        AND CLASS C
               MAX. OPERATING   MAX. OPERATING
ADVISORY FEE   EXPENSE RATIO    EXPENSE RATIO
------------   --------------   --------------
   1.00 %           1.80%            2.55%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $35,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the

                         VAN KAMPEN GLOBAL EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999
Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $431,221 for Class A shares and deferred sales charges of $40,909, $2,591,742, and $53,302 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $49,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $106,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $287,379,000 and sales of approximately $318,704,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Global Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------

COMMON STOCKS (86.8%)
  AUSTRALIA (2.4%)
    Amcor Ltd.............................        43,942    $    243
    AMP Ltd...............................        63,305         690
    Australian Gas Light Co., Ltd.........        25,593         155
    Boral Ltd.............................        76,468         129
    Brambles Industries Ltd...............        14,761         387
    Broken Hill Proprietary Co., Ltd......       135,000       1,558
    Coca-Cola Amatil Ltd..................        64,066         257
    Coles Myer Ltd........................        73,971         429
    Colonial Ltd..........................        60,692         214
    CSL Ltd...............................         7,167          62
    CSR Ltd...............................        69,030         197
    Faulding (F.H.) & Co. Ltd.............         8,373          51
    Fosters Brewing Ltd...................       119,412         335
    General Property Trust................        92,060         149
    GIO Australia Holdings Ltd............        45,469         110
    Goodman Fielder Ltd...................        90,483          80
    Leighton Holdings Ltd.................        18,450          72
    Lend Lease Corp., Ltd.................        36,172         495
    Mayne Nickless Ltd....................        24,819          85
    National Australia Bank Ltd...........        89,258       1,471
    News Corp., Ltd.......................       126,779       1,078
    Normandy Mining Ltd...................       133,037          88
    North Broken Hill Peko Ltd............        64,684         131
    Orica Ltd.............................        19,541         106
    Pacific Dunlop Ltd....................        72,472         104
    Pioneer International Ltd.............        62,368         158
    QBE Insurance Group Ltd...............        27,089         103
    Rio Tinto Ltd.........................        12,573         205
    Santos Ltd............................        40,735         133
    Schroders Property Fund...............        26,497          41
    Smith (Howard) Ltd....................        13,530         103
    Southcorp Holdings Ltd................        42,987         173
    (a)Stockland Trust Group..............           441           1
    Stockland Trust Group.................        21,230          48
    Suncorp-Metway Ltd....................        21,378         127
    TABCORP Holdings Ltd..................        22,004         148
    Telstra Corp., Ltd....................       326,031       1,861
    Wesfarmers Ltd........................        12,783         115
    Westfield Trust.......................        86,614         175
    (a)Westfield Trust (New)..............         1,438           3
    Westpac Banking Corp., Ltd............       122,607         792
    WMC Ltd...............................       121,589         520
    Woolworths Ltd........................        76,969         255
                                                            --------
                                                              13,637
                                                            --------
  AUSTRIA (0.7%)
    Austria Mikro Systems International
      AG..................................           503          18
    Austria Tabakwerke AG.................         3,719         217
    Austrian Airlines Osterreichische
      Luftverkehrs AG.....................         4,142         100
    Bank Austria AG.......................        19,144       1,008
    Bau Holdings AG.......................           795          25
    Boehler-Udderholm AG..................         1,866          93
    BWT AG................................           285          54
    Flughafen Wein AG.....................         3,589         151
    Generali AG...........................         1,197         220
    Lenzing AG............................           625          36
    Mayr-Melnhof Karton AG................         2,026          92
    Oesterreichische Brau-Beteiligungs
      AG..................................         1,548          69
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    Oesterreichish Elektrizitaets 'A'.....         5,159    $    752
    OMV AG................................         4,517         403
    Radex-Heraklith Industriebet AG.......         2,366          64
    VA Technologies AG....................         2,535         230
    Wienerberger Baustoffindustrie AG.....        11,680         303
                                                            --------
                                                               3,835
                                                            --------
  CANADA (1.2%)
    Abitibi-Consolidated, Inc.............         4,200          48
    Agrium, Inc...........................         3,100          27
    Alberta Energy Co., Ltd...............         2,400          77
    Alcan Aluminum Ltd....................         4,900         155
    (a)Anderson Exploration Ltd...........         2,800          37
    Bank of Montreal......................         5,600         203
    Bank of Nova Scotia...................        10,100         219
    Barrick Gold Corp.....................         8,200         159
    Barrick Gold Corp.....................         9,400         181
    BCE, Inc..............................        13,500         657
    (a)BCT.Telus Communications, Inc......         1,865          45
    BCT.Telus Communications, Inc. 'A'....           621          15
    Bombardier, Inc. 'A'..................        13,800         211
    Cameco Corp...........................         1,200          25
    (a)Canadian Hunter Exploration Ltd....         1,350          20
    Canadian Imperial Bank of Commerce....         8,400         200
    (a)Canadian Natural Resources Ltd.....         2,100          41
    Canadian Occidental Petroleum Ltd.....         3,000          48
    Canadian Pacific Ltd..................         7,300         173
    Canadian Tire Corp. 'A'...............         2,000          58
    Cominco Ltd...........................         1,900          32
    Dofasco, Inc..........................         2,200          36
    Edperbarascan Corp. 'A'...............         3,600          55
    (a)Fairfax Financial Holdings Ltd.....           200          54
    George Weston Ltd.....................         2,900         128
    (a)Gulf Canada Resources Ltd..........        19,900          82
    Imasco Ltd............................         9,000         242
    Imperial Oil Ltd......................        10,000         190
    Inco Ltd..............................         3,600          64
    Laidlaw, Inc. 'B'.....................         7,100          52
    (a)Loewen Group, Inc..................         1,600           1
    Macmillan Bloedel Ltd.................         3,000          54
    Magna International, Inc. 'A'.........         1,600          90
    MDS Inc. 'B'..........................         1,300          28
    National Bank of Canada...............         3,800          50
    (a)Newbridge Networks Corp............         3,600         103
    Nexfor, Inc...........................         2,354          15
    Noranda, Inc..........................         5,400          71
    Northern Telecom Ltd..................        13,600       1,162
    NOVA Chemicals Corp...................           208           5
    Petro-Canada..........................         6,200          85
    Placer Dome, Inc......................        22,560         262
    (a)Poco Petroleums Ltd................         3,200          26
    Potash Corp. of Saskatchewan, Inc.....         1,200          62
    Power Corp. of Canada.................         3,600          69
    Quebecor, Inc. 'B'....................         1,700          41
    (a)Renaissance Energy Ltd.............         3,200          43
    (a)Rogers Communication, Inc. 'B'.....         3,700          59
    Royal Bank of Canada..................         6,500         287
    Seagram Co., Ltd......................         7,400         368
    Suncor Energy, Inc....................         2,400          98
    (a)Talisman Energy, Inc...............         2,300          62
    Thomson Corp..........................        12,600         380

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  CANADA (CONT.)
    TransAlta Corp........................         1,800    $     27
    Transcanada Pipelines Ltd.............        10,344         146
    Westcoast Energy, Inc.................         2,600          51
                                                            --------
                                                               7,179
                                                            --------
  FRANCE (1.8%)
    Accor S.A.............................           396         100
    Alcatel...............................         5,046         711
    Axa...................................         3,452         422
    Banque Nationale de Paris.............         2,154         180
    BIC Corp..............................           643          34
    Bouygues..............................           292          77
    Canal Plus............................           322          90
    Cap Gemini S.A........................         1,817         286
    Carrefour S.A.........................         2,406         354
    Cie de Saint-Gobain...................         1,041         166
    Dassault Systemes S.A.................         3,172         105
    Elf Aquitaine.........................         2,911         428
    Eridania Beghin-Say S.A...............           451          65
    Essilor International.................           141          44
    Etablissements Economiques du Casino
      Guichard-Perrachon..................           800          70
    France Telecom S.A....................         6,286         475
    Groupe Danone RFD.....................           658         170
    Klepierre.............................         6,678         627
    L'air Liquide.........................           959         151
    L'Oreal...............................           688         466
    Lafarge S.A...........................         1,141         109
    Lagardere S.C.A.......................         1,495          56
    Legrand S.A...........................           299          61
    (a)LVMH Moet Hennessy Louis Vuitton...           921         270
    Michelin (C.G.D.E.) 'B'...............         2,247          92
    Paribas...............................         1,846         207
    Pernod-Ricard.........................           742          50
    Pinault-Printemps-Redoute.............         1,235         212
    Promodes..............................           198         130
    PSA Peugeot Citroen S.A...............           549          87
    Rhone-Poulenc S.A. 'A'................         3,917         179
    Sagem.................................            30          20
    Sanofi-Synthelabo S.A.................         4,528         192
    Schneider S.A.........................         1,810         102
    Silic.................................         1,723         271
    Simco S.A. (Registered)...............         8,930         756
    Societe Fonciere Lyonnaise............         1,725         246
    Societe Generale......................         1,008         178
    Sodexho S.A...........................           650         112
    Suez Lyonnaise des Eaux...............         1,493         270
    Thomson CSF S.A.......................         1,735          60
    (a)Total S.A. 'B'.....................         2,710         350
    Unibail...............................         6,450         826
    Usinor Sacilor........................         3,012          45
    (a)Valeo S.A..........................           935          77
    Vivendi...............................         4,941         401
                                                            --------
                                                              10,380
                                                            --------
  GERMANY (3.4%)
    Adidas-Salomon AG.....................         1,483         145
    Agiv AG...............................         1,450          33
    Allianz AG............................         7,292       2,040
    AMB Aachener & Muenchener
      Beteiligungs AG.....................           600    $     60
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    BASF AG...............................        18,500         814
    Bayer AG..............................        21,300         887
    Bayer Vereinsbank AG..................        12,025         766
    Bilfinger & Berger Bau AG.............         1,950          48
    Brau und Brunnen AG...................            33           2
    CKAG Colonia Konzern AG...............           717          68
    Continental AG........................         3,533          85
    Daimler-Chrysler AG...................             1           -
    Daimler-Chrysler AG...................        29,729       2,600
    (a)Degussa AG.........................         2,183          91
    Deutsche Bank AG......................        15,100         921
    (a)Deutsche Telekom AG................        39,688       1,670
    Dresdner Bank AG......................        14,617         569
    FAG Kugelfischer Georg Schaefer AG....         4,500          44
    Heidelberger Zement AG................           603          49
    Hochtief AG...........................         3,183         145
    Karstadt AG...........................           350         167
    Kloeckner-Humboldt-Deutz AG...........         2,067          14
    Linde AG..............................           233         140
    Lufthansa AG..........................        10,700         195
    MAN AG................................         3,500         119
    Mannesmann AG.........................         6,620         991
    Merck KGaA AG.........................         6,440         209
    Metro AG..............................         7,057         450
    (a)Metro AG...........................           600           3
    Muenchener Rueckversicherungs-
      Gesellschaft AG (Registered)........         2,447         462
    Muenchener Rueckversicherungs-
      Gesellschaft AG (Registered)........         2,447         457
    Preussag AG...........................         5,000         270
    RWE AG................................        12,704         589
    SAP AG................................         1,727         593
    Schering AG...........................         2,300         246
    Siemens AG............................        16,783       1,296
    (a)Thyssen AG.........................        12,170         267
    VEBA AG...............................        14,733         870
    Viag AG...............................           845         393
    Volkswagen AG.........................         8,730         564
                                                            --------
                                                              19,332
                                                            --------
  GREECE (0.0%)
    Alpha Credit Bank S.A.................         1,387          90
                                                            --------
  HONG KONG (1.0%)
    Bank of East Asia.....................        41,800         106
    Cathay Pacific Airways Ltd............        93,000         143
    Cheung Kong Holdings Ltd..............        72,000         640
    CLP Holdings Ltd......................        79,500         386
    Dickson Concepts International Ltd....        25,000          18
    Hang Lung Development Corp............        48,000          59
    Hang Seng Bank Ltd....................        59,200         662
    (a)Hong Kong & China Gas Co., Ltd.....       150,000         217
    Hong Kong Land Holdings Ltd...........           508           1
    Hong Kong Shanghai Hotels.............        22,000          19
    Hong Kong Telecommunications Ltd......       358,800         932
    Hopewell Holdings Ltd.................        51,000          39
    Hutchison Whampoa Ltd.................       108,000         978
    Hysan Development Co..................        33,781          51
    Johnson Electric Holdings Ltd.........        26,000         107

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  HONG KONG (CONT.)
    New World Development Co., Ltd........        67,000    $    201
    Shangri-La Asia Ltd...................        32,000          39
    Sino Land Co..........................        74,001          42
    South China Morning Post..............        62,000          35
    Sun Hung Kai Properties Ltd...........        67,000         611
    Swire Pacific Ltd. 'A'................        48,500         240
    Television Broadcasting Ltd...........        11,000          52
    Wharf Holdings Ltd....................        68,000         212
                                                            --------
                                                               5,790
                                                            --------
  ITALY (2.5%)
    Alitalia..............................        62,254         162
    Assicurazioni Generali S.p.A..........        44,676       1,550
    Banca Commerciale Italiana............        81,300         594
    Banco Ambrosiano Veneto...............        85,900         413
    Banco Popolare di Milano..............        11,000          85
    Benetton Group S.p.A..................        76,300         150
    Burgo Cartiere S.p.A..................         3,700          24
    CIR-Compagnie Industriali Riunite
      S.p.A...............................           700           1
    Credito Italiano S.p.A................       196,215         863
    Edison S.p.A..........................        31,000         269
    Ente Nazionale Idrocarburi S.p.A......       360,000       2,152
    Falck Acciaierie & Ferriere
      Lombarde............................         2,000          15
    Fiat S.p.A............................       261,630         829
    Fiat S.p.A. di Risp NCS...............        44,970          77
    Impreglio S.p.A.......................        21,000          18
    Istituto Nazionale delle Assicurazioni
      (INA)...............................       176,680         410
    Italcementi S.p.A.....................         7,300          93
    Italcementi S.p.A.....................        10,150          51
    Italgas...............................        20,400          86
    La Rinascente S.p.A...................         9,878          75
    Magneti Marelli S.p.A.................        14,000          19
    Mediaset S.p.A........................        49,000         436
    Mediobanca S.p.A......................        29,260         307
    Montedison S.p.A......................        92,616         151
    Montedison S.p.A. di Risp NCS.........        30,628          36
    (a)Olivetti Group.....................        76,180         183
    Parmalat Finanziaria S.p.A............        79,640         104
    Pirelli S.p.A.........................       100,000         273
    R.A.S.................................        21,769         212
    R.A.S. di Risp........................           462           4
    S.A.I.................................           250           1
    S.A.I.................................         6,100          63
    San Paolo-Imi S.p.A...................        62,176         847
    Sirti S.p.A...........................         8,000          39
    Snia BPD S.p.A........................        41,000          51
    Telecom Italia Mobile S.p.A...........       178,400       1,067
    Telecom Italia Mobile S.p.A. RNC......        43,400         160
    Telecom Italia S.p.A..................        30,162         164
    Telecom Italia S.p.A..................        96,388       1,003
    Unione Immobiliare S.p.A..............     2,666,907       1,184
                                                            --------
                                                              14,221
                                                            --------
  JAPAN (10.9%)
    Acom Co., Ltd.........................         4,500         389
    Ajinomoto Co., Inc....................        45,800         523
    (a)Aoki Corp..........................        47,800          30
    Asahi Bank Ltd........................        64,500         310
    Asahi Breweries Ltd...................        29,000         361
    Asahi Chemical Industry Co., Ltd......        85,400         474
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    Asahi Glass Co........................        80,600    $    523
    Bank of Tokyo-Mitsubishi Ltd..........       180,600       2,574
    Bank of Yokohama......................        23,500          60
    Bridgestone Corp......................        32,000         969
    Canon, Inc............................        34,800       1,002
    Casio Computer Co., Ltd...............        17,000         129
    Chiba Bank Ltd........................        22,800          84
    Chugai Pharmaceutical Ltd.............        29,800         321
    Credit Saison Co., Ltd................         5,100         107
    Dai Nippon Printing Co., Ltd..........        32,800         525
    Daiei, Inc............................        29,800         102
    Daikin Industries Ltd.................        28,800         335
    Daiwa House Industry..................        29,800         314
    Daiwa Securities Co., Ltd.............       108,000         715
    Denso Corp............................        10,600         216
    East Japan Railway Co.................           170         914
    Ebara Corp............................        19,800         236
    Fanuc Co..............................        12,200         656
    Fuji Bank.............................       171,000       1,194
    Fuji Photo Film Co....................        17,000         644
    Fujitsu Ltd...........................        70,600       1,422
    Furukawa Electric Co., Ltd............        20,800          96
    Gunma Bank Ltd........................        11,000          69
    Hankyu Corp...........................        37,000         147
    (a)Hazama Corp........................        28,000          23
    Hitachi Ltd...........................       143,000       1,343
    Honda Motor Co........................        34,000       1,443
    Industrial Bank of Japan Ltd..........        79,000         627
    Ito-Yokado Co., Ltd...................        14,000         938
    Japan Airlines Co., Ltd...............        90,000         298
    Japan Energy Corp.....................        67,600          79
    Joyo Bank.............................        11,800          46
    Jusco Co..............................        14,800         269
    Kajima Corp...........................        55,600         202
    Kansai Electric Power Co..............        36,600         696
    KAO Corp..............................        37,800       1,063
    Kawasaki Steel Corp...................        45,600          85
    Kinki Nippon Railway Co., Ltd.........        65,600         323
    Kirin Brewery Co., Ltd................        57,600         691
    Komatsu Ltd...........................        52,600         336
    Kubota Corp...........................        81,400         244
    Kumagai Gumi Co., Ltd.................        88,600          99
    Kyocera Corp..........................         8,500         499
    Kyowa Hakko Kogyo Co., Ltd............        26,800         154
    Marubeni Corp.........................        77,200         162
    Marui Co., Ltd........................         6,800         113
    Matsushita Electric Industrial Co.,
      Ltd.................................        72,400       1,408
    Mitsubishi Chemical Corp..............        86,000         298
    Mitsubishi Corp.......................        76,000         516
    Mitsubishi Electric Corp..............       101,400         390
    Mitsubishi Estate Co., Ltd............        24,000         234
    Mitsubishi Heavy Industries Ltd.......       155,000         630
    Mitsubishi Materials Corp.............        54,600         122
    Mitsubishi Trust and Banking Corp.....        38,000         370
    Mitsui & Co...........................        78,200         546
    Mitsui Engineering & Shipbuilding Co.,
      Ltd.................................        56,600          64
    Mitsui Fudosan Co., Ltd...............        18,000         146
    Mitsui Trust & Banking Co., Ltd.......         1,400           2
    Mitsukoshi Ltd........................        29,800         130
    Murata Manufacturing Co., Inc.........        12,000         790
    Mycal Corp............................        18,800         118

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  JAPAN (CONT.)
    NEC Corp..............................        50,600    $    630
    New OJI Paper Co., Ltd................        57,600         334
    NGK Insulators Ltd....................        29,800         312
    Nippon Express Co., Ltd...............        22,000         132
    Nippon Fire & Marine Insurance Co.....        26,800          91
    Nippon Light Metal Co.................        26,800          40
    Nippon Meat Packers, Inc..............        26,800         350
    Nippon Oil Co.........................        82,600         349
    Nippon Steel Corp.....................       320,000         744
    Nippon Telegraph & Telephone Corp.
      ADR.................................           433       5,051
    Nippon Yusen Kabushiki Kaisha.........        80,400         310
    Nissan Fire & Marine Insurance Co.,
      Ltd.................................           350           1
    Nissan Motor Co., Ltd.................       102,400         490
    NKK Corp..............................       168,000         138
    Nomura Securities Co., Ltd............        55,000         645
    Odakyu Electric Railway Co............        31,800         107
    Orix Corp.............................         1,300         116
    Osaka Gas Co..........................       114,200         388
    Penta-Ocean Construction Co., Ltd.....        26,800          47
    Pioneer Electronic Corp...............         8,000         156
    Rohm Co...............................         3,000         470
    Sakura Bank Ltd.......................       108,200         411
    Sankyo Co., Ltd.......................        21,800         550
    Sanwa Bank Ltd........................        80,000         788
    Sanyo Electric Co., Ltd...............        73,400         299
    Secom Co..............................         6,800         709
    Sega Enterprises Ltd..................         5,800          77
    Sekisui House Ltd.....................        28,800         311
    Sharp Corp............................        48,600         575
    Shimano Inc...........................         8,000         190
    Shimizu Corp..........................        40,800         159
    Shin-Etsu Chemical Co.................        12,000         402
    Shiseido Co., Ltd.....................        13,000         195
    Shizuoka Bank.........................        15,800         158
    Showa Denko K.K.......................        54,600          70
    SMC Corp..............................         2,100         235
    Softbank Corp.........................           900         183
    Sony Corp.............................        12,000       1,296
    Sumitomo Bank Ltd.....................        69,000         857
    Sumitomo Chemical Co..................       108,200         497
    Sumitomo Corp.........................        55,400         406
    Sumitomo Electric Industries..........        38,800         442
    Sumitomo Forestry Co., Ltd............        17,000         132
    Sumitomo Metal Industries Ltd.........       103,400         129
    Sumitomo Metal Mining Co..............        28,000         116
    Sumitomo Osaka Cement Co., Ltd........        27,800          54
    Taisei Corp., Ltd.....................        57,600         127
    Taisho Pharmaceutical Co..............        17,000         563
    Taiyo Yuden Co., Ltd..................        33,000         542
    Takeda Chemical Industries............        32,800       1,522
    Teijin Ltd............................        57,600         234
    The 77 Bank Ltd.......................        12,000         105
    Tobu Railway Co.......................        36,800         104
    Tohoku Electric Power Co., Ltd........        19,500         296
    Tokai Bank Ltd........................        53,600         306
    Tokio Marine & Fire Insurance Co......        79,400         864
    Tokyo Electric Power Co...............        47,300       1,000
    Tokyo Electron Ltd....................         4,000         272
    Tokyo Gas Co..........................       108,200    $    267
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    Tokyu Corp............................        45,800         116
    Toppan Printing Co., Ltd..............        37,800         422
    Toray Industries, Inc.................        84,500         424
    Toto Ltd..............................        29,800         231
    Toyobo Ltd............................        58,600          89
    Toyota Motor Corp.....................       118,000       3,739
    Ube Industries Ltd....................        54,600         118
    Yokogawa Electric Corp................        30,000         177
                                                            --------
                                                              62,598
                                                            --------
  NETHERLANDS (3.5%)
    ABN Amro Holdings N.V.................        58,059       1,259
    Aegon N.V.............................        22,400       1,627
    Akzo Nobel N.V........................        13,319         561
    Buhrmann N.V..........................           122           2
    Elsevier N.V..........................        24,030         279
    Getronics N.V.........................         2,861         110
    Hagemeyer N.V.........................         4,384         143
    Heineken N.V..........................        12,409         636
    ING Groep N.V.........................        37,247       2,019
    KLM Royal Dutch Airlines N.V..........         3,379          96
    Koninklijke Ahold N.V.................        23,809         821
    KPN N.V...............................        11,250         529
    Oce N.V...............................         3,679          94
    Philips Electronics N.V...............        13,222       1,306
    Royal Dutch Petroleum.................        85,956       5,041
    Royal Dutch Petroleum Co., New York
      Shares..............................        28,700       1,729
    Schlumberger Ltd......................         7,900         503
    Stork N.V.............................           120           3
    TNT Post Group N.V....................        19,569         468
    (a)Unilever N.V. CVA..................        23,294       1,572
    (a)Unilever N.V.......................         7,500         523
    Vedior N.V............................         2,920          50
    Wolters Kluwer N.V....................        11,684         466
                                                            --------
                                                              19,837
                                                            --------
  SINGAPORE (1.5%)
    City Developments Ltd.................        99,000         634
    Comfort Group Ltd.....................        65,000          40
    Creative Technology Ltd...............        11,150         145
    Cycle & Carriage Ltd..................        19,000         109
    DBS Land Ltd..........................       131,000         262
    Development Bank of Singapore Ltd.
      (Foreign)...........................        76,000         929
    First Capital Corp....................        36,000          56
    Fraser & Neave Ltd....................        36,000         160
    Hotel Properties Ltd..................        49,000          51
    Inchcape Bhd..........................         5,000           8
    Keppel Corp...........................       105,000         358
    NatSteel Ltd..........................        45,000          79
    Neptune Orient Lines Ltd..............        28,000          34
    Oversea-Chinese Banking Corp., Ltd.
      (Foreign)...........................       119,000         993
    Overseas Union Enterprise Ltd.........        20,000          63
    Parkway Holdings Ltd..................        45,000         111
    Sembcorp Industries Ltd...............       148,235         235
    Singapore Airlines Ltd. (Foreign).....       112,000       1,066
    Singapore Press Holdings..............        45,000         767
    Singapore Technology Engineering
      Ltd.................................       355,000         403

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  SINGAPORE (CONT.)
    Singapore Telecommunications Ltd......       702,000    $  1,204
    Straits Trading Co., Ltd..............        13,000          17
    United Industrial Corp., Ltd..........       167,000         113
    United Overseas Bank Ltd. (Foreign)...        87,000         608
    United Overseas Land Ltd..............        74,000          83
    Venture Manufacturing Ltd.............        25,000         192
                                                            --------
                                                               8,720
                                                            --------
  SPAIN (2.1%)
    Acerinox S.A..........................         3,764         110
    ACS S.A...............................         2,802          80
    Argentaria S.A........................        26,319         600
    Autopistas Concesionaria Espanola
      S.A.................................        13,943         163
    Azucarere Ebro Agricolas S.A..........         3,766          58
    Banco Bilbao Vizcaya S.A.
      (Registered)........................       104,767       1,516
    Banco Santander Central Hispano
      S.A.................................       179,712       1,874
    Corporacion Financiera Alba S.A.......           753         122
    Corporacion Mapfre S.A................         3,696          75
    Empresa Nacional de Cellulosas S.A....            34           1
    Endesa S.A............................        49,484       1,057
    Energia y Industrias Aragonesas
      S.A.................................            12           -
    Fomento de Construcciones y Contratas
      S.A.................................         3,764         216
    Gas Natural SDG S.A. 'E'..............         7,527         548
    General de Aguas de Barcelona S.A.....         2,379         124
    Gropo Dragados, S.A...................         8,955         105
    Iberdrola S.A.........................        45,207         689
    Immobiliaria Metropolitana Vasco
      Central
      S.A.................................        27,499         539
    Prima Inmobiliaria S.A................        30,600         237
    Repsol S.A............................        48,858         999
    Sol Melia S.A.........................         1,647          70
    Tabacalera S.A. 'A'...................         8,964         181
    (a)Telefonica S.A.....................        33,095       1,596
    (a)TelePizza S.A......................        10,943          57
    Union Electrica Fenosa S.A............        14,986         196
    Vallehermoso S.A......................        90,415         877
    (a)Viscofan Industria Navarra de
      Envolturas Calulosicas S.A..........            68           1
    Zardoya-Otis S.A......................         1,264          32
                                                            --------
                                                              12,123
                                                            --------
  SWEDEN (1.7%)
    ABB AB 'A'............................         9,900         132
    ABB AB 'B'............................           700           9
    (a)ABB Ltd............................         3,005         282
    AGA AG 'B'............................         8,400         104
    Atlas Copco AB 'A'....................         6,650         182
    Atlas Copco AB 'B'....................         3,600          97
    Castellum AB..........................        31,600         299
    Diligentia AB.........................        51,786         404
    Drott AB 'B'..........................        32,300         263
    Electrolux AB 'B'.....................        15,900         334
    Ericsson AB...........................        68,700       2,211
    Fastighets AB Tornet..................        17,610         240
    ForeningsSparbanken AB................        27,450         389
    Hennes & Mauritz AB 'B'...............        42,400       1,051
    (a)NetCom Systems AB 'B'..............         3,400         115
    OM Gruppen AB.........................         3,800          43
    Sandvik AB 'A'........................        10,200         223
    Sandvik AB 'B'........................         4,200          93
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    SCA AB 'B'............................        11,500    $    299
    Securitas AB 'B'......................        20,200         303
    Skandia Forsakrings AB................        26,700         501
    Skandinaviska Enskilda Banken AB
      'A'.................................        31,100         364
    Skanska AB 'B'........................         6,500         246
    SKF AB 'B'............................         4,500          83
    Svenska Handelsbanken 'A'.............        33,600         405
    Svenskt Stal AB 'A'...................         6,300          79
    Trelleborg AB 'B'.....................         7,600          67
    Volvo AB 'A'..........................         7,600         220
    Volvo AB 'B'..........................        15,900         463
    Wm-Data AB 'B'........................         2,700         103
                                                            --------
                                                               9,604
                                                            --------
  SWITZERLAND (2.2%)
    ABB Ltd. (New)........................         3,969         375
    Adecco S.A. (Registered)..............           470         252
    Alusuisse-Lonza Holding AG
      (Registered)........................           160         187
    CS Holding AG (Registered)............         6,850       1,188
    Georg Fischer AG (Registered).........            85          28
    Holderbank Financiere Glarus AG
      (Bearer)............................           175         207
    Nestle S.A. (Registered)..............         1,005       1,814
    Novartis AG (Registered)..............         1,636       2,393
    Roche Holding AG (Bearer).............            42         693
    Roche Holding AG-Genusshein...........           177       1,823
    Sairgroup (Registered)................           405          85
    Schweizerische Rueckver
      (Registered)........................           375         715
    SGS Societe Generale de Surveillance
      Holding S.A. (Bearer)...............            50          52
    SMH AG (Bearer).......................           135          91
    Sulzer AG (Registered)................           110          67
    Swisscom AG (Registered)..............         1,090         411
    UBS AG (Registered)...................         5,181       1,549
    Valora Holding AG (Registered)........           165          38
    Zurich Allied AG (New)................         1,205         686
                                                            --------
                                                              12,654
                                                            --------
  UNITED KINGDOM (10.5%)
    Abbey National plc....................        40,603         763
    Albert Fisher Group plc...............        58,227          12
    Alldays plc...........................         3,096           4
    Allders plc...........................         4,039           9
    Allied Zurich plc.....................        43,182         543
    Amec plc..............................        11,811          48
    Anglian Water plc.....................        31,582         350
    Arjo Wiggins Appleton plc.............        28,433          99
    Associated British Foods plc..........        25,719         170
    Associated British Ports Holdings
      plc.................................        83,014         376
    AstraZeneca Group.....................        13,873         537
    AstraZeneca plc.......................        26,569       1,038
    BAA plc...............................        31,685         305
    Barclays plc..........................        40,838       1,189
    Barrat Developments plc...............        16,890          95
    Bass plc..............................        23,324         339
    BBA Group plc.........................         2,022          16
    Beazer Group plc......................        38,215         121
    Berisford plc.........................        26,471         101
    BG plc................................       112,642         689
    BICC plc..............................        31,967          46
    Blue Circle Industries plc............        52,594         350

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
    BOC Group plc.........................        16,708    $    327
    Boots Co. plc.........................        28,579         340
    BP Amoco plc..........................       234,126       4,199
    BPB Industries plc....................        77,860         462
    British Aerospace plc.................        55,389         360
    British Airways plc...................        31,222         216
    British American Tobacco plc..........        43,182         406
    British Land Co. plc..................       224,516       1,879
    British Sky Broadcasting Group plc....        46,468         431
    British Steel plc.....................        78,328         203
    British Telecommunications plc........       103,228       1,731
    Burmah Castrol plc....................        34,128         648
    Cable & Wireless plc..................        37,650         480
    Cadbury Schweppes plc.................        55,210         352
    Capital Shopping Centers plc..........        60,550         384
    Caradon plc...........................        97,945         232
    Carpetright plc.......................        16,769         104
    Centrica plc..........................       128,580         302
    Cobham plc............................        19,249         307
    Commercial Union plc..................        27,431         397
    Compass Group plc.....................        20,035         199
    Delta plc.............................         3,953           9
    Diageo plc............................        98,750       1,032
    Dialog Corporation plc................         7,331          11
    Emap plc..............................         9,770         171
    EMI Group plc.........................        80,014         642
    Enterprise Oil plc....................        40,199         262
    Firstgroup plc........................        38,972         212
    FKI plc...............................        31,227          97
    General Electric plc..................        79,686         813
    GKN plc...............................        42,906         733
    Glaxo Wellcome plc....................        85,295       2,372
    Granada Group plc.....................        25,911         481
    Grantchester Holdings plc.............       273,830         741
    Great Portland Estates plc............       140,530         486
    Great Universal Stores plc............        29,417         326
    Greycoat plc..........................         8,968          36
    Halifax plc...........................        66,139         790
    Hammerson plc.........................       100,910         756
    Hanson plc............................        59,228         526
    Hilton Group plc......................        43,911         174
    House of Fraser plc...................        22,703          31
    HSBC Holdings plc.....................        66,014       2,339
    Hyder plc.............................        39,193         467
    IMI plc...............................        37,585         152
    Imperial Chemical Industries plc......        21,041         208
    Invensys plc..........................       215,159       1,019
    Jarvis plc............................        21,676         101
    JBA Holdings plc......................         2,387           4
    Johnson Matthey plc...................        44,295         433
    Kingfisher plc........................        43,082         496
    Laird Group plc.......................        10,539          44
    Land Securities plc...................       201,165       2,707
    Lasmo plc.............................       135,898         311
    Legal & General Group plc.............       149,612         381
    Lex Service plc.......................        21,762         201
    LIMIT plc.............................        87,179         184
    Lloyds TSB Group plc..................       144,074       1,955
    London Clubs International plc........        31,795    $     72
    London Forfaiting Co., plc............        11,737          11
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    Lonmin plc............................        35,802         333
    Low & Bonar plc.......................         3,132          10
    Manchester United plc.................         3,027          10
    Marks & Spencer plc...................        79,288         459
    Mayflower Corporation plc.............           396           1
    McKechnie plc.........................         3,630          28
    Meggitt plc...........................         9,288          29
    MEPC plc..............................       169,153       1,377
    Mirror Group News Ord plc.............        32,562         127
    Misys plc.............................        72,884         624
    National Power plc....................        36,850         269
    Next plc..............................        42,540         517
    NFC plc...............................        64,004         208
    Ocean Group plc.......................         1,489          25
    (a)Parity plc.........................        14,245         140
    Pearson plc...........................             1           -
    Peninsular & Oriental Steam Navigation
      Co..................................        21,474         323
    Pennon Group plc......................        17,517         293
    Pilkington plc........................       213,754         311
    Powerscreen International plc.........         3,303          10
    Provident Financial plc...............             7          --
    Prudential Corp. plc..................        54,935         809
    Racal Electronic plc..................        15,431          94
    Railtrack Group plc...................        13,746         281
    Rank Group plc........................        68,009         271
    Reed International plc................        33,290         222
    Rentokil Initial plc..................        78,591         307
    Reuters Holdings plc..................        40,134         528
    Rexam plc.............................        22,695          92
    Rio Tinto plc.........................        31,413         527
    RMC Group plc.........................        12,110         195
    Rolls-Royce plc.......................        56,619         240
    Royal & Sun Alliance Insurance Group
      plc.................................        38,002         341
    Rugby Group plc.......................        20,156          36
    Safeway plc...........................        30,418         122
    Sainsbury (J) plc.....................        52,895         334
    Schroders Property Fund...............         4,417          90
    Scotia Holdings plc...................         8,881          16
    Scottish & Southern Energy plc........        34,834         357
    Scottish Power plc....................        36,236         313
    Skillsgroup plc.......................         2,700          13
    Slough Estates plc....................       189,716       1,077
    SmithKline Beecham plc................       146,865       1,910
    Smiths Industries plc.................         8,351         110
    Stagecoach Holdings plc...............        68,744         246
    Tarmac plc............................        40,831          77
    Tate & Lyle plc.......................        21,085         132
    Taylor Woodrow plc....................        19,736          57
    Tesco plc.............................        89,024         229
    Thames Water plc......................        14,894         236
    The Berkeley Group plc................        10,202         123
    TI Group plc..........................        17,948         120
    Torotrac plc..........................         2,634           8
    Unilever plc..........................        95,100         847
    United Utilities......................        19,397         236
    Vickers plc...........................         4,410          11
    Vodafone Group plc....................        49,284         972
    Wickes plc............................         1,852          11
    William Baird plc.....................        25,635          46

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
    WPP Group plc.........................        45,398    $    384
    Yorkshire Water plc...................        29,111         203
                                                            --------
                                                              60,262
                                                            --------
  UNITED STATES (41.4%)
    A.G. Edwards, Inc.....................         2,500          81
    A.H. Belo Corp., 'A'..................         4,200          83
    A.O. Smith Corp.......................         6,800         190
    AAR Corp..............................         6,600         150
    Abbott Laboratories...................        20,600         937
    (a)Abercrombie & Fitch Co. 'A'........         3,000         144
    ABM Industries, Inc...................         4,600         141
    (a)Acnielsen Corp.....................         2,100          64
    (a)Acxiom Corp........................        14,500         362
    Adac Laboratories, Inc................         4,300          31
    (a)ADC Telecom, Inc...................         3,900         178
    (a)Advo Inc...........................         4,600          95
    (a)AES Corp...........................         3,600         209
    AETNA, Inc............................         2,400         215
    AFLAC, Inc............................         7,400         354
    AGL Resources, Inc....................         2,100          39
    Air Express International Corp........         8,100         206
    Air Products & Chemicals, Inc.........         5,500         221
    Airborne Freight Corp.................         2,000          55
    AK Steel Holding Corp.................         2,900          65
    (a)Alaska Air Group, Inc..............         1,100          46
    Albertson's, Inc......................         6,146         317
    Alcoa, Inc............................         6,900         427
    Aliant Communications, Inc............         1,500          69
    Allegheny Energy, Inc.................         3,100          99
    Alliant Energy Corp...................         3,800         108
    (a)Alliant Techsystems, Inc...........         2,800         242
    Allied Signal, Inc....................         7,900         498
    (a)Allied Waste Industries, Inc.......         5,400         107
    Allstate Corp.........................        11,300         405
    Alltel Corp...........................         3,800         272
    Alpharma, Inc.........................         5,900         210
    (a)Altera Corp........................         5,600         206
    (a)Alza Corp. 'A'.....................         3,000         153
    AMBAC Finacial Group, Inc.............         2,000         114
    Amerada Hess Corp.....................         2,400         143
    Ameren Corp...........................         1,800          69
    American Bankers Insurance
      Group, Inc..........................         9,100         495
    American Electric Power Co., Inc......         2,700         101
    American Express Co...................         5,900         768
    American Financial Group, Inc.........         2,200          75
    American General Corp.................         4,100         309
    American Home Products Corp...........        17,600       1,012
    American International Group, Inc.....        19,230       2,251
    (a)American Management
      Systems, Inc........................         8,500         273
    (a)American Power Conversion Corp.....         5,600         113
    (a)American Standard
      Companies, Inc......................         2,400         115
    (a)American Telephone & Telegraph
      Co..................................        45,145       2,520
    American Water Works, Inc.............         2,400          74
    (a)Americredit Corp...................        13,500         216
    Ameritech Corp........................        15,100       1,110
    (a)Amgen, Inc.........................         7,300         444
    (a)AMR Corp...........................         2,400         164
    (a)Analog Devices.....................         5,000         251
    Analogic Corp.........................         3,000    $     93
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                                                  SHARES       (000)
--------------------------------------------------------------------
    Analysts International Corp...........         5,200          75
    Anchor Bancorp Wisconsin, Inc.........         3,500          62
    Anheuser-Busch Cos., Inc. 'A'.........         6,900         489
    (a)Anixter International, Inc.........        10,800         197
    (a)Ann Taylor Stores Corp.............         4,800         216
    Aon Corp..............................         4,500         186
    Apogee Enterprises, Inc...............         9,400         126
    (a)Apollo Group, Inc. 'A'.............         2,600          69
    Applebee's International, Inc.........         6,400         193
    Applied Industrial
      Technologies, Inc...................         7,300         139
    (a)Applied Material, Inc..............         6,000         443
    Applied Power, Inc. 'A'...............         8,300         227
    Aptar Group, Inc......................         8,500         255
    Arch Chemicals, Inc...................         1,200          29
    Archer Daniels Midland Co.............         9,500         147
    (a)Arrow Electronics, Inc.............         3,600          68
    Arvin Industries, Inc.................         1,500          57
    (a)Aspect Telecommunications Corp.....        11,200         109
    Associated Banc-Corp..................         2,400         100
    Associates First Capital Corp. 'A'....         9,603         426
    (a)Astec Industries, Inc..............         4,200         171
    Astoria Financial Corp................        11,700         514
    AT&T Corp. Liberty Media 'A'..........        11,576         425
    Atlantic Richfield Co.................         5,000         418
    (a)Atmel Corp.........................         4,100         107
    Atmos Energy Corp.....................         5,700         142
    Automatic Data Processing, Inc........         7,900         348
    Avery Dennison Corp...................         3,000         181
    (a)Avid Technology, Inc...............         5,500          89
    Avnet, Inc............................         1,400          65
    Avon Products, Inc....................         4,200         233
    Baker Hughes, Inc.....................         5,600         188
    Baldor Electric Co....................         9,500         189
    Ballard Medical Products..............         7,300         170
    Bank of New York Co., Inc.............         9,300         341
    Bank One Corp.........................        15,900         947
    BankAmerica Corp......................        23,000       1,686
    BankBoston Corp.......................         4,400         225
    Banknorth Group, Inc..................         3,200         106
    (a)Barnes & Noble, Inc................         2,100          57
    Barnes Group, Inc.....................         5,000         109
    (a)Barr Laboratories, Inc.............         4,700         187
    (a)Barrett Resources Corp.............         5,800         223
    Baxter International, Inc.............         4,300         261
    BB&T Corp.............................         4,900         180
    (a)BE Aerospace, Inc..................         5,200          97
    Beckman Coulter, Inc..................         1,200          58
    Becton & Dickinson & Co...............         4,500         135
    (a)Bed Bath & Beyond, Inc.............         4,000         154
    Belden, Inc...........................         8,900         213
    Bell Atlantic Corp....................        21,000       1,373
    BellSouth Corp........................        26,300       1,233
    Bergen Brunswig Corp. 'A'.............         3,000          52
    (a)Best Buy Co., Inc..................         6,000         405
    Bestfoods.............................         4,300         213
    (a)Billing Concepts Corp..............         7,300          82
    Bindley Western Industries, Inc.......         6,667         154
    (a)Biogen, Inc........................         4,200         270
    (a)BISYS Group, Inc...................         6,200         363

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  UNITED STATES (CONT.)
    (a)BJ Services Co.....................         2,700    $     79
    (a)BJ's Wholesale Club, Inc...........         2,800          84
    Black & Decker Corp...................         2,400         151
    Blout International, Inc. 'A'.........         8,900         242
    (a)BMC Software, Inc..................         7,185         388
    Boeing Co.............................        13,800         610
    Borg-Warner Automotive, Inc...........         5,035         277
    (a)Boston Scientific Corp.............         6,900         303
    Bowater, Inc..........................         2,000          95
    Bowne & Co............................         8,500         111
    Brady Corp. 'A'.......................         4,900         159
    (a,c)BREED Technologies, Inc..........        13,300          30
    (a)Brightpoint, Inc...................        11,800          72
    (a)Brinker International, Inc.........         2,500          68
    Bristol-Myers Squibb Co...............        27,000       1,902
    Browning-Ferris Industries, Inc.......         3,100         133
    Brush Wellman, Inc....................         6,100         111
    (a)Buckeye Technologies, Inc..........         8,500         129
    Burlington Northern Railroad Co.......         5,700         177
    Burlington Resources, Inc.............         3,100         134
    (a)Burr-Brown Corp....................         8,000         293
    (a)C-Cube Microsystems, Inc...........         8,400         266
    (a)Cable Design Technologies Corp.....         6,900         107
    Cabot Corp............................         2,600          63
    Cabot Oil & Gas Corp. 'A'.............         6,800         127
    (a)Cadence Design Systems, Inc........         6,500          83
    Cambrex Corp..........................         6,300         165
    (a)Cambridge Tech Partner, Inc........         1,900          33
    Campbell Soup Co......................         5,400         250
    (a)Canandaigua Brands, Inc. 'A'.......         3,800         199
    Capital One Financial Corp............         3,300         184
    Capital Re Corp.......................         7,700         124
    Caraustar Industries, Inc.............         6,000         148
    Cardinal Health, Inc..................         4,258         273
    Carlisle Cos., Inc....................         1,100          53
    Carolina Power & Light Co.............         1,900          81
    Carpenter Technology Corp.............         1,200          34
    Case Corp.............................         9,200         443
    Caseys General Stores, Inc............        12,000         180
    (a)Catalina Marketing Corp............         3,800         350
    Caterpillar, Inc......................         6,000         360
    Cato Corp., 'A'.......................         7,000          81
    CBRL Group, Inc.......................         2,500          43
    (a)CBS, Inc...........................        10,900         473
    CCB Financial Corp....................         1,300          69
    (a)CDI Corp...........................         4,900         167
    (a)CEC Entertainment, Inc.............         3,600         152
    (a)Cendant Corp.......................        13,100         269
    (a)Centocor, Inc......................         2,200         103
    Central & South West Corp.............         2,600          61
    Central Hudson Gas & Electric Corp....         3,800         160
    Central Parking Corp..................         6,000         205
    Centura Banks, Inc....................         4,900         276
    Century Telephone
      Enterprises, Inc....................         3,900         155
    (a)Ceridian Corp......................         2,600          85
    (a)Cerner Corp........................         6,400         134
    (a)Champion Enterprises, Inc..........        10,000         186
    Charter One Financial, Inc............         4,000         111
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                                                  SHARES       (000)
--------------------------------------------------------------------
    Chase Manhattan Corp..................        12,000    $  1,039
    Chemed Corp...........................         4,000         133
    ChemFirst, Inc........................         4,600         112
    Chevron Corp..........................         8,800         838
    Chiquita Brands International, Inc....        13,900         125
    (a)Chiron Corp........................         5,500         114
    (a)Chris-Craft Industries, Inc........         1,545          73
    Chubb Corp............................         2,400         167
    (a)Ciber, Inc.........................        11,100         212
    Cigna Corp............................         3,100         276
    CILCORP, Inc..........................         3,100         194
    Cincinnati Bell, Inc..................         4,500         112
    Cincinnati Financial Corp.............         2,900         109
    Cinergy Corp..........................         2,200          70
    Cintas Corp...........................         3,100         208
    (a)Cisco Systems, Inc.................        42,600       2,748
    Citigroup, Inc........................        46,200       2,194
    (a)Citrix Systems, Inc................         2,600         147
    City National Corp....................         1,500          56
    Cke Restaurants, Inc..................        10,200         166
    CLARCOR, Inc..........................         6,000         115
    Clayton Homes, Inc....................         4,800          55
    (a)Clear Channel Communications,
      Inc.................................         3,800         262
    Clorox Co.............................         1,988         212
    CMS Energy Corp.......................         2,800         117
    CNF Transportation, Inc...............         1,800          69
    Coastal Corp..........................         4,600         184
    Coca-Cola Bottling Co.................         2,100         118
    Coca-Cola Co..........................        32,600       2,037
    Coca-Cola Enterprises, Inc............         5,900         176
    (a)Cognex Corp........................         8,000         252
    Colgate Palmolive Co..................         4,100         405
    Columbia HCA/Healthcare Corp..........        10,400         237
    Comair Holdings, Inc..................        18,900         393
    Comcast Corp..........................        10,400         400
    Comdisco, Inc.........................         4,800         123
    Comerica, Inc.........................         2,500         149
    Commerce Bancorp, Inc.................         4,700         201
    Commercial Federal Corp...............        12,700         294
    Commercial Metals Co..................         5,000         142
    Commonwealth Energy Systems...........         4,200         176
    (a)CommScope, Inc.....................         8,800         271
    Compaq Computer Corp..................        23,500         557
    Computer Associates International,
      Inc.................................         7,800         429
    (a)Computer Sciences Corp.............         2,400         166
    Computer Task Group, Inc..............         4,700          80
    Comsat Corp...........................           900          29
    (a)Comverse Technology, Inc...........         1,950         147
    Conagra, Inc..........................         7,300         194
    (a)Concord EFS, Inc...................         2,900         123
    Conectiv, Inc.........................         4,100         100
    (a)Conexant Systems, Inc..............         1,800         105
    Conseco, Inc..........................         4,400         134
    Consolidated Edison, Inc..............         3,500         158
    (a)Consolidated Graphics, Inc.........         3,300         165
    Consolidated Papers, Inc..............         3,900         104
    (a)Consolidated Stores Corp...........         2,400          65
    (a)Convergys Corp.....................         4,400          85
    Cooper Companies, Inc.................         4,400         110

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  UNITED STATES (CONT.)
    Cooper Industries, Inc................         3,000    $    156
    Corn Products International, Inc......         7,100         216
    Corning, Inc..........................         3,900         273
    (a)Costco Cos., Inc...................         3,200         256
    Countrywide Credit Industries, Inc....         2,200          94
    (a)Covance, Inc.......................         1,800          43
    (a)Coventry Health Care, Inc..........        12,000         131
    Crompton & Knowles Corp...............         2,800          55
    Cross Timbers Oil Co..................        10,600         158
    CSX Corp..............................         3,500         159
    CTS Corp..............................         4,100         287
    Cullen/Frost Bankers, Inc.............        10,600         292
    Cummins Engine........................           300          17
    CVS Corp..............................         5,800         297
    D.R. Horton, Inc......................        12,000         199
    Dallas Semiconductor Corp.............         6,700         338
    Dana Corp.............................         4,000         184
    Dayton Hudson Corp....................         6,700         435
    Dean Foods Co.........................         1,200          50
    Deere & Co............................         3,700         147
    (a)Dell Computer Corp.................        35,000       1,295
    (a)Delphi Automotive Systems Corp.....         6,709         125
    Delphi Financial Group, Inc. 'A'......         4,692         168
    Delta & Pine Land Co..................         8,000         252
    Delta Airlines, Inc...................         1,900         109
    DENTSPLY International, Inc...........         2,300          66
    Devon Energy Corp.....................         7,000         250
    (a)DeVry, Inc.........................        13,800         309
    Diagnostic Products Corp..............         5,000         138
    Dial Corp.............................         3,200         119
    Diebold, Inc..........................         1,900          55
    Dime Bancorp, Inc.....................         2,500          50
    Dimon, Inc............................         9,100          47
    (a)Dionex Corp........................         5,000         202
    (a)Discount Auto Parts, Inc...........         4,600         111
    Dole Food Co., Inc....................         2,000          59
    (a)Dollar Tree Stores, Inc............         1,900          84
    Dominion Resources, Inc...............         3,600         156
    Donaldson Co., Inc....................         3,400          83
    Dover Corp............................         4,300         150
    Dow Chemical Co.......................         4,200         533
    Downey Financial Corp.................         5,900         129
    DPL, Inc..............................         3,700          68
    (a)Dress Barn, Inc....................         7,100         114
    DTE Energy Co.........................         1,800          72
    Du Pont (EI) de Nemours Co............        16,000       1,093
    Duke Power Co.........................         4,500         245
    Dun & Brandstreet Corp................         4,000         142
    (a)E*TRADE Group, Inc.................        43,600       1,741
    Earthgrains Co........................         8,300         214
    Eastern Utilities Association.........         5,600         163
    Eastman Kodak Co......................         4,700         318
    Eaton Vance Corp......................         6,100         210
    Edison International Corp.............         5,100         136
    El Paso Energy Corp...................         3,100         109
    Electronic Data Systems Corp..........         6,900         390
    Electronics For Imaging, Inc..........         2,000         109
    Eli Lilly & Co........................        14,900       1,067
    (a)EMC Corp...........................        14,000         770
    Emerson Electric Co...................         5,800         365
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                                                  SHARES       (000)
--------------------------------------------------------------------
    Energen Corp..........................         6,400    $    119
    Energy East Corp......................         3,600          94
    Enhance Financial Services Group,
      Inc.................................         8,100         160
    Enron Corp............................         4,900         401
    Ensco International, Inc..............         4,200          84
    Entergy Corp..........................         3,700         116
    (a)Enzo Biochem, Inc..................         9,800          97
    Equifax, Inc..........................         2,300          82
    (a)Etec Systems, Inc..................         5,000         166
    Ethan Allen Interiors, Inc............         9,600         362
    Executive Risk, Inc...................         3,000         255
    Expeditors International of
      Washington, Inc.....................        10,000         272
    (a)Express Scripts, Inc. 'A'..........         6,700         403
    Exxon Corp............................        32,200       2,483
    Fair, Issac & Co., Inc................         3,600         126
    Family Dollar Stores, Inc.............         5,400         130
    (a)Family Golf Centers, Inc...........         5,800          45
    Fannie Mae Corp.......................        13,600         930
    Fastenal Co...........................         1,400          73
    (a)FDX Corp...........................         5,000         271
    Federal Home Loan Mortgage Corp.......         8,700         505
    Federal Signal Corp...................         2,400          51
    Federal-Mogul Corp....................         2,000         104
    (a)Federated Department Stores........         3,900         206
    Fidelity National Financial, Inc......         6,270         132
    Fifth Third Bancorp...................         4,000         266
    Finova Group, Inc.....................         1,700          89
    First American Financial Corp.........        10,800         193
    First Data Corp.......................         6,700         328
    First Midwest Bancorp, Inc............         5,900         235
    First Security Corp...................         5,100         139
    First Tennessee National Corp.........         3,500         134
    First Union Corp. (N.C.)..............        12,800         602
    First Virginia Banks, Inc.............         1,500          74
    Firstbancorp/Puerto Rico..............         6,000         135
    Firstenergy Corp......................         3,500         109
    Firstmerit Corp.......................        13,000         365
    (a)Fiserv, Inc........................         3,300         103
    Fleet Financial Group, Inc............         7,200         319
    Fleming Cos., Inc.....................        10,100         117
    Florida Progress Corp.................         1,900          78
    Florida Rock Industries, Inc..........         4,300         196
    Flowers Industries, Inc...............         3,700          80
    (a)Foodmaker, Inc.....................         8,600         244
    (a)Footstar, Inc......................         5,500         205
    Ford Motor Co.........................        17,100         965
    (a)Forest Laboratories, Inc. 'A'......         2,500         116
    Fort James Corp.......................         4,100         155
    Fortune Brands, Inc...................         3,300         137
    (a)Foundation Health Systems 'A'......         6,600          99
    FPL Group, Inc........................         2,100         115
    (a)Franklin Covey Co..................         6,700          49
    Franklin Resources, Inc...............         3,900         158
    Fremont General Corp..................        13,700         259
    Frontier Corp.........................         3,100         183
    Frontier Insurance Group, Inc.........         9,400         145
    (a)Furniture Brands International,
      Inc.................................         1,800          50
    G & K Services Inc. 'A'...............         4,500         236
    Gallagher (Arthur J.) & Co............         3,200         158
    Gannett Co., Inc......................         3,900         278

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  UNITED STATES (CONT.)
    Gap, Inc..............................        12,525    $    631
    (a)Gateway 2000, Inc..................         2,600         153
    Gatx Corp.............................         2,600          99
    General Dynamics Corp.................         2,200         151
    General Electric Co...................        45,700       5,164
    General Mills, Inc....................         2,700         217
    General Motors Corp...................         9,600         634
    (a)Genesis Health Ventures, Inc.......         8,800          26
    (a)Gentex Corp........................        13,800         386
    (a)Genzyme Corp.......................         2,400         116
    (a)Genzyme Surgical Products..........           429           2
    Geon Co...............................         5,200         168
    Georgia-Pacific Corp..................         6,600         313
    Georgia-Pacific Corp. (Timber
      Group)..............................         3,100          78
    Gerber Scientific, Inc................         5,900         130
    Gillette Co...........................        15,300         627
    (a)Global Marine, Inc.................         5,800          90
    (a)Golden State Bancorp, Inc..........         1,000           1
    Golden West Financial Corp............         1,100         108
    Goodyear Tire & Rubber Co.............         4,200         247
    GPU, Inc..............................         2,100          89
    Graco, Inc............................         3,700         109
    Greenpoint Financial Corp.............         2,400          79
    GTE Corp..............................        13,100         992
    Guidant Corp..........................         4,500         231
    Guilford Mills, Inc...................         9,500          99
    (a)Gulfstream Aerospace Corp..........         2,400         162
    H.J. Heinz Co.........................         5,100         256
    (a)Ha-Lo Industries, Inc..............         8,850          87
    (a)Hadco Corp.........................         3,000         119
    Halliburton Co........................         6,300         285
    Hannaford Brothers Co.................         1,900         102
    Harley-Davidson, Inc..................         4,700         256
    Harman International Industries,
      Inc.................................         4,400         194
    Harsco Corp...........................         1,500          48
    Hartford Financial Services Group.....         3,000         175
    (a)Health Management Associates, Inc.
      'A'.................................         7,400          83
    (a)HEALTHSOUTH Corp...................         9,000         134
    (a)Heartland Express, Inc.............         7,000         115
    Henry (Jack) & Associates.............         4,100         161
    Herman Miller, Inc....................         2,500          53
    Hershey Foods Corp....................         2,100         125
    Hewlett-Packard Co....................        14,500       1,457
    Hibernia Corp. 'A'....................         5,100          80
    Hillenbrand Industries, Inc...........         2,200          95
    Hilton Hotels Corp....................         4,500          64
    (a)HNC Software, Inc..................         5,200         160
    Home Depot, Inc.......................        19,600       1,263
    HON INDUSTRIES, Inc...................         2,100          61
    Honeywell, Inc........................         2,100         243
    Hormel Foods Corp.....................         2,400          97
    Household Internaional, Inc...........         6,800         322
    Hubbell Inc. 'B'......................         2,900         132
    Hudson United Bancorp.................         8,000         245
    Hughes Supply, Inc....................         6,200         184
    Huntington Bancshares, Inc............         3,700         130
    (a)Hutchinson Technology, Inc.........         5,700         158
    (a)Hyperion Solutions Corp............         6,000         107
    IBP, Inc..............................         3,200          76
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    ICN Pharmaceuticals, Inc..............         2,800    $     90
    (a)IDEXX Laboratories, Inc............         8,100         189
    (a)IHOP Corp..........................         5,200         125
    Illinois Tool Works, Inc..............         4,000         328
    Illinova Corp.........................         2,900          79
    IMC Global, Inc.......................         4,000          71
    IMS Health, Inc.......................         5,600         175
    (a)Inacom Corp........................         6,272          79
    (a)Incyte Pharmaceuticals, Inc........         6,300         167
    (a)Informix Corp......................         5,600          48
    Ingersoll-Rand Co.....................         2,800         181
    (a)Input/Output, Inc..................        10,300          78
    (a)Insituform Technologies, Inc.
      'A'.................................         8,200         177
    (a)Integrated Health Services, Inc....        12,400          99
    Intel Corp............................        45,600       2,713
    Inter-Tel, Inc........................         6,100         111
    Interface, Inc........................        13,000         112
    (a)Interim Services, Inc..............        10,600         219
    Intermet Corp.........................         6,000          91
    International Business Machines
      Corp................................        25,400       3,283
    International Game Technology.........         4,000          74
    International Paper Co................         6,400         323
    (a)International Rectifier Corp.......        14,200         189
    Interstate Bakeries Corp..............         2,300          52
    (a)Intuit, Inc........................         1,700         153
    (a)Ionics, Inc........................         4,400         161
    IPALCO Enterprises, Inc...............         3,400          72
    ITT Industries, Inc...................         2,400          92
    Ivacare Corp..........................         6,800         182
    J.C. Penney Co., Inc..................         3,900         189
    Jefferson-Pilot Corp..................         1,500          99
    JLG Industries, Inc...................         9,500         194
    John H. Harland Co....................         7,100         142
    Johnson & Johnson.....................        17,800       1,744
    (a)Jones Apparel Group, Inc...........         3,300         113
    Jones Pharma., Inc....................         6,200         244
    JSB Financial.........................         1,800          92
    (a)Just For Feet, Inc.................         7,300          47
    Justin Industries.....................         7,300         102
    Kaman Corp. 'A'.......................         7,600         119
    Kansas City Southern Industries,
      Inc.................................         3,300         211
    Kaydon Corp...........................         1,300          44
    (a)Keane, Inc.........................         2,000          45
    Kellogg Co............................         5,100         168
    Kellwood Co...........................         5,600         152
    Kelly Services Inc. 'A'...............         1,600          51
    (a)Kemet Corp.........................         8,600         197
    (a)Kent Electronics Corp..............         8,300         164
    Keycorp...............................         6,500         209
    Keyspan Energy Corp...................         4,100         108
    Keystone Financial, Inc...............        11,900         352
    Kimberly-Clark Corp...................         7,400         422
    (a)Kirby Corp.........................         3,600          76
    (a)Kmart Corp.........................         9,700         159
    KN Energy, Inc........................         2,200          29
    (a)Kohls Corp.........................         2,600         201
    (a)Kroger Co..........................        13,200         369
    (a)Kulicke & Soffa Industries.........         5,900         158
    La-Z-Boy, Inc.........................        10,900         251
    (a)Lakes Gaming, Inc..................         2,950          32

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  UNITED STATES (CONT.)
    Lancaster Colony Corp.................         1,900    $     66
    (a)Landstar System, Inc...............         2,100          76
    (a)Lattice Semiconductor Corp.........         5,000         311
    (a)Lear Corp..........................         2,100         104
    Lee Enterprises.......................         2,700          82
    (a)Legato Systems, Inc................         1,100          64
    Legg Mason, Inc.......................        12,300         474
    Leggett & Platt, Inc..................         5,800         161
    Lehman Brothers Holdings, Inc.........         3,500         218
    (a)Lexmark International Group,
      Inc.................................         3,800         251
    LG&E Energy Corp......................         2,900          61
    Libbey, Inc...........................         3,700         107
    (a)LifePoint Hospitals, Inc...........           547           7
    Lilly Industries, Inc. 'A'............         5,200          97
    (a)Lincare Holdings, Inc..............         2,100          53
    Lincoln National Corp.................         3,200         167
    Linear Technology Corp................         4,400         296
    (a)Linens 'n Things, Inc..............         7,800         341
    Litton Industries, Inc................         1,500         108
    Lockheed Martin Corp..................         5,900         220
    Loews Corp............................         1,800         142
    Lone Star Industries, Inc.............         5,300         199
    Lowe's Cos., Inc......................         8,840         501
    Lubrizol Corp.........................         3,100          84
    Luby's Cafeterias, Inc................         8,800         132
    Lucent Technologies, Inc..............        41,045       2,768
    Lyondell Petrochemical Co.............         2,900          60
    Macdermid, Inc........................         5,400         251
    (a)Macromedia, Inc....................         8,300         293
    Maf Bancorp, Inc......................         2,800          68
    (a)Mandalay Resort Group..............         3,700          78
    Manitowoc Co., Inc....................         5,550         231
    Manpower, Inc.........................         2,700          61
    Marriott International 'A'............         4,700         176
    Marsh & McLennan Cos., Inc............         3,600         272
    Marshall & Ilsley Corp................         2,900         187
    (a)Marshall Industries................         6,700         241
    Martin Marietta Corp..................         1,700         100
    Masco Corp............................         5,300         153
    Mattel, Inc...........................         4,200         111
    (a)Maxim Integrated Products..........         3,800         253
    May Department Stores Co..............         6,000         245
    Maytag Corp...........................         2,400         167
    MBIA, Inc.............................         2,300         149
    MBNA Corp.............................        10,300         315
    McCormick & Co., Inc..................         2,900          92
    McDonald's Corp.......................        18,300         756
    McGraw-Hill Cos., Inc.................         3,700         200
    MCI WorldCom, Inc.....................        24,200       2,087
    Mckesson Corp.........................         7,699         247
    MCN Corp..............................         2,400          50
    Media General, Inc. 'A'...............         1,400          71
    (a)MediaOne Group, Inc................         8,400         625
    (a)Medimmune, Inc.....................        10,700         725
    (a)Medquist, Inc......................         4,900         214
    Medtronic, Inc........................         6,700         522
    Mellon Bank Corp......................         7,200         262
    (a)Men's Warehouse, Inc...............         6,800         173
    Mercantile Bancorp....................         2,600    $    149
    Mercantile Bankshares Corp............         2,600          92
    Merck & Co., Inc......................        31,700       2,346
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    (a)Mercury Interactive................         7,600         269
    Merrill Lynch & Co., Inc..............         4,900         392
    Methode Electronics 'A'...............         8,600         197
    (a)Metro Networks, Inc................         3,500         187
    MGIC Investment Corp..................         2,500         122
    (a)Michaels Stores, Inc...............         6,400         196
    (a)Microchip Technology, Inc..........         1,600          76
    (a)Micron Technology, Inc.............         3,800         153
    (a)Micros Systems, Inc................         3,500         119
    (a)Microsoft Corp.....................        66,200       5,970
    MidAmerican Energy Holdings Co........         2,300          80
    Midas, Inc............................             1          --
    (a)Midway Games, Inc..................         8,800         114
    Minnesota Mining & Manufacturing
      Co..................................         5,800         504
    Minnesota Power & Light Co............         3,000          60
    Mississippi Chemical Corp.............         7,300          72
    Mobil Corp............................        10,500       1,039
    (a)Modis Professional Services,
      Inc.................................         3,800          52
    (a)Mohawk Industries, Inc.............        10,600         322
    Molex, Inc............................         4,800         178
    Monsanto..............................         8,800         347
    Montana Power Co......................         1,500         106
    Morgan (J.P.) & Co., Inc..............         2,700         379
    (a)Morrison Knudsen Corp..............        13,600         140
    Motorola, Inc.........................         9,100         862
    (a)MS Carriers........................         4,700         139
    (a)Mueller Industries, Inc............         8,800         299
    Murphy Oil Corp.......................         2,500         122
    Mutual Risk Management Ltd............         7,700         257
    Myers Industries, Inc.................         5,000         100
    Mylan Laboratories, Inc...............         3,900         103
    Nabisco Group Holdings Corp...........         4,700          92
    (a)Nabors Industries, Inc.............         3,400          83
    National City Corp....................         3,900         255
    National Computer Systems, Inc........         6,500         219
    National Data Corp....................         8,300         355
    National Fuel Gas Co..................         1,400          68
    (a)National Instruments Corp..........         6,600         266
    (a)Nautica Enterprises, Inc...........         8,500         143
    (a)NBTY, Inc..........................        13,900          90
    NCR Corp..............................         3,100         151
    (a)NCS Healthcare, Inc................         5,300          29
    (a)Networks Associates, Inc...........         3,700          54
    Nevada Power Co.......................         3,100          78
    New England Business Services, Inc....         3,500         108
    New England Electric System...........         2,100         105
    New Jersey Resources Corp.............         4,100         153
    New York Times Co. 'A'................         3,100         114
    Newell Rubbermaid Inc.................         5,501         256
    (a)Newfield Exploration Co............         7,600         216
    (a)Nextel Communications Inc. 'A'.....         5,600         281
    (a)NFO Worldwide, Inc.................        12,600         176
    Nike, Inc. 'B'........................         4,500         285
    NiSource Inc..........................         2,500          65
    Noble Affiliates, Inc.................         2,300          65
    (a)Noble Drilling Corp................         4,000          79
    Norfolk Southern Corp.................         5,200         157
  UNITED STATES (CONT.)
    Norrell Corp..........................         7,700    $    145
    Nortel Networks Corp..................         8,800         764
    (a)North American Vaccine, Inc........         6,400          31
    North Fork Bancorp, Inc...............         2,900          62

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    (a)Northeast Utilities................         4,000          71
    Northern Trust Corp...................         2,100         204
    Northwest Natural Gas Co..............         5,500         133
    (a)Nova Corp/Georgia..................         2,200          55
    (a)Novell, Inc........................         5,900         156
    (a)Novellus Systems, Inc..............         7,700         526
    (a)O'Reilly Automotive, Inc...........         4,800         242
    (a)Oak Industries, Inc................         4,300         188
    Oakwood Homes Corp....................        10,100         133
    Occidental Petroleum Corp.............         5,300         112
    (a)Office Depot, Inc..................        11,250         248
    Ogden Corp............................         2,000          54
    OGE Energy Corp.......................         4,400         105
    Old Kent Financial Corp...............         3,045         128
    Old Republic International Corp.......         3,100          54
    Olin Corp.............................         2,400          32
    Om Group, Inc.........................         5,600         193
    Omnicare, Inc.........................         2,800          35
    Omnicon Group, Inc....................         3,300         264
    (a)Oracle System Corp.................        20,100         746
    Orange & Rockland Utilities, Inc......         2,200         129
    (a)Orbital Sciences Corp..............         7,700         182
    Orion Capital Corp....................         6,700         240
    (a)Orthodontic Centers of America.....        11,500         162
    (a)Outback Steakhouse, Inc............         2,400          94
    Owens & Minor, Inc....................         8,800          97
    (a)Owens-Illinois, Inc................         3,300         108
    (a)Oxford Health Plans, Inc...........         2,600          40
    Pacific Century Financial Corp........         3,400          73
    (a)Pacific Sunwear of California......         6,000         146
    (a)Pacificare Health Systems..........         1,400         101
    PacifiCorp............................         4,400          81
    Paine Webber Group, Inc...............         4,000         187
    (a)Parexel International Corp.........         4,700          63
    (a)Park Place Entertainment Corp......        11,800         114
    (a)Patterson Dental Co................         6,200         215
    (a)Paxar..............................        11,100         100
    Paychex, Inc..........................         3,750         120
    Peco Energy Co........................         3,100         130
    (a)Pediatrix Medical Group, Inc.......         3,400          72
    Pennsylvania Enterprises, Inc.........         4,000         123
    Pentair, Inc..........................         1,500          69
    Pepsico, Inc..........................        20,100         778
    Pfizer, Inc...........................        17,600       1,932
    PG&E Corp.............................         5,700         185
    (a)Pharmaceutical Product
      Development.........................         4,900         134
    Pharmacia & Upjohn, Inc...............         7,300         415
    Philadelphia Suburban Corp............         6,300         145
    Philip Morris Cos., Inc...............        32,600       1,310
    Phillips Petroleum Co.................         4,100         206
    Phillips-Van Heusen Corp..............         9,800          97
    (a)Photronics, Inc....................         5,900         145
    (a)Phycor, Inc........................        16,500         122
    Piedmont Natural Gas Co...............         4,800         149
    Pier 1 Imports, Inc...................        21,800         245
    Pillowtex Corp........................         3,900    $     64
    Pinnacle West Capital Corp............         2,300          93
    (a)Pioneer Group, Inc.................         6,400         110
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    Pioneer Hi-Bred International, Inc....         3,700         144
    Pitney Bowes, Inc.....................         4,400         283
    Pittston Brinks Group.................         1,800          48
    (a)Plains Resources, Inc..............         5,900         112
    (a)Platinum Technology, Inc...........         2,800          82
    PMI Group, Inc........................         1,000          63
    PNC Bank Corp.........................         4,100         236
    Pogo Producing Co.....................        10,800         201
    Polaris Industries, Inc...............         5,300         231
    (a)Policy Management Systems Corp.....         1,200          36
    Potomac Electric Power Co.............         3,000          88
    PPG Industries, Inc...................         4,600         272
    Praxair, Inc..........................         3,500         171
    Premark International, Inc............         2,500          94
    (a)Prepaid Legal Services, Inc........         5,400         147
    (a)Pride International, Inc...........        10,900         115
    (a)Primark Corp.......................         5,600         157
    (a)Prime Hospitality Corp.............        14,200         170
    (a)Priority Healthcare Corp...........         3,426         118
    Procter & Gamble Co...................        17,600       1,571
    (a)Progress Software Corp.............         3,700         105
    Progressive Corp......................         1,200         174
    (a)Promus Company, Inc................         2,800          87
    Protective Life Corp..................         2,300          76
    (a)Protein Design Labs, Inc...........         3,800          84
    Provident Financial Group.............         1,400          61
    Providian Financial Corp..............         2,750         257
    Public Service Co. of New Mexico......         2,600          52
    Public Service Enterprise Group,
      Inc.................................         3,000         123
    Puget Sound Energy, Inc...............         3,000          72
    Quaker Oats, Co.......................         2,600         173
    (a)Qualcomm, Inc......................         4,200         603
    (a)Quantum Corp.......................         5,300         128
    Queens County Bancorp, Inc............         4,400         142
    Questar Corp..........................         2,900          55
    (a)Quintiles Transnational Corp.......         7,996         336
    (a)R.J. Reynolds Tobacco Holdings,
      Inc.................................         1,566          49
    (a)Ralcorp Holdings, Inc..............         7,000         112
    Ralston-Ralston Purina Group..........         4,700         143
    Raymond James Financial, Inc..........        10,100         242
    Rayonier, Inc.........................         1,400          70
    Raytheon Co., 'B'.....................         5,500         387
    (a)Read-Rite Corp.....................        10,800          67
    Regal Beloit..........................         4,900         116
    Regions Financial Corp................         3,700         142
    Regis Corp............................         7,650         147
    Reliance Steel & Aluminum.............         4,000         156
    Reliant Energy, Inc...................         3,800         105
    Reliastar Financial Corp..............         2,300         101
    (a)Renal Care Group, Inc..............         9,200         238
    Republic New York Corp................         1,800         123
    (a)Respironics, Inc...................         7,000         106
    Reynolds & Reynolds Co. 'A'...........         2,700          63
    Richfood Holdings, Inc................         9,900         174
    Riggs National Corp. of Washington
      D.C.................................         5,800         119
    Rite Aid Corp.........................         3,800          94
    (a)Robert Half International, Inc.....         2,800          73

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  UNITED STATES (CONT.)
    (a)Roberts Pharmaceutical Corp........         7,400    $    179
    Rockwell International Corp...........         3,800         231
    Rohm & Haas Co........................         5,100         219
    Rollins Truck Leasing Corp............        12,600         140
    Roper Industries, Inc.................         8,000         256
    Ross Stores, Inc......................         1,400          71
    RPM, Inc..............................         4,700          67
    Ruby Tuesday, Inc.....................         7,300         139
    Russ Berrie & Co., Inc................         5,600         139
    (a)Ryan's Family Steak Houses, Inc....        11,400         133
    (a)Safe Skin Corp.....................        11,000         132
    Safeco Corp...........................         2,200          97
    (a)Saks, Inc..........................         4,100         118
    (a)Samina Corp........................         8,500         645
    (a)Santa Fe Snyder Corp...............        36,455         278
    Sara Lee Corp.........................        12,700         288
    SBC Communications, Inc...............        25,798       1,496
    Scana Corp............................         2,500          58
    Schering-Plough Corp..................        19,900       1,055
    Schwab (Charles) Corp.................         5,900         648
    (a)SCI Systems, Inc...................         1,900          90
    (a)Seagate Technology, Inc............         3,900         100
    Seagram Co., Ltd......................         5,400         272
    Sears, Roebuck & Co...................         5,800         258
    SEI Corp..............................         3,700         327
    Selective Insurance Group, Inc........         7,200         137
    Sempra Energy.........................         4,401         100
    (a)Sepracor Inc.......................           800          65
    Service Corp. International...........         3,900          75
    (a)Service Experts, Inc...............         4,300          94
    (a)Shaw Industries, Inc...............         4,400          73
    Sherwin-Williams Co...................         4,300         119
    (a)Shopko Stores, Inc.................         5,900         214
    (a)Shorewood Packaging................         6,200         114
    (a)Siebel Systems, Inc................         2,500         166
    (a)Sierra Health Services, Inc........         6,700          97
    Sierra Pac Res Com....................         4,700         171
    (a)Silicon Valley Bancshares..........         4,900         121
    Skywest, Inc..........................         4,900         122
    SLM Holding Corp......................         2,500         115
    (a)Smith International, Inc...........         1,700          74
    (a)Smithfield Foods, Inc..............         7,700         257
    (a)Snyder Communications, Inc.........         2,100          69
    (a)Sola International, Inc............         6,400         124
    Solutia, Inc..........................         3,400          72
    Sonat, Inc............................         2,500          83
    Sonoco Products Co....................         3,100          93
    Sotheby's Holdings, Inc. 'A'..........         2,100          80
    Southdown, Inc........................         1,500          96
    Southern Co...........................        10,700         284
    Southtrust Corp.......................         4,600         177
    Southwest Airlines Co.................         4,200         131
    Southwest Gas Corp....................         6,400         183
    Southwestern Energy Co................         8,500          90
    Sovereign Bancorp, Inc................         5,800          70
    Sprint Corp...........................        11,800         623
    (a)Sprint Corp........................         3,050         174
    (a)SPS Technologies, Inc..............         2,900         109
    (a)SPX Corp...........................         1,200         100
    St. John Knits, Inc...................         4,400         129
    St. Paul Bancorp, Inc.................         7,600         194
    St. Paul Cos., Inc....................         4,901         156
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    Standard Motor Products...............         3,700    $     91
    Standard Products Co..................         6,400         164
    (a)Staples, Inc.......................         7,250         224
    (a)Starbucks Corp.....................         5,400         203
    Statestreet Corp......................         3,000         256
    (a)Steris Corp........................         2,100          41
    (a)Sterling Commerce, Inc.............         2,600          95
    (a)Sterling Software, Inc.............         2,500          67
    Stewart Enterprises, Inc. 'A'.........         3,600          52
    (a)Stillwater Mining Co...............         7,200         235
    Stone & Webster, Inc..................         3,700          99
    (a)Storage Technology Corp............         3,000          68
    Stride Rite Corp......................         9,700         100
    Stryker Corp..........................         2,800         168
    Sturm Ruger & Co., Inc................         6,700          72
    Summit Bancorp........................         3,200         134
    (a)Sun Microsystems, Inc..............        10,800         744
    (a)Sunguard Data Systems, Inc.........         3,000         104
    (a)Sunrise Medical, Inc...............         7,900          56
    Suntrust Banks, Inc...................         3,100         215
    (a)Superior Services, Inc.............         5,900         157
    Susquehanna Bancshares, Inc...........         6,100         108
    (a)Sybron International Corp..........         3,300          91
    Symbol Technologies, Inc..............         2,700         100
    (a)Synopsys, Inc......................         2,000         110
    Synovus Financial Corp................         4,400          87
    Sysco Corp............................         5,600         167
    T. Rowe Price Associates, Inc.........         3,500         134
    (a)TALK.com, Inc......................        15,000         169
    TCA Cable TV, Inc.....................         1,800         100
    TCF Financial Corp....................         2,500          70
    (a)Tech Data Corp.....................         1,600          61
    Technitrol, Inc.......................         4,300         139
    (a)Technology Solutions Co............         9,700         105
    Teco Energy, Inc......................         2,900          66
    Teleflex, Inc.........................         1,700          74
    Telephone & Data Systems, Inc.........         2,100         153
    (a)Tellabs, Inc.......................         8,000         540
    (a)Tenet Healthcare Corp..............         5,200          97
    (a)Teradyne, Inc......................         2,500         179
    Texaco, Inc...........................         7,200         450
    Texas Industries, Inc.................         4,600         178
    Texas Instruments, Inc................         5,600         812
    Texas Utilities Co....................         3,900         161
    Textron, Inc..........................         3,000         247
    (a)The Cheesecake Factory, Inc........         4,600         140
    The Interpublic Group of Cos., Inc....         2,800         243
    The Limited, Inc......................         4,100         186
    The Marcus Corporation................         7,900          97
    (a)The Scott Company..................         4,500         214
    Thomas Industries, Inc................         5,300         109
    (a)3Com Corp..........................         5,200         139
    Tidewater, Inc........................         2,000          61
    Tiffany & Co..........................         1,300         125
    (a)Timberland Co. 'A'.................         3,000         204
    Time Warner, Inc......................        16,400       1,205
    Times Mirror Co. 'A'..................         1,300          77
    TJX Companies, Inc....................         5,000         167
    TNP Enterprises, Inc..................         3,300         120
    (a)Toll Brothers, Inc.................         7,800         167
    Torchmark Corp........................         2,300          78
    Tosco Corp............................         4,600         119
    (a)Total Renal Care Holdings, Inc.....         2,600          40

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  UNITED STATES (CONT.)
    Transamerica Corp.....................         1,700    $    128
    Transocean Offshore, Inc..............         2,900          76
    Tredegar Industries, Inc..............         7,100         154
    Trenwick Group, Inc...................         3,000          74
    (a)Triad Hospitals, Inc...............           547           7
    (a)Triarc Companies...................         6,800         144
    Tribune Co............................         2,200         192
    (a)Tricon Global Restaurants, Inc.....         2,400         130
    (a)Trigon Healthcare, Inc.............         1,600          58
    Trinity Industries, Inc...............         1,500          50
    True North Communications, Inc........         9,500         285
    Trustco Bank Corp.....................         5,000         134
    TRW, Inc..............................         2,500         137
    (a)Tuboscope, Inc.....................        10,900         149
    Tyco International Ltd................        12,328       1,168
    Tyson Foods, Inc......................         6,500         146
    (a)U.S. Airways Group, Inc............         1,600          70
    U.S. Bancorp..........................        10,400         354
    (a)U.S. Foodservice, Inc..............         1,500          64
    U.S. Freightways Corp.................         5,500         255
    (a)U.S. Home Corp.....................         3,700         131
    (a)U.S. Onconlogy, Inc................         7,000          84
    U.S. Trust Corp.......................         3,500         324
    U.S. West, Inc........................         6,800         399
    Ultramar Diamond Shamrock Corp........         2,900          63
    (a)Ultratech Stepper, Inc.............         5,200          78
    Unicom Corp...........................         3,700         143
    Union Carbide Corp....................         3,600         175
    Union Pacific Corp....................         3,600         210
    Union Planters Corp...................         2,600         116
    (a)Unisys Corp........................         4,000         156
    United Bankshares, Inc................         7,400         196
    United Healthcare Corp................         3,500         219
    United Illuminating Co................         3,400         144
    United Technologies Corp..............         7,948         570
    United Water Resources, Inc...........         8,600         195
    (a)Unitrode Corp......................         8,500         244
    Universal Corp........................         1,500          43
    Universal Foods Corp..................         2,600          55
    (a)Universal Health Services, Inc.....         7,000         334
    Unocal Corp...........................         4,500         178
    UNUM Corp.............................         2,300         126
    UST, Inc..............................         3,100          91
    USX-Marathon Group....................         5,000         163
    UtliCorp. United, Inc.................         3,750          91
    (a)Valassis Communications, Inc.......        10,950         401
    Valmont Industries....................         5,700          97
    (a)Vertex Pharmaceuticals, Inc........         5,500         133
    (a)Viacom, Inc., 'B'..................        10,200         449
    Viad Corp.............................         3,300         102
    (a)Vicor Corp.........................        11,800         250
    Vintage Petroleum, Inc................        13,000         140
    (a)Visx, Inc..........................        12,400         982
    (a)Vitesse Semiconductor..............        14,500         978
    Vodafone Group plc ADR................         4,200         827
    Vulcan Materials Co...................         3,300         159
    Wabash National Corp..................         6,400         124
    Wachovia Corp.........................         2,600         222
    Wal-Mart Stores, Inc..................        59,984       2,894
    Walgreen Co...........................        12,900         379
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    Wallace Computer Services, Inc........         2,100    $     53
    Walt Disney Co........................        27,900         860
    Warnaco Group.........................         2,100          56
    Warner-Lambert Co.....................        11,200         777
    Washington Mutual, Inc................         8,100         287
    Washington Post Co. 'B'...............           400         215
    Waste Management, Inc.................         8,200         441
    Watsoc, Inc...........................         5,200          85
    (a)Watson Pharmaceuticals, Inc........         2,600          91
    WD-40 Co..............................         6,000         150
    (a)Weatherford International, Inc.....         3,500         128
    Wells Fargo Co........................        21,400         915
    Werner Enterprises, Inc...............         9,900         205
    Westpoint Stevens, Inc................         2,300          69
    (a)Westwood One Inc...................         7,100         253
    Weyerhaeuser Co.......................         4,500         309
    Whitman Corp..........................         3,800          68
    Whitney Holding Corp..................         4,100         163
    (a)Whittman-Hart, Inc.................         9,800         311
    (a)Whole Foods Market, Inc............         5,300         255
    Wicor, Inc............................         9,800         274
    Williams Cos., Inc....................         6,500         277
    (a)Williams-Sonoma, Inc...............        11,200         390
    Wilmington Trust Corp.................         1,200          69
    Winn-Dixie Stores, Inc................         2,200          81
    Wisconsin Energy......................         3,100          78
    WM. Wrigley Jr. Co....................         1,900         171
    Wolverine World Wide, Inc.............        11,800         165
    (a)World Color Press, Inc.............         8,000         220
    Wynn's International Inc..............         5,300          98
    Xerox Corp............................         9,500         561
    (a)Xilinx, Inc........................         4,200         240
    (a)Xircom, Inc........................         4,700         141
    XL Capital Ltd. 'A'...................         3,385         191
    (a)Yellow Corp........................         6,400         114
    York International Corp...............         2,200          94
    (a)Zale Corp..........................         7,800         312
    (a)Zebra Technologies Corp. 'A'.......         6,700         258
    Zenith National Insurance.............         4,000          99
    Zions Bancorp.........................         2,200         140
                                                            --------
                                                             237,535
                                                            --------
TOTAL COMMON STOCKS.....................................     497,797
                                                            --------
PREFERRED STOCKS (0.3%)
  AUSTRALIA (0.2%)
    News Corp., Ltd.......................       112,250         852
                                                            --------
  AUSTRIA (0.0%)
    Bau Holdings AG.......................             5          --
                                                            --------
  GERMANY (0.1%)
    SAP AG................................         1,226         488
    Volkswagen AG.........................         2,800         105
                                                            --------
                                                                 593
                                                            --------
  ITALY (0.0%)
    Fiat S.p.A. (Privilegiate)............        57,550          93
                                                            --------
  NETHERLANDS (0.0%)
    (a)Unilever N.V.......................        26,089         140
                                                            --------
TOTAL PREFERRED STOCKS..................................       1,678
                                                            --------

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------

INVESTMENT COMPANIES (0.8%)
  UNITED STATES (0.8%)
    (b)Latin American Discovery Fund,
      Inc.................................       381,900    $  3,580
    (a,b)Morgan Stanley Asia-Pacific Fund,
      Inc.................................       124,800       1,201
                                                            --------
TOTAL INVESTMENT COMPANIES..............................       4,781
                                                            --------
                                                  NO. OF
                                                  RIGHTS
                                              ----------
RIGHTS (0.0%)
  FRANCE (0.0%)
    (a)Bouygues...........................           292           1
    (a)LVMH Moet Hennessy Louis Vuitton...           921          27
                                                            --------
                                                                  28
                                                            --------
  ITALY (0.0%)
    (a)Olivetti S.p.A.....................        76,180          15
                                                            --------
TOTAL RIGHTS............................................          43
                                                            --------
                                                  NO. OF
                                                WARRANTS
                                              ----------
WARRANTS (0.0%)
  HONG KONG (0.0%)
    (a)Hong Kong and China Gas Co., Ltd.,
      expiring 9/30/99....................        15,300           2
                                                            --------
                                                     PAR
                                                   VALUE
                                                   (000)
                                              ----------
CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
    Casino Guichard Perrachon 4.50%,
      7/12/01.............................       FRF  32          28
    Sodexho S.A., 6.00%, 6/7/04...........            --           4
                                                            --------
                                                                  32
                                                            --------
  PORTUGAL (0.0%)
    (a)Jeromimo Martins...................    $       34          21
                                                            --------
TOTAL CONVERTIBLE DEBENTURES............................          53
                                                            --------
TOTAL LONG-TERM INVESTMENTS (87.9%) (COST $426,747).....     504,354
                                                            --------


                                                     PAR
                                                   VALUE       VALUE
                                                   (000)       (000)
--------------------------------------------------------------------

SHORT-TERM INVESTMENT (11.2%)
  REPURCHASE AGREEMENT (11.2%)
    Chase Securities, Inc., 4.55%, dated      $   64,369
      6/30/99, due 7/1/99, to be repurchased at
      $64,377, collateralized by $67,600
      Federal National Mortgage Association,
      5.125%, due 2/13/04, valued at $65,779
      (COST $64,369)....................................    $ 64,369
                                                            --------
TOTAL INVESTMENTS IN SECURITIES (99.1%) (COST
$491,116)...............................................     568,723
FOREIGN CURRENCY (0.2%) (COST $1,098)...................       1,090
                                                            --------
TOTAL INVESTMENTS (99.3%) (COST $492,214)...............     569,813
OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)............       3,965
                                                            --------
NET ASSETS (100%).......................................    $573,778
                                                            ========

(a)         --  Non-income producing security
(b)         --  The Fund is advised by an affiliate which earns a
                management fee as advisor to the Fund.
(c)         --  All or a portion of security on loan at June 30, 1999.
ADR         --  American Depositary Receipt
CVA         --  Share Certificates
FRF         --  French Franc
NCS         --  Non Convertible Shares
RFD         --  Ranked for Dividend
RNC         --  Non-Convertible Savings Shares

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                     VALUE     PERCENT OF
INDUSTRY                             (000)     NET ASSETS
--------                            --------   ----------
Finance...........................  $114,118      19.9%
Services..........................   112,281      19.6
Consumer Goods....................    97,450      17.0
Capital Goods & Equipment.........    74,713      13.0
Energy............................    49,083       8.6
Materials.........................    29,424       5.1
Multi-Industry....................    19,677       3.4
Investment Companies..............     4,781       0.8
Technology........................     2,739       0.5
Gold Mines........................        88       0.0
                                    --------      ----
                                    $504,354      87.9%
                                    ========      ====

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                          (000)
-------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $491,116)
    (including repurchase agreement of $64,369).............      $     568,723
  Foreign Currency (Cost $1,098)............................              1,090
  Cash......................................................                 68
  Margin Deposit on Futures.................................              1,903
  Receivable for:
    Fund Shares Sold........................................              3,579
    Variation of Futures Contracts..........................              1,199
    Dividends...............................................                894
    Investments Sold........................................                531
    Foreign Withholding Tax Reclaim.........................                210
    Security Lending Income.................................                 19
    Interest................................................                  9
  Cash, Held as Collateral for Securities Loaned............                 25
  Other.....................................................                 28
                                                                  -------------
    Total Assets............................................            578,278
                                                                  -------------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed....................................              1,038
    Investments Purchased...................................                689
    Distribution Fees.......................................                689
    Investment Advisory Fees................................                393
    Custody Fees............................................                195
    Administrative Fees.....................................                121
    Shareholder Reporting Expenses..........................                 87
    Directors' Fees and Expenses............................                 53
    Professional Fees.......................................                 50
    Collateral on Securities Loaned.........................                 25
    Securities Lending Expense..............................                 14
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts...............................................                982
  Other.....................................................                164
                                                                  -------------
    Total Liabilities.......................................              4,500
                                                                  -------------
  NET ASSETS................................................      $     573,778
                                                                  =============
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $          35
  Paid in Capital in Excess of Par..........................            474,021
  Net Unrealized Appreciation on Investments, Foreign
    Currency Translations and Futures.......................             77,822
  Accumulated Net Realized Gain.............................             22,117
  Distributions in Excess of Net Investment Income..........               (217)
                                                                  -------------
NET ASSETS..................................................      $     573,778
                                                                  =============
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $240,121,069 and 14,242,656 Shares
    Outstanding)............................................      $       16.86
                                                                  =============
  Maximum Sales Charge......................................              5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)).............      $       17.89
                                                                  =============
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $232,643,456 and 14,287,124 Shares
    Outstanding)*...........................................      $       16.28
                                                                  =============
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $101,013,000 and 6,136,614 Shares
    Outstanding)*...........................................      $       16.46
                                                                  =============

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                    (000)
-------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $ 8,772
  Interest..................................................        3,795
  Security Lending..........................................          216
  Less Foreign Taxes Withheld...............................         (682)
                                                                  -------
   Total Income.............................................       12,101
                                                                  -------
EXPENSES:
  Investment Advisory.......................................        5,574
  Distribution Fees (Attributed to Classes A, B, and C of
    $588, $2,243, and $998, respectively)...................        3,829
  Administrative Fees.......................................        1,473
  Transfer Agent Fees.......................................          399
  Custodian Fees............................................          386
  Shareholder Reports.......................................          235
  Professional Fees.........................................           58
  Filing and Registration Fees..............................           49
  Other.....................................................           40
                                                                  -------
   Total Expenses...........................................       12,043
   Less Expense Reductions..................................         (152)
                                                                  -------
   Net Expenses.............................................       11,891
                                                                  -------
Net Investment Income/Loss..................................          210
                                                                  -------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................       39,780
  Foreign Currency Transactions.............................       (4,520)
  Futures...................................................        5,283
                                                                  -------
   Net Realized Gain/Loss...................................       40,543
                                                                  -------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................       79,385
                                                                  -------
END OF THE PERIOD:
  Investments...............................................       77,607
  Foreign Currency Translations.............................         (992)
  Futures...................................................        1,207
                                                                  -------
                                                                   77,822
                                                                  -------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (1,563)
                                                                  -------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       38,980
                                                                  -------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $39,190
                                                                  =======

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      YEAR ENDED          YEAR ENDED
                                                                   JUNE 30, 1999       JUNE 30, 1998
                                                                           (000)               (000)
----------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $         210       $       1,993
  Net Realized Gain/Loss....................................             40,543              33,576
  Net Unrealized Appreciation/Depreciation..................             (1,563)             47,298
                                                                  -------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................             39,190              82,867
                                                                  -------------       -------------
DISTRIBUTIONS:
Net Investment Income:
Class A.....................................................             (1,038)             (1,628)
Class B.....................................................               (488)             (1,028)
Class C.....................................................               (217)             (1,187)
In Excess of Net Investment Income
Class A.....................................................             (2,120)                 --
Class B.....................................................               (996)                 --
Class C.....................................................               (444)                 --
                                                                  -------------       -------------
                                                                         (5,303)             (3,843)
                                                                  -------------       -------------
Net Realized Gain:
  Class A...................................................            (12,336)             (8,369)
  Class B...................................................            (12,000)             (6,610)
  Class C...................................................             (5,364)             (9,026)
                                                                  -------------       -------------
                                                                        (29,700)            (24,005)
                                                                  -------------       -------------
  Net Decrease in Net Assets Resulting from Distributions...            (35,003)            (27,848)
                                                                  -------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................            172,653             399,475
  Distributions Reinvested..................................             31,543              26,341
  Redeemed..................................................           (230,685)            (74,620)
                                                                  -------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................            (26,489)            351,196
                                                                  -------------       -------------
  Total Increase/Decrease in Net Assets.....................            (22,302)            406,215
NET ASSETS--Beginning of Period.............................            596,080             189,865
                                                                  -------------       -------------
NET ASSETS--End of Period (Including
  undistributed/distributions in excess of net investment
  income of $(217) and $4,082, respectively)................      $     573,778       $     596,080
                                                                  =============       =============
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
------------------------------------------------------------
   Shares:
     Subscribed.............................................              6,401              13,220
     Distributions Reinvested...............................                953                 658
     Redeemed...............................................             (8,806)             (2,571)
                                                                  -------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......             (1,452)             11,307
                                                                  =============       =============
   Dollars:
     Subscribed.............................................      $     102,532       $     193,752
     Distributions Reinvested...............................             14,538               9,235
     Redeemed...............................................           (139,451)            (41,983)
                                                                  -------------       -------------
   Net Increase/Decrease....................................      $     (22,381)      $     161,004
                                                                  =============       =============
   Ending Paid in Capital...................................      $     192,898+      $     215,279
                                                                  =============       =============
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed.............................................              3,651              11,944
     Distributions Reinvested...............................                790                 533
     Redeemed...............................................             (4,141)               (902)
                                                                  -------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......                300              11,575
                                                                  =============       =============
   Dollars:
     Subscribed.............................................      $      56,414       $     170,660
     Distributions Reinvested...............................             11,694               7,277
     Redeemed...............................................            (64,043)            (14,280)
                                                                  -------------       -------------
   Net Increase/Decrease....................................      $       4,065       $     163,657
                                                                  =============       =============
   Ending Paid in Capital...................................      $     202,973+      $     198,908
                                                                  =============       =============
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                871               2,310
     Distributions Reinvested...............................                355                 713
     Redeemed...............................................             (1,755)             (1,171)
                                                                  -------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......               (529)              1,852
                                                                  =============       =============
   Dollars:
     Subscribed.............................................      $      13,707       $      35,063
     Distributions Reinvested...............................              5,311               9,829
     Redeemed...............................................            (27,191)            (18,357)
                                                                  -------------       -------------
   Net Increase/Decrease....................................      $      (8,173)      $      26,535
                                                                  =============       =============
   Ending Paid in Capital...................................      $      78,195+      $      86,368
                                                                  =============       =============

-----------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  CLASS A                                      CLASS B
                                             -------------------------------------------------      -----------------------------
                                                            YEAR ENDED JUNE 30,                          YEAR ENDED JUNE 30,
                                             -------------------------------------------------      -----------------------------
SELECTED PER SHARE DATA AND RATIOS              1999#      1998#      1997      1996      1995         1999#      1998#      1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......  $ 16.670   $  16.57   $ 14.75   $ 12.60   $ 11.99      $ 16.144   $  16.15   $ 14.46
                                             --------   --------   -------   -------   -------      --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...............     0.075       0.21      0.10      0.19      0.12        (0.043)      0.09     (0.05)
  Net Realized and Unrealized Gain/Loss....     1.211       2.07      2.76      2.82      0.67         1.164       2.01      2.73
                                             --------   --------   -------   -------   -------      --------   --------   -------
  Total From Investment Operations.........     1.286       2.28      2.86      3.01      0.79         1.121       2.10      2.68
                                             --------   --------   -------   -------   -------      --------   --------   -------
DISTRIBUTIONS
  Net Investment Income....................    (0.073)     (0.35)    (0.55)    (0.39)       --        (0.035)     (0.28)    (0.50)
  In Excess of Net Investment Income.......    (0.150)        --        --        --     (0.05)       (0.073)        --        --
  Net Realized Gain........................    (0.874)     (1.83)    (0.49)    (0.47)    (0.13)       (0.874)     (1.83)    (0.49)
                                             --------   --------   -------   -------   -------      --------   --------   -------
  Total Distributions......................    (1.097)     (2.18)    (1.04)    (0.86)    (0.18)       (0.982)     (2.11)    (0.99)
                                             --------   --------   -------   -------   -------      --------   --------   -------
NET ASSET VALUE, END OF PERIOD.............  $ 16.859   $  16.67   $ 16.57   $ 14.75   $ 12.60      $ 16.283   $  16.14   $ 16.15
                                             ========   ========   =======   =======   =======      ========   ========   =======
TOTAL RETURN (1)...........................      8.41%     16.17%    20.61%    24.62%     6.69%         7.50%     15.33%    19.64%
                                             ========   ========   =======   =======   =======      ========   ========   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..........  $240,121   $261,633   $72,704   $63,706   $42,586      $232,644   $225,797   $38,962
Ratio of Expenses to Average Net Assets....      1.70%      1.61%     1.70%     1.70%     1.70%         2.45%      2.35%     2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets.......................      0.47%      1.30%     0.59%     0.71%     1.01%        (0.27)%     0.60%    (0.11)%
Portfolio Turnover Rate....................        84%       108%       45%       44%       39%           84%       108%       45%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/ Loss...........................  $   0.00++ $   0.02   $  0.03   $  0.10   $  0.04      $   0.00++ $   0.02   $  0.09
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...........      1.73%      1.62%     1.90%     2.06%     2.03%         2.49%      2.36%     2.65%
  Net Investment Income/Loss to Average Net
    Assets.................................      0.44%      1.30%     0.40%     0.35%     0.68%        (0.30)%     0.60%    (0.30)%
---------------------------------------------------------------------------------------------------------------------------------

                                                  CLASS B
                                             -----------------

                                               AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS            TO JUNE 30, 1996
-------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $         13.01
                                              ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...............              0.30
  Net Realized and Unrealized Gain/Loss....              1.98
                                              ---------------
  Total From Investment Operations.........              2.28
                                              ---------------
DISTRIBUTIONS
  Net Investment Income....................             (0.35)
  In Excess of Net Investment Income.......                --
  Net Realized Gain........................             (0.48)
                                              ---------------
  Total Distributions......................             (0.83)
                                              ---------------
NET ASSET VALUE, END OF PERIOD.............   $         14.46
                                              ===============
TOTAL RETURN (1)...........................             18.08%*
                                              ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..........   $        14,786
Ratio of Expenses to Average Net Assets....              2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets.......................              0.45%
Portfolio Turnover Rate....................                44%*
----------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/ Loss...........................   $          0.22
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...........              2.81%
  Net Investment Income/Loss to Average Net
    Assets.................................              0.09%
---------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS C
                                                                  -------------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                                                  -------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                   1999#         1998#         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 16.298      $  16.24      $ 14.49      $ 12.43      $ 11.90
                                                                  --------      --------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................        (0.043)         0.08        (0.03)        0.12         0.04
  Net Realized and Unrealized Gain/Loss.....................         1.187          2.05         2.73         2.75         0.65
                                                                  --------      --------      -------      -------      -------
  Total From Investment Operations..........................         1.144          2.13         2.70         2.87         0.69
                                                                  --------      --------      -------      -------      -------
DISTRIBUTIONS
  Net Investment Income.....................................        (0.035)        (0.24)       (0.46)       (0.33)          --
  In Excess of Net Investment Income........................        (0.072)           --           --           --        (0.03)
  Net Realized Gain.........................................        (0.874)        (1.83)       (0.49)       (0.48)       (0.13)
                                                                  --------      --------      -------      -------      -------
  Total Distributions.......................................        (0.981)        (2.07)       (0.95)       (0.81)       (0.16)
                                                                  --------      --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD..............................      $ 16.461      $  16.30      $ 16.24      $ 14.49      $ 12.43
                                                                  ========      ========      =======      =======      =======
TOTAL RETURN (1)............................................          7.61%        15.37%       19.69%       23.65%        5.84%
                                                                  ========      ========      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................      $101,013      $108,650      $78,199      $63,025      $40,460
Ratio of Expenses to Average Net Assets.....................          2.45%         2.55%        2.45%        2.45%        2.45%
Ratio of Net Investment Income/Loss to Average Net Assets...         (0.28)%        0.52%       (0.16)%      (0.04)%       0.25%
Portfolio Turnover Rate.....................................            84%          108%          45%          44%          39%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........      $   0.00++    $   0.02      $  0.03      $  1.16      $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................          2.48%         2.56%        2.65%        2.81%        2.78%
  Net Investment Income/Loss to Average Net Assets..........         (0.30)%        0.52%       (0.34)%      (0.40)%      (0.08)%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sale charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charges may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999
between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. SECURITY LENDING: The Fund may lend investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction the Fund receives cash, securities issued or guaranteed by the U.S. government, or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1999 is as follows:

VALUE OF LOANED        VALUE OF
  SECURITIES          COLLATERAL
     (000)              (000)
---------------       ----------
      $18                $25

Morgan Stanley Trust Company, a former affiliate of the Investment Subadviser, administers the security lending program and for its services the Fund incurred fees in the amount of $26,674 for the year ended June 30, 1999.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency losses of approximately $3,539,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                          NET
                                     APPRECIATION/
  COST      APPREC.      DEPREC.     DEPRECIATION
 (000)       (000)        (000)          (000)
--------    --------    ---------    -------------
$499,287    $ 94,317    $(24,881)       $69,436

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $2,548,000 has been reclassified from distributions in excess of net investment income with $2,517,000 posted to accumulated net realized gain and $31,000 posted to paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of presenting net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   1.00%              1.70%               2.45%

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

For the year ended June 30, 1999, the Fund recognized expenses of approximately $5,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $776,766 for Class A shares and deferred sales charges of $2,318, $477,072, and $10,537 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $96,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $2,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

At June 30, 1999, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $103,000 during the period.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $393,338,000 and sales of approximately $411,550,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain/loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                         UNREALIZED
                                            CURRENT     APPRECIATION/
                                             VALUE      DEPRECIATION
FORWARD CURRENCY CONTRACTS                   (000)          (000)
--------------------------                  --------    -------------
LONG CONTRACTS:
Australian Dollar, 14,033,089 expiring
  7/1/99................................    $ 8,809         $(444)
British Pound, 3,751,000 expiring
  8/12/99...............................      6,070           151
Japanese Yen, 172,092,000 expiring
  8/24/99...............................      1,401           (34)
Swedish Krona, 2,236,649 expiring
  7/6/99................................        263            (1)
                                            -------         -----
                                            $16,543          (328)
                                            =======         =====
SHORT CONTRACTS:
Australian Dollar, 14,033,103 expiring
  7/1/99................................    $ 9,253           165
British Pound, 3,751,000 expiring
  8/12/99...............................      5,919          (187)
Euro, 21,158,750 expiring
  7/16/99-9/10/99.......................     21,942          (285)
Japanese Yen, 2,262,897,090 expiring
  8/24/99-9/16/99.......................     18,907          (347)
                                            -------         -----
                                            $56,021          (654)
                                            =======         =====
                                                            $(982)
                                                            =====

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash and/or securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract in excess of the variation margin is reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

Transactions in futures contracts for the year ended June 30, 1999, were as follows:

                                                         CONTRACTS
                                                         ---------
Outstanding at June 30, 1998.........................        486
Futures Opened.......................................      6,574
Futures Closed.......................................     (6,545)
                                                          ------
Outstanding at June 30, 1999.........................        515
                                                          ======

The futures contracts outstanding as of June 30, 1999, and the descriptions and the unrealized appreciation/ depreciation are as follows:

                                                         UNREALIZED
                                                        APPRECIATION/
                                                        DEPRECIATION
                                           CONTRACTS        (000)
                                           ---------    -------------
LONG CONTRACTS:
CAC 40 Index--September 1999 (Current
  notional value $4,554 per
  contract)............................       291          $  152
DAX Index--September 1999 (Current
  notional value $5,389 per
  contract)............................        34             116
MIB 30 Index--September 1999 (Current
  notional value $34,993 per
  contract)............................        34             (65)
SHORT CONTRACTS:
TOPIX Index--September 1999 (Current
  notional value $1,407 per
  contract)............................       156           1,004
                                              ---          ------
                                              515          $1,207
                                              ===          ======

E. PLAN OF REORGANIZATION: On June 12, 1998, the Global Equity Allocation Fund acquired all of the assets and liabilities of the Van Kampen American Capital Global Equity Fund (the "VK Fund"), through a tax-free reorganization approved by the VK Fund shareholders on June 12, 1998. Included in these net assets were cumulative book and tax differences resulting in re-classifications of undistributed capital gains of $(3,301,076), undistributed net investment income of $3,342,357, and paid in capital of $(41,281).

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Global Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Fixed Income Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

            PAR
          VALUE                                                       VALUE
          (000)                                                       (000)
---------------------------------------------------------------------------

FIXED INCOME SECURITIES (95.0%)
  AUSTRALIAN DOLLAR (1.7%)
    U.S. GOVERNMENT & AGENCY OBLIGATIONS--GLOBAL
$            50   Federal National Mortgage Association 6.50%,
                    7/10/02........................................  $   34
             60   Federal National Mortgage Association 6.375%,
                    8/15/07........................................      39
  AUD        50   Government of Australia 10.00%, 10/15/02.........      37
                                                                     ------
                                                                        110
                                                                     ------
  BRITISH POUND (7.4%)
    GOVERNMENT BOND
  GBP       250   United Kingdom Treasury Gilt 8.50%, 7/16/07......     474
                                                                     ------
  CANADIAN DOLLAR (3.9%)
    GOVERNMENT BOND
  CAD       320   Government of Canada 8.75%, 12/1/05..............     255
                                                                     ------
  DANISH KRONE (7.0%)
    GOVERNMENT BONDS
  DKK     1,800   Kingdom of Denmark 8.00%, 5/15/03................     284
          1,000   Kingdom of Denmark 8.00%, 3/15/06................     164
                                                                     ------
                                                                        448
                                                                     ------
  EURO (34.1%)
    GOVERNMENT BONDS
  EUR       100   Buoni Poliennali Del Tesoro 9.50%, 2/1/06........     133
             50   Deutsche Ausgleichsbank 4.00%, 7/4/09............      48
            610   Deutschland Republic 8.375%, 5/21/01.............     688
            200   Deutschland Republic 6.50%, 10/14/05.............     232
            180   Deutschland Republic 6.25%, 1/4/24...............     206
            100   Government of France 4.50%, 7/12/02..............     106
            200   Government of France 6.00%, 10/25/25.............     222
            200   Government of Spain 5.15%, 7/30/09...............     212
            200   Government of The Netherlands 8.25%, 2/15/02.....     231
            100   Kingdom of Belgium 9.20%, 6/28/10................     118
                                                                     ------
                                                                      2,196
                                                                     ------

            PAR
          VALUE                                                       VALUE
          (000)                                                       (000)
---------------------------------------------------------------------------

  JAPANESE YEN (10.5%)
    GOVERNMENT BOND (5.9%)
 JPY     50,000   Government of Japan 0.90%, 12/22/08..............  $  378
                                                                     ------
    EUROBOND (4.6%)
         30,000   IBRD 4.75%, 12/20/04.............................     295
                                                                     ------
  TOTAL JAPANESE YEN...............................................     673
                                                                     ------
  SWEDISH KRONA (4.5%)
    GOVERNMENT BONDS
 SEK      1,000   Swedish Government 13.00%, 6/15/01...............     137
          1,200   Swedish Government 6.00%, 2/9/05.................     151
                                                                     ------
                                                                        288
                                                                     ------
  UNITED STATES DOLLAR (25.9%)
    CORPORATE BOND (0.7%)
$         (a)50   Monsanto Co. 6.60%, 12/1/28......................      44
                                                                     ------
    U.S. TREASURY BONDS (12.7%)
            300   8.125%, 8/15/19..................................     362
            460   6.25%, 8/15/23...................................     460
                                                                     ------
                                                                        822
                                                                     ------
    U.S. TREASURY NOTES (12.5%)
            440   6.25%, 10/31/01..................................     446
            350   6.25%, 2/15/07...................................     357
                                                                     ------
                                                                        803
                                                                     ------
  TOTAL UNITED STATES DOLLAR.......................................   1,669
                                                                     ------
TOTAL LONG-TERM INVESTMENTS (95.0%) (COST $6,479)..................   6,113
                                                                     ------
SHORT-TERM INVESTMENT (4.6%)
    REPURCHASE AGREEMENT (4.6%)
$           294   Chase Securities, Inc., 4.55%, dated 6/30/99,
                    due 7/1/99, to be repurchased at $294,
                    collateralized by $275 U.S. Treasury Bonds,
                    7.25%, due 5/15/16, valued at $306
                    (COST $294)....................................     294
                                                                     ------
TOTAL INVESTMENTS (99.6%) (COST $6,773)............................   6,407
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%).......................      24
                                                                     ------
NET ASSETS (100%)..................................................  $6,431
                                                                     ======

---------------

(a)       144A Security--Certain conditions for public sale may exist.

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                   (000)
------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $6,773)........................      $6,407
  Receivable for:
    Interest................................................         109
    Fund Shares Sold........................................          12
  Net Unrealized Gain on Foreign Currency Contracts.........           7
  Foreign Witholding Tax Reclaim............................           3
                                                                  ------
    Total Assets............................................       6,538
                                                                  ------
LIABILITIES:
  Payable for:
    Professional Fees.......................................          25
    Dividends Declared......................................          21
    Fund Shares Redeemed....................................          16
    Directors' Fees and Expenses............................          12
    Shareholder Reporting Expenses..........................           8
    Distribution Fees.......................................           6
    Bank Overdraft..........................................           5
    Custody Fees............................................           4
    Transfer Agent Fees.....................................           3
    Investment Advisory Fees................................           3
    Administrative Fees.....................................           2
  Other.....................................................           2
                                                                  ------
      Total Liabilities.....................................         107
                                                                  ------
NET ASSETS..................................................      $6,431
                                                                  ======
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $    1
  Paid in Capital in Excess of Par..........................       6,777
  Accumulated Net Realized Gain.............................          93
  Distributions in Excess of Net Investment Income..........         (78)
  Net Unrealized Depreciation on Investments and Foreign
    Currency Translations...................................        (362)
                                                                  ------
NET ASSETS..................................................      $6,431
                                                                  ======
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $3,391,538 and 357,818 Shares
    Outstanding)............................................      $ 9.48
                                                                  ======
  Maximum Sales Charge......................................        4.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge))..............      $ 9.95
                                                                  ======
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,556,467 and 165,575 Shares Outstanding)*...      $ 9.40
                                                                  ======
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,483,381 and 158,021 Shares Outstanding)*...      $ 9.39
                                                                  ======

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                  (000)
-----------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................      $ 369
  Less Foreign Taxes Withheld...............................         (3)
                                                                  -----
   Total Income.............................................        366
                                                                  -----
EXPENSES:
  Investment Advisory Fees..................................         62
  Distribution Fees (Attributed to Classes A, B, and C of
    $11, $17, and $18, respectively)........................         46
  Professional Fees.........................................         34
  Shareholder Reports.......................................         30
  Filing and Registration Fees..............................         28
  Administrative Fees.......................................         26
  Custodian Fees............................................         14
  Transfer Agent Fees.......................................         13
  Directors' Fees and Expenses..............................          9
  Interest Expense..........................................          2
  Other.....................................................          5
                                                                  -----
   Total Expenses...........................................        269
   Less Expense Reductions..................................       (122)
                                                                  -----
   Net Expenses.............................................        147
                                                                  -----
Net Investment Income/Loss..................................        219
                                                                  -----
NET REALIZED GAIN/LOSS ON:
  Investments...............................................        392
  Foreign Currency Transactions.............................         59
                                                                  -----
   Net Realized Gain/Loss...................................        451
                                                                  -----
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................         60
                                                                  -----
  End of the Period:
   Investments..............................................       (366)
   Foreign Currency Translations............................          4
                                                                  -----
                                                                   (362)
                                                                  -----
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (422)
                                                                  -----
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................         29
                                                                  -----
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 248
                                                                  =====

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     YEAR ENDED         YEAR ENDED
                                                                  JUNE 30, 1999      JUNE 30, 1998
                                                                          (000)              (000)
--------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $         219      $         336
  Net Realized Gain/Loss....................................                451                (59)
  Net Unrealized Appreciation/Depreciation..................               (422)               178
                                                                  -------------      -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................                248                455
                                                                  -------------      -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................               (124)              (219)
  Class B...................................................                (38)               (49)
  Class C...................................................                (41)               (68)
  In Excess of Net Investment Income:
  Class A...................................................                (47)                (4)
  Class B...................................................                (15)                (1)
  Class C...................................................                (15)                (1)
                                                                  -------------      -------------
                                                                           (280)              (342)
                                                                  -------------      -------------
  Net Realized Gain:
  Class A...................................................               (144)               (30)
  Class B...................................................                (50)                (8)
  Class C...................................................                (52)               (11)
                                                                  -------------      -------------
                                                                           (246)               (49)
                                                                  -------------      -------------
  Net Decrease in Net Assets Resulting from Distributions...               (526)              (391)
                                                                  -------------      -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................              5,081              1,701
  Distributions Reinvested..................................                449                329
  Redeemed..................................................             (6,547)            (4,936)
                                                                  -------------      -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................             (1,017)            (2,906)
                                                                  -------------      -------------
  Total Increase/Decrease in Net Assets.....................             (1,295)            (2,842)
NET ASSETS--Beginning of Period.............................              7,726             10,568
                                                                  -------------      -------------
NET ASSETS--End of Period (Including distributions in excess of net investment income of $(78) and $(150),
  respectively).............................................      $       6,431      $       7,726
                                                                  =============      =============
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   ----------
   Shares:
     Subscribed.............................................                407                 72
     Distributions Reinvested...............................                 28                 22
     Redeemed...............................................               (517)              (298)
                                                                  -------------      -------------
   Net Increase/Decrease in Class A Shares Outstanding......                (82)              (204)
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $       4,142      $         714
     Distributions Reinvested...............................                285                226
     Redeemed...............................................             (5,371)            (2,981)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $        (944)     $      (2,041)
                                                                  =============      =============
   Ending Paid in Capital...................................      $       3,508      $       4,452
                                                                  =============      =============
   Class B:
   ----------
   Shares:
     Subscribed.............................................                 69                 58
     Distributions Reinvested...............................                  7                  4
     Redeemed...............................................                (53)               (92)
                                                                  -------------      -------------
   Net Increase/Decrease in Class B Shares Outstanding......                 23                (30)
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $         707      $         572
     Distributions Reinvested...............................                 74                 42
     Redeemed...............................................               (540)              (909)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $         241      $        (295)
                                                                  =============      =============
   Ending Paid in Capital...................................      $       1,675      $       1,434
                                                                  =============      =============
   Class C:
   ----------
   Shares:
     Subscribed.............................................                 24                 42
     Distributions Reinvested...............................                  8                  6
     Redeemed...............................................                (64)              (105)
                                                                  -------------      -------------
   Net Increase/Decrease in Class C Shares Outstanding......                (32)               (57)
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $         232      $         415
     Distributions Reinvested...............................                 90                 61
     Redeemed...............................................               (636)            (1,046)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $        (314)     $        (570)
                                                                  =============      =============
   Ending Paid in Capital...................................      $       1,595      $       1,909
                                                                  =============      =============

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       CLASS A                                          CLASS B
                                    ----------------------------------------------   ----------------------------------------------
                                                 YEAR ENDED JUNE 30,                     YEAR ENDED JUNE 30,
                                    ----------------------------------------------   ---------------------------    AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS    1999#      1998#     1997     1996      1995     1999#      1998#     1997   TO JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................  $10.022   $   9.95   $ 9.94   $10.23   $  9.53   $ 9.971   $   9.91   $ 9.91   $         10.24
                                    -------   --------   ------   ------   -------   -------   --------   ------   ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss......    0.311       0.39     0.44     0.53      0.56     0.229       0.32     0.41              0.64
  Net Realized and Unrealized
    Gain/Loss.....................   (0.181)      0.13    (0.02)   (0.01)     0.50    (0.186)      0.13    (0.07)            (0.26)
                                    -------   --------   ------   ------   -------   -------   --------   ------   ---------------
  Total From Investment
    Operations....................    0.130       0.52     0.42     0.52      1.06     0.043       0.45     0.34              0.38
                                    -------   --------   ------   ------   -------   -------   --------   ------   ---------------
DISTRIBUTIONS
  Net Investment Income...........   (0.278)     (0.39)   (0.35)   (0.79)    (0.36)   (0.234)     (0.33)   (0.29)            (0.69)
  In Excess of Net Investment
    Income........................   (0.106)     (0.01)   (0.06)   (0.02)       --    (0.090)     (0.01)   (0.05)            (0.02)
  Net Realized Gain...............   (0.290)     (0.05)      --       --        --    (0.290)     (0.05)      --                --
                                    -------   --------   ------   ------   -------   -------   --------   ------   ---------------
  Total Distributions.............   (0.674)     (0.45)   (0.41)   (0.81)    (0.36)   (0.614)     (0.39)   (0.34)            (0.71)
                                    -------   --------   ------   ------   -------   -------   --------   ------   ---------------
NET ASSET VALUE, END OF PERIOD....  $ 9.478   $  10.02   $ 9.95   $ 9.94   $ 10.23   $ 9.400   $   9.97   $ 9.91   $          9.91
                                    =======   ========   ======   ======   =======   =======   ========   ======   ===============
TOTAL RETURN (1)..................     0.95%      5.36%    4.27%    5.20%    11.41%     0.05%      4.65%    3.48%             3.76%*
                                    =======   ========   ======   ======   =======   =======   ========   ======   ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's).........................  $ 3,392   $  4,413   $6,407   $7,432   $11,092   $ 1,556   $  1,425   $1,716   $         1,440
Ratio of Expenses to Average Net
  Assets..........................     1.47%      1.45%    1.45%    1.45%     1.45%     2.23%      2.20%    2.20%             2.20%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets..........................     3.03%      3.94%    4.40%    5.02%     5.84%     2.21%      3.21%    3.65%             3.38%
Portfolio Turnover Rate...........      143%        78%     170%     223%      169%      143%        78%     170%              223%*
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss........  $  0.15   $   0.15   $ 0.12   $ 0.07   $  0.07   $  0.15   $   0.15   $ 0.13   $          0.12
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets........................     2.97%      3.00%    2.57%    2.16%     2.22%     3.78%      3.75%    3.37%             3.57%
  Net Investment Income to Average
    Net Assets....................     1.54%      2.42%    3.25%    4.31%     5.07%     0.71%      1.65%    2.45%             2.01%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense....     1.45%      1.45%    1.45%    1.45%     1.45%     2.20%      2.20%    2.20%             2.20%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS C
                                                                  ---------------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                  ---------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                  1999#         1998#        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 9.962      $   9.90      $ 9.90      $10.20      $ 9.54
                                                                  -------      --------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................        0.230          0.32        0.39        0.37        0.49
  Net Realized and Unrealized Gain/Loss.....................       (0.191)         0.13       (0.05)       0.08        0.47
                                                                  -------      --------      ------      ------      ------
  Total From Investment Operations..........................        0.039          0.45        0.34        0.45        0.96
                                                                  -------      --------      ------      ------      ------
DISTRIBUTIONS
  Net Investment Income.....................................       (0.234)        (0.33)      (0.29)      (0.73)      (0.30)
  In Excess of Net Investment Income........................       (0.090)        (0.01)      (0.05)      (0.02)         --
  Net Realized Gain.........................................       (0.290)        (0.05)         --          --          --
                                                                  -------      --------      ------      ------      ------
  Total Distributions.......................................       (0.614)        (0.39)      (0.34)      (0.75)      (0.30)
                                                                  -------      --------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD..............................      $ 9.387      $   9.96      $ 9.90      $ 9.90      $10.20
                                                                  =======      ========      ======      ======      ======
TOTAL RETURN (1)............................................         0.05%         4.65%       3.48%       4.47%      10.24%
                                                                  =======      ========      ======      ======      ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................      $ 1,483      $  1,888      $2,445      $2,844      $5,965
Ratio of Expenses to Average Net Assets.....................         2.23%         2.20%       2.20%       2.20%       2.20%
Ratio of Net Investment Income/Loss to Average Net Assets...         2.22%         3.21%       3.65%       4.35%       5.09%
Portfolio Turnover Rate.....................................          143%           78%        170%        223%        169%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........      $  0.15      $   0.15      $ 0.12      $ 0.06      $ 0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................         3.74%         3.75%       3.35%       2.87%       2.97%
  Net Investment Income/Loss to Average Net Assets..........         0.75%         1.67%       2.48%       3.68%       4.32%
Ratio of Net Expenses to Average Net Assets excluding
  country tax expense and interest expense..................         2.20%         2.20%       2.20%       2.20%       2.20%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Fixed Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to produce an attractive real rate of return by investing in fixed-income securities of U.S. and foreign issuers denominated in U.S. dollars and in other currencies. The Fund commenced operations on January 4, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                ----------------------
YEAR OF REDEMPTION                               CLASS B       CLASS C
------------------                              --------      --------
First.....................................       4.00%         1.00%
Second....................................       4.00%         None
Third.....................................       3.00%         None
Fourth....................................       2.50%         None
Fifth.....................................       1.50%         None
Thereafter................................       None          None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency losses of approximately $27,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                             NET
                                        APPRECIATION/
 COST       APPREC.       DEPREC.       DEPRECIATION
(000)        (000)         (000)            (000)
------      --------      --------      -------------
$6,775..
              $66          $(434)           $(368)

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $133,000 has been reclassified from accumulated net realized gain and posted to distributions in excess of net investment income.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                               CLASS A       AND CLASS C
                        MAX. OPERATING    MAX. OPERATING
ADVISORY FEE             EXPENSE RATIO     EXPENSE RATIO
------------            --------------   ---------------
        0.75%
                            1.45%             2.20%

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $12,010 for Class A shares and deferred sales charges of $472, $10,212, and $731 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

September 30, 1998, the Fund incurred MSTC fees of approximately $1,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $8,110,000 and sales of approximately $8,406,000 of investment securities other than long-term U.S. government securities and short-term investments. Purchases and sales of long-term U.S. government securities for the year ended June 30, 1999 totaled approximately $2,528,000 and $3,205,000, respectively.
D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity, and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                            UNREALIZED
                                            CURRENT      APPRECIATION/
                                              VALUE       DEPRECIATION
FORWARD CURRENCY CONTRACTS                    (000)              (000)
--------------------------                 --------      -------------
LONG CONTRACTS:
Australian Dollar,
  100,000 expiring 9/16/99...........        $ 66            $ --
                                             ----            ----
SHORT CONTRACTS:
Australian Dollar,
  100,000 expiring 9/16/99...........        $ 66            $ --
Euro,
  200,000 expiring 7/12/99...........         207               7
                                             ----            ----
                                             $273            $  7
                                             ====            ====
                                                             $  7
                                                             ====

                  VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
              (FORMERLY KNOWN AS VAN KAMPEN GLOBAL FRANCHISE FUND)
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Global Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period September 25, 1998 (commencement of operations) through June 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                  VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
              (FORMERLY KNOWN AS VAN KAMPEN GLOBAL FRANCHISE FUND)
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                    SHARES     (000)
--------------------------------------------------------------------

COMMON STOCKS (100.3%)
  CANADA (4.0%)
    Torstar Corp. 'B'..........................      8,230    $   92
                                                              ------
  FINLAND (4.4%)
    Kone Corp. 'B'.............................        615        77
    (a)Rapala Normark Corp.....................      3,350        24
                                                              ------
                                                                 101
                                                              ------
  FRANCE (9.9%)
    Groupe Danone RFD..........................        292        76
    Pernod-Ricard..............................      1,315        88
    Societe Television Francaise 1.............        267        62
                                                              ------
                                                                 226
                                                              ------
  ITALY (4.8%)
    Mediaset S.p.A.............................      7,050        63
    Seat Pagine Gialle S.p.A...................     33,900        46
                                                              ------
                                                                 109
                                                              ------
  NETHERLANDS (4.7%)
    Benckiser N.V. 'B'.........................      2,020       108
                                                              ------
  SPAIN (2.3%)
    Zardoya-Otis S.A...........................      2,079        52
                                                              ------
  SWITZERLAND (13.6%)
    Cie Financiere Richemont AG 'A'............         96       185
    Lindt & Spruengli AG.......................         20        51
    Nestle S.A. (Registered)...................         41        74
                                                              ------
                                                                 310
                                                              ------
  UNITED KINGDOM (33.4%)
    Aegis Group plc............................     38,150        84
    Allied Domecq plc..........................     10,050        97
    Burmah Castrol plc.........................      2,187        42
    Capital Radio plc..........................      5,890        78
    Great Universal Stores plc.................      5,250        58
    Imperial Tobacco Group plc.................      9,260       101
    Reckitt & Colman plc.......................      9,324        97
                                                               VALUE
                                                    SHARES     (000)
--------------------------------------------------------------------
    Scottish Media Group plc...................      3,430    $   47
    Time Products plc..........................      6,800        11
    WPP Group plc..............................     17,560       149
                                                              ------
                                                                 764
                                                              ------
  UNITED STATES (23.2%)
    Bestfoods..................................      1,900        94
    Brown-Forman Corp. 'B'.....................      1,670       109
    New York Times Co. 'A'.....................      3,865       142
    Philip Morris Cos., Inc....................      1,978        80
    Snap-on, Inc...............................      1,260        46
    WD-40 Co...................................      2,330        58
                                                              ------
                                                                 529
                                                              ------
TOTAL LONG-TERM INVESTMENTS (100.3%) (COST $2,057)........     2,291
                                                              ------
FOREIGN CURRENCY (0.1%) (COST $2).........................         2
                                                              ------
TOTAL INVESTMENTS (100.4%) (COST $2,059)..................     2,293
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%).............       (10)
                                                              ------
NET ASSETS (100%).........................................    $2,283
                                                              ======

---------------

(a)  --        Non-income producing security
RFD  --        Ranked for Dividend

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                      VALUE    PERCENT OF
INDUSTRY                              (000)    NET ASSETS
--------                              ------   ----------
Consumer Goods......................  $1,170      51.2%
Services............................     846      37.0
Capital Equipment...................     175       7.7
Energy..............................     100       4.4
                                      ------     -----
                                      $2,291     100.3%
                                      ======     =====

    The accompanying notes are an integral part of the financial statements.

                  VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
              (FORMERLY KNOWN AS VAN KAMPEN GLOBAL FRANCHISE FUND)
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                   (000)
------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $2,057)........................      $2,291
  Foreign Currency (Cost $2)................................           2
  Cash......................................................          66
  Receivable for:
    Dividends...............................................           8
    Foreign Witholding Tax Reclaim..........................           1
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts...............................................          18
  Receivable from Investment Adviser........................          15
                                                                  ------
      Total Assets..........................................       2,401
                                                                  ------
LIABILITIES:
  Payable for:
    Professional Fees.......................................          48
    Filing and Registration Fees............................          34
    Shareholder Reporting Expenses..........................          14
    Directors' Fees and Expenses............................           8
    Custody Fees............................................           5
    Transfer Agent Fees.....................................           5
    Distribution Fees.......................................           2
    Administrative Fees.....................................           1
  Other.....................................................           1
                                                                  ------
      Total Liabilities.....................................         118
                                                                  ------
NET ASSETS..................................................      $2,283
                                                                  ======
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $   --
  Paid in Capital in Excess of Par..........................       1,953
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations...................................         253
  Accumulated Net Investment Income.........................          48
  Accumulated Net Realized Gain.............................          29
                                                                  ------
NET ASSETS..................................................      $2,283
                                                                  ======
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $1,189,338 and 99,280 Shares
    Outstanding)............................................      $11.98
                                                                  ======
  Maximum Sales Charge......................................        5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100 / (100 - maximum sales charge)).............      $12.71
                                                                  ======
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $614,254 and 51,522 Shares Outstanding)*......      $11.92
                                                                  ======
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $479,666 and 39,914 Shares Outstanding)*......      $12.02
                                                                  ======

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
              (FORMERLY KNOWN AS VAN KAMPEN GLOBAL FRANCHISE FUND)
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                                                  (000)
-----------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $  42
  Interest..................................................          4
  Less Foreign Taxes Withheld...............................         (5)
                                                                  -----
    Total Income............................................         41
                                                                  -----
EXPENSES:
  Professional Fees.........................................         52
  Filing and Registration Fees..............................         49
  Shareholder Reports.......................................         22
  Investment Advisory Fees..................................         12
  Custodian Fees............................................         10
  Directors' Fees and Expenses..............................          8
  Distribution Fees (Attributed to Classes A, B, and C of
    $2, $3, and $3, respectively)...........................          8
  Administrative Fees.......................................          7
  Transfer Agent Fees.......................................          7
  Other.....................................................          2
                                                                  -----
  Total Expenses............................................        177
  Less Expense Reductions...................................       (150)
                                                                  -----
  Net Expenses..............................................         27
                                                                  -----
Net Investment Income/Loss..................................         14
                                                                  -----
NET REALIZED GAIN/LOSS ON:
  Investments...............................................         29
  Foreign Currency Transactions.............................         (7)
                                                                  -----
    Net Realized Gain/Loss..................................         22
                                                                  -----
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................         --
                                                                  -----
  End of the Period:
    Investments.............................................        234
    Foreign Currency Translations...........................         19
                                                                  -----
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        253
                                                                  -----
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................        275
                                                                  -----
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 289
                                                                  =====

---------------

  *  Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                  VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
              (FORMERLY KNOWN AS VAN KAMPEN GLOBAL FRANCHISE FUND)
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                                                   (000)
------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $   14
  Net Realized Gain/Loss....................................          22
  Net Unrealized Appreciation/Depreciation..................         253
                                                                  ------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................         289
                                                                  ------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................          (7)
  Class B...................................................          (4)
  Class C...................................................          (5)
                                                                  ------
  Net Decrease in Net Assets Resulting from Distributions...         (16)
                                                                  ------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed................................................       1,012
  Distributions Reinvested..................................           3
  Redeemed..................................................          (5)
                                                                  ------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................       1,010
                                                                  ------
  Total Increase/Decrease in Net Assets.....................       1,283
NET ASSETS--Beginning of Period.............................       1,000
                                                                  ------
NET ASSETS--End of Period (Including accumulated net
  investment income of $48 at June 30, 1999)................      $2,283
                                                                  ======
------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (000):
(1) CLASS A:
   Shares:
     Subscribed (Initial Shares of 40)                                99
     Distributions Reinvested...............................          --
     Redeemed...............................................          --
                                                                  ------
   Net Increase/Decrease in Class A Shares Outstanding......          99
                                                                  ======
   Dollars:
     Subscribed.............................................      $  667
     Distributions Reinvested...............................           2
     Redeemed...............................................          (2)
                                                                  ------
   Net Increase/Decrease....................................      $  667
                                                                  ======
   Beginning Paid in Capital................................      $  400
                                                                  ======
   Ending Paid in Capital...................................      $1,067+
                                                                  ======
   CLASS B:
   Shares:
     Subscribed (Initial Shares of 30)......................          52
     Distributions Reinvested...............................          --
     Redeemed...............................................          --
                                                                  ------
   Net Increase/Decrease in Class B Shares Outstanding......          52
                                                                  ======
   Dollars:
     Subscribed.............................................      $  242
     Distributions Reinvested...............................           1
     Redeemed...............................................          --
                                                                  ------
   Net Increase/Decrease....................................      $  243
                                                                  ======
   Beginning Paid in Capital................................      $  300
                                                                  ======
   Ending Paid in Capital...................................      $  543+
                                                                  ======
   CLASS C:
   Shares:
     Subscribed (Initial Shares of 30)......................          40
     Distributions Reinvested...............................          --
     Redeemed...............................................          --
                                                                  ------
   Net Increase/Decrease in Class C Shares Outstanding......          40
                                                                  ======
   Dollars:
     Subscribed.............................................      $  103
     Distributions Reinvested...............................          --
     Redeemed...............................................          (3)
                                                                  ------
   Net Increase/Decrease....................................      $  100
                                                                  ======
   Beginning Paid in Capital................................      $  300
                                                                  ======
   Ending Paid in Capital...................................      $  400+
                                                                  ======

---------------

  *  Commencement of operations
  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                  VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
              (FORMERLY KNOWN AS VAN KAMPEN GLOBAL FRANCHISE FUND)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          CLASS A                     CLASS B                     CLASS C
                                                   ----------------------      ----------------------      ----------------------
                                                   SEPTEMBER 25, 1998* TO      SEPTEMBER 25, 1998* TO      SEPTEMBER 25, 1998* TO
SELECTED PER SHARE DATA AND RATIOS                         JUNE 30, 1999#              JUNE 30, 1999#              JUNE 30, 1999#
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $              10.000       $              10.000       $              10.000
                                                   ---------------------       ---------------------       ---------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.................                      0.136                       0.066                       0.059
  Net Realized and Unrealized Gain/Loss......                      1.969                       1.962                       2.065
                                                   ---------------------       ---------------------       ---------------------
  Total From Investment Operations...........                      2.105                       2.028                       2.124
                                                   ---------------------       ---------------------       ---------------------
DISTRIBUTIONS
  Net Investment Income......................                     (0.125)                     (0.106)                     (0.106)
                                                   ---------------------       ---------------------       ---------------------
NET ASSET VALUE, END OF PERIOD...............      $              11.980       $              11.922       $              12.018
                                                   =====================       =====================       =====================
TOTAL RETURN (1).............................                      21.22%**                    20.40%**                    21.40%**
                                                   =====================       =====================       =====================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............      $               1,189       $                 614       $                 480
Ratio of Expenses to Average Net Assets......                       1.80%                       2.55%                       2.55%
Ratio of Net Investment Income/Loss to
  Average Net Assets.........................                       1.57%                       0.77%                       0.69%
Portfolio Turnover Rate......................                          9%**                        9%**                        9%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
    Income/Loss..............................      $                1.02       $                1.02       $                1.16
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.............                      13.55%                      14.45%                      16.07%
  Net Investment Income/Loss to Average Net
    Assets...................................                     (10.17)%                    (11.12)%                    (12.83)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                  VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
              (FORMERLY KNOWN AS VAN KAMPEN GLOBAL FRANCHISE FUND)
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                              CONTINGENT DEFERRED
                                                 SALES CHARGE
                                            -----------------------
YEAR OF REDEMPTION                          CLASS B        CLASS C
------------------                          --------       --------
First.....................................   5.00%          1.00%
Second....................................   4.00%           None
Third.....................................   3.00%           None
Fourth....................................   2.50%           None
Fifth.....................................   1.50%           None
Thereafter................................    None           None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion

                  VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
              (FORMERLY KNOWN AS VAN KAMPEN GLOBAL FRANCHISE FUND)
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                                 JUNE 30, 1999
of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                   NET
                                              APPRECIATION/
        COST            APPREC.    DEPREC.    DEPRECIATION
        (000)            (000)      (000)         (000)
---------------------   --------   --------   -------------
       $2,057             $301       $(67)        $234

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $57,000 has been reclassified from paid in capital in excess of par with approximately $50,000 posted to accumulated net investment income and approximately $7,000 posted to accumulated net realized gain.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                            CLASS B
                           CLASS A        AND CLASS C
                        MAX. OPERATING   MAX. OPERATING
    ADVISORY FEE        EXPENSE RATIO    EXPENSE RATIO
---------------------   --------------   --------------
  1.00%                     1.80%            2.55%

At June 30, 1999, Van Kampen Funds, Inc. owned 40%, 58%, and 75% of the shares outstanding of each Class A, B, and C shares in the Fund.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $12,307 for Class A shares and a deferred sales charge of $30 for Class C shares.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of $394. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

                  VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
              (FORMERLY KNOWN AS VAN KAMPEN GLOBAL FRANCHISE FUND)
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred $314 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the period ended June 30, 1999, the Fund made purchases of approximately $2,165,000 and sales of approximately $131,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                      UNREALIZED
                                          CURRENT    APPRECIATION/
                                           VALUE     DEPRECIATION
FORWARD CURRENCY CONTRACTS                 (000)         (000)
--------------------------                --------   -------------
SHORT CONTRACTS:
Euro,
  100,000 expiring 11/10/99.............    $104          $ 5
British Pounds,
  235,000 expiring 11/10/99.............     371           13
                                            ----          ---
                                            $475          $18
                                            ====          ===

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen High Yield & Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen High Yield & Total Return Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

           PAR
         VALUE                                                VALUE
         (000)                                                (000)
-------------------------------------------------------------------

CORPORATE BONDS & NOTES (89.3%)
  AEROSPACE & DEFENSE (1.6%)
$          200    Jet Equipment Trust, Series C-1,
                    11.79%, 6/15/13.....................    $   248
        (b)300    Jet Equipment Trust, Series 1995-D,
                    11.44%, 11/1/14.....................        369
                                                            -------
                                                                617
                                                            -------
  AUTOMOTIVE (1.0%)
        (b)405    Hayes Lemmerz International 8.25%,
                    12/15/08............................        385
                                                            -------
  BROADCAST--RADIO & TELEVISION (3.8%)
           575    Chancellor Media Corp., Series B,
                    8.125%, 12/15/07....................        558
           180    Chancellor Media Corp. 9.00%,
                    10/1/08.............................        182
        (b)240    RBS Participacoes S.A. 11.00%,
                    4/1/07..............................        161
           775    TV Azteca S.A. de CV, Series B,
                    10.50%, 2/15/07.....................        583
                                                            -------
                                                              1,484
                                                            -------
  BUILDING MATERIALS & COMPONENTS (1.7%)
           275    American Standard Cos., Inc. 7.375%,
                    2/1/08..............................        258
        (b)410    Nortek, Inc. 8.875%, 8/1/08...........        404
                                                            -------
                                                                662
                                                            -------
  CABLE TELEVISION (3.9%)
           200    Adelphia Communications, Series B,
                    7.50%, 1/15/04......................        191
           125    Adelphia Communications, Series B,
                    9.875%, 3/1/07......................        130
           165    Adelphia Communications, Series B,
                    8.375%, 2/1/08......................        159
           255    CSC Holdings, Inc. 9.875%, 5/15/06....        271
           125    CSC Holdings, Inc. 7.25%, 7/15/08.....        118
           290    Lenfest Communications, Inc. 8.375%,
                    11/1/05.............................        307
           300    Rogers Cablesystems Ltd., Series B,
                    10.00%, 3/15/05.....................        323
                                                            -------
                                                              1,499
                                                            -------
  CAPITAL GOODS/CONSTRUCTION (1.1%)
           460    D.R. Horton, Inc. 8.00%, 2/1/09.......        432
                                                            -------
  CHEMICALS (3.2%)
           600    ISP Holdings, Inc., Series B, 9.00%,
                    10/15/03............................        598
  EUR   (b)400    Huntsman ICI Chemicals 10.125%,
                    7/1/09..............................        401
$       (b)250    Lyondell Chemical Co. 9.625%,
                    5/1/07..............................        255
                                                            -------
                                                              1,254
                                                            -------
  COMPUTERS (0.5%)
        (d)300    Wam!Net, Inc., Series B, 0.00%,
                    3/1/05..............................        177
                                                            -------
  CONSTRUCTION & MINING (0.6%)
           275    Murrin Murrin Holdings 9.375%,
                    8/31/07.............................        242
                                                            -------
  ENERGY (3.3%)
           395    CMS Energy 7.50%, 1/15/09.............        370
        (d)205    Husky Oil Ltd. 8.90%, 8/15/28.........        197
           100    Quezon Power Ltd. 8.86%, 6/15/17......         81
           440    Snyder Oil Corp. 8.75%, 6/15/07.......        433
           125    Vintage Petroleum 9.75%, 6/30/09......        128
            50    Vintage Petroleum 8.625%, 2/1/09......         48
                                                            -------
                                                              1,257
                                                            -------

            PAR
          VALUE                                                VALUE
          (000)                                                (000)
--------------------------------------------------------------------

  ENVIRONMENTAL CONTROLS (2.2%)
$           210    Allied Waste of North America 7.875%,
                     1/1/09...............................    $  195
         (d)600    Norcal Waste Systems, Series B, 13.50%,
                     11/15/05.............................       663
                                                              ------
                                                                 858
                                                              ------
  FINANCE (1.0%)
       (b,d)180    Fuji JGB Investments LLC, Series A,
                     9.87%, 12/31/49......................       157
       (b,d)235    SB Treasury Co. LLC 9.40%, 12/29/49....       229
                                                              ------
                                                                 386
                                                              ------
  FOOD (1.7%)
            700    Smithfield Foods, Inc. 7.625%,
                     2/15/08..............................       637
                                                              ------
  FOOD SERVICE & LODGING (1.9%)
            400    Hilton Hotels 7.95%, 4/15/07...........       405
            335    Host Marriott Travel Plaza, Series B,
                     9.50%, 5/15/05.......................       344
                                                              ------
                                                                 749
                                                              ------
  FOREST PRODUCTS & PAPER (1.8%)
            215    Asia Pulp & Paper Co., Ltd., Series A,
                     12.00%, 2/15/04......................       141
            140    Pindo Deli Fin Mauritius 10.75%,
                     10/1/07..............................        97
            305    SD Warren Co., Series B, 12.00%,
                     12/15/04.............................       325
            145    Tembec Industries, Inc. 8.625%,
                     6/30/09..............................       144
                                                              ------
                                                                 707
                                                              ------
  GAMING & LODGING (6.9%)
            515    Harrahs Operating Co., Inc. 7.875%,
                     12/15/05.............................       500
         (b)460    Horseshoe Gaming Holdings 8.652%,
                     5/15/09..............................       445
         (b)590    International Game Technology 8.375%,
                     5/15/09..............................       583
            425    Park Place Entertainment 7.875%,
                     12/15/05.............................       404
            405    Station Casinos, Inc. 10.125%,
                     3/15/06..............................       418
             60    Station Casinos, Inc. 9.75%, 4/15/07...        61
            275    Station Casinos, Inc. 8.875%,
                     12/1/08..............................       269
                                                              ------
                                                               2,680
                                                              ------
  HEALTH CARE SUPPLIES & SERVICES (7.3%)
            130    Columbia/HCA Healthcare, 8.13%, 8/4/03
                     MTN..................................       128
            650    Columbia/HCA Healthcare, 6.91%,
                     6/15/05..............................       601
            525    Columbia/HCA Healthcare, 8.85%, 1/1/07
                     MTN..................................       528
            200    Columbia/HCA Healthcare, 7.00%,
                     7/1/07...............................       181
            275    Columbia/HCA Healthcare, 7.69%,
                     6/15/25..............................       228
            270    Fresenius Medical Capital Trust II
                     7.875%, 2/1/08.......................       254
            920    Tenet Healthcare Corp. 8.625%,
                     1/15/07..............................       899
                                                              ------
                                                               2,819
                                                              ------
  MINING (0.9%)
            410    Glencore Nickel Property Ltd. 9.00%,
                     12/1/14..............................       353
                                                              ------
  MULTI-INDUSTRY (3.1%)
            185    Applied Power, Inc. 8.75%, 4/1/09......       179
            150    Axia, Inc. 10.75%, 7/15/08.............       148
            550    Outdoor Systems, Inc., 8.875%,
                     6/15/07..............................       574
         (d)380    PTC International Finance BV 0.00%,
                     7/1/07...............................       281
                                                              ------
                                                               1,182
                                                              ------

    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

            PAR
          VALUE                                                VALUE
          (000)                                                (000)
--------------------------------------------------------------------

  PAPER & PACKAGING (1.8%)
$           750    Indah Kiat Financial Mauritius 10.00%,
                     7/1/07...............................    $  517
            170    Norampac, Inc. 9.50%, 2/1/08...........       174
                                                              ------
                                                                 691
                                                              ------
  REAL ESTATE (2.1%)
            850    HMH Properties, Inc. Series A 7.875%,
                     8/1/05...............................       803
                                                              ------
  RETAIL--GENERAL (4.8%)
            375    DR Securitized Lease Trust,
                     Series 1993-K1, Class A2, 7.43%,
                     8/15/18..............................       338
            436    DR Securitized Lease Trust,
                     Series 1994-K1, Class A1, 7.60%,
                     8/15/07..............................       428
            100    DR Securitized Lease Trust,
                     Series 1994-K1, Class A2, 8.375%,
                     8/15/15..............................        99
            150    Fred Meyer, Inc. 7.375%, 3/1/05........       152
            375    Kmart Funding Corp., Series F, 8.80%,
                     7/1/10...............................       384
             75    Musicland Group, Inc. 9.00%, 6/15/03...        73
            400    Musicland Group, Inc. 9.875%,
                     3/15/08..............................       392
                                                              ------
                                                               1,866
                                                              ------
  SERVICES (0.6%)
            240    CEX Holdings, Inc. 9.625%, 6/1/08......       226
                                                              ------
  TECHNOLOGY (1.5%)
         (b)150    AST Research, Inc. 7.45%, 10/1/02......       144
             75    Entex Information Services 12.50%,
                     8/1/06...............................        45
         (b)325    Hyundai Semiconductor 8.625%,
                     5/15/07..............................       261
         (d)240    Rhythms Netconnections, Inc.,
                     Series B, 0.00%, 5/15/08.............       127
                                                              ------
                                                                 577
                                                              ------
  TELECOMMUNICATIONS (29.9%)
            305    American Cellular Corp. 10.50%,
                     5/15/08..............................       313
            300    American Communications Lines LLC,
                     Series B, 10.25%, 6/30/08............       300
            300    AMSC Acquisition Co., Inc., Series B,
                     12.25%, 4/1/08.......................       230
         (b)285    Centennial Cellular Holdings 10.75%,
                     12/15/08.............................       294
          (d)90    Dial Call Communications, Series B,
                     10.25%, 12/15/05.....................        92
            275    Dobson Communications Corp. 11.75%,
                     4/15/07..............................       289
  EUR    (d)405    Dolphin Telecommunications plc 0.00%,
                     6/1/08...............................       202
$        (b)410    Echostar DBS Corp. 9.375%, 2/1/09......       417
            315    Global Crossing Holdings, Ltd. 9.625%,
                     5/15/08..............................       332
            305    Globalstar LP/Capital 11.375%,
                     2/15/04..............................       201
             45    Globalstar LP/Capital 11.50%, 6/1/05...        29
            275    Hermes Europe Railtel BV 11.50%,
                     8/15/07..............................       289
         (d)520    Hyperion Telecommunications 0.00%,
                     4/15/03..............................       430
         (d)885    Intermedia Communications, Series B,
                     0.00%, 7/15/07.......................       632
            375    Iridium LLC/Capital Corp., Series A,
                     13.00%, 7/15/05......................        75
            115    IXC Communications, Inc. 9.00%,
                     4/15/08..............................       110
            150    Lenfest Communications, Inc. 7.625%,
                     2/15/08..............................       154
            205    Metromedia Fiber Network 10.00%,
                     11/15/08.............................       211
            360    Multicanal S.A. 10.50%, 2/1/07.........       296
            315    National Steel Corp., Series D, 9.875%,
                     3/1/09...............................       320
         (d)300    Nextel Communications, Inc. 9.75%,
                     8/15/04..............................       304

            PAR
          VALUE                                                VALUE
          (000)                                                (000)
--------------------------------------------------------------------
$       (d)1700    Nextel Communications, Inc. 0.00%,
                     9/15/07..............................    $1,241
         (d)590    NEXTLINK Communications, Inc. 0.00%,
                     4/15/08..............................       353
          (b)90    NEXTLINK Communications, Inc. 10.75%,
                     11/15/08.............................        92
  EUR    (d)660    NTL, Inc. 0.00%, 4/1/08................       447
$        (d)400    Occidente Y Caribe 0.00%, 3/15/04......       268
         (b)195    OnePoint Communications Corp., 14.50%,
                     6/1/08...............................       106
            315    Philippine Long Distance Telephone Co.
                     7.85%, 3/6/07........................       269
            370    Primus Telecommunications Group,
                     Series B, 9.875%, 5/15/08............       351
            225    PSINet, Inc., Series B, 10.00%,
                     2/15/05..............................       224
         (d)250    RCN Corp. 0.00%, 10/15/07..............       168
       (b,d)370    RCN Corp. 0.00%, 2/15/08...............       230
            150    Rogers Cantel, Inc. 8.30%, 10/1/07.....       148
            650    Rogers Communications, Inc. 8.875%,
                     7/15/07..............................       658
             60    Rogers Communications, Inc. 9.125%,
                     1/15/06..............................        61
             17    RSL Communications plc. 12.25%,
                     11/15/06.............................        18
         (d)675    RSL Communications plc 0.00%, 3/1/08...       405
  EUR       470    RSL Communications plc 9.125%,
                     3/1/08...............................       431
$            55    Satelites Mexicanos S.A. Series B,
                     10.125%, 11/1/04.....................        44
  EUR    (b)160    Tele1 Europe BV 13.00%, 5/15/09........       166
$        (b)180    Total Access Communications PCL 2.00%,
                     5/31/06..............................       164
         (d)320    Viatel, Inc. Series A 0.00%, 4/15/08...       206
                                                              ------
                                                              11,570
                                                              ------
  UTILITIES (1.1%)
            435    AES Corp. 8.50%, 11/1/07...............       409
                                                              ------
TOTAL CORPORATE BONDS & NOTES.............................    34,522
                                                              ------
ASSET BACKED SECURITIES (1.5%)
  AEROSPACE & DEFENSE (0.4%)
            157    Aircraft Lease Portfolio
                     Securitization Ltd., Series 1996-1,
                     Class D, 12.75%, 6/15/06.............       157
                                                              ------
  FINANCIAL SERVICES (1.1%)
         (b)233    CA FM Lease Trust 8.50%, 7/15/17.......       217
            226    Commercial Financial Services, Inc.,
                     Series 1997-5, Class A1 7.72%,
                     6/15/05..............................        56
         (b)122    Federal Mortgage Acceptance
                     Corporation, Series 1996-B, Class C,
                     7.929%, 11/1/18......................        93
             71    Long Beach Acceptance Auto Grantor
                     Trust 1997-1, Class B, 14.22%,
                     10/26/03.............................        70
                                                              ------
                                                                 436
                                                              ------
TOTAL ASSET BACKED SECURITIES.............................       593
                                                              ------
FOREIGN GOVERNMENT BONDS (2.5%)
  BONDS (2.5%)
         (c)693    Republic of Argentina, Series L,
                     5.938%, 3/31/05......................       592
            470    United Mexican States Par Bond 6.25%,
                     12/31/19.............................       350
                                                              ------
TOTAL FOREIGN GOVERNMENT BONDS............................       942
                                                              ------

    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

            PAR
          VALUE                                                VALUE
          (000)                                                (000)
--------------------------------------------------------------------

PREFERRED STOCKS (2.2%)
  BROADCAST--RADIO & TELEVISION (0.7%)
$      (a)3,200    Paxson Communications 11.625%..........    $  288
                                                              ------
  TELECOMMUNICATIONS (1.5%)
       (a)1,819    Concentric Network Corp. 13.50%........       172
     (a,b)1,500    Dobson Communications Corp. 13.00%.....       145
         (a)260    IXC Communications, Inc. PIK 9.00%.....       251
                                                              ------
                                                                 568
                                                              ------
TOTAL PREFERRED STOCKS....................................       856
                                                              ------

         NO. OF
       WARRANTS
---------------

WARRANTS (0.5%)
  COMPUTERS (0.0%)
       (a)9,000    Wam!Net, Inc., expiring 3/1/05.........        21
                                                              ------
  TECHNOLOGY (0.4%)
     (a,b)9,600    Rhythms Netconnections, Inc., expiring
                     5/15/08..............................       138
                                                              ------
  TELECOMMUNICATIONS (0.1%)
     (a,b)3,000    American Mobile Satellite Corp.,
                     expiring 4/1/08......................        11
       (a,b)210    Globalstar Telecom, expiring 2/15/04...        11
    (a,b)16,000    Occidente Y Caribe, expiring 3/15/04...        27
     (a,b)1,950    OnePoint Communications Corp., expiring
                     6/1/08...............................        --
                                                              ------
                                                                  49
                                                              ------
TOTAL WARRANTS............................................       208
                                                              ------
TOTAL LONG-TERM INVESTMENTS (96.0%) (COST $38,915)........    37,121
                                                              ------

            PAR
          VALUE
          (000)
---------------

SHORT-TERM INVESTMENT (2.1%)
  REPURCHASE AGREEMENT (2.1%)
$           797    Chase Securities, Inc. 4.55%, dated
                     6/30/99, due 7/1/99, to be
                     repurchased at $797, collaterized by
                     $740 U.S. Treasury Bonds, 7.250%,
                     due 5/15/16, valued at $822
                     (COST $797)..........................       797
                                                              ------
TOTAL INVESTMENTS (98.1%) (COST $39,712)..................    37,918
OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)..............       748
                                                              ------
NET ASSETS (100%).........................................    $38,666
                                                              ======

---------------

(a)         --  Non-income producing security
(b)         --  144A Security--Certain conditions for public sale may
                exist.
(c)         --  Variable/floating rate security--rate disclosed is as of
                June 30, 1999.
(d)         --  Step Bond--coupon rate increases in increments to
                maturity. Rate disclosed is as of June 30, 1999. Maturity
                date disclosed is the ultimate maturity date.
EUR         --  Euro
MTN         --  Medium Term Note
PCL         --  Public Company Limited
PIK         --  Payment-In-Kind. Income may be received in additional
                securities or cash at the discretion of the issuer.

        ----------------------------------------------------------------

                  SUMMARY OF LONG-TERM INVESTMENTS BY COUNTRY

                                     VALUE     PERCENT OF
COUNTRY                              (000)     NET ASSETS
-------                             --------   ----------
United States.....................  $28,187      72.9%
Canada............................    1,705       4.4
Germany...........................    1,397       3.6
Mexico............................      978       2.5
Argentina.........................      888       2.3
Indonesia.........................      755       2.0
Japan.............................      647       1.7
Australia.........................      595       1.5
United Kingdom....................      574       1.5
Philippines.......................      350       0.9
Colombia..........................      295       0.8
Poland............................      281       0.7
Thailand..........................      164       0.4
Brazil............................      161       0.4
Korea.............................      144       0.4
                                    -------      ----
                                    $37,121      96.0%
                                    =======      ====

    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                    (000)
-------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $39,712).......................      $37,918
  Receivable for:
    Interest................................................          714
    Investments Sold........................................          491
    Fund Shares Sold........................................           48
  Deferred Organizational Costs.............................           11
                                                                  -------
    Total Assets............................................       39,182
                                                                  -------
LIABILITIES:
  Payable for:
    Dividends Declared......................................          242
    Bank Overdraft..........................................          108
    Distribution Fees.......................................           56
    Fund Shares Redeemed....................................           35
    Professional Fees.......................................           23
    Directors' Fees and Expenses............................           12
    Investment Advisory Fees................................           11
    Administrative Fees.....................................            9
    Shareholder Reporting Expense...........................            9
    Transfer Agent Fees.....................................            6
    Custody Fees............................................            3
  Other.....................................................            2
                                                                  -------
    Total Liabilities.......................................          516
                                                                  -------
NET ASSETS..................................................      $38,666
                                                                  =======
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $     3
  Paid in Capital in Excess of Par..........................       40,797
  Accumulated Net Investment Income.........................           95
  Distributions in Excess of Net Realized Gain..............         (435)
  Unrealized Depreciation on Investments....................       (1,794)
                                                                  -------
NET ASSETS..................................................      $38,666
                                                                  =======
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $8,120,144 and 695,094 Shares
    Outstanding)............................................      $ 11.68
                                                                  =======
  Maximum Sales Charge......................................        4.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100 - maximum sales charge))..............      $ 12.26
                                                                  =======
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $22,666,658 and 1,944,751 Shares
    Outstanding)*...........................................      $ 11.66
                                                                  =======
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $7,878,820 and 675,698 Shares Outstanding)*...      $ 11.66
                                                                  =======

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                    (000)
-------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $    12
  Interest..................................................        3,684
                                                                  -------
    Total Income............................................        3,696
                                                                  -------
EXPENSES:
  Distribution Fees (Attributed to Classes A, B, and C of
    $23, $209, and $82, respectively).......................          314
  Investment Advisory Fees..................................          288
  Administrative Fees.......................................           99
  Filing and Registration Fees..............................           44
  Professional Fees.........................................           37
  Shareholder Reports.......................................           34
  Custodian Fees............................................           22
  Transfer Agent Fees.......................................           22
  Directors' Fees and Expenses..............................           10
  Other.....................................................           10
                                                                  -------
    Total Expenses..........................................          880
    Less Expense Reductions.................................         (180)
                                                                  -------
    Net Expenses............................................          700
                                                                  -------
Net Investment Income/Loss..................................        2,996
                                                                  -------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................         (344)
                                                                  -------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................          210
                                                                  -------
  End of the Period
  Investments...............................................       (1,794)
                                                                  -------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (2,004)
                                                                  -------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       (2,348)
                                                                  -------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $   648
                                                                  =======

    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      YEAR ENDED          YEAR ENDED
                                                                   JUNE 30, 1999       JUNE 30, 1998
                                                                           (000)               (000)
----------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $       2,996       $       1,701
  Net Realized Gain/Loss....................................               (344)              1,119
  Net Unrealized Appreciation /Depreciation.................             (2,004)               (585)
                                                                  -------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................                648               2,235
                                                                  -------------       -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................               (749)               (525)
  Class B...................................................             (1,540)               (854)
  Class C...................................................               (603)               (343)
                                                                  -------------       -------------
                                                                         (2,892)             (1,722)
                                                                  -------------       -------------
  Net Realized Gain:
  Class A...................................................                (61)               (236)
  Class B...................................................               (152)               (415)
  Class C...................................................                (59)               (120)
  In Excess of Net Realized Gain:
  Class A...................................................                (97)                 --
  Class B...................................................               (244)                 --
  Class C...................................................                (94)                 --
                                                                  -------------       -------------
                                                                           (707)               (771)
                                                                  -------------       -------------
Net Decrease in Net Assets Resulting from Distributions.....             (3,599)             (2,493)
                                                                  -------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................             27,018              32,419
  Distributions Reinvested..................................              2,061               1,273
  Redeemed..................................................            (21,840)            (21,623)
                                                                  -------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................              7,239              12,069
                                                                  -------------       -------------
  Total Increase/Decrease in Net Assets.....................              4,288              11,811
NET ASSETS--Beginning of Period.............................             34,378              22,567
                                                                  -------------       -------------
NET ASSETS--End of Period (Including accumulated net
  investment income of $95 and $36, respectively)...........      $      38,666       $      34,378
                                                                  =============       =============
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   ----------
   Shares:
     Subscribed.............................................              1,215                 786
     Distributions Reinvested...............................                 43                  33
     Redeemed...............................................             (1,180)               (900)
                                                                  -------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......                 78                 (81)
                                                                  =============       =============
   Dollars:
     Subscribed.............................................      $      14,702       $      10,149
     Distributions Reinvested...............................                520                 420
     Redeemed...............................................            (14,249)            (11,731)
                                                                  -------------       -------------
   Net Increase/Decrease....................................      $         973       $      (1,162)
                                                                  =============       =============
   Ending Paid in Capital...................................      $       8,385+      $       7,412
                                                                  =============       =============
   Class B:
   ----------
   Shares:
     Subscribed.............................................                768               1,167
     Distributions Reinvested...............................                 89                  48
     Redeemed...............................................               (371)               (427)
                                                                  -------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......                486                 788
                                                                  =============       =============
   Dollars:
     Subscribed.............................................      $       9,251       $      15,056
     Distributions Reinvested...............................              1,068                 615
     Redeemed...............................................             (4,454)             (5,588)
                                                                  -------------       -------------
   Net Increase/Decrease....................................      $       5,865       $      10,083
                                                                  =============       =============
   Ending Paid in Capital...................................      $      24,185+      $      18,320
                                                                  =============       =============
   Class C:
   ----------
   Shares:
     Subscribed.............................................                255                 562
     Distributions Reinvested...............................                 40                  19
     Redeemed...............................................               (264)               (323)
                                                                  -------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......                 31                 258
                                                                  =============       =============
   Dollars:
     Subscribed.............................................      $       3,065       $       7,214
     Distributions Reinvested...............................                473                 238
     Redeemed...............................................             (3,137)             (4,304)
                                                                  -------------       -------------
   Net Increase/Decrease....................................      $         401       $       3,148
                                                                  =============       =============
   Ending Paid in Capital...................................      $       8,227+      $       7,826
                                                                  =============       =============

-----------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       CLASS A                                    CLASS B
                                    ----------------------------------------------      ---------------------------
                                        YEAR ENDED JUNE 30,                                 YEAR ENDED JUNE 30,
                                    ---------------------------    MAY 1, 1996* TO      ---------------------------
SELECTED PER SHARE DATA AND RATIOS    1999#     1998#      1997      JUNE 30, 1996        1999#     1998#      1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............              $12.661   $ 12.86   $ 11.92   $          12.00      $12.630   $ 12.86   $ 11.93
                                    -------   -------   -------   ----------------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...       1.006      0.97      1.07               0.13        0.912      0.87      0.98
  Net Realized and Unrealized
    Gain/Loss.........               (0.790)     0.35      0.99              (0.09)      (0.776)     0.34      0.99
                                    -------   -------   -------   ----------------      -------   -------   -------
  Total From Investment
    Operations........                0.216      1.32      2.06               0.04        0.136      1.21      1.97
                                    -------   -------   -------   ----------------      -------   -------   -------
DISTRIBUTIONS
  Net Investment Income...           (0.967)    (0.97)    (1.07)             (0.12)      (0.883)    (0.89)    (0.99)
  Net Realized Gain...               (0.088)    (0.55)    (0.05)                --       (0.088)    (0.55)    (0.05)
  In Excess of Net Realized
    Gain..............               (0.140)       --        --                 --       (0.140)       --        --
                                    -------   -------   -------   ----------------      -------   -------   -------
  Total Distributions...             (1.195)    (1.52)    (1.12)             (0.12)      (1.111)    (1.44)    (1.04)
                                    -------   -------   -------   ----------------      -------   -------   -------
NET ASSET VALUE, END OF PERIOD...   $11.682   $ 12.66   $ 12.86   $          11.92      $11.655   $ 12.63   $ 12.86
                                    =======   =======   =======   ================      =======   =======   =======
TOTAL RETURN (1)......                 1.90%    10.81%    18.12%              0.29%**      1.28%     9.86%    17.22%
                                    =======   =======   =======   ================      =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's).............              $ 8,120   $ 7,813   $ 8,980   $          3,907      $22,667   $18,420   $ 8,617
Ratio of Expenses to Average Net
  Assets..............                 1.25%     1.25%     1.25%              1.25%        2.00%     2.00%     2.00%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets..............                 8.39%     7.42%     8.83%              6.85%        7.63%     6.70%     7.99%
Portfolio Turnover Rate...               41%       81%      104%                10%**        41%       81%      104%
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss...       $  0.06   $  0.08   $  0.10   $           0.04      $  0.06   $  0.08   $  0.10
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets............                 1.72%     1.89%     2.04%              3.51%        2.48%     2.64%     2.82%
  Net Investment Income/Loss to
    Average Net Assets...              7.93%     6.78%     8.04%              4.59%        7.16%     6.04%     7.17%
-------------------------------------------------------------------------------------------------------------------

                                        CLASS B
                                    ----------------

                                     MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS     JUNE 30, 1996
----------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............              $          12.00
                                    ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...                 0.12
  Net Realized and Unrealized
    Gain/Loss.........                         (0.09)
                                    ----------------
  Total From Investment
    Operations........                          0.03
                                    ----------------
DISTRIBUTIONS
  Net Investment Income...                     (0.10)
  Net Realized Gain...                            --
  In Excess of Net Realized
    Gain..............                            --
                                    ----------------
  Total Distributions...                       (0.10)
                                    ----------------
NET ASSET VALUE, END OF PERIOD...   $          11.93
                                    ================
TOTAL RETURN (1)......                          0.21%**
                                    ================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's).............              $          3,421
Ratio of Expenses to Average Net
  Assets..............                          2.00%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets..............                          6.08%
Portfolio Turnover Rate...                        10%**
-------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss...       $           0.04
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets............                          4.25%
  Net Investment Income/Loss to
    Average Net Assets...                       3.83%
----------------------------------------------------------------------------------------------------------

                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                                              ---------------------------    MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                              1999#     1998#      1997      JUNE 30, 1996
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $12.634   $ 12.86   $ 11.93   $          12.00
                                                              -------   -------   -------   ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income /Loss...............................    0.912      0.86      0.99               0.12
  Net Realized and Unrealized Gain/Loss.....................   (0.775)     0.35      0.98              (0.09)
                                                              -------   -------   -------   ----------------
  Total From Investment Operations..........................    0.137      1.21      1.97               0.03
                                                              -------   -------   -------   ----------------
DISTRIBUTIONS
  Net Investment Income.....................................   (0.883)    (0.89)    (0.99)             (0.10)
  Net Realized Gain.........................................   (0.088)    (0.55)    (0.05)                --
  In Excess of Net Realized Gain............................   (0.140)       --        --                 --
                                                              -------   -------   -------   ----------------
  Total Distributions.......................................   (1.111)    (1.44)    (1.04)             (0.10)
                                                              -------   -------   -------   ----------------
NET ASSET VALUE, END OF PERIOD..............................  $11.660   $ 12.63   $ 12.86   $          11.93
                                                              =======   =======   =======   ================
TOTAL RETURN (1)............................................     1.28%     9.86%    17.21%              0.21%**
                                                              =======   =======   =======   ================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................  $ 7,879   $ 8,145   $ 4,970   $          3,316
Ratio of Expenses to Average Net Assets.....................     2.00%     2.00%     2.00%              2.00%
Ratio of Net Investment Income/Loss to Average Net Assets...     7.61%     6.63%     8.03%              6.07%
Portfolio Turnover Rate.....................................       41%       81%      104%                10%**
------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........  $  0.06   $  0.08   $  0.11   $           0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................     2.48%     2.64%     2.88%              4.25%
  Net Investment Income/Loss to Average Net Assets..........     7.14%     6.01%     7.15%              3.82%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen High Yield & Total Return Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment Company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to maximize total return by investing in a diversified portfolio of high-yield, high-risk income that offer a yield above what is generally available on debt securities in the four highest categories of the recognized rating services. The Fund commenced operations on May 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                               CONTINGENT DEFERRED
                                                  SALES CHARGE
YEAR OF REDEMPTION                             CLASS B    CLASS C
---------------------------------------------   -----      -----
First........................................   4.00%      1.00%
Second.......................................   4.00%       None
Third........................................   3.00%       None
Fourth.......................................   2.50%       None
Fifth........................................   1.50%       None
Thereafter...................................    None       None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At June 30, 1999, approximately 86% of the net assets of the Fund consisted of high-yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares at the time of redemption.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $435,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                        NET
                                                   APPRECIATION/
        COST             APPREC.       DEPREC.     DEPRECIATION
        (000)             (000)         (000)          (000)
---------------------  ------------  ------------  -------------
       $39,712             $614        $(2,408)      $(1,794)

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $45,000 has been reclassified from accumulated net investment income with approximately $42,000 posted to distributions in excess of net realized gain and approximately $3,000 posted to paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment
Management Inc. ("MSDWIM" or a "Subadviser"), and Miller Anderson &
Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                               CLASS B
                            CLASS A          AND CLASS C
                        MAX. OPERATING     MAX. OPERATING
    ADVISORY FEE         EXPENSE RATIO      EXPENSE RATIO
---------------------  -----------------  -----------------
        0.75%                1.25%              2.00%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $65,881 for Class A shares and deferred sales charges of $49,073 and $6,313 for Class B shares and Class C shares, respectively.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Company ("MSTC"), a former affiliate of the Subadvisers. On October 1, 1998, the Chase Manhattan purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $25,944,000 and sales of approximately $14,451,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term
U.S. government securities.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen International Magnum Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------

COMMON STOCKS (97.8%)
  AUSTRALIA (2.8%)
    AMP Ltd..................................      8,250    $     90
    Brambles Industries Ltd..................      5,000         131
    Broken Hill Proprietary Co., Ltd.........     17,750         205
    Cable & Wireless Optus Ltd...............     36,900          84
    Colonial Ltd.............................     25,550          90
    Fosters Brewing Group Ltd................     64,900         182
    Lend Lease Corp., Ltd....................     13,800         189
    National Australia Bank Ltd..............     24,300         401
    News Corp., Ltd..........................     37,740         321
    Normandy Mining Ltd......................     71,300          47
    Oil Search Ltd...........................     58,200          86
    Quantas Airlines.........................     36,400         120
    Rio Tinto Ltd............................     17,150         280
    Telstra Corp., Ltd.......................     74,950         428
    Westpac Banking Corp., Ltd...............     40,150         259
    WMC Ltd..................................     16,950          72
                                                            --------
                                                               2,985
                                                            --------
  BELGIUM (0.2%)
    Fortis 'B'...............................      6,400         201
                                                            --------
  DENMARK (1.2%)
    Nova Nordisk A/S 'B'.....................      9,110         983
    Unidanmark A/S 'A' (Registered)..........      4,300         287
                                                            --------
                                                               1,270
                                                            --------
  FINLAND (2.2%)
    KCI Konecranes International plc.........      9,370         322
    Kone Oyj 'B'.............................      3,285         411
    Merita Ltd. 'A' plc......................    166,970         950
    Sampo Insurance Co., Ltd. 'A'............     24,580         713
                                                            --------
                                                               2,396
                                                            --------
  FRANCE (10.3%)
    Alcatel Alsthom..........................      4,380         617
    Axa......................................      3,710         453
    Cie de Saint Gobain......................      5,492         876
    (a)CNP Assurances........................     47,350       1,295
    Elf Aquitaine............................      5,180         761
    Groupe Danone RFD........................      2,793         721
    Michelin (C.G.D.E.) 'B'..................     24,930       1,021
    Pernod-Ricard............................     15,110       1,014
    Rhone-Poulenc S.A. 'A'...................     20,400         934
    Suez Lyonnaise des Eaux..................      2,200         397
    Schneider S.A............................     21,630       1,216
    (a)Total S.A. 'B'........................     14,110       1,823
                                                            --------
                                                              11,128
                                                            --------
  GERMANY (5.9%)
    Adidas-Salomon AG........................      5,250         512
    BASF AG..................................     21,260         935
    Bayer AG.................................     19,200       1,223
    Bewag AG.................................     20,907         324
    Hoechst AG...............................     20,000         902
    Mannesmann AG............................      1,740         261
    Schering AG..............................      8,660         926
    Siemens AG...............................      3,150         243
    Volkswagen AG............................     15,270         987
                                                            --------
                                                               6,313
                                                            --------
  HONG KONG (2.7%)
    Cathay Pacific Airways Ltd...............     55,900          86
    Cheung Kong Holdings Ltd.................     67,500         600
    China Telecom Ltd........................    103,500         288
    Dao Heng Bank Group Ltd..................     19,000          85
    Hong Kong & Shanghai Bank Holdings plc...      7,400         270
    Hong Kong Telecommunications Ltd.........    106,600         277
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    Hutchison Whampoa Ltd....................     50,600    $    458
    Li & Fung Ltd............................     55,900         134
    New World Development Co. Ltd............     22,000          66
    SmarTone Telecom Holdings Ltd............     34,300         122
    Sun Hung Kai Properties Ltd..............     39,300         358
    Swire Pacific Ltd. 'A'...................     30,000         149
    Television Broadcasts Ltd................     12,000          56
                                                            --------
                                                               2,949
                                                            --------
  IRELAND (1.3%)
    Bank of Ireland..........................     60,004       1,010
    Greencore Group plc......................    127,000         393
                                                            --------
                                                               1,403
                                                            --------
  ITALY (3.5%)
    Banca Popolare di Bergamo S.p.A..........     44,660         982
    Marzotto (Gaetano) & Figli S.p.A.........     53,300         415
    Mediaset S.p.A...........................    105,500         939
    Telecom Italia S.p.A.....................    140,000       1,457
                                                            --------
                                                               3,793
                                                            --------
  JAPAN (24.9%)
    Aiwa Co., Ltd............................      8,000         265
    Amada Co., Ltd...........................     53,000         375
    Canon, Inc...............................     29,000         835
    Casio Computer Co., Ltd..................     35,000         266
    Dai Nippon Printing Co., Ltd.............     26,000         416
    Daicel Chemical Industries Ltd...........     96,000         353
    Daifuku Co., Ltd.........................     51,000         357
    Daikin Industries Ltd....................     46,000         535
    FamilyMart Co., Ltd......................      7,200         331
    Fuji Machine Manufacturing Co............     19,000         586
    Fuji Photo Film Co.......................     20,000         758
    Fujitec Co. Ltd..........................     32,000         304
    Fujitsu Ltd..............................     54,000       1,088
    Furukawa Electric Co., Ltd...............     77,000         354
    Hitachi Credit Corp......................     19,700         390
    Hitachi Ltd..............................    109,000       1,023
    Kaneka Corp..............................     66,000         622
    Kurita Water Industries Ltd..............     22,000         395
    Kyocera Corp.............................      8,400         493
    Kyudenko Co., Ltd........................     25,000         143
    Lintec Corp..............................     20,000         201
    Matsushita Electric Industrial Co.,
      Ltd....................................     36,000         700
    Minebea Co., Ltd.........................     36,000         402
    Mitsubishi Chemical Corp.................     90,000         312
    Mitsubishi Estate Co., Ltd...............     40,000         391
    Mitsubishi Heavy Industries Ltd..........     97,000         394
    Mitsumi Electric Co., Ltd................     25,000         699
    NEC Corp.................................     77,000         959
    Nifco, Inc...............................     25,000         241
    Nintendo Corp., Ltd......................      8,300       1,168
    Nippon Telegraph & Telephone Corp. ADR...         78         910
    Nissan Motor Co., Ltd....................    150,000         717
    Nissha Printing Co., Ltd.................     20,000         146
    Ono Pharmaceutical Co., Ltd..............     15,000         521
    Ricoh Co., Ltd...........................     70,000         965
    Rinnai Corp..............................     13,900         320
    Rohm Co..................................      3,000         470
    Ryosan Co................................     10,000         199
    Sangetsu Co., Ltd........................      9,000         192
    Sankyo Co., Ltd..........................     32,000         807
    Sanwa Shutter Corp.......................     44,000         239
    Sekisui Chemical Co......................     42,000         244
    Sekisui House Ltd........................     34,000         367
    Shin-Etsu Polymer Co., Ltd...............     44,000         247
    Sony Corp................................      8,400         907
    Suzuki Motor Co., Ltd....................     31,000         494

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
  JAPAN (CONT.)
    TDK Corp.................................      8,000    $    733
    Toshiba Corp.............................    133,000         950
    Toyota Motor Corp........................     21,000         665
    Tsubakimoto Chain Co.....................     76,000         271
    Yamaha Corp..............................     30,000         361
    Yamanouchi Pharmaceutical Co.............     21,000         804
                                                            --------
                                                              26,885
                                                            --------
  NETHERLANDS (4.2%)
    ABN Amro Holdings N.V....................     10,200         221
    Akzo Nobel N.V...........................     32,315       1,362
    Benckiser N.V. 'B'.......................      7,900         422
    ING Groep N.V............................     27,573       1,495
    Laurus N.V...............................      6,150         143
    Philips Electonics N.V...................      9,075         896
                                                            --------
                                                               4,539
                                                            --------
  NEW ZEALAND (0.1%)
    Telecom Corp. of New Zealand Ltd.........     30,000         129
                                                            --------
  PORTUGAL (1.0%)
    Banco Comercial Portugues S.A.
      (Registered)...........................      2,600          68
    Electricidade de Portugal S.A............     54,150         976
                                                            --------
                                                               1,044
                                                            --------
  SINGAPORE (1.8%)
    City Developments Ltd....................     25,900         166
    Development Bank of Singapore Ltd.
      (Foreign)..............................     28,000         342
    NatSteel Ltd.............................     40,000         175
    Oversea-Chinese Banking Corp., Ltd.
      (Foreign)..............................     17,000         142
    Overseas Union Bank Ltd. (Foreign).......     23,000         111
    Sembcorp Logistics Ltd...................     19,000          75
    Singapore Airlines Ltd. (Foreign)........     22,000         209
    Singapore Press Holdings Ltd.............     15,000         255
    Singapore Telecommunications Ltd.........     87,000         149
    United Overseas Bank Ltd. (Foreign)......     17,000         119
    Venture Manufacturing Ltd................     24,000         185
                                                            --------
                                                               1,928
                                                            --------
  SPAIN (3.4%)
    Banco Popular Espanol S.A................      6,310         455
    Banco Santander Central Hispano S.A......     42,000         438
    Endesa S.A...............................     34,300         732
    Iberdrola S.A............................     50,800         775
    (a)Telefonica de Espana..................     25,320       1,221
                                                            --------
                                                               3,621
                                                            --------
  SWEDEN (4.0%)
    Autoliv, Inc. SDR........................     29,000         887
    Ericsson LM 'B'..........................      8,850         285
    ForeningsSparbanken AB...................      6,900          98
    Nordbanken Holding AB....................    160,200         940
    Svedala Industri AB......................     50,000         903
    Svenska Handelsbanken 'A'................    101,100       1,217
                                                            --------
                                                               4,330
                                                            --------
  SWITZERLAND (8.6%)
    Cie Financiere Richemont AG 'A'..........      1,238       2,386
    Holderbank Financiere Glarus AG 'B'
      (Bearer)...............................        982       1,161
                                                               VALUE
                                                  SHARES       (000)
--------------------------------------------------------------------
    Nestle S.A. (Registered).................      1,275    $  2,302
    Novartis AG (Registered).................        470         688
    Roche Holding AG-Genusshein..............         68         700
    Schindler Holding AG (Registered)........        269         416
    Swisscom AG (Registered).................      2,110         795
    Union Bank of Switzerland AG
      (Registered)...........................      2,900         867
                                                            --------
                                                               9,315
                                                            --------
  UNITED KINGDOM (19.7%)
    Aegis Group plc..........................    270,280         597
    Allied Domecq plc........................    110,800       1,070
    Allied Zurich plc........................     91,400       1,150
    BG plc...................................    148,428         907
    BOC Group plc............................     49,250         963
    British Telecommunications plc...........     90,800       1,523
    Burmah Castrol plc.......................     40,217         764
    Capital Radio plc........................     75,000         994
    Centrica plc.............................    227,790         535
    Diageo plc...............................     66,983         700
    Glaxo Wellcome plc.......................     13,400         373
    Great Universal Stores plc...............    102,670       1,139
    Halma plc................................    417,400         698
    Imperial Tobacco Group plc...............    106,300       1,160
    Lloyds TSB Group plc.....................     47,400         643
    Morgan Crucible Co. plc..................    107,300         454
    Prudential Corp. plc.....................     66,100         974
    Reckitt & Colman plc.....................    138,768       1,448
    Royal & Sun Alliance Insurance Group
      plc....................................     73,977         664
    Royal Bank of Scotland Group plc.........     61,082         809
    Sainsbury (J) plc........................     62,000         391
    Scottish & Southern Energy plc...........    102,400       1,048
    Shell Transport & Trading Co. plc........     66,400         498
    Smith & Nephew plc.......................     50,900         155
    SSL International plc....................     36,400         418
    Tesco plc................................    128,300         330
    WPP Group plc............................     99,600         843
                                                            --------
                                                              21,248
                                                            --------
TOTAL COMMON STOCKS.....................................     105,477
                                                            --------
PREFERRED STOCKS (1.8%)
  GERMANY (1.8%)
    Fresenius AG.............................      7,915       1,389
    Henkel KGaA AG...........................      8,300         581
                                                            --------
                                                               1,970
                                                            --------
TOTAL LONG-TERM INVESTMENTS (99.6%) (COST $99,365)......     107,447
                                                            --------
FOREIGN CURRENCY (1.7%) (COST $1,799)...................       1,793
                                                            --------
TOTAL INVESTMENTS (101.3%) (COST $101,164)..............     109,240
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.3%)...........      (1,384)
                                                            --------
NET ASSETS (100%).......................................    $107,856
                                                            ========

---------------

(a)         --  Non-income producing security
ADR         --  American Depositary Receipt
RFD         --  Ranked for Dividend
SDR         --  Swedish Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

--------------------------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                               VALUE     PERCENT OF
INDUSTRY                                                       (000)     NET ASSETS
--------                                                      --------   ----------
Consumer Goods..............................................  $ 31,260      29.0%
Finance.....................................................    21,222      19.7
Capital Equipment...........................................    18,558      17.2
Services....................................................    15,655      14.5
Materials...................................................    10,462       9.7
Energy......................................................     9,435       8.7
Multi-Industry..............................................       855       0.8
                                                              --------      ----
                                                              $107,447      99.6%
                                                              ========      ====

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $99,365).......................      $107,447
  Foreign Currency (Cost $1,799)............................         1,793
  Margin Deposit on Futures.................................           701
  Receivable for:
    Investments Sold........................................           734
    Dividends...............................................           320
    Fund Shares Sold........................................           294
    Foreign Withholding Tax Reclaim.........................            90
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts...............................................             8
  Other.....................................................            20
                                                                  --------
    Total Assets............................................       111,407
                                                                  --------
LIABILITIES:
  Payable for:
    Custodian Overdraft.....................................         1,666
    Investments Purchased...................................         1,362
    Fund Shares Redeemed....................................           165
    Distribution Fees.......................................           123
    Custody Fees............................................            65
    Investment Advisory Fees................................            65
    Administrative Fees.....................................            25
    Professional Fees.......................................            24
    Transfer Agent Fees.....................................            21
    Shareholder Reporting Expense...........................            19
    Directors' Fees and Expenses............................            14
  Other.....................................................             2
                                                                  --------
    Total Liabilities.......................................         3,551
                                                                  --------
NET ASSETS..................................................      $107,856
                                                                  ========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $      8
  Paid in Capital in Excess of Par..........................       106,226
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations...................................         8,068
  Distributions in Excess of Net Investment Income..........           (23)
  Accumulated Net Realized Loss.............................        (6,423)
                                                                  --------
NET ASSETS..................................................      $107,856
                                                                  ========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $45,573,218 and 3,358,578 Shares
    Outstanding)............................................      $  13.57
                                                                  ========
  Maximum Sales Charge......................................         5.75%
  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100 / (100 - maximum sales charge)).............      $  14.40
                                                                  ========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $48,095,622 and 3,571,823 Shares
    Outstanding)*...........................................      $  13.47
                                                                  ========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $14,187,085 and 1,049,263 Shares
    Outstanding)*...........................................      $  13.52
                                                                  ========

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                    (000)
-------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $ 2,262
  Interest..................................................          441
  Less Foreign Taxes Withheld...............................         (256)
                                                                  -------
   Total Income.............................................        2,447
                                                                  -------
EXPENSES:
  Investment Advisory Fees..................................          943
  Distribution Fees (Attributed to Classes A, B, and C of
    $138, $482, and $144, respectively).....................          764
  Administrative Fees.......................................          318
  Custodian Fees............................................          139
  Transfer Agent Fees.......................................          116
  Shareholder Reports.......................................           66
  Professional Fees.........................................           43
  Filing and Registration Fees..............................           40
  Directors' Fees and Expenses..............................           11
  Amortization of Organizational Costs......................            8
  Other.....................................................           32
                                                                  -------
   Total Expenses...........................................        2,480
   Less Expense Reductions..................................          (39)
                                                                  -------
   Net Expenses.............................................        2,441
                                                                  -------
Net Investment Income/Loss..................................            6
                                                                  -------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................       (5,131)
  Foreign Currency Transactions.............................       (1,176)
  Futures...................................................         (544)
                                                                  -------
   Net Realized Gain/Loss...................................       (6,851)
                                                                  -------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................       10,250
                                                                  -------
  End of the Period:
    Investments.............................................        8,082
    Foreign Currency Translations...........................          (14)
                                                                  -------
                                                                    8,068
                                                                  -------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (2,182)
                                                                  -------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       (9,033)
                                                                  -------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $(9,027)
                                                                  =======

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     YEAR ENDED         YEAR ENDED
                                                                  JUNE 30, 1999      JUNE 30, 1998
                                                                          (000)              (000)
--------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $           6      $         679
  Net Realized Gain/Loss....................................             (6,851)             1,875
  Net Unrealized Appreciation/Depreciation..................             (2,182)             6,066
                                                                  -------------      -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................             (9,027)             8,620
                                                                  -------------      -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................             (1,075)              (488)
  Class B...................................................               (551)              (330)
  Class C...................................................               (161)               (53)
  In Excess of Net Investment Income:
  Class A...................................................                (14)                --
  Class B...................................................                 (7)                --
  Class C...................................................                 (2)                --
                                                                  -------------      -------------
                                                                         (1,810)              (871)
                                                                  -------------      -------------
  Net Realized Gain:
  Class A...................................................                 --                (33)
  Class B...................................................                 --                (31)
  Class C...................................................                 --                 (9)
  In Excess of Net Realized Gain:
  Class A...................................................               (709)                --
  Class B...................................................               (611)                --
  Class C...................................................               (179)                --
                                                                  -------------      -------------
                                                                         (1,499)               (73)
                                                                  -------------      -------------
  Net Decrease in Net Assets Resulting from Distributions...             (3,309)              (944)
                                                                  -------------      -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................             79,794            106,801
  Distributions Reinvested..................................              2,837                850
  Redeemed..................................................            (96,317)           (30,781)
                                                                  -------------      -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................            (13,686)            76,870
                                                                  -------------      -------------
  Total Increase/Decrease in Net Assets.....................            (26,022)            84,546
NET ASSETS--Beginning of Period.............................            133,878             49,332
                                                                  -------------      -------------
NET ASSETS--End of Period (Including distributions in
  excess/undistributed net investment income of $(23) and
  $1,524, respectively).....................................      $     107,856      $     133,878
                                                                  =============      =============
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed.............................................              1,848              4,160
     Distributions Reinvested...............................                120                 38
     Redeemed...............................................             (3,110)            (1,276)
                                                                  -------------      -------------
   Net Increase/Decrease in Class A Shares Outstanding......             (1,142)             2,922
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $      24,712      $      58,246
     Distributions Reinvested...............................              1,503                473
     Redeemed...............................................            (40,959)           (17,581)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $     (14,744)     $      41,138
                                                                  =============      =============
   Ending Paid in Capital...................................      $      46,134+     $      60,878
                                                                  =============      =============
   Class B:
   Shares:
     Subscribed.............................................              1,344              2,713
     Distributions Reinvested...............................                 84                 26
     Redeemed...............................................             (1,357)              (556)
                                                                  -------------      -------------
   Net Increase/Decrease in Class B Shares Outstanding......                 71              2,183
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $      17,633      $      37,386
     Distributions Reinvested...............................              1,048                322
     Redeemed...............................................            (17,469)            (7,487)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $       1,212      $      30,221
                                                                  =============      =============
   Ending Paid in Capital...................................      $      48,048+     $      46,836
                                                                  =============      =============
   Class C:
   Shares:
     Subscribed.............................................              2,928                809
     Distributions Reinvested...............................                 23                  4
     Redeemed...............................................             (2,952)              (425)
                                                                  -------------      -------------
   Net Increase/Decrease in Class C Shares Outstanding......                 (1)               388
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $      37,449      $      11,169
     Distributions Reinvested...............................                286                 55
     Redeemed...............................................            (37,889)            (5,713)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $        (154)     $       5,511
                                                                  =============      =============
   Ending Paid in Capital...................................      $      13,362+     $      13,516
                                                                  =============      =============

---------------
+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                CLASS A                                    CLASS B
                                                  ------------------------------------      -------------------------------------
                                                     YEAR ENDED                                YEAR ENDED
                                                      JUNE 30,                                  JUNE 30,
                                                  -----------------   JULY 1, 1996* TO      -----------------    JULY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                  1999#     1998#      JUNE 30, 1997        1999#     1998#       JUNE 30, 1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $14.845   $ 13.91    $        12.00       $14.724   $ 13.84    $        12.00
                                                  -------   -------    --------------       -------   -------    --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss....................    0.049      0.17              0.17        (0.043)     0.05              0.10
  Net Realized and Unrealized Gain/Loss.........   (0.910)     0.96              1.88        (0.903)     0.97              1.85
                                                  -------   -------    --------------       -------   -------    --------------
  Total From Investment Operations..............   (0.861)     1.13              2.05        (0.946)     1.02              1.95
                                                  -------   -------    --------------       -------   -------    --------------
DISTRIBUTIONS
  Net Investment Income.........................   (0.248)    (0.18)            (0.13)       (0.147)    (0.13)            (0.10)
  In Excess of Net Investment Income............   (0.003)       --                --        (0.002)       --                --
  Net Realized Gain.............................       --     (0.01)            (0.01)           --     (0.01)            (0.01)
  In Excess of Net Realized Gain................   (0.164)       --                --        (0.164)       --                --
                                                  -------   -------    --------------       -------   -------    --------------
  Total Distributions...........................   (0.415)    (0.19)            (0.14)       (0.313)    (0.14)            (0.11)
                                                  -------   -------    --------------       -------   -------    --------------
NET ASSET VALUE, END OF PERIOD..................  $13.569   $ 14.85    $        13.91       $13.465   $ 14.72    $        13.84
                                                  =======   =======    ==============       =======   =======    ==============
TOTAL RETURN (1)................................    (5.54)%    8.32%            17.30%**      (6.28)%    7.55%            16.40%**
                                                  =======   =======    ==============       =======   =======    ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...............  $45,573   $66,817    $       21,961       $48,096   $51,541    $       18,215
Ratio of Expenses to Average Net Assets.........     1.65%     1.65%             1.65%         2.40%     2.40%             2.40%
Ratio of Net Investment Income/Loss to Average
  Net Assets....................................     0.37%     1.19%             1.39%        (0.33)%    0.40%             0.54%
Portfolio Turnover Rate.........................       70%       35%               22%**         70%       35%               22%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
    Income/Loss.................................  $  0.00+  $  0.02    $         0.11       $  0.00+  $  0.02    $         0.17
Ratios Before Expense Limitation:
  Expenses to Average Net Assets................     1.71%     1.82%             2.50%         2.46%     2.57%             3.34%
  Net Investment Income/Loss to Average Net
    Assets......................................     0.33%     1.02%             0.52%        (0.37)%    0.23%            (0.42)%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS C
                                                                  ------------------------------------------
                                                                       YEAR ENDED
                                                                        JUNE 30,
                                                                  --------------------      JULY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                                  1999#        1998#         JUNE 30, 1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $14.782      $ 13.83       $        12.00
                                                                  -------      -------       --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................       (0.034)        0.05                 0.06
  Net Realized and Unrealized Gain/Loss.....................       (0.914)        0.99                 1.88
                                                                  -------      -------       --------------
  Total From Investment Operations..........................       (0.948)        1.04                 1.94
                                                                  -------      -------       --------------
DISTRIBUTIONS
  Net Investment Income.....................................       (0.147)       (0.08)               (0.10)
  In Excess of Net Investment Income........................       (0.002)          --                   --
  Net Realized Gain.........................................           --        (0.01)               (0.01)
  In Excess of Net Realized Gain............................       (0.164)          --                   --
                                                                  -------      -------       --------------
  Total Distributions.......................................       (0.313)       (0.09)               (0.11)
                                                                  -------      -------       --------------
NET ASSET VALUE, END OF PERIOD..............................      $13.521      $ 14.78       $        13.83
                                                                  =======      =======       ==============
TOTAL RETURN (1)............................................        (6.25)%       7.55%               16.27%**
                                                                  =======      =======       ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................      $14,187      $15,520       $        9,156
Ratio of Expenses to Average Net Assets.....................         2.40%        2.40%                2.40%
Ratio of Net Investment Income/Loss to Average Net Assets...        (0.26)%       0.36%                0.29%
Portfolio Turnover Rate.....................................           70%          35%                  22%**
------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........      $  0.00+     $  0.02       $         0.21
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................         2.46%        2.56%                3.45%
  Net Investment Income/Loss to Average Net Assets..........        (0.30)%       0.20%               (0.77)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
  +  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser. The Fund commenced operations on July 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT
                                                    DEFERRED
                                                  SALES CHARGE
                                                  ------------
YEAR OF REDEMPTION                             CLASS B    CLASS C
------------------                             --------   --------
First........................................   5.00%      1.00%
Second.......................................   4.00%      None
Third........................................   3.00%      None
Fourth.......................................   2.50%      None
Fifth........................................   1.50%      None
Thereafter...................................   None       None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

At June 30, 1999, the Fund had available capital loss carryforward for U.S. Federal income tax purposes of approximately $2,624,000 which will expire June 30, 2007.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $3,163,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                           NET
                                                 APPRECIATION/
COST                      APPREC.     DEPREC.     DEPRECIATION
(000)                       (000)       (000)            (000)
-----                    --------    --------    -------------
$             100,001    $12,463     $(5,017)       $7,446

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss and paid in capital in excess of par. For the year ended June 30, 1999, approximately $1,310,000 has been reclassified from paid in capital in excess of par with approximately $257,000 posted to distributions in excess of net investment income and approximately $1,053,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                  CLASS B
                                CLASS A       AND CLASS C
                         MAX. OPERATING    MAX. OPERATING
ADVISORY FEE              EXPENSE RATIO     EXPENSE RATIO
------------             --------------    --------------
        0.80%                1.65%             2.40%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $4,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $239,826 for Class A shares and deferred sales charges of $8,799, $206,929, and $28,632 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $27,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $8,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Portfolio made purchases of approximately $77,070,000 and sales of approximately $77,028,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                      UNREALIZED
                                          CURRENT    APPRECIATION/
                                           VALUE     DEPRECIATION
FORWARD CURRENCY CONTRACTS                 (000)         (000)
--------------------------                -------    -------------
SHORT CONTRACTS:
Japanese Yen,
  322,227,600 expiring 7/19/99..........   $2,674         $8
                                           ======         ==

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of U.S. Treasury Notes and typically closes the contract prior to the delivery date.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

Transactions in futures contracts for the year ended June 30, 1999, were as follows:

                                                         CONTRACTS
                                                         ---------
Outstanding at June 30, 1998.........................       -0-
Futures Opened.......................................       516
Futures Closed.......................................      (516)
                                                           ----
Outstanding at June 30, 1999.........................       -0-
                                                           ====

                         VAN KAMPEN LATIN AMERICAN FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Latin American Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Latin American Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. RANDOLPH DR.
CHICAGO, ILLINOIS 60601
AUGUST 6, 1999

                         VAN KAMPEN LATIN AMERICAN FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                VALUE
                                                    SHARES      (000)
---------------------------------------------------------------------

COMMON STOCKS (75.3%)
  ARGENTINA (6.4%)
    Banco Rio de La Plata ADR............           24,505    $   233
    Quilmes Industrial ADR...............          100,955      1,249
    Telecom Argentina ADR................           62,418      1,670
    Telefonica de Argentina ADR..........           27,398        859
                                                              -------
                                                                4,011
                                                              -------
  BRAZIL (11.9%)
    CEMIG ADR............................           31,273        665
    (c)CEMIG ADR.........................              835         18
    (a)Cia Electric de Est Rio Janerio...    1,911,759,000        454
    Copel 'B' ADR........................           37,525        314
    Cia Siderurgica Nacional.............       18,244,000        477
    Coteminas............................        2,492,000        127
    (b,c)Coteminas ADR...................           22,545         57
    CVRD 'A'.............................            5,000         70
    Eletrobras ADR.......................            5,440         52
    Eletrobras 'B' ADR...................           43,930        442
    Eletrobras S.A.......................       21,024,000        397
    Embratel Participacoes ADR...........           64,520        895
    (a)Lojas Arupau ADR..................           10,410         --
    (c)Petrobras ADR.....................           22,943        358
    Petrobras ADR........................           15,640        241
    (c)Rossi Residencial S.A. GDR........           44,287         50
    Rossi Residencial S.A. GDS...........          187,805        211
    Tele Leste Celular ADR...............            1,160         35
    Tele Norte Leste ADR.................           23,523        437
    Tele Sudeste Celular ADR.............            2,290         66
    Telesp Celular ADR...................           21,330        571
    Telesp ADR...........................           25,710        588
    Unibanco GDR.........................           40,390        972
    (a)Vale Do Rio Doce ADR..............           31,997         --
                                                              -------
                                                                7,497
                                                              -------
  CHILE (8.8%)
    Banco Edwards ADR....................           25,362        368
    Banco Santander ADR..................            7,549        117
    Banco Santiago ADR...................           13,910        267
    CCU ADR..............................           28,067        803
    Chilectra ADR........................           49,206      1,033
    CTC ADR..............................           65,225      1,614
    D & S ADR............................           18,265        342
    ENDESA ADR...........................           15,387        187
    Enersis ADR..........................           14,450        331
    Quinenco ADR.........................           27,439        257
    (a)Santa Isabel ADR..................           20,698        210
                                                              -------
                                                                5,529
                                                              -------
  COLOMBIA (0.4%)
    Bavaria..............................           46,693        175
    Valores Bavaria......................           74,594         62
                                                              -------
                                                                  237
                                                              -------
  MEXICO (44.6%)
    Alfa.................................          238,666        992
    (a)Banacci 'L'.......................          154,310        377
    (a)Banacci 'O'.......................          106,488        269
    (a)Carso Global Telecom 'A1'.........          155,952        988
    Cemex 'B' ADR........................          131,309      1,297
    Cemex CPO............................          243,975      1,207
    Cemex CPO ADR........................           31,930        303
    Cemex 'B'............................          262,774      1,305
    (a)Cifra 'C'.........................          488,695        895
    (a)Cifra 'V'.........................          168,221        327
                                                                VALUE
                                                    SHARES      (000)
---------------------------------------------------------------------
    (a)Cifra 'V' ADR.....................           11,324    $   217
    Empresas ICA S.A.....................          153,950        170
    Empresas S.A. ADR....................           36,571        247
    FEMSA................................          364,497      1,458
    FEMSA ADR............................           33,521      1,337
    (a)Grupo Carso 'A1'..................          182,724        847
    Grupo Modelo 'C'.....................          185,448        529
    (a)Grupo Financiero Banorte S.A. de
      C.V. 'O'...........................          333,298        481
    Grupo Financiero Bancomer S.A. de
      C.V. 'O'...........................        1,462,500        528
    (a)Grupo Industrial Bimbo S.A. de CV
      'A'................................           73,595        163
    Kimberly 'A'.........................          594,916      2,450
    (a)Seminis, Inc. 'A'.................           32,800        494
    Soriana 'B'..........................          253,815      1,196
    TAMSA ADR............................           20,777        226
    Telmex ADR...........................           83,206      6,724
    (a)Televisa CPO GDR..................           62,941      2,820
    Vitro ADR............................           58,008        297
                                                              -------
                                                               28,144
                                                              -------
  PERU (1.1%)
    Tel Peru 'B' ADR.....................           47,863        724
                                                              -------
  VENEZUELA (2.1%)
    CANTV ADR............................           49,285      1,343
                                                              -------
TOTAL COMMON STOCKS.......................................     47,485
                                                              -------
PREFERRED STOCKS (23.4%)
  BRAZIL (23.4%)
    Banco Bradesco.......................       15,930,000         80
    (a,b)Banco Nacional..................        8,115,000         --
    (a)Celular CRT Participacoes S.A.....        6,717,974        911
    CEMIG................................       45,693,270        961
    Copel................................      164,715,900      1,340
    CRT..................................        5,099,574      1,251
    CVRD 'A'.............................           61,289      1,212
    CVRD.................................           28,970        576
    Eletrobras 'B'.......................       24,984,200        504
    Embratel Participacoes 'A'...........       60,563,000        835
    Gerdau...............................       29,631,867        494
    Globex Utilidades S.A................            8,000         42
    Iven.................................          600,500         78
    Itaubanco............................        1,090,641        558
    (a)Lojas Arapua S.A..................       19,195,300         --
    Petrobras............................       12,662,697      1,961
    Telebras ADR.........................            7,941        716
    Tele Centro Sul......................       35,820,560        396
    Tele Leste Celular...................      370,217,700        226
    Tele Nordeste Celular................       78,574,300        106
    Tele Norte Celular...................      339,309,000        196
    Tele Norte Leste.....................       63,958,000      1,157
    Tele Sudeste Celular.................       53,316,960        301
    Telesp Celular.......................       28,850,730        298
    Telesp...............................        3,521,000        416
    Usiminas.............................           52,200        176
                                                              -------
TOTAL PREFERRED STOCK.....................................     14,791
                                                              -------
                                                NO. OF
                                                RIGHTS
                                             -------------
RIGHTS (0.0%)
  BRAZIL (0.0%)
    (a,b)CRT.............................        2,184,997         --
                                                              -------
TOTAL LONG-TERM INVESTMENTS (98.7%) (COST $61,089)........     62,276
                                                              -------

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                       PAR
                                                     VALUE      VALUE
                                                     (000)      (000)
---------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.8%)
  REPURCHASE AGREEMENT (4.8%)
    Chase Securities, Inc., 4.55%, dated     $       3,032
      6/30/99, due 7/1/99, to be
      repurchased at $3,032, collaterized
      by $3,175 U.S. Treasury Bill,
      4.58%, due 1/6/00, valued at $3,096
      (COST $3,032).......................................    $ 3,032
                                                              -------
TOTAL INVESTMENTS IN SECURITIES (103.5%) (COST $64,121)...     65,308
                                                              -------
FOREIGN CURRENCY (0.2%) (COST $127).......................        128
                                                              -------
TOTAL INVESTMENTS (103.7%) (COST $64,248).................     65,436
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.7%).............     (2,340)
                                                              -------
NET ASSETS (100%).........................................    $63,096
                                                              =======

---------------

(a)         --  Non-income producing security
(b)         --  Security valued at fair value -- see note A-1 to
                financial statements.
(c)         --  144A Security -- Certain conditions for public sale may exist
ADR         --  American Depositary Receipt
CPO         --  Certificate of Participation
GDR         --  Global Depositary Receipt
GDS         --  Global Depositary Shares

----------------------------------------------------------------
          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                     VALUE    PERCENT OF
INDUSTRY                             (000)    NET ASSETS
--------                            -------   ----------
Services..........................  $29,030     46.0%
Energy............................    9,257     14.7
Consumer Goods....................    9,248     14.7
Materials.........................    7,414     11.8
Finance...........................    4,510      7.1
Multi-Industry....................    2,174      3.4
Capital Equipment.................      643      1.0
                                    -------     ----
                                    $62,276     98.7%
                                    =======     ====

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $64,121)........      $ 65,308
  Foreign Currency (Cost $127)..............................           128
  Receivable for:
    Investments Sold........................................         1,092
    Dividends...............................................           260
    Fund Shares Sold........................................            59
    Foreign Witholding Tax Reclaim..........................             3
  Other.....................................................             4
                                                                  --------
    Total Assets............................................        66,854
                                                                  --------
LIABILITIES:
  Payable for:
    Investments Purchased...................................         3,391
    Fund Shares Redeemed....................................            94
    Distribution Fees.......................................            66
    Custody Fees............................................            59
    Investment Advisory Fees................................            49
    Professional Fees.......................................            27
    Transfer Agent Fees.....................................            17
    Shareholder Reporting Expenses..........................            16
    Administrative Fees.....................................            13
    Directors' Fees and Expenses............................            13
    Deferred Country Tax....................................             6
  Other.....................................................             7
                                                                  --------
    Total Liabilities.......................................         3,758
                                                                  --------

NET ASSETS..................................................      $ 63,096
                                                                  ========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $      6
  Paid in Capital in Excess of Par..........................        90,512
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations...................................         1,156
  Distributions in Excess of Net Investment Income..........          (158)
  Accumulated Net Realized Loss.............................       (28,420)
                                                                  --------
NET ASSETS..................................................      $ 63,096
                                                                  ========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $34,139,111 and 2,957,664 Shares
    Outstanding)............................................      $  11.54
                                                                  ========
  Maximum Sales Charge......................................         5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge))..............      $  12.24
                                                                  ========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $18,569,829 and 1,659,653 Shares
    Outstanding)*...........................................      $  11.19
                                                                  ========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $10,387,176 and 928,886 Shares
    Outstanding)*...........................................      $  11.18
                                                                  ========

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $  1,694
  Interest..................................................           121
  Less Foreign Taxes Withheld...............................           (10)
                                                                  --------
   Total Income.............................................         1,805
                                                                  --------
EXPENSES:
  Investment Advisory Fees..................................           710
  Distribution Fees (Attributed to Classes A, B, and C of
    $75, $169, and $96, respectively).......................           340
  Administrative Fees.......................................           161
  Custodian Fees............................................           117
  Country Tax Expense.......................................            60
  Shareholder Reports.......................................            57
  Transfer Agent Fees.......................................            53
  Professional Fees.........................................            37
  Filing and Registration Fees..............................            33
  Directors' Fees and Expenses..............................             9
  Amortization of Organizational Costs......................             3
  Other.....................................................             9
                                                                  --------
   Total Expenses...........................................         1,589
   Less Expense Reductions..................................          (137)
                                                                  --------
   Net Expenses.............................................         1,452
                                                                  --------
Net Investment Income/Loss..................................           353
                                                                  --------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................       (18,585)
  Foreign Currency Transactions.............................          (111)
                                                                  --------
    Net Realized Gain/Loss..................................       (18,696)
                                                                  --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................       (13,340)
                                                                  --------
  End of the Period:
    Investments.............................................         1,187
    Foreign Currency Translations...........................           (31)
                                                                  --------
                                                                     1,156
                                                                  --------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        14,496
                                                                  --------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................        (4,200)
                                                                  --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ (3,847)
                                                                  ========

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                 YEAR ENDED          YEAR ENDED
                                                              JUNE 30, 1999       JUNE 30, 1998
                                                                      (000)               (000)
-----------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................  $         353      $        (380)
  Net Realized Gain/Loss....................................        (18,696)             4,576
  Net Unrealized Appreciation/Depreciation..................         14,496            (27,206)
                                                              -------------      -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................         (3,847)           (23,010)
                                                              -------------      -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................           (120)                --
  Class B...................................................            (17)                --
  Class C...................................................            (10)                --
  In Excess of Net Investment Income:
  Class A...................................................           (182)                --
  Class B...................................................            (26)                --
  Class C...................................................            (15)                --
                                                              -------------      -------------
                                                                       (370)                --
                                                              -------------      -------------
  Net Realized Gain:
  Class A...................................................             --             (7,513)
  Class B...................................................             --             (3,444)
  Class C...................................................             --             (2,645)
  In Excess of Net Realized Gain:
  Class A...................................................           (153)            (5,098)
  Class B...................................................           (100)            (2,337)
  Class C...................................................            (57)            (1,795)
                                                              -------------      -------------
                                                                       (310)           (22,832)
                                                              -------------      -------------
  Net Decrease in Net Assets Resulting from Distributions...           (680)           (22,832)
                                                              -------------      -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................         37,085            115,672
  Distributions Reinvested..................................            580             20,476
  Redeemed..................................................        (53,264)          (126,144)
                                                              -------------      -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................        (15,599)            10,004
                                                              -------------      -------------
  Total Increase/Decrease in Net Assets.....................        (20,126)           (35,838)
NET ASSETS--Beginning of Period.............................         83,222            119,060
                                                              -------------      -------------
NET ASSETS--End of Period (Including distributions in excess of net investment income of $(158) and $(95),
  respectively).............................................  $      63,096      $      83,222
                                                              =============      =============
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
    ---------
   Shares:
     Subscribed.............................................          2,939              4,455
     Distributions Reinvested...............................             46                920
     Redeemed...............................................         (3,917)            (6,340)
                                                              -------------      -------------
   Net Increase/Decrease in Class A Shares Outstanding......           (932)              (965)
                                                              =============      =============
   Dollars:
     Subscribed.............................................  $      28,926      $      72,239
     Distributions Reinvested...............................            389             11,506
     Redeemed...............................................        (37,394)           (98,189)
                                                              -------------      -------------
   Net Increase/Decrease....................................  $      (8,079)     $     (14,444)
                                                              =============      =============
   Ending Paid in Capital...................................  $      46,039+     $      54,118
                                                              =============      =============
   Class B:
     ---------
   Shares:
     Subscribed.............................................            386              1,661
     Distributions Reinvested...............................             15                443
     Redeemed...............................................           (936)              (752)
                                                              -------------      -------------
   Net Increase/Decrease in Class B Shares Outstanding......           (535)             1,352
                                                              =============      =============
   Dollars:
     Subscribed.............................................  $       3,651      $      26,168
     Distributions Reinvested...............................            124              5,380
     Redeemed...............................................         (8,006)           (10,163)
                                                              -------------      -------------
   Net Increase/Decrease....................................  $      (4,231)     $      21,385
                                                              =============      =============
   Ending Paid in Capital...................................  $      29,066+     $      33,297
                                                              =============      =============
   Class C:
     ---------
   Shares:
     Subscribed.............................................            508              1,071
     Distributions Reinvested...............................              8                296
     Redeemed...............................................           (908)            (1,242)
                                                              -------------      -------------
   Net Increase/Decrease in Class C Shares Outstanding......           (392)               125
                                                              =============      =============
   Dollars:
     Subscribed.............................................  $       4,508      $      17,265
     Distributions Reinvested...............................             67              3,590
     Redeemed...............................................         (7,864)           (17,792)
                                                              -------------      -------------
   Net Increase/Decrease....................................  $      (3,289)     $       3,063
                                                              =============      =============
   Ending Paid in Capital...................................  $      15,478+     $      18,767
                                                              =============      =============

   --------------------
   + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                CLASS A
                                      ------------------------------------------------------------
                                                YEAR ENDED JUNE 30,
                                      ----------------------------------------    JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS      1999#      1998#       1997       1996       JUNE 30, 1995
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................  $11.424    $ 17.39    $ 12.63    $  9.08    $        12.00
                                      -------    -------    -------    -------    --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss........    0.093      (0.01)      0.02       0.10             (0.02)
  Net Realized and Unrealized Gain/
    Loss............................    0.182      (2.73)      6.46       3.47             (2.70)
                                      -------    -------    -------    -------    --------------
  Total From Investment
    Operations......................    0.275      (2.74)      6.48       3.57             (2.72)
                                      -------    -------    -------    -------    --------------
DISTRIBUTIONS
  Net Investment Income.............   (0.041)        --         --      (0.02)               --
  In Excess of Net Investment
    Income..........................   (0.063)        --      (0.09)        --                --
  Net Realized Gain.................       --      (1.92)     (1.63)        --                --
  In Excess of Net Realized Gain....   (0.052)     (1.31)        --         --                --
  Return of Capital.................       --         --         --         --             (0.20)
                                      -------    -------    -------    -------    --------------
  Total Distributions...............   (0.156)     (3.23)     (1.72)     (0.02)            (0.20)
                                      -------    -------    -------    -------    --------------
NET ASSET VALUE, END OF PERIOD......  $11.543    $ 11.42    $ 17.39    $ 12.63    $         9.08
                                      =======    =======    =======    =======    ==============
TOTAL RETURN (1)....................     3.00%    (17.37)%    57.32%     39.35%           (23.07)%**
                                      =======    =======    =======    =======    ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...  $34,139    $44,439    $84,401    $18,701    $        7,658
Ratio of Expenses to Average Net
  Assets............................     2.20%      2.25%      2.24%      2.11%             2.46%
Ratio of Net Investment Income/Loss
  to Average Net Assets.............     0.98%     (0.09)%    (0.08)%     1.18%            (0.44)%
Portfolio Turnover Rate.............      163%       249%       241%       131%              107%**
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss..........  $  0.02    $  0.02    $  0.10    $  0.09    $         0.13
Ratios Before Expense Limitation:
  Expenses to Average Net Assets....     2.44%      2.41%      2.77%      3.28%             4.30%
  Net Investment Income/Loss to
    Average Net Assets..............     0.74%     (0.24)%    (0.61)%     0.01%            (2.26)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense......     2.10%      2.10%      2.10%      2.10%             2.10%
--------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                      ---------------------------------------------------
                                           YEAR ENDED JUNE 30,
                                      -----------------------------    AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS      1999#      1998#       1997         JUNE 30, 1996
------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................  $11.030    $ 16.99    $ 12.45    $            9.58
                                      -------    -------    -------    -----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss........    0.019      (0.08)     (0.03)                0.03
  Net Realized and Unrealized Gain/
    Loss............................    0.215      (2.65)      6.28                 2.84
                                      -------    -------    -------    -----------------
  Total From Investment
    Operations......................    0.234      (2.73)      6.25                 2.87
                                      -------    -------    -------    -----------------
DISTRIBUTIONS
  Net Investment Income.............   (0.009)        --         --                   --
  In Excess of Net Investment
    Income..........................   (0.014)        --      (0.08)                  --
  Net Realized Gain.................       --      (1.92)     (1.63)                  --
  In Excess of Net Realized Gain....   (0.052)     (1.31)        --                   --
  Return of Capital.................       --         --         --                   --
                                      -------    -------    -------    -----------------
  Total Distributions...............   (0.075)     (3.23)     (1.71)                  --
                                      -------    -------    -------    -----------------
NET ASSET VALUE, END OF PERIOD......  $11.189    $ 11.03    $ 16.99    $           12.45
                                      =======    =======    =======    =================
TOTAL RETURN (1)....................     2.47%    (17.82)%    56.17%               29.26%**
                                      =======    =======    =======    =================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...  $18,570    $24,206    $14,314    $           2,041
Ratio of Expenses to Average Net
  Assets............................     2.96%      2.99%      2.99%                2.87%
Ratio of Net Investment Income/Loss
  to Average Net Assets.............     0.20%     (0.58)%    (0.78)%               0.88%
Portfolio Turnover Rate.............      163%       249%       241%                 131%**
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss..........  $  0.02    $  0.02    $  0.02    $            0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets....     3.20%      3.16%      3.55%                3.89%
  Net Investment Income/Loss to
    Average Net Assets..............    (0.04)%    (0.73)%    (1.34)%              (0.14)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense......     2.85%      2.85%      2.85%                2.85%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                          FINANCIAL HIGHLIGHTS (CONT.)

--------------------------------------------------------------------------------

                                                                                           CLASS C
                                                             --------------------------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                             ---------------------------------------------       JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS                             1999#        1998#         1997        1996          JUNE 30, 1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................      $11.037      $ 17.01      $ 12.43      $ 8.99       $        12.00
                                                             -------      -------      -------      ------       --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...........................        0.021        (0.11)       (0.07)       0.04                (0.08)
  Net Realized and Unrealized Gain/Loss................        0.199        (2.63)        6.31        3.40                (2.73)
                                                             -------      -------      -------      ------       --------------
  Total From Investment Operations.....................        0.220        (2.74)        6.24        3.44                (2.81)
                                                             -------      -------      -------      ------       --------------
DISTRIBUTIONS
  Net Investment Income................................       (0.009)          --           --          --                   --
  In Excess of Net Investment Income...................       (0.014)          --        (0.03)         --                   --
  Net Realized Gain....................................           --        (1.92)       (1.63)         --                   --
  In Excess of Net Realized Gain.......................       (0.052)       (1.31)          --          --                   --
  Return of Capital....................................           --           --           --          --                (0.20)
                                                             -------      -------      -------      ------       --------------
  Total Distributions..................................       (0.075)       (3.23)       (1.66)         --                (0.20)
                                                             -------      -------      -------      ------       --------------
NET ASSET VALUE, END OF PERIOD.........................      $11.182      $ 11.04      $ 17.01      $12.43       $         8.99
                                                             =======      =======      =======      ======       ==============
TOTAL RETURN (1).......................................         2.28%      (17.86)%      56.04%      38.26%              (23.83)%**
                                                             =======      =======      =======      ======       ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)......................      $10,387      $14,577      $20,345      $6,780       $        4,085
Ratio of Expenses to Average Net Assets................         2.96%        3.00%        2.99%       2.86%                3.20%
Ratio of Net Investment Income/Loss to Average Net
  Assets...............................................         0.23%       (0.77)%      (0.79)%      0.42%               (1.16)%
Portfolio Turnover Rate................................          163%         249%         241%        131%                 107%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period
  Per Share Benefit to Net Investment Income/Loss......      $  0.02      $  0.02      $  0.05      $ 0.12       $         0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.......................         3.20%        3.16%        3.56%       4.06%                5.20%
  Net Investment Income/Loss to Average Net Assets.....        (0.01)%      (0.93)%      (1.36)%     (0.78)%              (3.16)%
Ratio of Expenses to Average Net Assets excluding
  country tax expense and interest expense.............         2.85%        2.85%        2.85%       2.85%                2.85%

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. The Fund commenced operations on July 6, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                               CONTINGENT DEFERRED
                                                   SALES CHARGE
YEAR OF REDEMPTION                            CLASS B       CLASS C
------------------                            --------      --------
First.......................................   5.00%         1.00%
Second......................................   4.00%          None
Third.......................................   3.00%          None
Fourth......................................   2.50%          None
Fifth.......................................   1.50%          None
Thereafter..................................    None          None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion

                         VAN KAMPEN LATIN AMERICAN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $16,568,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency and capital losses of approximately $6,068,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                     NET
                                APPRECIATION/
 COST     APPREC.    DEPREC.    DEPRECIATION
 (000)     (000)      (000)         (000)
-------   --------   --------   -------------
$70,009    $7,722    $(12,423)     $(4,701)

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss and paid in capital in excess of par. For the year ended June 30, 1999, approximately $65,000 has been reclassified from paid in capital in excess of par and approximately $46,000 has been reclassified from distributions in excess of net investment income, totaling $111,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                     CLASS B
                 CLASS A           AND CLASS C
ADVISORY      MAX. OPERATING      MAX. OPERATING
  FEE         EXPENSE RATIO       EXPENSE RATIO
--------      --------------      --------------
 1.25%             2.10%               2.85%

                         VAN KAMPEN LATIN AMERICAN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

For the year ended June 30, 1999, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $98,029 for Class A shares and deferred sales charges of $105,678 and $13,387 for Class B shares and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $20,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $8,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

D. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $89,489,000 and sales of approximately $102,312,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                             VAN KAMPEN VALUE FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Value Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                             VAN KAMPEN VALUE FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                VALUE
                                                   SHARES       (000)
---------------------------------------------------------------------

COMMON STOCKS (99.5%)
  CAPITAL EQUIPMENT (18.3%)
    CHEMICALS--DIVERSIFIED (2.1%)
      Eastman Chemical Co....................      5,800     $    300
      Lubrizol Corp..........................    127,400        3,472
      Rohm & Haas Co.........................     33,380        1,431
                                                             --------
                                                                5,203
                                                             --------
    CONSTRUCTION & HOUSING (1.2%)
      Owens Corning..........................     89,020        3,060
                                                             --------
    ELECTRICAL & ELECTRONICS (0.5%)
      Entergy Corp...........................     44,090        1,378
                                                             --------
    ELECTRONIC COMPONENTS--MISCELLANEOUS (2.6%)
      (a)Arrow Electronics, Inc..............     98,460        1,871
      Avnet, Inc.............................     43,500        2,023
      Tektronix, Inc.........................     90,310        2,726
                                                             --------
                                                                6,620
                                                             --------
    ENERGY EQUIPMENT & SERVICES (1.6%)
      GTE Corp...............................     38,000        2,878
      Peco Energy Co.........................     27,200        1,139
                                                             --------
                                                                4,017
                                                             --------
    MACHINERY & ENGINEERING (6.3%)
      Case Corp..............................     78,100        3,758
      Cummins Engine Co., Inc................    118,000        6,741
      Deere & Co.............................        300           12
      Kennametal, Inc........................     53,250        1,651
      Parker-Hannifin Corp...................     83,125        3,803
                                                             --------
                                                               15,965
                                                             --------
    MANUFACTURING (3.6%)
      Eaton Corp.............................     29,400        2,705
      (a)FMC Corp............................     49,310        3,368
      Tecumseh Products Co. 'A'..............     48,570        2,942
                                                             --------
                                                                9,015
                                                             --------
    PROFESSIONAL SERVICES (0.4%)
      Olsten Corp............................    141,370          892
                                                             --------
  TOTAL CAPITAL EQUIPMENT................................      46,150
                                                             --------
  CONSUMER PRODUCTS--MISCELLANEOUS (28.5%)
    APPLIANCES & HOUSEHOLD DURABLES (1.1%)
      Whirlpool Corp.........................     37,600        2,782
                                                             --------
    AUTOMOBILES (10.9%)
      Dana Corp..............................     80,890        3,726
      Ford Motor Co..........................    114,130        6,441
      General Motors Corp....................    157,580       10,400
      Goodyear Tire & Rubber Co..............     20,000        1,176
      (a)Navistar International Corp.........     45,900        2,295
      TRW, Inc...............................     62,860        3,450
                                                             --------
                                                               27,488
                                                             --------
    COMPUTERS/SOFTWARE (8.2%)
      First Data Corp........................     96,200        4,708
      Intel Corp.............................     43,800        2,606
      International Business Machines
        Corp.................................     63,400        8,194
      (a)Quantum Corp........................    214,000        5,163
                                                             --------
                                                               20,671
                                                             --------
                                                                VALUE
                                                   SHARES       (000)
---------------------------------------------------------------------
    RECREATION, OTHER CONSUMER GOODS (0.3%)
      Standard Register Co...................     26,670     $    820
                                                             --------
    RETAIL--MAJOR DEPARTMENT STORES (3.0%)
      Dillards, Inc. 'A'.....................     55,020        1,933
      Sears, Roebuck & Co....................     52,500        2,339
      (a)Toys 'R' Us, Inc....................    154,440        3,195
                                                             --------
                                                                7,467
                                                             --------
    TEXTILES & APPAREL (4.6%)
      Liz Claiborne, Inc.....................    123,300        4,500
      Springs Industries, Inc. 'A'...........     41,920        1,829
      VF Corp................................    126,140        5,392
                                                             --------
                                                               11,721
                                                             --------
    TOBACCO (0.4%)
      (a)R.J. Reynolds Tobacco
        Holdings, Inc........................     30,346          956
                                                             --------
  TOTAL CONSUMER PRODUCTS--MISCELLANEOUS.................      71,905
                                                             --------
  ENERGY (6.4%)
    ELECTRIC--INTERGRATED (0.8%)
      Cinergy Corp...........................     18,570          594
      GPU, Inc...............................     34,940        1,474
                                                             --------
                                                                2,068
                                                             --------
    OIL & GAS (3.8%)
      Coastal Corp...........................     37,100        1,484
      (a)Nabors Industries, Inc..............    136,500        3,336
      Tosco Corp.............................     44,200        1,146
      Transocean Offshore, Inc...............     46,600        1,223
      Ultramar Diamond Shamrock Corp.........    106,570        2,325
                                                             --------
                                                                9,514
                                                             --------
    UTILITIES--ELECTRICAL & GAS (1.8%)
      DTE Energy Co..........................     43,280        1,731
      Duke Power Co..........................     22,100        1,202
      Southern Co............................     58,700        1,556
                                                             --------
                                                                4,489
                                                             --------
  TOTAL ENERGY...........................................      16,071
                                                             --------
  FINANCE (21.9%)
    BANKING (6.6%)
      Associates First Capital Corp. 'A'.....          2           --
      Bank of America........................     56,500        4,142
      BankBoston Corp........................     42,400        2,168
      Chase Manhattan Corp...................     94,240        8,163
      UnionBanCal Corp.......................     58,400        2,110
                                                             --------
                                                               16,583
                                                             --------
    INSURANCE (7.2%)
      ACE Ltd................................     45,200        1,277
      Allstate Corp..........................     92,580        3,321
      American General Corp..................     22,640        1,706
      Hartford Financial Services Group......     59,540        3,472
      Old Republic International Corp........     86,105        1,491
      Washington Mutual, Inc.................    192,450        6,808
                                                             --------
                                                               18,075
                                                             --------
    LIFE/HEALTH INSURANCE (2.0%)
      CIGNA Corp.............................     21,400     $  1,905
      Reliastar Financial Corp...............     70,280        3,075
                                                             --------
                                                                4,980
                                                             --------

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                VALUE
                                                   SHARES       (000)
---------------------------------------------------------------------
    REINSURANCE (0.8%)
      Everest Reinsurance Holdings, Inc......     66,210        2,160
                                                             --------
    SUPER--REGIONAL BANKS--U.S. (5.3%)
      Bank One Corp..........................     65,800        3,919
      First Union Corp. (N.C.)...............     40,589        1,908
      KeyCorp................................     74,500        2,393
      PNC Bank Corp..........................     89,400        5,152
                                                             --------
                                                               13,372
                                                             --------
  TOTAL FINANCE..........................................      55,170
                                                             --------
  MATERIALS (6.7%)
    CHEMICALS (4.7%)
      Air Products & Chemicals, Inc..........     42,500        1,711
      Engelhard Corp.........................    160,100        3,622
      IMC Global, Inc........................    112,400        1,981
      Solutia, Inc...........................     99,100        2,112
      (a)W.R. Grace & Co.....................    127,300        2,339
                                                             --------
                                                               11,765
                                                             --------
    METALS--STEEL (0.8%)
      Ryerson Tull, Inc......................     85,700        1,934
                                                             --------
    TELECOMMUNICATIONS EQUIPMENT (1.2%)
      U.S. West, Inc.........................     53,700        3,155
                                                             --------
  TOTAL MATERIALS........................................      16,854
                                                             --------
  SERVICES (17.7%)
    BUSINESS & PUBLIC SERVICES (1.0%)
      Service Corp. International............    135,500        2,608
                                                             --------
    FOOD--MISCELLANEOUS/DIVERSIFIED (2.7%)
      IBP, Inc...............................     63,310        1,504
      Nabisco Group Holdings Corp............    156,340        3,058
      Universal Foods Corp...................    111,820        2,362
                                                             --------
                                                                6,924
                                                             --------
    HEALTHCARE SUPPLIES & SERVICES (7.2%)
      Beckman Coulter, Inc...................     60,030        2,919
      Columbia HCA/Healthcare Corp...........     63,770        1,455
      (a)Foundation Health Systems 'A'.......     78,000        1,170
      (a)HEALTHSOUTH Corp....................    418,000        6,244
      (a)LifePoint Hospitals, Inc............      4,761           64
                                                                VALUE
                                                   SHARES       (000)
---------------------------------------------------------------------
      (a)Tenet Healthcare Corp...............    155,400     $  2,885
      (a)Triad Hospitals, Inc................      4,761           64
      United HealthCare Corp.................     51,500        3,225
                                                             --------
                                                               18,026
                                                             --------
    TELECOMMUNICATIONS (3.8%)
      (a)AMR Corp............................     74,980        5,117
      Bell Atlantic Corp.....................     66,700        4,361
                                                             --------
                                                                9,478
                                                             --------
    TRANSPORTATION--AIRLINES (1.9%)
      CNF Transportation, Inc................     30,800        1,182
      Delta Airlines, Inc....................     64,100        3,694
                                                             --------
                                                                4,876
                                                             --------
    TRANSPORTATION--RAIL (0.5%)
      Burlington Northern Railroad Co........     40,300        1,249
                                                             --------
    TRANSPORTATION--TRUCKING (0.6%)
      Ryder Systems, Inc.....................     60,800        1,581
                                                             --------
  TOTAL SERVICES.........................................      44,742
                                                             --------
  TOTAL LONG-TERM INVESTMENTS (99.5%) (COST $233,558)....     250,892
                                                             --------
                                                   PAR
                                                  VALUE
                                                  (000)
                                                 --------
SHORT-TERM INVESTMENT (3.3%)
    REPURCHASE AGREEMENT (3.3%)
      Chase Securities, Inc., 4.55%, dated       $ 8,469
        6/30/99, due 7/1/99, to be repurchased at
        $8,470, collaterized by $7,040 U.S.
        Treasury Bonds, 11.125%, due 8/15/03,
        valued at $8,693 (COST $8,469)...................       8,469
                                                             --------
TOTAL INVESTMENTS (102.8%) (COST $242,027)...............     259,361
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.8%)............      (7,104)
                                                             --------
NET ASSETS (100%)........................................    $252,257
                                                             ========

---------------

(a)         --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $242,027)......................      $259,361
  Receivable for:
    Investments Sold........................................         1,619
    Fund Shares Sold........................................           351
    Dividends...............................................           205
    Interest................................................             1
  Deferred Organizational Costs.............................             4
  Other Assets..............................................            12
                                                                  --------
      Total Assets..........................................       261,553
                                                                  --------
LIABILITIES:
  Payable for:
    Investments Purchased...................................         7,881
    Fund Shares Redeemed....................................           786
    Distribution Fees.......................................           303
    Investment Advisory Fees................................           133
    Administrative Fees.....................................            52
    Transfer Agent Fees.....................................            41
    Professional Fees.......................................            34
    Shareholder Reporting Expenses..........................            29
    Directors' Fees and Expenses............................            20
    Custody Fees............................................             9
  Other.....................................................             8
                                                                  --------
      Total Liabilities.....................................         9,296
                                                                  --------
NET ASSETS..................................................      $252,257
                                                                  ========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $     23
  Paid in Capital in Excess of Par..........................       244,212
  Unrealized Appreciation on Investments....................        17,334
  Distributions in Excess of Net Investment Income..........            (1)
  Accumulated Net Realized Loss.............................        (9,311)
                                                                  --------
  NET ASSETS................................................      $252,257
                                                                  ========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $95,207,962 and 8,747,187 Shares
    Outstanding)............................................      $  10.88
                                                                  ========
  Maximum Sales Charge......................................         5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100 / (100 - maximum sales charge)).............      $  11.54
                                                                  ========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $127,977,872 and 11,807,261 Shares
    Outstanding)*...........................................      $  10.84
                                                                  ========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $29,071,184 and 2,683,913 Shares
    Outstanding)*...........................................      $  10.83
                                                                  ========

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                    (000)
-------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $ 4,804
  Interest..................................................          984
                                                                  -------
   Total Income.............................................        5,788
                                                                  -------
EXPENSES:
  Investment Advisory Fees..................................        2,131
  Distribution Fees (Attributed to Classes A, B, and C of
    $270, $1,279, and $306, respectively)...................        1,855
  Administrative Fees.......................................          672
  Transfer Agent Fees.......................................          140
  Shareholder Reports.......................................           78
  Professional Fees.........................................           59
  Filing and Registration Fees..............................           56
  Custodian Fees............................................           56
  Directors' Fees and Expenses..............................           15
  Amortization of Organizational Costs......................            2
  Other.....................................................            9
                                                                  -------
   Total Expenses...........................................        5,073
   Less Expense Reductions..................................          (43)
                                                                  -------
   Net Expenses.............................................        5,030
                                                                  -------
Net Investment Income/Loss..................................          758
                                                                  -------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................       (9,132)
                                                                  -------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................        1,221
                                                                  -------
  End of the Period
    Investments.............................................       17,334
                                                                  -------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       16,113
                                                                  -------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................        6,981
                                                                  -------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 7,739
                                                                  =======

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      YEAR ENDED       JULY 7, 1997* TO
                                                                   JUNE 30, 1999          JUNE 30, 1998
                                                                           (000)                  (000)
-------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $         758        $        1,260
  Net Realized Gain/Loss....................................             (9,132)                5,893
  Net Unrealized Appreciation /Depreciation.................             16,113                 1,221
                                                                  -------------        --------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................              7,739                 8,374
                                                                  -------------        --------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................               (601)                 (930)
  Class B...................................................                (91)                 (264)
  Class C...................................................                (23)                  (66)
  In Excess of Net Investment Income:
  Class A...................................................                 (1)                  (77)
  Class B...................................................                 --                   (22)
  Class C...................................................                 --                    (6)
                                                                  -------------        --------------
                                                                           (716)               (1,365)
                                                                  -------------        --------------
  Net Realized Gain:
  Class A...................................................                 --                  (502)
  Class B...................................................                 --                  (431)
  Class C...................................................                 --                   (95)
  In Excess of Net Realized Gain:
  Class A...................................................             (2,049)                   --
  Class B...................................................             (2,409)                   --
  Class C...................................................               (584)                   --
                                                                  -------------        --------------
                                                                         (5,042)               (1,028)
                                                                  -------------        --------------
  Net Decrease in Net Assets Resulting from Distributions...             (5,758)               (2,393)
                                                                  -------------        --------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................             63,721               354,369
  Distributions Reinvested..................................              5,042                 2,140
  Redeemed..................................................           (134,239)              (49,738)
                                                                  -------------        --------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................            (65,476)              306,771
                                                                  -------------        --------------
  Total Increase/Decrease in Net Assets.....................            (63,495)              312,752
NET ASSETS--Beginning of Period.............................            315,752                 3,000
                                                                  -------------        --------------
NET ASSETS--End of Period (Including distributions in excess of net investment income of $(1) and $(45),
  respectively).............................................      $     252,257        $      315,752
                                                                  =============        ==============
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (000):
(1) Class A:
   ----------
   Shares:
     Subscribed (Initial Shares of 100).....................              2,585                16,264
     Distributions Reinvested...............................                259                   136
     Redeemed...............................................             (7,154)               (3,343)
                                                                  -------------        --------------
   Net Increase/Decrease in Class A Shares Outstanding......             (4,310)               13,057
                                                                  =============        ==============
   Dollars:
     Subscribed.............................................      $      24,777        $      167,353
     Distributions Reinvested...............................              2,427                 1,393
     Redeemed...............................................            (69,185)              (35,499)
                                                                  -------------        --------------
   Net Increase/Decrease....................................      $     (41,981)       $      133,247
                                                                  =============        ==============
   Ending Paid in Capital...................................      $      92,241+       $      134,222
                                                                  =============        ==============
   Class B:
   ----------
   Shares:
     Subscribed (Initial Shares of 100).....................              3,052                14,654
     Distributions Reinvested...............................                225                    60
     Redeemed...............................................             (5,046)               (1,138)
                                                                  -------------        --------------
   Net Increase/Decrease in Class B Shares Outstanding......             (1,769)               13,576
                                                                  =============        ==============
   Dollars:
     Subscribed.............................................      $      29,487        $      150,818
     Distributions Reinvested...............................              2,115                   607
     Redeemed...............................................            (48,333)              (12,023)
                                                                  -------------        --------------
   Net Increase/Decrease....................................      $     (16,731)       $      139,402
                                                                  =============        ==============
   Ending Paid in Capital...................................      $     123,644+       $      140,375
                                                                  =============        ==============
   Class C:
   ----------
   Shares:
     Subscribed (Initial Shares of 100).....................                988                 3,584
     Distributions Reinvested...............................                 53                    14
     Redeemed...............................................             (1,743)                 (212)
                                                                  -------------        --------------
   Net Increase/Decrease in Class C Shares Outstanding......               (702)                3,386
                                                                  =============        ==============
   Dollars:
     Subscribed.............................................      $       9,457        $       36,198
     Distributions Reinvested...............................                500                   140
     Redeemed...............................................            (16,721)               (2,216)
                                                                  -------------        --------------
   Net Increase/Decrease....................................      $      (6,764)       $       34,122
                                                                  =============        ==============
   Ending Paid in Capital...................................      $      28,352+       $       35,116
                                                                  =============        ==============

-----------------

  *  Commencement of operations
  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   CLASS A                               CLASS B                     CLASS C
                                     -----------------------------------   -----------------------------------   ---------------
                                          YEAR ENDED    JULY 7, 1997* TO        YEAR ENDED    JULY 7, 1997* TO        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS    JUNE 30, 1999#      JUNE 30, 1998#    JUNE 30, 1999#      JUNE 30, 1998#    JUNE 30, 1999#
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $       10.526     $        10.00     $       10.514     $        10.00     $       10.503
                                     --------------     --------------     --------------     --------------     --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.......           0.072               0.11             (0.003)              0.03             (0.002)
  Net Realized and Unrealized
    Gain/Loss......................           0.512               0.56              0.509               0.56              0.512
                                     --------------     --------------     --------------     --------------     --------------
  Total From Investment
    Operations.....................           0.584               0.67              0.506               0.59              0.510
                                     --------------     --------------     --------------     --------------     --------------
DISTRIBUTIONS
  Net Investment Income............          (0.052)             (0.08)            (0.007)             (0.03)            (0.007)
  In Excess of Net Investment
    Income.........................          (0.000)+            (0.01)                --              (0.00)+               --
  Net Realized Gain................              --              (0.05)                --              (0.05)                --
  In Excess of Net Realized Gain...          (0.174)                --             (0.174)                --             (0.174)
                                     --------------     --------------     --------------     --------------     --------------
  Total Distributions..............          (0.226)             (0.14)            (0.181)             (0.08)            (0.181)
                                     --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE, END OF PERIOD.....  $       10.884     $        10.53     $       10.839     $        10.51     $       10.832
                                     ==============     ==============     ==============     ==============     ==============
TOTAL RETURN (1)...................            5.83%              6.74%**            5.02%              6.01%**            5.13%
                                     ==============     ==============     ==============     ==============     ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)..........................  $       95,208     $      137,447     $      127,978     $      142,741     $       29,071
Ratio of Expenses to Average Net
  Assets...........................            1.45%              1.45%              2.20%              2.20%              2.20%
Ratio of Net Investment Income/Loss
  to Average Net Assets............            0.74%              1.02%             (0.03)%             0.28%             (0.02)%
Portfolio Turnover Rate............              64%                38%**              64%                38%**              64%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss.........  $         0.00+    $         0.01     $         0.00+    $         0.01     $         0.00+
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...            1.48%              1.60%              2.23%              2.35%              2.23%
  Net Investment Income/Loss to
    Average Net Assets.............            0.73%              0.88%             (0.05)%             0.14%             (0.03)%

                                          CLASS C
                                     -----------------
                                      JULY 7, 1997* TO
SELECTED PER SHARE DATA AND RATIOS      JUNE 30, 1998#
-----------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................   $        10.00
                                      --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.......             0.03
  Net Realized and Unrealized
    Gain/Loss......................             0.55
                                      --------------
  Total From Investment
    Operations.....................             0.58
                                      --------------
DISTRIBUTIONS
  Net Investment Income............            (0.03)
  In Excess of Net Investment
    Income.........................            (0.00)+
  Net Realized Gain................            (0.05)
  In Excess of Net Realized Gain...               --
                                      --------------
  Total Distributions..............            (0.08)
                                      --------------
NET ASSET VALUE, END OF PERIOD.....   $        10.50
                                      ==============
TOTAL RETURN (1)...................             5.83%**
                                      ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)..........................   $       35,564
Ratio of Expenses to Average Net
  Assets...........................             2.20%
Ratio of Net Investment Income/Loss
  to Average Net Assets............             0.29%
Portfolio Turnover Rate............               38%**
--------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss.........   $         0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...             2.35%
  Net Investment Income/Loss to
    Average Net Assets.............             0.15%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
  +  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk. The Fund commenced operations on July 7, 1997.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                ----------------------
YEAR OF REDEMPTION                              CLASS B       CLASS C
------------------                              --------      --------
First.....................................       5.00%         1.00%
Second....................................       4.00%         None
Third.....................................       3.00%         None
Fourth....................................       2.50%         None
Fifth.....................................       1.50%         None
Thereafter................................       None          None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt securities. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal Income tax purposes of approximately $4,433,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for

                             VAN KAMPEN VALUE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $1,606,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                    NET
                                               APPRECIATION/
        COST            APPREC.     DEPREC.    DEPRECIATION
        (000)            (000)       (000)         (000)
---------------------   --------   ---------   -------------
      $245,340          $30,340    $(16,319)      $14,021

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital. For the year ended June 30, 1999, approximately $2,000 has been reclassified from paid in capital and posted to accumulated net investment income/loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                            CLASS B
                           CLASS A        AND CLASS C
                        MAX. OPERATING   MAX. OPERATING
    ADVISORY FEE        EXPENSE RATIO    EXPENSE RATIO
---------------------   --------------   --------------
        0.80%               1.45%            2.20%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $15,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $470,484 for Class A shares and deferred sales charges of $9,521, $835,926, and $22,202 for Class A shares, Class B shares, and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $158,329,000 and sales of approximately $186,083,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Worldwide High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Worldwide High Income Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------

CORPORATES BONDS & NOTES (51.6%)
  ARGENTINA (3.3%)
$     (b)1,100   Cablevision S.A. 13.75%, 5/1/09..................  $  1,004
ARP   (b)6,292   CIA International Telecommunications, 10.375%,
                   8/1/04.........................................     4,940
$       (b)945   Multicanal S.A. 13.125%, 4/15/09.................       877
                                                                    --------
                                                                       6,821
                                                                    --------
  AUSTRALIA (0.7%)
           895   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....       770
           745   Murrin Murrin Holdings 9.375%, 8/31/07...........       655
                                                                    --------
                                                                       1,425
                                                                    --------
  BRAZIL (1.8%)
    (b,c)4,500   Banco Nacional Deseny Econ 13.64%, 6/16/08.......     3,780
                                                                    --------
  CANADA (1.6%)
        (c)575   Husky Oil Ltd. 8.90%, 8/15/28....................       553
           400   Rogers Cablesystems Ltd. 10.125%, 9/1/12.........       432
           865   Rogers Cablesystems Ltd., Series B, 10.00%,
                   3/15/05........................................       932
           605   Rogers Cantel, Inc. 8.30%, 10/1/07...............       597
           250   Rogers Communications, Inc. 9.125%, 1/15/06......       254
           100   Rogers Communications, Inc. 8.875%, 7/15/07
                   Senior Notes...................................       101
           315   Tembec Industries, Inc. 8.625%, 6/30/09..........       313
                                                                    --------
                                                                       3,182
                                                                    --------
  CHILE (0.8%)
      (b)1,650   Embotelladora Arica S.A. 9.875%, 3/15/06.........     1,681
                                                                    --------
  COLOMBIA (0.7%)
      (d)2,000   Occidente Y Caribe 0.00%, 3/15/04................     1,320
                                                                    --------
  INDIA (0.2%)
        (b)400   Reliance Industries, Inc. 10.50%, 8/6/46.........       342
                                                                    --------
  INDONESIA (0.7%)
           300   Indah Kiat International, Series B, 11.875%,
                   6/15/02........................................       249
         1,500   Tjiwi Kimia International B.V. 13.25%, 8/1/01....     1,290
                                                                    --------
                                                                       1,539
                                                                    --------
  KOREA (0.4%)
        (b)785   Samsung Electronics Co. 7.45%, 10/1/02...........       761
                                                                    --------
  LUXEMBOURG (0.2%)
    EUR (b)486   Sirona Dental Systems 9.125%, 7/15/08............       461
                                                                    --------
  MEXICO (4.2%)
$     (c)2,650   Petroleos Mexicanos 9.369%, 7/15/05..............     2,481
      (b)2,850   Petroleos Mexicanos 9.50%, 9/15/27...............     2,736
         4,200   TV Azteca S.A. 10.125%, 2/15/04..................     3,423
                                                                    --------
                                                                       8,640
                                                                    --------
  NETHERLANDS (1.4%)
           975   Hermes Europe Railtel BV 11.50%, 8/15/07 Senior
                   Notes..........................................     1,024
    EUR    299   Impress Metal 9.875%, 5/29/07....................       342
$       (d)730   PTC International Finance BV 0.00%, 7/1/07.......  $    539
    EUR    875   Tele 1 Europe B.V. 13.00%, 5/15/09...............       936
                                                                    --------
                                                                       2,841
                                                                    --------
  PHILIPPINES (0.5%)
$        1,300   Philippine Long Distance Telephone Co. 7.85%,
                   3/6/07.........................................     1,111
                                                                    --------

           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------

  POLAND (1.5%)
  (a,b,d)1,630   @Entertainment 0.00%, 2/1/09.....................     1,092
   EUR   1,900   Netia Holdings 13.50%, 6/15/09...................     2,021
                                                                    --------
                                                                       3,113
                                                                    --------
  QUATAR (0.3%)
$       (b)725   Ras Laffan Liquid National Gas 8.294%, 3/15/14...       665
                                                                    --------
  TURKEY (1.2%)
         2,440   Cellco Finance 15.00%, 8/1/05....................     2,526
                                                                    --------
  UNITED KINGDOM (2.2%)
    EUR    964   Colt Telecom Group plc 7.625%, 7/31/08...........       993
        (d)940   Dolphin Telecommunications plc 0.00%, 6/1/08.....       480
$     (b,d)500   Dolphin Telecommunications plc 0.00%, 5/15/09....       241
EUR        665   Esprit Telecommunication Group plc 11.00%,
                   6/15/08........................................       734
$          620   HMV Media Group, Inc. 10.875%, 5/15/08...........     1,014
  EUR (d)1,611   RSL Communications plc 0.00%, 6/15/08............     1,025
                                                                    --------
                                                                       4,487
                                                                    --------
  UNITED STATES (29.9%)
$          205   Adelphia Communications, Series B, 7.50%,
                   1/15/04........................................       196
           800   Adelphia Communications, Series B, 9.875%,
                   3/1/07.........................................       834
           600   Adelphia Communications, Series B, 8.375%,
                   2/1/08.........................................       577
         1,125   AES Corp. 8.50%, 11/1/07.........................     1,059
           725   American Cellular Corp. 10.50%, 5/15/08..........       743
           500   American Communications Lines LLC, `B', 10.25%,
                   6/30/08........................................       501
   EUR   1,150   American Standard Cos., Inc. 7.125%, 6/1/06......     1,195
$          885   AMSC Acquisition Co., Inc., Series B, 12.25%,
                   4/1/08.........................................       677
           405   Axia, Inc. 10.75%, 7/15/08.......................       400
        (b)932   CA FM Lease Trust 8.50%, 7/15/17.................       866
        (b)535   Centennial Cellular Holdings 10.75%, 12/15/08....       552
           600   CEX Holdings, Inc., Series B, 9.625%, 6/1/08.....       564
           350   Chancellor Media Corp. 9.00%, 10/1/08............       355
         1,365   Chancellor Media Corp., `B', 8.125%, 12/15/07....     1,324
           850   CMS Energy 7.50%, 1/15/09........................       796
            85   Columbia/HCA Healthcare, 8.13%, 8/4/03 MTN.......        84
           425   Columbia/HCA Healthcare, 6.91%, 6/15/05..........       393
         1,325   Columbia/HCA Healthcare, 8.85%, 1/1/07 MTN.......     1,333
         2,500   Columbia/HCA Healthcare, 7.69%, 6/15/25..........     2,070
      (d)1,025   Dial Call Communications, Series B, 10.25%,
                   12/15/05.......................................     1,045
           660   Dobson Communications Corp. 11.75%, 4/15/07......       693
           970   D.R. Horton, Inc. 8.00%, 2/1/09..................       912
           762   DR Securitized Lease Trust, Series 1993-K1,
                   Class A1, 6.66%, 8/15/10.......................       709
$          891   DR Securitized Lease Trust, Series 1994-K1,
                   Class A1, 7.60%, 8/15/07.......................  $    874
           250   DR Securitized Lease Trust, Series 1994-K1,
                   Class A2, 8.375%, 8/15/15......................       247
           150   DR Structured Finance, Series 1994-K2, CMO,
                   9.35%, 8/15/19.................................       151
      (b)1,050   Echostar DBS Corp. 9.375%, 2/1/09................     1,067
        (b)300   EES Coke Battery Co., Inc. 9.382%, 4/15/07.......       294

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------

           165   Entex Information Services 12.50%, 8/1/06........        99
           900   Fresenius Medical Capital Trust II 7.875%,
                   2/1/08.........................................       846
      (b,d)500   Fuji JGB Investments LLC, Series A, 9.87%,
                   12/31/49.......................................       438
           730   Global Crossing Holdings, Ltd. 9.625%, 5/15/08...       770
           770   Globalstar LP/Capital 11.375%, 2/15/04...........       508
           125   Globalstar LP/Capital 11.50%, 6/1/05.............        80
         1,020   Harrahs Operating Co., Inc. 7.875%, 12/15/05.....       989
           930   Hilton Hotels 7.95%, 4/15/07.....................       941
         1,355   HMH Properties, Inc. Series A 7.875%, 8/1/05.....     1,280
      (b)1,060   Horseshoe Gaming Holdings 8.652%, 5/15/09........     1,026
           950   Host Marriott Travel Plaza, Series B, 9.50%,
                   5/15/05........................................       976
      (b)1,175   Huntsman ICI Chemicals 10.125%, 7/1/09...........     1,179
  EUR (b)1,150   Huntsman ICI Chemicals 10.125%, 7/1/09...........     1,192
$       (d)845   Hyperiom Telecommunications, 0.00%, 4/15/03......       698
      (d)2,765   Intermedia Communications, Series B, 0.00%,
                   7/15/07........................................     1,974
           815   Iridium LLC/Capital Corp., Series A 13.00%,
                   7/15/05........................................       163
        (b)300   Jet Equipment Trust, Series C-1, 11.79%,
                   6/15/13........................................       372
        (b)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                   11/1/14........................................       369
           500   Kmart Funding Corp. 8.80%, 7/1/10................       512
           500   Mosaic RE Ltd., Class A, 9.60%, 7/9/99...........       500
           500   Musicland Group, Inc. 9.00%, 6/15/03.............       485
           950   Musicland Group, Inc. 9.875%, 3/15/08............       931
           490   National Steel Corp., Series D, 9.875%, 3/1/09...       497
      (d,e)315   Nextel Communications, Inc. 9.75%, 8/15/04.......       320
      (d)2,575   Nextel Communications, Inc. 0.00%, 9/15/07.......     1,880
      (d)1,760   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....     1,052
        (d)990   Norcal Waste Systems 13.50%, 11/15/05............     1,094
    (b,d)1,100   Nortek, Inc. 8.875%, 8/1/08......................     1,083
      (b,f)525   NSM Steel Ltd., 12.25%, 2/1/08...................         1
   GBP (d)1800   NTL, Inc. 0.00%, 4/1/08..........................     1,920
$       (b)188   Oil Purchase Co. 7.10%, 4/30/02..................       179
        (b)735   OnePoint Communications Corp., 14.50%, 6/1/08....       399
         1,020   Outdoor Systems, Inc., 8.875%, 6/15/07...........     1,065
        (b)500   Pacifica Papers, Inc. 10.00%, 3/15/09............       515
           970   Park Place Entertainment 7.875%, 12/15/05........       921
           700   Primus Telecommunications Group, Series B,
                   9.875%, 5/15/08................................       664
        (b)330   Primus Telecommunications Group, 11.25%,
                   1/15/09........................................       335
           515   PSINet, Inc., Series B, 10.00%, 2/15/05..........       512
       (d)1325   RCN Corp. 0.00%, 10/15/07........................       888
        (d)910   Rhythms Netconnections, Inc., Series B, 0.00%,
                   5/15/08........................................       480
            35   RSL Communications Ltd. 12.25%, 11/15/06.........        37
        (b)740   RSL Communications Ltd. 9.125%, 3/1/08...........       679
$     (b)1,215   Samsung Electronics Co. 9.75%, 5/1/03............  $  1,262
      (b,d)425   SB Treasury Co. LLC 9.40%, 12/29/49..............       413
           800   SD Warren Co., Series B, 12.00%, 12/15/04........       852
           805   Smithfield Foods, Inc. 7.625%, 2/15/08...........       733
         1,125   Snyder Oil Corp. 8.75%, 6/15/07..................     1,108
           960   Station Casinos, Inc. 10.125%, 3/15/06...........       990

           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------
           985   Station Casinos, Inc. 9.75%, 4/15/07.............     1,005
        (b)500   Tenet Healthcare Corp. 8.125%, 12/1/08...........       472
         1,480   Tenet Healthcare Corp. 8.625%, 1/15/07...........     1,447
      (d)1,900   Viatel, Inc., Series A, 0.00%, 4/15/08...........     1,221
           450   Vintage Petroleum 8.625%, 2/1/09.................       430
        (d)750   Wam!Net, Inc. 0.00%, 3/1/05......................       443
                                                                    --------
                                                                      61,736
                                                                    --------
TOTAL CORPORATES BONDS & NOTES....................................   106,431
                                                                    --------
ASSET BACKED SECURITIES (0.7%)
  UNITED STATES (0.7%)
           858   Commercial Financial Services, Inc.,
                   Series 1997-5, Class A1, 7.72%, 6/15/05........       214
           270   Long Beach Acceptance Auto Grantor Trust 1997-1,
                   Class B, 14.22%, 10/26/03......................       268
           922   OHA Grantor Trust, 11.00%, 9/15/03...............       918
                                                                    --------
TOTAL ASSET BACKED SECURITIES.....................................     1,400
                                                                    --------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%)
  UNITED STATES (0.9%)
           629   Aircraft Lease Portfolio Securitization Ltd.,
                   Series 1996-1, Class DX, 12.75%, 6/15/06.......       629
   (b,c)36,368   DLJ Mortgage Acceptance Corp., Series 1997-CF2,
                   Class S, IO, 0.36%, 10/15/30...................       777
        (b)535   Federal Mortgage Acceptance Corp.,
                   Series 1996-B, Class C, 7.883%, 11/15/18.......       407
                                                                    --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.........................     1,813
                                                                    --------
EUROBONDS (1.8%)
  ARGENTINA (1.8%)
      (c)4,269   Republic of Argentina, Series L, 5.938%,
                   3/31/05........................................     3,650
                                                                    --------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (37.3%)
  ARGENTINA (6.9%)
         2,920   Bonos del Tesoro, Series BT02, 8.75%, 5/9/02.....     2,673
         4,000   Republic of Argentina 12.125%, 2/15/19...........     3,640
         8,690   Republic of Argentina 11.75%, 4/7/09.............     7,864
                                                                    --------
                                                                      14,177
                                                                    --------
  BRAZIL (9.4%)
         3,319   Federated Republic of Brazil, `C' PIK, 8.00%,
                   4/15/14........................................     2,165
      (c)2,080   Federated Republic of Brazil Debt Conversion
                   Bond, Series Z-L, 5.938%, 4/15/12..............     1,292
      (c)6,289   Federative Republic of Brazil, Series EI-L,
                   5.875%, 4/15/06................................     4,968
      (c)2,400   Federated Republic of Brazil, Series NMB-L
                   5.938%, 4/15/09................................     1,686
         9,800   Federated Republic of Brazil 11.625%, 4/15/04....     9,249
                                                                    --------
                                                                      19,360
                                                                    --------
  BULGARIA (2.5%)
      (d)8,580   Bulgaria Front Loaded Interest Reduction Bond
                   2.50%, 7/28/12.................................     5,239
                                                                    --------
  CHILE (0.8%)
$        1,725   ENDESA 7.75%, 7/15/08............................  $  1,615
                                                                    --------

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------

  COLOMBIA (2.6%)
           600   Republic of Colombia, Global Bond 10.875%,
                   3/9/04.........................................       576
      (c)1,460   Republic of Colombia, 9.705%, 8/13/05............     1,266
         4,250   Republic of Colombia, 9.75%, 4/23/09.............     3,512
                                                                    --------
                                                                       5,354
                                                                    --------
  ECUADOR (0.3%)
      (c)1,230   Republic of Ecuador Discount Bond 6.00%,
                   2/28/25........................................       576
                                                                    --------
  JAMAICA (0.1%)
        (b)300   Government of Jamaica 10.875%, 6/10/05...........       279
                                                                    --------
  JORDAN (0.4%)
        (c)496   Government of Jordan 6.188%, 12/23/23............       312
      (b,c)828   Government of Jordan 6.188%, 12/23/23............       522
                                                                    --------
                                                                         834
                                                                    --------
  MEXICO (7.9%)
        12,100   United Mexican States 10.375%, 2/17/09...........    12,297
         3,780   United Mexican States 11.375%, 9/15/16 Global
                   Bond...........................................     4,065
                                                                    --------
                                                                      16,362
                                                                    --------
  NIGERIA (0.4%)
      (d)2,100   Government of Nigeria Promissory Notes 5.092%,
                   1/5/10.........................................       839
                                                                    --------
  PANAMA (1.4%)
         1,950   Republic of Panama, 9.375%, 4/1/29...............     1,862
      (d)1,305   Republic of Panama Past Due Interest, PIK 4.00%,
                   7/17/16........................................       965
                                                                    --------
                                                                       2,827
                                                                    --------
  PERU (1.4%)
    (b,d)3,950   Republic of Peru Front Loaded Interest Reduction
                   Bond 3.75%, 3/7/17.............................     2,188
      (d)1,140   Republic of Peru Front Loaded Interest Reduction
                   Bond 3.75%, 3/7/17.............................       631
                                                                    --------
                                                                       2,819
                                                                    --------
  RUSSIA (2.0%)
      (b)8,370   Government of Russia 11.00%, 7/24/18.............     4,206
                                                                    --------
  VENEZUELA (1.2%)
      (c)3,238   Republic of Venezuela Discount Bond, Series L,
                   6.313%, 12/18/07...............................     2,511
                                                                    --------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS.....................    76,998
                                                                    --------
LOAN AGREEMENTS (1.6%)
  INDONESIA (0.4%)
        (c)300   Republic of Indonesia Syndicated Loan 8.125%,
                   8/25/00........................................       280
        (c)500   Republic of Indonesia Syndicated Loan 8.375%,
                   8/25/01........................................       440
        (c)100   Republic of Indonesia Syndicated Loan 8.625%,
                   8/25/02........................................        86
                                                                    --------
                                                                         806
                                                                    --------

           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------

  MOROCCO (1.2%)
$     (c)3,080   Kingdom of Morocco, Series A, 5.906%, 1/1/09.....  $  2,487
                                                                    --------
TOTAL LOAN AGREEMENTS.............................................     3,293
                                                                    --------

    SHARES
    ------
PREFERRED STOCKS (0.9%)
  UNITED STATES (0.9%)
      (a)6,275   Concentric Network Corp. 13.50%..................       593
        (a)679   IXC Communications, Inc., PIK 12.50%.............       655
         6,931   Paxson Communications 13.25%.....................       624
                                                                    --------
TOTAL PREFERRED STOCKS............................................     1,872
                                                                    --------

    NO. OF
   WARRANTS
   --------
WARRANTS (0.4%)
  ARGENTINA (0.0%)
      (a)4,750   Republic of Argentina, expiring 2/25/00..........         5
                                                                    --------
  COLOMBIA (0.1%)
   (a,b)80,000   Occidente Y Caribe, expiring 3/15/04.............       135
                                                                    --------
  POLAND (0.0%)
    (a,b)6,520   @Entertainment, expiring 2/1/09..................        --
                                                                    --------
  UNITED STATES (0.3%)
    (a,b)8,850   American Mobile Satellite Corp., expiring
                   4/1/08.........................................        32
(a,b)3,323,743   NSM Steel, Inc., expiring 2/1/08.................         4
    (a,b)7,350   OnePoint Communications Corp., expiring 6/1/08...         1
   (a,b)38,200   Rhythms Netconnections, Inc. expiring 5/15/08....       550
   (a,b)22,500   Wam!Net, Inc., expiring 3/1/05...................        51
                                                                    --------
                                                                         638
                                                                    --------
TOTAL WARRANTS....................................................       778
                                                                    --------
TOTAL LONG-TERM INVESTMENTS (95.2%) (COST $199,335)...............   196,235
                                                                    --------

                PAR
              VALUE
              (000)
-------------------

SHORT-TERM INVESTMENTS (2.6%)
  TREASURY BILLS (1.3%)
TRL(b)1,146,669,000   Republic of Turkey, Series 14T, 0.00%, 2/9/00....     1,703
        510,772,000   Republic of Turkey, Series 6B, 0.00%, 9/15/99....     1,032
                                                                         --------
                                                                            2,735
                                                                         --------
  REPURCHASE AGREEMENT (1.3%)
$             2,598   Chase Securities, Inc., 4.55%, dated 6/30/99,
                        due 7/1/99, to be repurchased at $2,598,
                        collateralized by $2,415 U.S. Treasury Bonds,
                        7.250% due 5/15/16, valued at $2,684...........     2,598
                                                                         --------
TOTAL SHORT-TERM INVESTMENTS (2.6%) (COST $5,663)......................     5,333
                                                                         --------

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                       VALUE
                                                                       (000)
----------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $204,998) (97.8%).........................  $201,568
OTHER ASSETS IN EXCESS OF LIABILITIES (2.2%)......................     4,567
                                                                    --------
NET ASSETS (100%).................................................  $206,135
                                                                    ========

---------------

(a)   --  Non-income producing security
(b)   --  144A Security--Certain conditions for public sale may exist.
(c)   --  Variable/floating rate security--rate disclosed is as of June 30,
          1999.
(d) -- Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999. Maturity date disclosed is the ultimate maturity date.
(e)   --  Security out on collateral for outstanding futures contracts.
(f)   --  Bond is in default.
ARP   --  Argentine Peso
CMO   --  Collaterized Mortgage Obligation
EUR   --  Euro
GBP   --  British Pound
IO    --  Interest Only
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
MTN   --  Medium Term Note
TRL   --  Turkish Lira

        ----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                    VALUE     PERCENT OF
INDUSTRY                            (000)     NET ASSETS
--------                           --------   ----------
Foreign Government & Agency
Obligations......................  $ 76,998     37.4%
Telecommunications...............    30,924     15.0
Services.........................    18,115      8.8
Broadcast--Radio & Television....    15,637      7.6
Multi-Industry...................    15,112      7.3
Finance..........................    10,797      5.2
Materials........................     5,243      2.5
Technology.......................     4,926      2.4
Eurobonds........................     3,650      1.8
Utilities........................     3,584      1.7
Loan Agreements..................     3,293      1.6
Collateralized Mortgage
Obligations & Asset Backed
Securities.......................     3,213      1.6
Consumer Goods...................     2,807      1.4
Transportation...................     1,024      0.5
Capital Goods....................       912      0.4
                                   --------     ----
                                   $196,235     95.2%
                                   ========     ====

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $204,998)......................      $201,568
  Margin Deposit on Futures.................................           199
  Receivable for:
    Interest................................................         4,781
    Investments Sold........................................         2,710
    Fund Shares Sold........................................           328
    Variation of Futures Contracts..........................            33
    Foreign Withholding Tax Reclaim.........................            19
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts...............................................           271
  Other.....................................................             9
                                                                  --------
    Total Assets............................................       209,918
                                                                  --------
LIABILITIES:
  Payable for:
    Dividends Declared......................................         1,798
    Bank Overdraft..........................................           602
    Investments Purchased...................................           496
    Fund Shares Redeemed....................................           293
    Distribution Fees.......................................           284
    Investment Advisory Fees................................           127
    Administrative Fees.....................................            43
    Professional Fees.......................................            42
    Transfer Agent Fees.....................................            35
    Shareholder Reporting Expenses..........................            23
    Custody Fees............................................            22
    Directors' Fees and Expenses............................            16
  Other.....................................................             2
                                                                  --------
    Total Liabilities.......................................         3,783
                                                                  --------
NET ASSETS..................................................      $206,135
                                                                  ========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $     21
  Paid in Capital in Excess of Par..........................       283,951
  Accumulated Net Investment Income.........................           357
  Net Unrealized Depreciation on Investments, Foreign
    Currency Translations and Futures.......................        (3,140)
  Accumulated Net Realized Loss.............................       (75,054)
                                                                  --------
NET ASSETS..................................................      $206,135
                                                                  ========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $58,506,414 and 5,907,569 Shares
    Outstanding)............................................      $   9.90
                                                                  ========
  Maximum Sales Charge......................................         4.75%
  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge))..............      $  10.39
                                                                  ========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $107,012,758 and 10,849,654 Shares
    Outstanding)*...........................................      $   9.86
                                                                  ========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $40,616,194 and 4,116,484 Shares
    Outstanding)*...........................................      $   9.87
                                                                  ========

-------------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                     (000)
--------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................      $ 27,856
                                                                  --------
EXPENSES:
  Distribution Fees (Attributed to Classes A, B, and C of
    $173, $1,158, and $468, respectively)...................         1,799
  Investment Advisory Fees..................................         1,743
  Administrative Fees.......................................           585
  Shareholder Reports.......................................           106
  Custodian Fees............................................           124
  Transfer Agent Fees.......................................           108
  Professional Fees.........................................            66
  Filing and Registration Fees..............................            44
  Directors' Fees and Expenses..............................            12
  Other.....................................................            17
                                                                  --------
    Total Expenses..........................................         4,604
                                                                  --------
Net Investment Income/Loss..................................        23,252
                                                                  --------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................       (75,324)
  Foreign Currency Transactions.............................          (393)
  Futures...................................................             5
                                                                  --------
    Net Realized Gain/Loss..................................       (75,712)
                                                                  --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................       (14,693)
                                                                  --------
  End of the Period:
    Investments.............................................        (3,430)
    Foreign Currency Translations...........................           257
    Futures.................................................            33
                                                                  --------
                                                                    (3,140)
                                                                  --------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        11,553
                                                                  --------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       (64,159)
                                                                  --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $(40,907)
                                                                  ========

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     YEAR ENDED         YEAR ENDED
                                                                  JUNE 30, 1999      JUNE 30, 1998
                                                                          (000)              (000)
--------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $      23,252      $      19,591
  Net Realized Gain/Loss....................................            (75,712)            12,018
  Net Unrealized Appreciation/Depreciation..................             11,553            (28,435)
                                                                  -------------      -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................            (40,907)             3,174
                                                                  -------------      -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................             (7,573)            (6,930)
  Class B...................................................            (11,681)            (8,313)
  Class C...................................................             (4,723)            (3,852)
                                                                  -------------      -------------
                                                                        (23,977)           (19,095)
                                                                  -------------      -------------
  Net Realized Gain:
  Class A...................................................                 --             (6,907)
  Class B...................................................                 --             (8,787)
  Class C...................................................                 --             (4,230)
  In Excess of Net Realized Gain:
  Class A...................................................                (42)                --
  Class B...................................................                (70)                --
  Class C...................................................                (29)                --
                                                                  -------------      -------------
                                                                           (141)           (19,924)
                                                                  -------------      -------------
  Net Decrease in Net Assets Resulting from Distributions...            (24,118)           (39,019)
                                                                  -------------      -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................             83,177            226,529
  Distributions Reinvested..................................             13,759             25,615
  Redeemed..................................................           (123,953)          (114,610)
                                                                  -------------      -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................            (27,017)           137,534
                                                                  -------------      -------------
  Total Increase/Decrease in Net Assets.....................            (92,042)           101,689
NET ASSETS--Beginning of Period.............................            298,177            196,488
                                                                  -------------      -------------
NET ASSETS--End of Period (Including accumulated net
  investment income of $357 and $781, respectively).........      $     206,135      $     298,177
                                                                  =============      =============
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) CLASS A:
   Shares:
     Subscribed.............................................              3,413              6,811
     Distributions Reinvested...............................                486                743
     Redeemed...............................................             (5,339)            (5,569)
                                                                  -------------      -------------
   Net Increase/Decrease in Class A Shares Outstanding......             (1,440)             1,985
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $      36,170      $      93,959
     Distributions Reinvested...............................              4,873              9,850
     Redeemed...............................................            (53,258)           (77,161)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $     (12,215)     $      26,648
                                                                  =============      =============
   Ending Paid in Capital...................................      $      80,677+     $      92,892
                                                                  =============      =============
   CLASS B:
   Shares:
     Subscribed.............................................              3,007              7,464
     Distributions Reinvested...............................                619                770
     Redeemed...............................................             (4,586)            (1,939)
                                                                  -------------      -------------
   Net Increase/Decrease in Class B Shares Outstanding......               (960)             6,295
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $      31,134      $     101,066
     Distributions Reinvested...............................              6,179             10,086
     Redeemed...............................................            (45,561)           (26,325)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $      (8,248)     $      84,827
                                                                  =============      =============
   Ending Paid in Capital...................................      $     147,844+     $     156,092
                                                                  =============      =============
   CLASS C:
   Shares:
     Subscribed.............................................              1,545              2,312
     Distributions Reinvested...............................                270                432
     Redeemed...............................................             (2,552)              (825)
                                                                  -------------      -------------
   Net Increase/Decrease in Class C Shares Outstanding......               (737)             1,919
                                                                  =============      =============
   Dollars:
     Subscribed.............................................      $      15,873      $      31,504
     Distributions Reinvested...............................              2,707              5,679
     Redeemed...............................................            (25,134)           (11,124)
                                                                  -------------      -------------
   Net Increase/Decrease....................................      $      (6,554)     $      26,059
                                                                  =============      =============
   Ending Paid in Capital...................................      $      55,455+     $      62,009
                                                                  =============      =============

---------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  CLASS A
                                          -------------------------------------------------------
                                                            YEAR ENDED JUNE 30,
                                          -------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS          1999#       1998#        1997        1996        1995
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $12.464     $ 14.26     $ 12.47     $ 11.57     $ 12.17
                                          -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........       1.062        1.15        1.25        1.36        1.26
  Net Realized and Unrealized
    Gain/Loss........................      (2.516)      (0.67)       2.30        0.80       (0.52)
                                          -------     -------     -------     -------     -------
  Total From Investment Operations...      (1.454)       0.48        3.55        2.16        0.74
                                          -------     -------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income..............      (1.100)      (1.09)      (1.25)      (1.26)      (1.22)
  Net Realized Gain..................          --       (1.19)      (0.51)         --       (0.12)
  In Excess of Net Realized Gain.....      (0.006)         --          --          --          --
                                          -------     -------     -------     -------     -------
  Total Distributions................      (1.106)      (2.28)      (1.76)      (1.26)      (1.34)
                                          -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......     $ 9.904     $ 12.46     $ 14.26     $ 12.47     $ 11.57
                                          =======     =======     =======     =======     =======
TOTAL RETURN (1).....................      (11.14)%      3.40%      30.29%      19.61%       6.87%
                                          =======     =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)....     $58,506     $91,579     $76,439     $41,493     $14,819
Ratio of Expenses to Average Net
  Assets.............................        1.45%       1.45%       1.52%       1.55%       1.55%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............       10.55%       8.36%       9.73%      11.95%      11.53%
Portfolio Turnover Rate..............         121%        156%        157%        220%        178%
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $    --     $    --     $    --     $  0.02     $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....          --          --          --        1.69%       1.97%
  Net Investment Income/Loss to
    Average Net Assets...............          --          --          --       11.81%      11.11%
-------------------------------------------------------------------------------------------------

                                                              CLASS B
                                       ------------------------------------------------------
                                              YEAR ENDED JUNE 30,
                                       ---------------------------------      AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS        1999#        1998#        1997     TO JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................  $ 12.396     $  14.20     $ 12.44     $          11.63
                                       --------     --------     -------     ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........     0.982         1.04        1.07                 1.18
  Net Realized and Unrealized
    Gain/Loss........................    (2.497)       (0.65)       2.35                 0.72
                                       --------     --------     -------     ----------------
  Total From Investment Operations...    (1.515)        0.39        3.42                 1.90
                                       --------     --------     -------     ----------------
DISTRIBUTIONS
  Net Investment Income..............    (1.012)       (1.00)      (1.15)               (1.09)
  Net Realized Gain..................        --        (1.19)      (0.51)                  --
  In Excess of Net Realized Gain.....    (0.006)          --          --                   --
                                       --------     --------     -------     ----------------
  Total Distributions................    (1.018)       (2.19)      (1.66)               (1.09)
                                       --------     --------     -------     ----------------
NET ASSET VALUE, END OF PERIOD.......  $  9.863     $  12.40     $ 14.20     $          12.44
                                       ========     ========     =======     ================
TOTAL RETURN (1).....................    (11.82)%       2.63%      29.14%               17.07%*
                                       ========     ========     =======     ================
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)....  $107,013     $146,401     $78,340     $         26,174
Ratio of Expenses to Average Net
  Assets.............................      2.20%        2.20%       2.27%                2.30%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............      9.81%        7.64%       8.86%               12.06%
Portfolio Turnover Rate..............       121%         156%        157%                 220%*
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................  $     --     $     --     $    --     $           0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....        --           --          --                 2.47%
  Net Investment Income/Loss to
    Average Net Assets...............        --           --          --                11.89%
-------------------------------------------------------------------------------------------------   --------------------------------
----------------------

                                                                  CLASS C
                                          -------------------------------------------------------
                                                            YEAR ENDED JUNE 30,
                                          -------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS          1999#       1998#        1997        1996        1995
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $12.403     $ 14.21     $ 12.45     $ 11.58     $ 12.16
                                          -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........       0.982        1.04        1.16        1.30        1.17
  Net Realized and Unrealized
    Gain/Loss........................      (2.500)      (0.66)       2.26        0.77       (0.50)
                                          -------     -------     -------     -------     -------
  Total From Investment Operations...      (1.518)       0.38        3.42        2.07        0.67
                                          -------     -------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income..............      (1.012)      (1.00)      (1.15)      (1.20)      (1.13)
  Net Realized Gain..................          --       (1.19)      (0.51)         --       (0.12)
  In Excess of Net Realized Gain.....      (0.006)         --          --          --          --
                                          -------     -------     -------     -------     -------
  Total Distributions................      (1.018)      (2.19)      (1.66)      (1.20)      (1.25)
                                          -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......     $ 9.867     $ 12.40     $ 14.21     $ 12.45     $ 11.58
                                          =======     =======     =======     =======     =======
TOTAL RETURN (1).....................      (11.83)%      2.55%      29.12%      18.71%       6.20%
                                          =======     =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)....     $40,616     $60,197     $41,709     $28,094     $11,880
Ratio of Expenses to Average Net
  Assets.............................        2.20%       2.20%       2.27%       2.30%       2.30%
Ratio of Net Investment Income to
  Average Net Assets.................        9.81%       7.62%       9.04%      11.40%      10.72%
Portfolio Turnover Rate..............         121%        156%        157%        220%        178%
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $    --     $    --     $    --     $  0.04     $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....          --          --          --        2.44%       2.74%
  Net Investment Income/Loss to
    Average Net Assets...............          --          --          --       11.26%      10.28%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to offer investors high current income consistent with relative stability of principal and potential for capital appreciation. The Fund commenced operations on April 21, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                        CONTINGENT
                                         DEFERRED
                                       SALES CHARGE
YEAR OF REDEMPTION                  CLASS B    CLASS C
------------------                  --------   --------
First.............................   4.00%      1.00%
Second............................   4.00%      None
Third.............................   3.00%      None
Fourth............................   2.50%      None
Fifth.............................   1.50%      None
Thereafter........................   None       None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At June 30, 1999, approximately 86% of the net assets of the Worldwide High Income Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999
translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                   NET
                                              APPRECIATION/
        COST            APPREC.    DEPREC.    DEPRECIATION
        (000)            (000)      (000)         (000)
        -----           -------    -------    -------------
      $212,269           $8,059    $(18,760)    $(10,701)

6. DISTRIBUTIONS OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $297,000 has been reclassified from accumulated net realized loss and approximately $4,000 has been reclassified from paid in capital in excess of par totaling $301,000 posted to accumulated net investment income.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                           CLASS B
                      CLASS A            AND CLASS C
                   MAX. OPERATING       MAX. OPERATING
ADVISORY FEE       EXPENSE RATIO        EXPENSE RATIO
------------       --------------       --------------
   0.75%               1.55%                2.30%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $12,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $308,371 for Class A shares and deferred sales charges of $6,501, $610,632, and $24,589 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $7,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.
Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $267,604,000 and sales of approximately $287,663,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                      UNREALIZED
                                          CURRENT    APPRECIATION/
                                           VALUE     DEPRECIATION
FORWARD CURRENCY CONTRACTS                 (000)         (000)
--------------------------                -------    -------------
SHORT CONTRACTS:
British Pound,
  2,005,000 expiring 9/3/99.............  $ 3,165        $ 66
Euro,
  9,215,000 expiring 7/26/99-8/20/99....    9,536         205
                                          -------        ----
                                          $12,701        $271
                                          =======        ====

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Transactions in futures contracts for the year ended June 30, 1999, were as follows:

                                             CONTRACTS
------------------------------------------------------
Outstanding at June 30, 1998...............     -0-
Futures Opened.............................      69
Futures Closed.............................     (56)
                                                ---
Outstanding at June 30, 1999...............      13
                                                ===

The futures contracts outstanding as of June 30, 1999, and the descriptions and the unrealized appreciation/ depreciation are as follows:

                                                      UNREALIZED
                                                     APPRECIATION/
                                                     DEPRECIATION
                                         CONTRACTS       (000)
------------------------------------------------------------------
SHORT CONTRACTS:
U.K. Long Gilt September 1999
  (Current notional value
  $2,329,331)..........................     13            $33
                                            ==            ===

                           PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) (1)  Articles of Amendment and Restatement(1)

    (2)  Articles Supplementary (adding Registrant's High Yield & Total
         Return (formerly, High Yield) and Japanese Equity Funds) to the
         Amended and Restated Articles of Incorporation(2)

    (3)  Articles Supplementary (adding Registrant's Global Equity, Emerging
         Market Debt, Mid Cap Growth, Equity Growth and Value Funds) to the
         Amended and Restated Articles of Incorporation(3)

    (4)  Articles Supplementary (changing the name of Morgan Stanley Equity
         Growth to Van Kampen Equity Growth) to the Amended and Restated
         Articles of Incorporation(7)

    (5) Articles Supplementary (adding Registrant's Global Franchise Fund) to the Amended and Restated Articles of Incorporation(7)

    (6)  Articles of Amendment (changing the corporate name from Morgan
         Stanley Fund, Inc. to Van Kampen Series Fund, Inc.)(8)

    (7) Articles Supplementary (changing the name of each fund (except the money market funds))(8)

    (8)  Articles Supplementary (changing the name of Van Kampen Aggressive
         Equity Fund to Van Kampen Focus Equity Fund)(10)

    (9)  Articles Supplementary (changing the name of Van Kampen Global
         Franchise Fund to Van Kampen Tax Managed Global Franchise Fund)+

(b)      Amended and Restated By-Laws(1)

(c) Specimen stock certificates relating to all of the Funds of the Registrant(5)

(d) (1)  Investment Advisory Agreement(8)

    (2)  Investment Sub-Advisory Agreement, Morgan Stanley Dean Witter
         Investment Management Inc., formerly, Morgan Stanley Asset
         Management Inc.(5)

    (3)  Investment Sub-Advisory Agreement, Miller Anderson & Sherrerd,
         LLP(5)

(e) (1)  Distribution Agreement(3)

    (2)  Form of Dealer Agreement(9)

    (3)  Form of Broker Fully Disclosed Clearing Agreement(9)

    (4)  Form of Bank Fully Disclosed Clearing Agreement(9)

(f) (1)  Form of Trustee Deferred Compensation Agreement(6)

    (2)  Form of Trustee Retirement Plan(6)

(g)      Custody Agreement, The Chase Manhattan Bank, N.A.(4)

(h) (1)  Transfer Agency and Service Agreements:

         (i)     Sub-Transfer Agency Agreement between Morgan Stanley Dean
                 Witter Investment Management Inc., formerly, Morgan Stanley
                 Asset Management Inc. and Van Kampen Investor
                 Services Inc.(3)

         (ii)    Assignment and Assumption Agreement for Sub-Transfer Agency
                 Agreement between Van Kampen Investment Advisory Corp. and
                 Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(5)

         (iii)   Sub-Transfer Agency Agreement between Miller Anderson &
                 Sherrerd, LLP and Van Kampen Investor Services Inc.(3)

         (iv)    Assignment and Assumption Agreement (Sub-Transfer Agency
                 Agreement) between Van Kampen Investment Advisory Corp. and
                 Miller Anderson & Sherrerd, LLP(5)

         (v)     Amended Schedule for Sub-Transfer Agency Agreement between
                 Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc., and Van
                 Kampen Investor Services Inc. (Tax Managed Global Franchise
                 Fund)(8)

    (2)  Administration Agreements:

         (i)     Administration Agreement between Registrant and Morgan
                 Stanley Dean Witter Investment Management Inc., formerly,
                 Morgan Stanley Asset Management Inc.(4) and as amended by
                 Addendum to such Agreement(1)

         (ii)    Assignment and Assumption Agreement (Administration
                 Agreement) between Van Kampen Investment Advisory Inc. and
                 Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(5)

         (iii)   Administration Agreement between Registrant and Miller
                 Anderson & Sherrerd, LLP(3)

         (iv)    Assignment and Assumption Agreement (Administration
                 Agreement) between Van Kampen Investment Advisory Corp. and
                 Miller Anderson & Sherrerd, LLP(5)

         (v)     Sub-Administration Agreement between Morgan Stanley Dean
                 Witter Investment Management Inc., formerly, Morgan Stanley
                 Asset Management Inc. and The Chase Manhattan Bank(3)

         (vi)    Assignment and Assumption Agreement (Sub-Administration
                 Agreement) between Van Kampen Investment Advisory Corp. and
                 Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(5)

         (vii)   Sub-Administration Agreement between Miller Anderson &
                 Sherrerd, LLP and The Chase Manhattan Bank(3)

         (viii)  Assignment and Assumption Agreement (Sub-Administration
                 Agreement) between Van Kampen Investment Advisory Corp. and
                 Miller Anderson & Sherrerd, LLP(5)

         (ix)    Amended Administration Agreement between Registrant and
                 Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(4)

    (3)  Amended and Restated Legal Services Agreement(8)

(i) (1)  Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)(8)

    (2)  Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+

(j)      Consent of Independent Accountants+

(k)      Not applicable

(l)      Purchase Agreement(4)

(m) (1)  Distribution Plan Pursuant to Rule 12b-1:

         (i)     Plan of Distribution for Class A Shares of the Global Fixed
                 Income, Asian Growth, American Value, Worldwide High Income,
                 Emerging Markets, Latin American, Global Equity Allocation,
                 High Yield & Total Return (formerly High Yield),
                 International Magnum and Focus Equity (formerly Aggressive
                 Equity) Funds(3)

         (ii)    Plan of Distribution of the Japanese Equity, European
                 Equity, Growth and Income II, Global Equity, Emerging
                 Markets Debt, Mid Cap Growth, Equity Growth, Value and Tax
                 Managed Global Franchise Funds(3)

         (iii)   Amended and Restated Plan of Distribution for Class B and
                 Class C Shares of the Global Fixed Income, Asian Growth,
                 American Value, Worldwide High Income, Emerging Markets,
                 Latin American, Global Equity Allocation, High Yield & Total
                 Return (formerly High Yield), International Magnum, Focus
                 Equity (formerly Aggressive Equity), Japanese Equity, Global
                 Equity, Emerging Markets Debt, Mid Cap Growth, Equity
                 Growth, Value and Tax Managed Global Franchise Funds(3)

         (iv)    Plan of Distribution for Class B and Class C Shares of the
                 Japanese Equity, European Equity and Growth and Income II
                 Funds(3)

    (2)  Service Plans for each fund in the Series(10)

(o)      Multiple Class Plan(3)

(p) (1) Form of Code of Ethics for Funds, investment adviser and distributor+

(p) (2)  Form of Code of Ethics for subadvisers+

(q)      Power of Attorney+

(z) (1)  List of certain investment companies in response to Item 27(a)+

    (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

(5) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 29, 1997.

(6) Incorporated herein by reference to Post-Effective 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A (File Nos. 2-12685 and 811-734), as filed with the SEC via EDGAR on April 29, 1999.

(7) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 1, 1998.

(8) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140) as filed with the SEC via EDGAR on September 28, 1998.

(9) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Van Kampen Equity Trust II Registration Statement on Form N-1A (File Nos. 333-75493 and 811-9279), as filed with the SEC via EDGAR on June 4, 1999.


(10) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 28, 1999.



+   Filed herewith.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    See the Statement of Additional Information

ITEM 25.  INDEMNIFICATION

    Pursuant to Maryland General Corporate Law ("MGCL") Code Ann. Article III
Section 2-418, a Maryland corporation may provide in its governing instrument for the indemnification of its officers and directors from and against any and all claims and demands whatsoever.

    Reference is made to Article Seventh, Section 2 of the Registrant's Articles of Amendment and Restatement. Article Seventh of the Articles of Amendment and Restatement provides that each officer and director of the Registrant shall be indemnified by the Registrant against all expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, administrative or investigative in which the officer or director may be or may have been involved by reason of being or having been an officer or director, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct Conditional advancing of indemnification monies may be made if the director or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification.

    The Registrant has purchased insurance on behalf of its officers and directors protecting such persons from liability arising from their activities as officers or directors of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or directors would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

    Pursuant to Section 6 of the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Van Kampen Funds Inc. (the "Distributor"), its directors and officers and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending any such claims, demands, or liabilities and any counsel fees incurred in connection therewith arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case in the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person is expressly conditioned upon the Registrant's being promptly notified of any action brought against any such persons.

    See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUBADVISERS

    See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements," and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

    See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc. (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current
Form ADV (SEC File No. 801-15757) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

    See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Miller Anderson & Sherrerd, LLP (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-10437) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

    (a) The sole principal underwriter is Van Kampen Funds Inc. which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated by reference herein.

    (b) Van Kampen Funds Inc., is an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the directors and officers of the Registrant are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Directors and Officers" in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required by the Registrant by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by Registrant, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153 or The Chase Manhattan Bank,
3 MetroTech Center, Brooklyn, New York 11245; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555; (iii) by the Subadvisers, will be maintained at Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, New York, New York 10020, and Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428; (iv) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29.  MANAGEMENT SERVICES

    Not applicable

ITEM 30.  UNDERTAKINGS

    Not applicable

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Van Kampen Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on the 7th of March, 2000.


                                                       VAN KAMPEN SERIES FUND, INC.

                                                       By:           /s/ A. THOMAS SMITH III
                                                            -----------------------------------------
                                                                  A. Thomas Smith III, Secretary


    Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on March 7, 2000 by the following persons in the capacities indicated.



                   SIGNATURE                                   TITLE
                   ---------                                   -----
Principal Executive Officer:
          /s/ RICHARD F. POWERS, III*             President and Director
     --------------------------------------
             Richard F. Powers, III
Principal Financial Officer:
             /s/ JOHN L. SULLIVAN*                Vice President, Chief Financial Officer and
     --------------------------------------         Treasurer
                John L. Sullivan
Directors:
              /s/ WAYNE W. WHALEN*                Director (Chairman)
     --------------------------------------
                Wayne W. Whalen
             /s/ J. MILES BRANAGAN*               Director
     --------------------------------------
               J. Miles Branagan
              /s/ JERRY D. CHOATE*                Director
     --------------------------------------
                Jerry D. Choate
            /s/ LINDA HUTTON HEAGY*               Director
     --------------------------------------
               Linda Hutton Heagy
             /s/ R. CRAIG KENNEDY*                Director
     --------------------------------------
                R. Craig Kennedy
             /s/ MITCHELL M. MERIN*               Director
     --------------------------------------
               Mitchell M. Merin
              /s/ JACK E. NELSON*                 Director
     --------------------------------------
                 Jack E. Nelson
             /s/ PHILLIP B. ROONEY*               Director
     --------------------------------------
               Phillip B. Rooney
              /s/ FERNANDO SISTO*                 Director
     --------------------------------------
                 Fernando Sisto
            /s/ SUZANNE H. WOOLSEY*               Director
     --------------------------------------
               Suzanne H. Woolsey
             /s/ PAUL G. YOVOVICH*                Director
     --------------------------------------
                Paul G. Yovovich


------------------------


* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.



                  /s/ A. THOMAS SMITH III
             ---------------------------------
                    A. Thomas Smith III                                                     March 7, 2000.
                      ATTORNEY-IN-FACT

                            SCHEDULE OF EXHIBITS TO
                    POST-EFFECTIVE AMENDMENT 29 TO FORM N-1A



       EXHIBIT
       NUMBER           EXHIBIT
       ------           -------
       (a)(9)           Articles Supplementary
       (i)(2)           Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
         (j)            Consent of PricewaterhouseCoopers LLP
       (p)(1)           Form of Code of Ethics for Funds, investment adviser and
                        distributor
       (p)(2)           Form of Code of Ethics for subadvisers
         (q)            Power of Attorney
         (z)            (1) List of certain investment companies in response to
                        Item 29(a)
                        (2) List of officers and directors of Van Kampen Funds Inc.
                        in response to Item 29(b)